As filed with the Securities and Exchange Commission on July 8, 2022

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-07168)

Hennessy Funds Trust
(Exact name of registrant as specified in charter)

7250 Redwood Blvd., Suite 200
Novato, CA 94945
(Address of principal executive offices) (Zip code)

Teresa M. Nilsen
7250 Redwood Blvd., Suite 200
Novato, CA 94945
(Name and address of agent for service)

800-966-4354
Registrant’s telephone number, including area code

Date of fiscal year end: October 31, 2022

Date of reporting period: April 30, 2022

Item 1. Reports to Stockholders.

(a)
SEMI-ANNUAL REPORT

APRIL 30, 2022

HENNESSY CORNERSTONE GROWTH FUND

Investor Class  HFCGX
Institutional Class  HICGX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	16
Expense Example	24
Proxy Voting Policy and Proxy Voting Records	26
Availability of Quarterly Portfolio Schedule	26
Important Notice Regarding Delivery of Shareholder Documents	26
Electronic Delivery	26
Board Approval of Investment Advisory Agreement	27

HENNESSY FUNDS	1-800-966-4354

May 2022

Dear Hennessy Funds Shareholder:

We’d like to start our semi-annual letter with a pause. At the end of 2021, we looked forward to a new year – a potentially calmer year – having come through almost two full years of the coronavirus pandemic. As people, we were aware our lives had changed, but we hoped for a better 2022; as investors, we were aware that the economy was strong and employment was robust, yet challenges loomed, including inflation, supply chain disruptions, and tightening monetary policy; as employees, students, and family members, we recognized much was different, but we sought a return to what’s familiar. What we didn’t know was that a world leader who controls one of the largest militaries on the planet was about to start one of the worst atrocities in Europe since World War II. Our thoughts are with the Ukrainian people, and our hope is for this unjustified, senseless human tragedy to end quickly.

The equity market started 2022 on a high note, with the S&P 500® Index hitting an all-time high on the first trading day of the year. This turned out to be the last hurrah for a market that saw a continuous march higher in 2021, having hit 70 new all-time highs, with a new all-time high being recorded on average every three and a half days. Concerns in the market then coalesced and overpowered bullish sentiment, and the market has spiraled lower throughout 2022. Factors that drove the market lower include: tightening monetary policy as the Federal Reserve has begun raising rates and has announced plans for shrinking its $8.5 trillion asset portfolio; inflation, higher energy costs, and their effects on the domestic and global economies; continued supply chain disruptions; investors’ indiscriminate liquidation of broad-based ETFs and index funds and the detrimental effect on equities; and the near-term and long-term global implications of the Russian invasion of Ukraine.

While markets are adjusting, many positive conditions remain intact. Corporate balance sheets and profits remain strong, GDP growth remains positive, the consumer continues to show resilience in the face of rising prices, cash is abundant both at the corporate and household levels, unemployment is exceptionally low, and our financial system remains healthy. Markets are also experiencing a change in leadership, as value stocks have been outperforming growth stocks, and traditionally defensive sectors such as Utilities and Consumer Staples have been outperforming the broader market. Finally, the Energy sector has soared in 2022, as companies reap the benefits of dramatically higher oil and natural gas prices, and shareholders are rewarded with significantly higher dividends, aggressive buybacks, and higher stock prices after many years of underperformance for the sector.

With history as our guide, we are hopeful that eventually the market may bottom and head higher again. Since the financial crisis of 2008, we have experienced many corrections and many recoveries to new highs. The Dow Jones Industrial Average has dropped over 10% eight times, including the current drop, for a median decline of 14.00%, and on average, it took 45 trading days to drop from peak to trough and 127 trading days to return to the previous peak. Since the current drop has taken longer to go from peak to its recent trough, it may take some time for a recovery in prices to truly take hold.

On a positive note, valuations have come in, and many stocks have become more attractive, especially for longer-term investors. We note, however, that the concept of “historically cheap stocks” does not, on its own, move the market higher. Rather, it is

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LETTER TO SHAREHOLDERS

overall capitulation and improving fundamentals that could bring buyers back into the market and reverse any bearish trends. Investors need to see improving company earnings, retreating inflationary trends, a measured pace of interest rate increases globally that does not cause significant economic contraction, hope for a more peaceful and orderly world economic system unconstrained by supply bottlenecks and other hindrances to global trade, and, most importantly, a subsidence of the deleterious effects of the coronavirus pandemic. While that may seem like a “tall order,” we believe that patient investing, focusing on value, quality, and downside risk mitigation, works well over the longer term.

During this tumultuous period, performance of the majority of the Hennessy Funds has been relatively strong when compared to the overall market as well as to our benchmarks. During the six months ended April 30, 2022, the Dow Jones Industrial Average, the S&P 500® Index, and the NASDAQ Composite Index dropped 7.05%, 9.65%, and 20.15%, respectively, on a total return basis. During this period when these three major indices saw significant declines, we were pleased that seven of our 16 Funds posted positive total returns, 10 of our 14 domestic Funds outperformed the S&P 500® Index, and over half of our active funds outperformed their primary benchmarks.

We thank you, our shareholders, for your continued interest in our family of Funds. We are grateful for the trust you put in us, and we will continue to strive to manage our portfolios for long-term performance, ever mindful of downside risk. While volatility and uncertainty may impact the markets in the short-term, we encourage investors to stay the course, maintain a diversified portfolio, and keep a long-term perspective. If you have any questions or would like to speak with us, please don’t hesitate to call us directly at (800) 966-4354. In closing, we would also like to thank all of the healthcare and frontline workers that have worked – and still work – tirelessly throughout the coronavirus pandemic.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The NASDAQ Composite Index comprises all common stocks listed on The NASDAQ Stock Market and is commonly used to measure the performance of technology-related stocks. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

Please refer to the Performance Overview section for more detailed performance information.

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Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2022

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Cornerstone Growth Fund –
Investor Class (HFCGX)	-1.92%	-1.39%	9.23%	10.52%
Hennessy Cornerstone Growth Fund –
Institutional Class (HICGX)	-1.78%	-1.08%	9.59%	10.86%
Russell 2000® Index	-18.38%	-16.87%	7.24%	10.06%
S&P 500® Index	-9.65%	0.21%	13.66%	13.67%

Expense ratios: 1.34% (Investor Class); 1.01% (Institutional Class)

(1)	Periods of less than one year are not annualized.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell 2000® Index comprises the smallest 2,000 companies in the Russell 3000® Index based on market capitalization, representing approximately 8% of the Russell 3000® Index in terms of total market capitalization. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

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PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2022 (Unaudited)

HENNESSY CORNERSTONE GROWTH FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Alpha Metallurgical Resources, Inc.	3.16%
Antero Resources Corp.	2.96%
PBF Energy, Inc.	2.94%
Arch Resources, Inc.	2.67%
Alliance Resource Partners LP	2.53%
Peabody Energy Corp.	2.46%
The Andersons, Inc.	2.34%
Cenovus Energy, Inc.	2.27%
Chesapeake Energy Corp.	2.27%
Titan International, Inc.	2.26%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 92.62%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 1.56%
Scholastic Corp.	66,000	$2,432,100	1.56%

Consumer Discretionary – 3.33%
Build-A-Bear Workshop, Inc. (a)	135,600	2,568,264	1.65%
Movado Group, Inc.	72,600	2,611,422	1.68%
		5,179,686	3.33%

Consumer Staples – 9.37%
BJ’s Wholesale Club Holdings, Inc. (a)	43,100	2,773,485	1.78%
Coca Cola Consolidated, Inc.	4,900	2,163,350	1.39%
Ingles Markets, Inc.	33,600	3,128,832	2.01%
Tyson Foods, Inc., Class A	30,800	2,869,328	1.85%
The Andersons, Inc.	72,500	3,641,675	2.34%
		14,576,670	9.37%

Energy – 33.72%
Antero Resources Corp. (a)	130,900	4,607,680	2.96%
Arch Resources, Inc.	25,000	4,159,500	2.67%
Cenovus Energy, Inc. (b)	191,100	3,531,528	2.27%
Chesapeake Energy Corp.	43,100	3,535,062	2.27%
EnLink Midstream LLC	335,800	3,314,346	2.13%
Equinor ASA – ADR (b)	97,800	3,333,024	2.14%
Imperial Oil Ltd. (b)	65,300	3,274,142	2.11%
Laredo Petroleum, Inc. (a)	41,200	2,933,852	1.89%
Marathon Petroleum Corp.	36,800	3,211,168	2.07%
Nabors Industries Ltd. (a)(b)	22,500	3,478,950	2.24%
Oceaneering International, Inc. (a)	195,300	2,212,749	1.42%
PBF Energy, Inc. (a)	157,500	4,576,950	2.94%
Peabody Energy Corp. (a)	169,100	3,828,424	2.46%
Ranger Oil Corp. (a)	97,300	3,099,005	1.99%
Targa Resources Corp.	45,700	3,354,837	2.16%
		52,451,217	33.72%

Financials – 8.06%
American International Group, Inc.	46,000	2,691,460	1.73%
Encore Capital Group, Inc. (a)	39,600	2,289,276	1.47%
Mr. Cooper Group, Inc. (a)	55,400	2,491,338	1.60%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Financials (Continued)
Old Republic International Corp.	107,800	$2,372,678	1.52%
Prudential Financial, Inc.	24,900	2,701,899	1.74%
		12,546,651	8.06%

Health Care – 7.51%
Anthem, Inc.	6,400	3,212,352	2.06%
CVS Health Corp.	27,800	2,672,414	1.72%
McKesson Corp.	10,500	3,250,905	2.09%
Tenet Healthcare Corp. (a)	35,200	2,552,352	1.64%
		11,688,023	7.51%

Industrials – 18.63%
BlueLinx Holdings, Inc. (a)	33,100	2,206,777	1.42%
Boise Cascade Co.	34,400	2,599,952	1.67%
Builders FirstSource, Inc. (a)	39,600	2,438,172	1.57%
Daseke, Inc. (a)	249,600	2,096,640	1.35%
Eagle Bulk Shipping, Inc. (b)	52,500	3,267,600	2.10%
Grindrod Shipping Holdings Ltd. (b)	126,100	3,240,770	2.08%
Titan International, Inc. (a)	253,600	3,514,896	2.26%
Triumph Group, Inc. (a)	119,000	2,682,260	1.72%
Univar Solutions, Inc. (a)	100,200	2,917,824	1.88%
USA Truck, Inc. (a)	107,000	1,755,870	1.13%
ZIM Integrated Shipping Services Ltd. (b)	40,600	2,258,578	1.45%
		28,979,339	18.63%

Materials – 10.44%
Alcoa Corp.	36,300	2,461,140	1.58%
Alpha Metallurgical Resources, Inc. (a)	31,800	4,920,732	3.16%
Cabot Corp.	38,300	2,522,055	1.62%
Commercial Metals Co.	77,200	3,165,200	2.04%
Sasol Ltd – ADR (a)(b)	130,500	3,165,930	2.04%
		16,235,057	10.44%

Total Common Stocks
(Cost $136,898,574)		144,088,743	92.62%

The accompanying notes are an integral part of these financial statements.

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PARTNERSHIPS & TRUSTS – 4.54%	Number		% of
	of Shares	Value	Net Assets
Energy – 4.54%
Alliance Resource Partners LP	220,000	$3,940,200	2.53%
Energy Transfer Equity LP	282,300	3,127,884	2.01%

Total Partnerships & Trusts
(Cost $5,895,832)		7,068,084	4.54%

SHORT-TERM INVESTMENTS – 2.87%

Money Market Funds – 2.87%
First American Government Obligations Fund,
Institutional Class, 0.22% (c)	4,472,378	4,472,378	2.87%

Total Short-Term Investments
(Cost $4,472,378)		4,472,378	2.87%

Total Investments
(Cost $147,266,784) – 100.03%		155,629,205	100.03%
Liabilities in Excess of Other Assets – (0.03)%		(45,034)	(0.03)%

TOTAL NET ASSETS – 100.00%		$155,584,171	100.00%

Percentages are stated as a percent of net assets.

ADR – American Depository Receipt
(a)	Non-income-producing security.
(b)	U.S.-traded security of a foreign corporation.
(c)	The rate listed is the fund’s seven-day yield as of April 30, 2022.

Summary of Fair Value Exposure as of April 30, 2022

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2022 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$2,432,100	$—	$—	$2,432,100
Consumer Discretionary	5,179,686	—	—	5,179,686
Consumer Staples	14,576,670	—	—	14,576,670
Energy	52,451,217	—	—	52,451,217
Financials	12,546,651	—	—	12,546,651
Health Care	11,688,023	—	—	11,688,023
Industrials	28,979,339	—	—	28,979,339
Materials	16,235,057	—	—	16,235,057
Total Common Stocks	$144,088,743	$—	$—	$144,088,743
Partnerships & Trusts
Energy	$7,068,084	$—	$—	$7,068,084
Total Partnerships & Trusts	$7,068,084	$—	$—	$7,068,084
Short-Term Investments
Money Market Funds	$4,472,378	$—	$—	$4,472,378
Total Short-Term Investments	$4,472,378	$—	$—	$4,472,378
Total Investments	$155,629,205	$—	$—	$155,629,205

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of April 30, 2022 (Unaudited)

ASSETS:
Investments in securities, at value (cost $147,266,784)	$155,629,205
Dividends and interest receivable	28,141
Receivable for fund shares sold	71,838
Return of capital receivable	53,773
Prepaid expenses and other assets	20,945
Total assets	155,803,902

LIABILITIES:
Payable for fund shares redeemed	24,416
Payable to advisor	97,409
Payable to administrator	29,644
Payable to auditor	11,228
Accrued distribution fees	19,381
Accrued service fees	11,921
Accrued trustees fees	5,258
Accrued expenses and other payables	20,474
Total liabilities	219,731
NET ASSETS	$155,584,171

NET ASSETS CONSISTS OF:
Capital stock	$142,272,563
Total distributable earnings	13,311,608
Total net assets	$155,584,171

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$140,812,096
Shares issued and outstanding	6,115,206
Net asset value, offering price, and redemption price per share	$23.03

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$14,772,075
Shares issued and outstanding	614,604
Net asset value, offering price, and redemption price per share	$24.04

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the six months ended April 30, 2022 (Unaudited)

INVESTMENT INCOME:
Dividend income(1)	$1,751,703
Interest income	1,287
Total investment income	1,752,990

EXPENSES:
Investment advisory fees (See Note 5)	600,313
Distribution fees – Investor Class (See Note 5)	110,256
Sub-transfer agent expenses – Investor Class (See Note 5)	99,028
Sub-transfer agent expenses – Institutional Class (See Note 5)	4,560
Administration, accounting, custody, and transfer agent fees (See Note 5)	93,799
Service fees – Investor Class (See Note 5)	73,504
Federal and state registration fees	15,463
Compliance expense (See Note 5)	15,156
Audit fees	11,222
Trustees’ fees and expenses	9,779
Reports to shareholders	6,785
Legal fees	1,169
Interest expense (See Note 7)	678
Other expenses	13,409
Total expenses	1,055,121
NET INVESTMENT INCOME	$697,869

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$5,241,966
Net change in unrealized appreciation/depreciation on investments	(8,948,928)
Net loss on investments	(3,706,962)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,009,093)

(1)	Net of foreign taxes withheld and issuance fees of $177,645.

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2022	Year Ended
	(Unaudited)	October 31, 2021
OPERATIONS:
Net investment income (loss)	$697,869	$(785,532)
Net realized gain on investments	5,241,966	41,914,519
Net change in unrealized
appreciation/depreciation on investments	(8,948,928)	18,604,616
Net increase (decrease) in net
assets resulting from operations	(3,009,093)	59,733,603

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(33,524,165)	—
Distributable earnings – Institutional Class	(3,505,908)	—
Total distributions	(37,030,073)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	5,666,528	7,853,848
Proceeds from shares subscribed – Institutional Class	1,153,176	1,438,342
Dividends reinvested – Investor Class	32,429,645	—
Dividends reinvested – Institutional Class	3,066,399	—
Cost of shares redeemed – Investor Class	(12,958,096)	(20,954,269)
Cost of shares redeemed – Institutional Class	(1,475,108)	(2,945,640)
Net increase (decrease) in net assets derived
from capital share transactions	27,882,544	(14,607,719)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(12,156,622)	45,125,884

NET ASSETS:
Beginning of period	167,740,793	122,614,909
End of period	$155,584,171	$167,740,793

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	227,406	276,838
Shares sold – Institutional Class	43,548	49,401
Shares issued to holders as reinvestment
of dividends – Investor Class	1,319,351	—
Shares issued to holders as reinvestment
of dividends – Institutional Class	119,641	—
Shares redeemed – Investor Class	(525,284)	(755,784)
Shares redeemed – Institutional Class	(56,235)	(105,327)
Net increase (decrease) in shares outstanding	1,128,427	(534,872)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2022
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$29.83

Income from investment operations:
Net investment income (loss)	0.10	(1)
Net realized and unrealized gains (losses) on investments	(0.26)
Total from investment operations	(0.16)

Less distributions:
Dividends from net realized gains	(6.64)
Total distributions	(6.64)
Net asset value, end of period	$23.03

TOTAL RETURN	-1.92	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$140.81
Ratio of expenses to average net assets	1.33	%(3)
Ratio of net investment income (loss) to average net assets	0.83	%(3)
Portfolio turnover rate(4)	88	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2021		2020		2019		2018	2017

$19.91		$19.15		$22.17		$24.16	$18.98

(0.14	)(1)	(0.08	)(1)	(0.01	)(1)	(0.17)	(0.09)
10.06		0.84		(1.19)		(1.82)	5.27
9.92		0.76		(1.20)		(1.99)	5.18

—		—		(1.82)		—	—
—		—		(1.82)		—	—
$29.83		$19.91		$19.15		$22.17	$24.16

49.82%		3.97%		-5.19%		-8.24%	27.29%

$151.96		$110.96		$125.10		$158.98	$197.22
1.34%		1.36%		1.34%		1.30%	1.30%
(0.51)%		(0.45)%		(0.07)%		(0.56)%	(0.33)%
98%		98%		95%		133%	98%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2022
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$31.09

Income from investment operations:
Net investment income (loss)	0.15	(1)
Net realized and unrealized gains (losses) on investments	(0.27)
Total from investment operations	(0.12)

Less distributions:
Dividends from net realized gains	(6.93)
Total distributions	(6.93)
Net asset value, end of period	$24.04

TOTAL RETURN	-1.78	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$14.77
Ratio of expenses to average net assets	1.01	%(3)
Ratio of net investment income (loss) to average net assets	1.18	%(3)
Portfolio turnover rate(4)	88	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2021		2020		2019	2018	2017

$20.68		$19.83		$22.88	$24.85	$19.46

(0.05	)(1)	(0.03	)(1)	0.05 (1)	0.11	0.01
10.46		0.88		(1.22)	(2.08)	5.38
10.41		0.85		(1.17)	(1.97)	5.39

—		—		(1.88)	—	—
—		—		(1.88)	—	—
$31.09		$20.68		$19.83	$22.88	$24.85

50.34%		4.29%		-4.86%	-7.93%	27.70%

$15.78		$11.65		$14.62	$20.52	$31.65
1.01%		1.05%		1.01%	0.96%	0.97%
(0.17)%		(0.14)%		0.27%	(0.23)%	(0.00)%
98%		98%		95%	133%	98%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements April 30, 2022 (Unaudited)

1).  ORGANIZATION

The Hennessy Cornerstone Growth Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term growth of capital. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of partnership income and wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

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NOTES TO THE FINANCIAL STATEMENTS

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally consist of ordinary income, capital gains, and return of capital. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from the MLPs and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds are required to

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comply with Rule 18f-4 by August 19, 2022. The impact, if any, that Rule 18f-4 will have on the availability, liquidity, and performance of derivatives is unclear. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund. When fully implemented, Rule 18f-4 may require changes in how the Fund uses derivatives, adversely affect the Fund’s performance, and increase costs related to the Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. Funds must comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, MLPs, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between

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NOTES TO THE FINANCIAL STATEMENTS

the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

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The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2022, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2022, were $139,671,060 and $150,767,713, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2022.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.74%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the

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NOTES TO THE FINANCIAL STATEMENTS

distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”), a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain

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general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2022, the Fund had an outstanding average daily balance and a weighted average interest rate of $41,497 and 3.25%, respectively. The interest expensed by the Fund during the six months ended April 30, 2022, is included in the Statement of Operations. The maximum amount outstanding for the Fund during the period was $3,039,000. As of April 30, 2022, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2021, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$150,726,712
Gross tax unrealized appreciation	$36,563,930
Gross tax unrealized depreciation	(19,252,581)
Net tax unrealized appreciation/(depreciation)	$17,311,349
Undistributed ordinary income	$—
Undistributed long-term capital gains	37,030,068
Total distributable earnings	$37,030,068
Other accumulated gain/(loss)	$(990,643)
Total accumulated gain/(loss)	$53,350,774

As of October 31, 2021, the Fund had no tax-basis capital losses to offset future capital gains. During fiscal year 2021, the capital losses utilized by the Fund were $1,916,363.

Capital losses sustained in or after fiscal year 2012 can be carried forward indefinitely, but any such loss retains the character of the original loss and must be utilized prior to any loss incurred before fiscal year 2012. As a result of this ordering rule, capital loss carryforwards incurred prior to fiscal year 2012 may be more likely to expire unused. Capital losses sustained prior to fiscal year 2012 can be carried forward for eight years and can be carried forward as short-term capital losses regardless of the character of the original loss.

As of October 31, 2021, the Fund deferred, on a tax basis, a late-year ordinary loss of $990,643. Late-year ordinary losses are net ordinary losses incurred after December 31, 2020, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

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NOTES TO THE FINANCIAL STATEMENTS

During fiscal year 2022 (year to date) and fiscal year 2021, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2022	October 31, 2021
Ordinary income(1)	$—	$—
Long-term capital gains	37,030,073	—
Total distributions	$37,030,073	$—

(1) Ordinary income includes short-term capital gains.

9).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2022, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Expense Example (Unaudited)
April 30, 2022

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2021, through April 30, 2022.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2021	April 30, 2022	During Period(1)
Investor Class
Actual	$1,000.00	$ 980.80	$6.53
Hypothetical (5% return before expenses)	$1,000.00	$1,018.20	$6.66

Institutional Class
Actual	$1,000.00	$ 982.20	$4.96
Hypothetical (5% return before expenses)	$1,000.00	$1,019.79	$5.06

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.33% for Investor Class shares or 1.01% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign up for eDelivery or elect to receive paper copies as detailed below, you will be notified each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

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PROXY VOTING — BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Board Approval of Investment Advisory
Agreement

At its meeting on March 11, 2022, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory agreement. In addition, the Trustees who are not deemed “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory agreement. As part of their discussion, the Independent Trustees confirmed their understanding of the need to have asked about, and received answers to, any matters that they believed are relevant to determining whether to approve the continuation of the advisory agreement.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory agreement. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory agreement and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q;

(4)	A summary of the advisory agreement;

(5)	A recent Fund fact sheet, which included, among other things, Fund performance over various periods;

(6)	A description of the range of services provided by the Advisor;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund; and

(8)	A memorandum from the Advisor regarding economies of scale.

The Trustees reviewed and discussed all of the information provided by the Advisor. Following this review, and further discussion with the Advisor, the Trustees concluded that the information provided before and at the meeting addressed all of the relevant matters that they wanted to consider in assessing the performance of the Funds and the performance of the Advisor under the advisory agreement, and that said information provided them with a fulsome understanding of the advisory agreement and the services provided by the Advisor.

All of the factors discussed were considered as a whole by the Trustees, as well as by the Independent Trustees meeting in executive session. The Trustees viewed the relevant factors in their totality, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory agreement. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on

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their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the advisory agreement, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor from serving as an investment advisor to the Fund (other than the advisory fee).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review and an assessment of the Advisor’s performance, the Trustees concluded that the Advisor provides high-quality services to the Fund, and they noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor acts as the portfolio manager for the Fund. In this capacity, the Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio;

(iii)	manages the use of soft dollars for the Fund; and

(iv)	manages proxy voting for the Fund.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of each Fund.

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Fund’s service providers (including their codes of ethics, as appropriate), conducts on-site visits to the Fund’s service providers, as feasible, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(f)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(g)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

(h)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(i)	For each annual report of the Fund, the Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

(j)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allow customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(k)
The Advisor pays the incentive compensation of the Fund’s compliance officers and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(l)	The Advisor provides a quarterly compliance certification to the Board.

(m)	The Advisor prepares or reviews all Board materials, presents to and leads discussions with the Board, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees compared the performance of the Fund to benchmark indices over various periods and noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor manages the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted the continuation of the advisory agreement.

(3)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within a reasonable range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory agreement.

(4)
The Trustees also considered whether the Advisor was realizing economies of scale that should be shared with the Fund’s shareholders. The Trustees noted that the majority of expenses incurred to manage the Fund are variable

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asset-based fees, so the Advisor does not realize material economies of scale relating to these expenses as the assets of the Fund increase. For example, third-party platform fees increase as the Fund’s assets grow.

(5)
The Trustees considered the profitability of the Advisor, including the impact of mutual fund platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(6)	The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees and concluded that this was beneficial to the Fund and its shareholders.

(7)
The Trustees considered any benefits to the Advisor from serving as an advisor to the Fund (other than the advisory fee). The Trustees noted that the Advisor may derive ancillary benefits from, by way of example, its association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor from its relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ finding that the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s own efforts in the performance of its duties under the advisory agreement.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory agreement.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
J. Dennis DeSousa
Robert T. Doyle
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2022

HENNESSY FOCUS FUND

Investor Class  HFCSX
Institutional Class  HFCIX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	16
Expense Example	24
Proxy Voting Policy and Proxy Voting Records	26
Availability of Quarterly Portfolio Schedule	26
Federal Tax Distribution Information	26
Important Notice Regarding Delivery of Shareholder Documents	26
Electronic Delivery	26
Board Approval of Investment Advisory Agreements	27

HENNESSY FUNDS	1-800-966-4354

May 2022

Dear Hennessy Funds Shareholder:

We’d like to start our semi-annual letter with a pause. At the end of 2021, we looked forward to a new year – a potentially calmer year – having come through almost two full years of the coronavirus pandemic. As people, we were aware our lives had changed, but we hoped for a better 2022; as investors, we were aware that the economy was strong and employment was robust, yet challenges loomed, including inflation, supply chain disruptions, and tightening monetary policy; as employees, students, and family members, we recognized much was different, but we sought a return to what’s familiar. What we didn’t know was that a world leader who controls one of the largest militaries on the planet was about to start one of the worst atrocities in Europe since World War II. Our thoughts are with the Ukrainian people, and our hope is for this unjustified, senseless human tragedy to end quickly.

The equity market started 2022 on a high note, with the S&P 500® Index hitting an all-time high on the first trading day of the year. This turned out to be the last hurrah for a market that saw a continuous march higher in 2021, having hit 70 new all-time highs, with a new all-time high being recorded on average every three and a half days. Concerns in the market then coalesced and overpowered bullish sentiment, and the market has spiraled lower throughout 2022. Factors that drove the market lower include: tightening monetary policy as the Federal Reserve has begun raising rates and has announced plans for shrinking its $8.5 trillion asset portfolio; inflation, higher energy costs, and their effects on the domestic and global economies; continued supply chain disruptions; investors’ indiscriminate liquidation of broad-based ETFs and index funds and the detrimental effect on equities; and the near-term and long-term global implications of the Russian invasion of Ukraine.

While markets are adjusting, many positive conditions remain intact. Corporate balance sheets and profits remain strong, GDP growth remains positive, the consumer continues to show resilience in the face of rising prices, cash is abundant both at the corporate and household levels, unemployment is exceptionally low, and our financial system remains healthy. Markets are also experiencing a change in leadership, as value stocks have been outperforming growth stocks, and traditionally defensive sectors such as Utilities and Consumer Staples have been outperforming the broader market. Finally, the Energy sector has soared in 2022, as companies reap the benefits of dramatically higher oil and natural gas prices, and shareholders are rewarded with significantly higher dividends, aggressive buybacks, and higher stock prices after many years of underperformance for the sector.

With history as our guide, we are hopeful that eventually the market may bottom and head higher again. Since the financial crisis of 2008, we have experienced many corrections and many recoveries to new highs. The Dow Jones Industrial Average has dropped over 10% eight times, including the current drop, for a median decline of 14.00%, and on average, it took 45 trading days to drop from peak to trough and 127 trading days to return to the previous peak. Since the current drop has taken longer to go from peak to its recent trough, it may take some time for a recovery in prices to truly take hold.

On a positive note, valuations have come in, and many stocks have become more attractive, especially for longer-term investors. We note, however, that the concept of “historically cheap stocks” does not, on its own, move the market higher. Rather, it is

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2

LETTER TO SHAREHOLDERS

overall capitulation and improving fundamentals that could bring buyers back into the market and reverse any bearish trends. Investors need to see improving company earnings, retreating inflationary trends, a measured pace of interest rate increases globally that does not cause significant economic contraction, hope for a more peaceful and orderly world economic system unconstrained by supply bottlenecks and other hindrances to global trade, and, most importantly, a subsidence of the deleterious effects of the coronavirus pandemic. While that may seem like a “tall order,” we believe that patient investing, focusing on value, quality, and downside risk mitigation, works well over the longer term.

During this tumultuous period, performance of the majority of the Hennessy Funds has been relatively strong when compared to the overall market as well as to our benchmarks. During the six months ended April 30, 2022, the Dow Jones Industrial Average, the S&P 500® Index, and the NASDAQ Composite Index dropped 7.05%, 9.65%, and 20.15%, respectively, on a total return basis. During this period when these three major indices saw significant declines, we were pleased that seven of our 16 Funds posted positive total returns, 10 of our 14 domestic Funds outperformed the S&P 500® Index, and over half of our active funds outperformed their primary benchmarks.

We thank you, our shareholders, for your continued interest in our family of Funds. We are grateful for the trust you put in us, and we will continue to strive to manage our portfolios for long-term performance, ever mindful of downside risk. While volatility and uncertainty may impact the markets in the short-term, we encourage investors to stay the course, maintain a diversified portfolio, and keep a long-term perspective. If you have any questions or would like to speak with us, please don’t hesitate to call us directly at (800) 966-4354. In closing, we would also like to thank all of the healthcare and frontline workers that have worked – and still work – tirelessly throughout the coronavirus pandemic.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The NASDAQ Composite Index comprises all common stocks listed on The NASDAQ Stock Market and is commonly used to measure the performance of technology-related stocks. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

Please refer to the Performance Overview section for more detailed performance information.

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Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2022

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Focus Fund –
Investor Class (HFCSX)	-17.05%	-8.89%	9.56%	11.11%
Hennessy Focus Fund –
Institutional Class (HFCIX)	-16.88%	-8.55%	9.96%	11.50%
Russell 3000® Index	-11.75%	-3.11%	13.01%	13.29%
Russell Mid Cap® Growth Index	-25.44%	-16.73%	12.06%	12.17%

Expense ratios: 1.49% (Investor Class); 1.12% (Institutional Class)

(1)	Periods of less than one year are not annualized.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods including or prior to October 26, 2012, is that of the FBR Focus Fund.

The Russell 3000® Index comprises the 3,000 largest U.S. companies based on market capitalization, representing approximately 98% of the investable U.S. equities market. The Russell Midcap® Growth Index comprises approximately 65% of the total market value of the Russell Midcap® Index and includes companies with higher price-to-book ratios and higher forecasted growth values. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

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PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2022 (Unaudited)

HENNESSY FOCUS FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Markel Corp.	11.81%
Brookfield Asset Management, Inc., Class A	11.38%
American Tower Corp., Class A	10.97%
Encore Capital Group, Inc.	10.61%
Aon PLC	8.63%
CarMax, Inc.	7.32%
O’Reilly Automotive, Inc.	6.58%
SS&C Technologies Holdings, Inc.	5.40%
Ashtead Group PLC	5.03%
Restoration Hardware Holdings, Inc.	3.90%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 87.36%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 1.14%
AST SpaceMobile, Inc. (a)	1,247,902	$9,396,702	1.05%
Shenandoah Telecommunications Co.	42,275	853,955	0.09%
		10,250,657	1.14%

Consumer Discretionary – 20.83%
CarMax, Inc. (a)	766,122	65,717,945	7.32%
NVR, Inc. (a)	6,228	27,255,036	3.03%
O’Reilly Automotive, Inc. (a)	97,409	59,083,429	6.58%
Restoration Hardware Holdings, Inc. (a)	104,116	34,995,470	3.90%
		187,051,880	20.83%

Financials – 42.52%
Aon PLC (b)	269,099	77,497,821	8.63%
Brookfield Asset Management, Inc., Class A (b)	2,050,442	102,235,038	11.38%
Brookfield Asset Management Reinsurance Partners Ltd. (b)	15,721	788,565	0.09%
Encore Capital Group, Inc. (a)(d)	1,648,029	95,272,557	10.61%
Markel Corp. (a)	78,347	106,025,428	11.81%
		381,819,409	42.52%

Industrials – 11.91%
Allegiant Travel Co. (a)	160,303	24,877,423	2.77%
American Woodmark Corp. (a)	691,441	32,394,011	3.61%
Ashtead Group PLC (b)	860,196	45,202,312	5.03%
Mistras Group, Inc. (a)	785,984	4,472,249	0.50%
		106,945,995	11.91%

Information Technology – 10.96%
Applied Materials, Inc.	183,115	20,206,740	2.25%
CDW Corp.	182,239	29,737,760	3.31%
SS&C Technologies Holdings, Inc.	749,303	48,449,932	5.40%
		98,394,432	10.96%

Total Common Stocks
(Cost $332,739,718)		784,462,373	87.36%

REITS – 10.97%

Financials – 10.97%
American Tower Corp., Class A	408,606	98,482,218	10.97%

Total REITS
(Cost $648,119)		98,482,218	10.97%

The accompanying notes are an integral part of these financial statements.

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6

SCHEDULE OF INVESTMENTS

SHORT-TERM INVESTMENTS – 1.76%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 1.76%
First American Government Obligations Fund,
Institutional Class, 0.22% (c)	15,819,015	$15,819,015	1.76%

Total Short-Term Investments
(Cost $15,819,015)		15,819,015	1.76%

Total Investments
(Cost $349,206,852) – 100.09%		898,763,606	100.09%
Liabilities in Excess of Other Assets – (0.09)%		(828,411)	(0.09)%

TOTAL NET ASSETS – 100.00%		$897,935,195	100.00%

Percentages are stated as a percent of net assets.

PLC – Public Limited Company
REIT – Real Estate Investment Trust
(a)	Non-income-producing security.
(b)	U.S.-traded security of a foreign corporation.
(c)	The rate listed is the fund’s seven-day yield as of April 30, 2022.
(d)
Investment in affiliated security. Investment represents five percent or more of the outstanding voting securities of the issuer, making the issuer an affiliate of the Fund, as defined in the Investment Company Act of 1940, as amended. Details of transactions with affiliated companies for the period ended April 30, 2022, are as follows:

	Value at		Sales	Realized	Corporate
Common Stocks	November 1, 2021	Purchases	Proceeds	Gain/Loss	Actions
Encore Capital Group, Inc.	$113,892,311	$—	$(27,883,967)	$9,777,341	$—
Sub-total for affiliates
held as of 4/30/2022(1)	113,892,311	—	(27,883,967)	9,777,341	—
Marlin Business Services Corp	22,009,457	—	(12,347,191)	7,721,670	(10,183,161)
Sub-total for securities
no longer affiliates
as of 4/30/2022(2)	22,009,457	—	(12,347,191)	7,721,670	$(10,183,161)
	$135,901,768	$—	$(40,231,158)	$17,499,011	$(10,183,161)

	Net Change
	in Unrealized
	Appreciation /		Value at
Common Stocks	Depreciation	Dividends	April 30, 2022	Shares
Encore Capital Group, Inc.	$(513,128)	$—	$95,272,557	1,648,029
Sub-total for affiliates
held as of 4/30/2022(1)	(513,128)	—	95,272,557	1,648,029
Marlin Business Services Corp	(7,200,775)	134,438	—	—
Sub-total for securities
no longer affiliates
as of 4/30/2022(2)	(7,200,775)	134,438	—	—
	$(7,713,903)	$134,438	$95,272,557	1,648,029

(1)	At April 30, 2022, this security represented 10.61% of the Fund’s net assets.
(2)	At April 30, 2022, this security was no longer an affiliate of the Fund.

The accompanying notes are an integral part of these financial statements.

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Summary of Fair Value Exposure as of April 30, 2022

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2022 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$10,250,657	$—	$—	$10,250,657
Consumer Discretionary	187,051,880	—	—	187,051,880
Financials	381,819,409	—	—	381,819,409
Industrials	106,945,995	—	—	106,945,995
Information Technology	98,394,432	—	—	98,394,432
Total Common Stocks	$784,462,373	$—	$—	$784,462,373
REITS
Financials	$98,482,218	$—	$—	$98,482,218
Total REITS	$98,482,218	$—	$—	$98,482,218
Short-Term Investments
Money Market Funds	$15,819,015	$—	$—	$15,819,015
Total Short-Term Investments	$15,819,015	$—	$—	$15,819,015
Total Investments	$898,763,606	$—	$—	$898,763,606

The accompanying notes are an integral part of these financial statements.

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8

SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of April 30, 2022 (Unaudited)

ASSETS:
Investments in unaffiliated securities, at value (cost $305,714,721)	$803,491,049
Investments in affiliated securities, at value (cost $43,492,131)	95,272,557
Total investments in securities, at value (cost $349,206,852)	898,763,606
Dividends and interest receivable	153,196
Receivable for fund shares sold	125,847
Receivable for securities sold	4,453,507
Prepaid expenses and other assets	41,350
Total assets	903,537,506

LIABILITIES:
Payable for securities purchased	3,935,202
Payable for fund shares redeemed	446,677
Payable to advisor	724,389
Payable to administrator	176,683
Payable to auditor	11,223
Accrued distribution fees	102,333
Accrued service fees	46,889
Accrued expenses and other payables	158,915
Total liabilities	5,602,311
NET ASSETS	$897,935,195

NET ASSETS CONSISTS OF:
Capital stock	$289,169,314
Total distributable earnings	608,765,881
Total net assets	$897,935,195

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$523,062,356
Shares issued and outstanding	9,182,537
Net asset value, offering price, and redemption price per share	$56.96

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$374,872,839
Shares issued and outstanding	6,318,338
Net asset value, offering price, and redemption price per share	$59.33

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the six months ended April 30, 2022 (Unaudited)

INVESTMENT INCOME:
Dividend income from unaffiliated securities(1)	$2,507,630
Dividend income from affiliated securities	134,438
Interest income	5,409
Total investment income	2,647,477

EXPENSES:
Investment advisory fees (See Note 5)	4,812,618
Sub-transfer agent expenses – Investor Class (See Note 5)	736,054
Sub-transfer agent expenses – Institutional Class (See Note 5)	177,921
Administration, accounting, custody, and transfer agent fees (See Note 5)	584,555
Distribution fees – Investor Class (See Note 5)	468,502
Service fees – Investor Class (See Note 5)	312,335
Federal and state registration fees	31,580
Reports to shareholders	27,927
Trustees’ fees and expenses	18,906
Compliance expense (See Note 5)	15,156
Audit fees	11,222
Legal fees	7,904
Other expenses	79,014
Total expenses	7,283,694
NET INVESTMENT LOSS	$(4,636,217)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments:
Unaffiliated investments	$54,782,504
Affiliated investments	17,499,011
Net change in unrealized appreciation/depreciation on investments
Unaffiliated investments	(249,474,276)
Affiliated investments	(7,713,903)
Net loss on investments	(184,906,664)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(189,542,881)

(1)	Net of foreign taxes withheld of $84,018.

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2022	Year Ended
	(Unaudited)	October 31, 2021
OPERATIONS:
Net investment loss	$(4,636,217)	$(8,433,350)
Net realized gain on investments	72,281,515	223,830,997
Net change in unrealized
appreciation/depreciation on investments	(257,188,179)	262,240,110
Net increase (decrease) in net
assets resulting from operations	(189,542,881)	477,637,757

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(102,832,917)	(202,897,649)
Distributable earnings – Institutional Class	(74,423,824)	(111,878,455)
Total distributions	(177,256,741)	(314,776,104)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	9,368,829	38,949,266
Proceeds from shares subscribed – Institutional Class	40,021,143	214,555,313
Dividends reinvested – Investor Class	100,142,197	198,099,143
Dividends reinvested – Institutional Class	68,169,964	100,565,261
Cost of shares redeemed – Investor Class	(81,813,786)	(305,916,863)
Cost of shares redeemed – Institutional Class	(79,068,197)	(267,470,520)
Net increase (decrease) in net assets
derived from capital share transactions	56,820,150	(21,218,400)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(309,979,472)	141,643,253

NET ASSETS:
Beginning of period	1,207,914,667	1,066,271,414
End of period	$897,935,195	$1,207,914,667

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	137,702	541,194
Shares sold – Institutional Class	561,059	2,870,484
Shares issued to holders as reinvestment
of dividends – Investor Class	1,451,336	3,250,724
Shares issued to holders as reinvestment
of dividends – Institutional Class	950,104	1,592,734
Shares redeemed – Investor Class	(1,221,127)	(4,446,090)
Shares redeemed – Institutional Class	(1,151,693)	(3,724,618)
Net increase in shares outstanding	727,381	84,428

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2022
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$80.48

Income from investment operations:
Net investment loss	(0.34	)(1)
Net realized and unrealized gains (losses) on investments	(11.30)
Total from investment operations	(11.64)

Less distributions:
Dividends from net realized gains	(11.88)
Total distributions	(11.88)
Net asset value, end of period	$56.96

TOTAL RETURN	-17.05	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$523.06
Ratio of expenses to average net assets	1.53	%(3)
Ratio of net investment loss to average net assets	(1.04	)%(3)
Portfolio turnover rate(4)	2	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2021		2020		2019		2018	2017

$71.68		$85.11		$83.20		$84.92	$70.63

(0.63	)(1)	(0.66	)(1)	(0.52	)(1)	(0.86)	(0.51)
31.46		(4.21)		16.90		(0.85)	14.80
30.83		(4.87)		16.38		(1.71)	14.29

(22.03)		(8.56)		(14.47)		(0.01)	—
(22.03)		(8.56)		(14.47)		(0.01)	—
$80.48		$71.68		$85.11		$83.20	$84.92

52.87%		-6.79%		24.16%		-2.02%	20.23%

$709.40		$678.72		$1,213.20		$1,339.45	$1,675.00
1.49%		1.51%		1.47%		1.47%	1.48%
(0.88)%		(0.88)%		(0.67)%		(0.72)%	(0.51)%
4%		5%		2%		13%	5%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2022
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$83.66

Income from investment operations:
Net investment loss	(0.22	)(1)
Net realized and unrealized gains (losses) on investments	(11.76)
Total from investment operations	(11.98)

Less distributions:
Dividends from net realized gains	(12.35)
Total distributions	(12.35)
Net asset value, end of period	$59.33

TOTAL RETURN	-16.88	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$374.87
Ratio of expenses to average net assets	1.13	%(3)
Ratio of net investment loss to average net assets	(0.63	)%(3)
Portfolio turnover rate(4)	2	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2021		2020		2019		2018	2017

$74.24		$87.83		$85.66		$87.10	$72.17

(0.37	)(1)	(0.39	)(1)	(0.25	)(1)	(0.28)	(0.11)
32.62		(4.36)		17.41		(1.15)	15.04
32.25		(4.75)		17.16		(1.43)	14.93

(22.83)		(8.84)		(14.99)		(0.01)	—
(22.83)		(8.84)		(14.99)		(0.01)	—
$83.66		$74.24		$87.83		$85.66	$87.10

53.43%		-6.45%		24.59%		-1.65%	20.69%

$498.51		$387.55		$586.25		$811.96	$1,057.32
1.12%		1.14%		1.12%		1.09%	1.10%
(0.50)%		(0.51)%		(0.32)%		(0.34)%	(0.13)%
4%		5%		2%		13%	5%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements April 30, 2022 (Unaudited)

1).  ORGANIZATION

The Hennessy Focus Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is capital appreciation. The Fund is a non-diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

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NOTES TO THE FINANCIAL STATEMENTS

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally consist of ordinary income, capital gains, and return of capital. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from the MLPs and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Foreign Currency – Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market exchange rate at the time of valuation. Purchases and sales of investments and income are translated into U.S. dollars using the spot market exchange rate prevailing on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain/loss on

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investments. Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

j).
REIT Equity Securities – Distributions received from real estate investment trusts (“REITs”) may be classified as dividends, capital gains, or return of capital. Investments in REITs may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make any required distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. At other times, investments in a REIT may result in the Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally do not constitute qualified dividend income and do not qualify for the dividends-received deduction.

k).
Partnership Accounting Policy – To the extent the Fund receives distributions from underlying partnerships in which it invests, the Fund records its pro rata share of income/loss and capital gains/losses and accordingly adjusts the cost basis of the underlying partnerships for return of capital.

l).
Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds are required to comply with Rule 18f-4 by August 19, 2022. The impact, if any, that Rule 18f-4 will have on the availability, liquidity, and performance of derivatives is unclear. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund. When fully implemented, Rule 18f-4 may require changes in how the Fund uses derivatives, adversely affect the Fund’s performance, and increase costs related to the Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. Funds must comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and

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18

NOTES TO THE FINANCIAL STATEMENTS

valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, MLPs, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In

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addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2022, are included in the Schedule of Investments.

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NOTES TO THE FINANCIAL STATEMENTS

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2022, were $17,703,841 and $124,544,457, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2022.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor oversees the provision of investment advice and furnishes office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.90%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, Broad Run Investment Management, LLC. The Advisor pays the sub-advisory fees from its own assets, and these fees are not an additional expense of the Fund. During the six months ended April 30, 2022, the Advisor (not the Fund) paid a sub-advisory fee at the rate of 0.29% of the daily net assets of the Fund.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

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U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”), a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2022, the Fund did not have any borrowings outstanding under the line of credit.

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22

NOTES TO THE FINANCIAL STATEMENTS

8).  FEDERAL TAX INFORMATION

As of October 31, 2021, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$402,434,173
Gross tax unrealized appreciation	$818,221,412
Gross tax unrealized depreciation	(11,476,479)
Net tax unrealized appreciation/(depreciation)	$806,744,933
Undistributed ordinary income	$—
Undistributed long-term capital gains	177,256,695
Total distributable earnings	$177,256,695
Other accumulated gain/(loss)	$(8,436,125)
Total accumulated gain/(loss)	$975,565,503

As of October 31, 2021, the Fund had no tax-basis capital losses to offset future capital gains.

As of October 31, 2021, the Fund deferred, on a tax basis, a late-year ordinary loss of $8,436,125. Late-year ordinary losses are net ordinary losses incurred after December 31, 2020, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2022 (year to date) and fiscal year 2021, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2022	October 31, 2021
Ordinary income(1)	$—	$—
Long-term capital gains	177,256,741	314,776,104
Total distributions	$177,256,741	$314,776,104

(1) Ordinary income includes short-term capital gains.

9).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2022, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Expense Example (Unaudited)
April 30, 2022

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2021, through April 30, 2022.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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24

EXPENSE EXAMPLE

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2021	April 30, 2022	During Period(1)
Investor Class
Actual	$1,000.00	$ 829.50	$6.94
Hypothetical (5% return before expenses)	$1,000.00	$1,017.21	$7.65

Institutional Class
Actual	$1,000.00	$ 831.20	$5.13
Hypothetical (5% return before expenses)	$1,000.00	$1,019.19	$5.66

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.53% for Investor Class shares or 1.13% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the half-year period).

HENNESSY FUNDS	1-800-966-4354
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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2021 was 0.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign up for eDelivery or elect to receive paper copies as detailed below, you will be notified each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

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26

PROXY VOTING — BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

Board Approval of Investment Advisory
Agreements

At its meeting on March 11, 2022, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”) and the sub-advisory agreement for the Fund between the Advisor and Broad Run Investment Management, LLC (the “Sub-Advisor”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory and sub-advisory agreements. In addition, the Trustees who are not deemed “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory and sub-advisory agreements. As part of their discussion, the Independent Trustees confirmed their understanding of the need to have asked about, and received answers to, any matters that they believed are relevant to determining whether to approve the continuation of the advisory and sub-advisory agreements.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory and sub-advisory agreements. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory and sub-advisory agreements and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory and sub-advisory agreements and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q;

(4)	Summaries of the advisory and sub-advisory agreements;

(5)	A recent Fund fact sheet, which included, among other things, Fund performance over various periods;

(6)	A description of the range of services provided by the Advisor and the Sub-Advisor and the distinction between the Advisor-provided services and the Sub-Advisor-provided services;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund;

(8)	A memorandum from the Advisor regarding economies of scale;

(9)	A completed questionnaire from the Sub-Advisor;

(10)
A summary of the Sub-Advisor’s responses to the questionnaire, as well as relevant information from the Sub-Advisor’s Form ADVs Parts 1 and 2 and the certifications submitted by the Sub-Advisor each quarter;

(11)	Financial information of the Sub-Advisor; and

(12)	The Sub-Advisor’s Code of Ethics.

The Trustees reviewed and discussed all of the information provided by the Advisor and the Sub-Advisor. Following this review, and further discussion with the Advisor, the Trustees concluded that the information provided before and at the meeting addressed all

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27

of the relevant matters that they wanted to consider in assessing the performance of the Funds and the performance of the Advisor and the Sub-Advisor under the advisory and sub-advisory agreements, and that said information provided them with a fulsome understanding of the advisory and sub-advisory agreements and the services provided by the Advisor and the Sub-Advisor.

All of the factors discussed were considered as a whole by the Trustees, as well as by the Independent Trustees meeting in executive session. The Trustees viewed the relevant factors in their totality, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory and sub-advisory agreements. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the advisory and sub-advisory agreements, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor and the Sub-Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor and the Sub-Advisor;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor and the Sub-Advisor from serving as an investment advisor to the Fund (other than the advisory and sub-advisory fees).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review and an assessment of the Advisor’s performance, the Trustees concluded that the Advisor provides high-quality services to the Fund, and they noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor oversees the Sub-Advisor for the Fund, and the Sub-Advisor acts as the portfolio manager for the Fund by providing portfolio management services.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of each Fund.

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Sub-Advisor and the Fund’s other service providers (including their codes of ethics, as appropriate), conducts on-site visits to the Sub-Advisor and the Fund’s other service providers, as feasible, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

(f)
The Advisor oversees the selection and continued employment of the Sub-Advisor, reviews the Fund’s investment performance, and monitors the Sub-Advisor’s adherence to the Fund’s investment objectives, policies, and restrictions.

(g)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(h)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

(i)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(j)	For each annual report of the Fund, the Advisor reviews the written summary prepared by the Sub-Advisor of the Fund’s performance during the most recent 12-month period.

(k)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allow customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(l)
The Advisor pays the incentive compensation of the Fund’s compliance officers and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(m)	The Advisor provides a quarterly compliance certification to the Board.

(n)	The Advisor prepares or reviews all Board materials, presents to and leads discussions with the Board, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees considered the services identified below that are provided by the Sub-Advisor. Based on this review and an assessment of the Sub-Advisor’s performance, the Trustees concluded that the Sub-Advisor provides high-quality services to the Fund. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by

HENNESSY FUNDS	1-800-966-4354
29

the Sub-Advisor and that the nature and extent of the services provided by the Sub-Advisor were appropriate to assure that the Fund’s portfolio aligns properly with its investment objective and principal investment strategies.

(a)	The Sub-Advisor acts as the portfolio manager for the Fund. In this capacity, the Sub-Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio; and

(iii)	manages proxy voting for the Fund.

(b)	The Sub-Advisor ensures that its compliance program includes policies and procedures relevant to the Fund and the Sub-Advisor’s duties as a portfolio manager to the Fund.

(c)	For each annual report of the Fund, the Sub-Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

(d)
The Sub-Advisor provides a quarterly compliance certification to the Board regarding trading and allocation practices, supervisory matters, the Sub-Advisor’s compliance program (including its code of ethics), compliance with the Fund’s policies, and general firm updates.

(3)
Trustees considered the distinction between the services performed by the Advisor and the Sub-Advisor. The Trustees noted that the management of the Fund, including the oversight of the Sub-Advisor, involves more comprehensive and substantive duties than the duties of the Sub-Advisor. Specifically, the Trustees considered the lists of Advisor services previously identified and concluded that the services performed by the Advisor for the Fund require a higher level of service and oversight than the services performed by the Sub-Advisor. Based on this determination, the Trustees concluded that the differential in advisory fees between the Advisor and the Sub-Advisor is reasonable.

(4)
The Trustees compared the performance of the Fund to benchmark indices over various periods and noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor and the Sub-Advisor manage the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted the continuation of the advisory and sub-advisory agreements.

(5)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within a reasonable range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory and sub-advisory agreements.

(6)	The Trustees also considered whether the Advisor was realizing economies of scale that should be shared with the Fund’s shareholders. The Trustees noted that

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

the majority of expenses incurred to manage the Fund are variable asset-based fees, so the Advisor does not realize material economies of scale relating to these expenses as the assets of the Fund increase. For example, third-party platform fees and sub-advisory fees increase as the Fund’s assets grow.

(7)
The Trustees considered the profitability of the Advisor and the Sub-Advisor, including the impact of mutual fund platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor and the Sub-Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(8)	The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees and concluded that this was beneficial to the Fund and its shareholders.

(9)
The Trustees considered any benefits to the Advisor and the Sub-Advisor from serving as an advisor to the Fund (other than the advisory and sub-advisory fees). The Trustees noted that the Advisor and the Sub-Advisor may derive ancillary benefits from, by way of example, their association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor and the Sub-Advisor from their relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ findings that (i) the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s and the Sub-Advisor’s own efforts in the performance of their duties under the advisory and sub-advisory agreements and (ii) although the Sub-Advisor could derive benefits from the conversion of Fund shareholders into separate account clients, the Fund also could benefit from potential institutional shareholders who might choose to invest in the Fund.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor and the Sub-Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s and the Sub-Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory and sub-advisory agreements.

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(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
J. Dennis DeSousa
Robert T. Doyle
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2022

HENNESSY CORNERSTONE MID CAP 30 FUND

Investor Class  HFMDX
Institutional Class  HIMDX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	16
Expense Example	23
Proxy Voting Policy and Proxy Voting Records	25
Availability of Quarterly Portfolio Schedule	25
Important Notice Regarding Delivery of Shareholder Documents	25
Electronic Delivery	25
Board Approval of Investment Advisory Agreement	26

HENNESSY FUNDS	1-800-966-4354

May 2022

Dear Hennessy Funds Shareholder:

We’d like to start our semi-annual letter with a pause. At the end of 2021, we looked forward to a new year – a potentially calmer year – having come through almost two full years of the coronavirus pandemic. As people, we were aware our lives had changed, but we hoped for a better 2022; as investors, we were aware that the economy was strong and employment was robust, yet challenges loomed, including inflation, supply chain disruptions, and tightening monetary policy; as employees, students, and family members, we recognized much was different, but we sought a return to what’s familiar. What we didn’t know was that a world leader who controls one of the largest militaries on the planet was about to start one of the worst atrocities in Europe since World War II. Our thoughts are with the Ukrainian people, and our hope is for this unjustified, senseless human tragedy to end quickly.

The equity market started 2022 on a high note, with the S&P 500® Index hitting an all-time high on the first trading day of the year. This turned out to be the last hurrah for a market that saw a continuous march higher in 2021, having hit 70 new all-time highs, with a new all-time high being recorded on average every three and a half days. Concerns in the market then coalesced and overpowered bullish sentiment, and the market has spiraled lower throughout 2022. Factors that drove the market lower include: tightening monetary policy as the Federal Reserve has begun raising rates and has announced plans for shrinking its $8.5 trillion asset portfolio; inflation, higher energy costs, and their effects on the domestic and global economies; continued supply chain disruptions; investors’ indiscriminate liquidation of broad-based ETFs and index funds and the detrimental effect on equities; and the near-term and long-term global implications of the Russian invasion of Ukraine.

While markets are adjusting, many positive conditions remain intact. Corporate balance sheets and profits remain strong, GDP growth remains positive, the consumer continues to show resilience in the face of rising prices, cash is abundant both at the corporate and household levels, unemployment is exceptionally low, and our financial system remains healthy. Markets are also experiencing a change in leadership, as value stocks have been outperforming growth stocks, and traditionally defensive sectors such as Utilities and Consumer Staples have been outperforming the broader market. Finally, the Energy sector has soared in 2022, as companies reap the benefits of dramatically higher oil and natural gas prices, and shareholders are rewarded with significantly higher dividends, aggressive buybacks, and higher stock prices after many years of underperformance for the sector.

With history as our guide, we are hopeful that eventually the market may bottom and head higher again. Since the financial crisis of 2008, we have experienced many corrections and many recoveries to new highs. The Dow Jones Industrial Average has dropped over 10% eight times, including the current drop, for a median decline of 14.00%, and on average, it took 45 trading days to drop from peak to trough and 127 trading days to return to the previous peak. Since the current drop has taken longer to go from peak to its recent trough, it may take some time for a recovery in prices to truly take hold.

On a positive note, valuations have come in, and many stocks have become more attractive, especially for longer-term investors. We note, however, that the concept of “historically cheap stocks” does not, on its own, move the market higher. Rather, it is

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LETTER TO SHAREHOLDERS

overall capitulation and improving fundamentals that could bring buyers back into the market and reverse any bearish trends. Investors need to see improving company earnings, retreating inflationary trends, a measured pace of interest rate increases globally that does not cause significant economic contraction, hope for a more peaceful and orderly world economic system unconstrained by supply bottlenecks and other hindrances to global trade, and, most importantly, a subsidence of the deleterious effects of the coronavirus pandemic. While that may seem like a “tall order,” we believe that patient investing, focusing on value, quality, and downside risk mitigation, works well over the longer term.

During this tumultuous period, performance of the majority of the Hennessy Funds has been relatively strong when compared to the overall market as well as to our benchmarks. During the six months ended April 30, 2022, the Dow Jones Industrial Average, the S&P 500® Index, and the NASDAQ Composite Index dropped 7.05%, 9.65%, and 20.15%, respectively, on a total return basis. During this period when these three major indices saw significant declines, we were pleased that seven of our 16 Funds posted positive total returns, 10 of our 14 domestic Funds outperformed the S&P 500® Index, and over half of our active funds outperformed their primary benchmarks.

We thank you, our shareholders, for your continued interest in our family of Funds. We are grateful for the trust you put in us, and we will continue to strive to manage our portfolios for long-term performance, ever mindful of downside risk. While volatility and uncertainty may impact the markets in the short-term, we encourage investors to stay the course, maintain a diversified portfolio, and keep a long-term perspective. If you have any questions or would like to speak with us, please don’t hesitate to call us directly at (800) 966-4354. In closing, we would also like to thank all of the healthcare and frontline workers that have worked – and still work – tirelessly throughout the coronavirus pandemic.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The NASDAQ Composite Index comprises all common stocks listed on The NASDAQ Stock Market and is commonly used to measure the performance of technology-related stocks. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

Please refer to the Performance Overview section for more detailed performance information.

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Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2022

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Cornerstone
Mid Cap 30 Fund –
Investor Class (HFMDX)	1.67%	1.36%	10.17%	11.08%
Hennessy Cornerstone
Mid Cap 30 Fund –
Institutional Class (HIMDX)	1.85%	1.71%	10.57%	11.45%
Russell Midcap® Index	-12.54%	-6.10%	10.66%	11.99%
S&P 500® Index	-9.65%	0.21%	13.66%	13.67%

Expense ratios: 1.36% (Investor Class); 0.99% (Institutional Class)

(1)	Periods of less than one year are not annualized.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell Midcap® Index comprises approximately 800 of the smallest securities of the Russell 1000® Index based on a combination of market capitalization and current index membership. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

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4

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2022 (Unaudited)

HENNESSY CORNERSTONE MID CAP 30 FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Peabody Energy Corp.	6.40%
Antero Resources Corp.	5.96%
Alcoa Corp.	4.95%
NOV, Inc.	4.28%
Commercial Metals Co.	4.23%
Dillard’s, Inc.	3.92%
HF Sinclair Corp.	3.74%
BJ’s Wholesale Club Holdings, Inc.	3.67%
Plains All American Pipeline LP	3.44%
Mr. Cooper Group, Inc.	3.42%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 96.11%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 30.23%
Abercrombie & Fitch Co., Class A (a)	322,600	$11,155,508	2.95%
Academy Sports & Outdoors, Inc.	292,600	10,931,536	2.89%
Asbury Automotive Group, Inc. (a)	64,500	11,849,295	3.13%
AutoNation, Inc. (a)	104,100	12,066,231	3.19%
Dillard’s, Inc.	48,800	14,825,928	3.92%
Group 1 Automotive, Inc.	70,000	12,189,800	3.22%
Macy’s, Inc.	484,200	11,703,114	3.10%
Penske Automotive Group, Inc.	118,300	12,400,206	3.28%
PVH Corp.	115,800	8,427,924	2.23%
The Goodyear Tire & Rubber Co. (a)	659,700	8,787,204	2.32%
		114,336,746	30.23%

Consumer Staples – 9.78%
BJ’s Wholesale Club Holdings, Inc. (a)	215,600	13,873,860	3.67%
Spectrum Brands Holdings, Inc.	134,800	11,467,436	3.03%
United Natural Foods, Inc. (a)	271,700	11,664,081	3.08%
		37,005,377	9.78%

Energy – 22.87%
Antero Resources Corp. (a)	640,400	22,542,080	5.96%
Green Plains, Inc. (a)	336,000	9,431,520	2.49%
HF Sinclair Corp. (a)	372,400	14,158,648	3.74%
NOV, Inc.	891,900	16,170,147	4.28%
Peabody Energy Corp. (a)	1,068,300	24,186,312	6.40%
		86,488,707	22.87%

Financials – 8.88%
First American Financial Corp.	172,623	10,065,647	2.66%
Mr. Cooper Group, Inc. (a)	287,400	12,924,378	3.42%
Old Republic International Corp.	481,900	10,606,619	2.80%
		33,596,644	8.88%

Industrials – 8.57%
ArcBest Corp.	141,400	10,203,424	2.70%
Ryder System, Inc.	148,000	10,345,200	2.73%
WESCO International, Inc. (a)	96,300	11,869,938	3.14%
		32,418,562	8.57%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Information Technology – 3.21%
Jabil, Inc.	210,500	$12,152,165	3.21%

Materials – 12.57%
Alcoa Corp.	276,300	18,733,140	4.95%
Commercial Metals Co.	389,800	15,981,800	4.23%
Olin Corp.	223,600	12,834,640	3.39%
		47,549,580	12.57%

Total Common Stocks
(Cost $363,884,108)		363,547,781	96.11%

PARTNERSHIPS & TRUSTS – 3.44%

Energy – 3.44%
Plains All American Pipeline LP	1,254,600	12,997,656	3.44%

Total Partnerships & Trusts
(Cost $12,875,016)		12,997,656	3.44%

SHORT-TERM INVESTMENTS – 0.47%

Money Market Funds – 0.47%
First American Government Obligations Fund,
Institutional Class, 0.22% (b)	1,793,531	1,793,531	0.47%

Total Short-Term Investments
(Cost $1,793,531)		1,793,531	0.47%

Total Investments
(Cost $378,552,655) – 100.02%		378,338,968	100.02%
Liabilities in Excess of Other Assets – (0.02)%		(69,655)	(0.02)%

TOTAL NET ASSETS – 100.00%		$378,269,313	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income-producing security.
(b)	The rate listed is the fund’s seven-day yield as of April 30, 2022.

The accompanying notes are an integral part of these financial statements.

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Summary of Fair Value Exposure as of April 30, 2022

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2022 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$114,336,746	$—	$—	$114,336,746
Consumer Staples	37,005,377	—	—	37,005,377
Energy	86,488,707	—	—	86,488,707
Financials	33,596,644	—	—	33,596,644
Industrials	32,418,562	—	—	32,418,562
Information Technology	12,152,165	—	—	12,152,165
Materials	47,549,580	—	—	47,549,580
Total Common Stocks	$363,547,781	$—	$—	$363,547,781
Partnerships & Trusts
Energy	$12,997,656	$—	$—	$12,997,656
Total Partnerships & Trusts	$12,997,656	$—	$—	$12,997,656
Short-Term Investments
Money Market Funds	$1,793,531	$—	$—	$1,793,531
Total Short-Term Investments	$1,793,531	$—	$—	$1,793,531
Total Investments	$378,338,968	$—	$—	$378,338,968

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of April 30, 2022 (Unaudited)

ASSETS:
Investments in securities, at value (cost $378,552,655)	$378,338,968
Dividends and interest receivable	10,531
Receivable for fund shares sold	69,638
Return of capital receivable	272,875
Prepaid expenses and other assets	25,696
Total assets	378,717,708

LIABILITIES:
Payable for fund shares redeemed	16,885
Payable to advisor	237,347
Payable to sub-transfer agents	46,817
Payable to administrator	69,762
Payable to auditor	11,228
Accrued distribution fees	38,635
Accrued service fees	17,757
Accrued trustees fees	3,911
Accrued expenses and other payables	6,053
Total liabilities	448,395
NET ASSETS	$378,269,313

NET ASSETS CONSISTS OF:
Capital stock	$282,213,739
Total distributable earnings	96,055,574
Total net assets	$378,269,313

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$210,523,590
Shares issued and outstanding	10,647,765
Net asset value, offering price, and redemption price per share	$19.77

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$167,745,723
Shares issued and outstanding	8,107,618
Net asset value, offering price, and redemption price per share	$20.69

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the six months ended April 30, 2022 (Unaudited)

INVESTMENT INCOME:
Distributions received from master limited partnerships	$498,703
Return of capital on distributions received	(498,703)
Dividend income from common stock	5,646,968
Interest income	1,884
Total investment income	5,648,852

EXPENSES:
Investment advisory fees (See Note 5)	1,406,910
Sub-transfer agent expenses – Investor Class (See Note 5)	211,254
Sub-transfer agent expenses – Institutional Class (See Note 5)	75,064
Administration, accounting, custody, and transfer agent fees (See Note 5)	212,187
Distribution fees – Investor Class (See Note 5)	160,078
Service fees – Investor Class (See Note 5)	106,718
Federal and state registration fees	18,598
Compliance expense (See Note 5)	15,156
Reports to shareholders	14,470
Trustees’ fees and expenses	11,805
Audit fees	11,222
Legal fees	2,783
Other expenses	27,444
Total expenses	2,273,689
NET INVESTMENT INCOME	$3,375,163

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$132,724,377
Net change in unrealized appreciation/depreciation on investments	(129,618,363)
Net gain on investments	3,106,014
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$6,481,177

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2022	Year Ended
	(Unaudited)	October 31, 2021
OPERATIONS:
Net investment income (loss)	$3,375,163	$(2,309,361)
Net realized gain on investments	132,724,377	20,131,190
Net change in unrealized
appreciation/depreciation on investments	(129,618,363)	130,334,890
Net increase in net assets resulting from operations	6,481,177	148,156,719

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(3,694,691)	—
Distributable earnings – Institutional Class	(2,816,027)	—
Total distributions	(6,510,718)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	6,259,632	27,799,744
Proceeds from shares subscribed – Institutional Class	13,249,245	11,595,887
Dividends reinvested – Investor Class	3,639,868	—
Dividends reinvested – Institutional Class	2,742,901	—
Cost of shares redeemed – Investor Class	(18,842,236)	(81,876,744)
Cost of shares redeemed – Institutional Class	(17,517,807)	(41,705,014)
Net decrease in net assets derived
from capital share transactions	(10,468,397)	(84,186,127)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(10,497,938)	63,970,592

NET ASSETS:
Beginning of period	388,767,251	324,796,659
End of period	$378,269,313	$388,767,251

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	319,917	1,537,236
Shares sold – Institutional Class	634,372	580,302
Shares issued to holders as reinvestment
of dividends – Investor Class	184,671	—
Shares issued to holders as reinvestment
of dividends – Institutional Class	133,150	—
Shares redeemed – Investor Class	(956,499)	(4,659,617)
Shares redeemed – Institutional Class	(848,889)	(2,247,525)
Net decrease in shares outstanding	(533,278)	(4,789,604)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2022
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$19.78

Income from investment operations:
Net investment income (loss)	0.16	(1)
Net realized and unrealized gains (losses) on investments	0.17
Total from investment operations	0.33

Less distributions:
Dividends from net investment income	(0.34)
Dividends from net realized gains	—
Total distributions	(0.34)
Net asset value, end of period	$19.77

TOTAL RETURN	1.67	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$210.52
Ratio of expenses to average net assets	1.35	%(3)
Ratio of net investment income (loss) to average net assets	1.63	%(3)
Portfolio turnover rate(4)	103	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2021		2020		2019		2018	2017

$13.27		$12.01		$16.87		$22.46	$18.37

(0.14	)(1)	(0.03	)(1)	(0.02	)(1)	(0.06)	(0.15)
6.65		1.29		(0.34)		(1.87)	4.36
6.51		1.26		(0.36)		(1.93)	4.21

—		—		—		—	—
—		—		(4.50)		(3.66)	(0.12)
—		—		(4.50)		(3.66)	(0.12)
$19.78		$13.27		$12.01		$16.87	$22.46

49.06%		10.49%		-1.22%		-10.54%	23.02%

$219.58		$188.71		$206.11		$338.39	$351.16
1.36%		1.37%		1.36%		1.31%	1.34%
(0.74)%		(0.27)%		(0.15)%		(0.47)%	(0.33)%
0%		94%		70%		181%	106%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2022
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$20.66

Income from investment operations:
Net investment income (loss)	0.20	(1)
Net realized and unrealized gains (losses) on investments	0.18
Total from investment operations	0.38

Less distributions:
Dividends from net investment income	(0.35)
Dividends from net realized gains	—
Total distributions	(0.35)
Net asset value, end of period	$20.69

TOTAL RETURN	1.85	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$167.75
Ratio of expenses to average net assets	1.00	%(4)
Ratio of net investment income (loss) to average net assets	1.96	%(4)
Portfolio turnover rate(5)	103	%(3)

(1)	Calculated using the average shares outstanding method.
(2)	Amount is between $(0.005) and 0.005.
(3)	Not annualized.
(4)	Annualized.
(5)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2021		2020	2019	2018		2017

$13.81		$12.46	$17.38	$23.07		$18.80

(0.07	)(1)	0.01 (1)	0.03 (1)	(0.00	)(2)	0.02
6.92		1.34	(0.36)	(1.92)		4.38
6.85		1.35	(0.33)	(1.92)		4.40

—		—	—	—		—
—		—	(4.59)	(3.77)		(0.13)
—		—	(4.59)	(3.77)		(0.13)
$20.66		$13.81	$12.46	$17.38		$23.07

49.60%		10.83%	-0.84%	-10.22%		23.47%

$169.19		$136.09	$168.79	$329.30		$620.38
0.99%		1.01%	1.00%	0.95%		0.97%
(0.38)%		0.09%	0.20%	(0.12)%		0.04%
0%		94%	70%	181%		106%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements April 30, 2022 (Unaudited)

1).  ORGANIZATION

The Hennessy Cornerstone Mid Cap 30 Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term growth of capital. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

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NOTES TO THE FINANCIAL STATEMENTS

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally consist of ordinary income, capital gains, and return of capital. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from the MLPs and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds are required to

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comply with Rule 18f-4 by August 19, 2022. The impact, if any, that Rule 18f-4 will have on the availability, liquidity, and performance of derivatives is unclear. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund. When fully implemented, Rule 18f-4 may require changes in how the Fund uses derivatives, adversely affect the Fund’s performance, and increase costs related to the Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. Funds must comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, MLPs, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these

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18

NOTES TO THE FINANCIAL STATEMENTS

securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2022, are included in the Schedule of Investments.

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4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2022, were $386,614,474 and $390,498,574, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2022.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.74%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing

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20

NOTES TO THE FINANCIAL STATEMENTS

agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”), a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2022, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2021, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$259,999,096
Gross tax unrealized appreciation	$139,260,695
Gross tax unrealized depreciation	(9,906,846)
Net tax unrealized appreciation/(depreciation)	$129,353,849
Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Total distributable earnings	$—
Other accumulated gain/(loss)	$(33,268,734)
Total accumulated gain/(loss)	$96,085,115

HENNESSY FUNDS	1-800-966-4354
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The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2021, the Fund had $1,788,004 in unlimited long-term and $29,422,950 in unlimited short-term capital loss carryforwards. During fiscal year 2021, the capital losses utilized by the Fund were $20,127,731.

Capital losses sustained in or after fiscal year 2012 can be carried forward indefinitely, but any such loss retains the character of the original loss and must be utilized prior to any loss incurred before fiscal year 2012. As a result of this ordering rule, capital loss carryforwards incurred prior to fiscal year 2012 may be more likely to expire unused. Capital losses sustained prior to fiscal year 2012 can be carried forward for eight years and can be carried forward as short-term capital losses regardless of the character of the original loss.

As of October 31, 2021, the Fund deferred, on a tax basis, a late-year ordinary loss of $2,057,780. Late-year ordinary losses are net ordinary losses incurred after December 31, 2020, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2022 (year to date) and fiscal year 2021, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2022	October 31, 2021
Ordinary income(1)	$6,510,718	$—
Long-term capital gains	—	—
Total distributions	$6,510,718	$—

(1) Ordinary income includes short-term capital gains.

9).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2022, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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22

NOTES TO THE FINANCIAL STATEMENTS/EXPENSE EXAMPLE

Expense Example (Unaudited)
April 30, 2022

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2021, through April 30, 2022.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

HENNESSY FUNDS	1-800-966-4354
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	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2021	April 30, 2022	During Period(1)
Investor Class
Actual	$1,000.00	$1,016.70	$6.75
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$6.76

Institutional Class
Actual	$1,000.00	$1,018.50	$5.00
Hypothetical (5% return before expenses)	$1,000.00	$1,019.84	$5.01

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.35% for Investor Class shares or 1.00% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the half-year period).

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EXPENSE EXAMPLE — ELECTRONIC DELIVERY

How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign up for eDelivery or elect to receive paper copies as detailed below, you will be notified each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

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HENNESSY FUNDS	1-800-966-4354
25

Board Approval of Investment Advisory
Agreement

At its meeting on March 11, 2022, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory agreement. In addition, the Trustees who are not deemed “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory agreement. As part of their discussion, the Independent Trustees confirmed their understanding of the need to have asked about, and received answers to, any matters that they believed are relevant to determining whether to approve the continuation of the advisory agreement.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory agreement. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory agreement and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q;

(4)	A summary of the advisory agreement;

(5)	A recent Fund fact sheet, which included, among other things, Fund performance over various periods;

(6)	A description of the range of services provided by the Advisor;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund; and

(8)	A memorandum from the Advisor regarding economies of scale.

The Trustees reviewed and discussed all of the information provided by the Advisor. Following this review, and further discussion with the Advisor, the Trustees concluded that the information provided before and at the meeting addressed all of the relevant matters that they wanted to consider in assessing the performance of the Funds and the performance of the Advisor under the advisory agreement, and that said information provided them with a fulsome understanding of the advisory agreement and the services provided by the Advisor.

All of the factors discussed were considered as a whole by the Trustees, as well as by the Independent Trustees meeting in executive session. The Trustees viewed the relevant factors in their totality, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory agreement. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on

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26

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the advisory agreement, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor from serving as an investment advisor to the Fund (other than the advisory fee).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review and an assessment of the Advisor’s performance, the Trustees concluded that the Advisor provides high-quality services to the Fund, and they noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor acts as the portfolio manager for the Fund. In this capacity, the Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio;

(iii)	manages the use of soft dollars for the Fund; and

(iv)	manages proxy voting for the Fund.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of each Fund.

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Fund’s service providers (including their codes of ethics, as appropriate), conducts on-site visits to the Fund’s service providers, as feasible, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

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27

(f)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(g)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

(h)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(i)	For each annual report of the Fund, the Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

(j)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allow customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(k)
The Advisor pays the incentive compensation of the Fund’s compliance officers and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(l)	The Advisor provides a quarterly compliance certification to the Board.

(m)	The Advisor prepares or reviews all Board materials, presents to and leads discussions with the Board, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees compared the performance of the Fund to benchmark indices over various periods and noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor manages the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted the continuation of the advisory agreement.

(3)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within a reasonable range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory agreement.

(4)
The Trustees also considered whether the Advisor was realizing economies of scale that should be shared with the Fund’s shareholders. The Trustees noted that the majority of expenses incurred to manage the Fund are variable

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

asset-based fees, so the Advisor does not realize material economies of scale relating to these expenses as the assets of the Fund increase. For example, third-party platform fees increase as the Fund’s assets grow.

(5)
The Trustees considered the profitability of the Advisor, including the impact of mutual fund platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(6)	The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees and concluded that this was beneficial to the Fund and its shareholders.

(7)
The Trustees considered any benefits to the Advisor from serving as an advisor to the Fund (other than the advisory fee). The Trustees noted that the Advisor may derive ancillary benefits from, by way of example, its association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor from its relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ finding that the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s own efforts in the performance of its duties under the advisory agreement.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory agreement.

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For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
J. Dennis DeSousa
Robert T. Doyle
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2022

HENNESSY CORNERSTONE LARGE GROWTH FUND

Investor Class  HFLGX
Institutional Class  HILGX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	16
Expense Example	23
Proxy Voting Policy and Proxy Voting Records	25
Availability of Quarterly Portfolio Schedule	25
Federal Tax Distribution Information	25
Important Notice Regarding Delivery of Shareholder Documents	25
Electronic Delivery	25
Board Approval of Investment Advisory Agreement	26

HENNESSY FUNDS	1-800-966-4354

May 2022

Dear Hennessy Funds Shareholder:

We’d like to start our semi-annual letter with a pause. At the end of 2021, we looked forward to a new year – a potentially calmer year – having come through almost two full years of the coronavirus pandemic. As people, we were aware our lives had changed, but we hoped for a better 2022; as investors, we were aware that the economy was strong and employment was robust, yet challenges loomed, including inflation, supply chain disruptions, and tightening monetary policy; as employees, students, and family members, we recognized much was different, but we sought a return to what’s familiar. What we didn’t know was that a world leader who controls one of the largest militaries on the planet was about to start one of the worst atrocities in Europe since World War II. Our thoughts are with the Ukrainian people, and our hope is for this unjustified, senseless human tragedy to end quickly.

The equity market started 2022 on a high note, with the S&P 500® Index hitting an all-time high on the first trading day of the year. This turned out to be the last hurrah for a market that saw a continuous march higher in 2021, having hit 70 new all-time highs, with a new all-time high being recorded on average every three and a half days. Concerns in the market then coalesced and overpowered bullish sentiment, and the market has spiraled lower throughout 2022. Factors that drove the market lower include: tightening monetary policy as the Federal Reserve has begun raising rates and has announced plans for shrinking its $8.5 trillion asset portfolio; inflation, higher energy costs, and their effects on the domestic and global economies; continued supply chain disruptions; investors’ indiscriminate liquidation of broad-based ETFs and index funds and the detrimental effect on equities; and the near-term and long-term global implications of the Russian invasion of Ukraine.

While markets are adjusting, many positive conditions remain intact. Corporate balance sheets and profits remain strong, GDP growth remains positive, the consumer continues to show resilience in the face of rising prices, cash is abundant both at the corporate and household levels, unemployment is exceptionally low, and our financial system remains healthy. Markets are also experiencing a change in leadership, as value stocks have been outperforming growth stocks, and traditionally defensive sectors such as Utilities and Consumer Staples have been outperforming the broader market. Finally, the Energy sector has soared in 2022, as companies reap the benefits of dramatically higher oil and natural gas prices, and shareholders are rewarded with significantly higher dividends, aggressive buybacks, and higher stock prices after many years of underperformance for the sector.

With history as our guide, we are hopeful that eventually the market may bottom and head higher again. Since the financial crisis of 2008, we have experienced many corrections and many recoveries to new highs. The Dow Jones Industrial Average has dropped over 10% eight times, including the current drop, for a median decline of 14.00%, and on average, it took 45 trading days to drop from peak to trough and 127 trading days to return to the previous peak. Since the current drop has taken longer to go from peak to its recent trough, it may take some time for a recovery in prices to truly take hold.

On a positive note, valuations have come in, and many stocks have become more attractive, especially for longer-term investors. We note, however, that the concept of “historically cheap stocks” does not, on its own, move the market higher. Rather, it is

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2

LETTER TO SHAREHOLDERS

overall capitulation and improving fundamentals that could bring buyers back into the market and reverse any bearish trends. Investors need to see improving company earnings, retreating inflationary trends, a measured pace of interest rate increases globally that does not cause significant economic contraction, hope for a more peaceful and orderly world economic system unconstrained by supply bottlenecks and other hindrances to global trade, and, most importantly, a subsidence of the deleterious effects of the coronavirus pandemic. While that may seem like a “tall order,” we believe that patient investing, focusing on value, quality, and downside risk mitigation, works well over the longer term.

During this tumultuous period, performance of the majority of the Hennessy Funds has been relatively strong when compared to the overall market as well as to our benchmarks. During the six months ended April 30, 2022, the Dow Jones Industrial Average, the S&P 500® Index, and the NASDAQ Composite Index dropped 7.05%, 9.65%, and 20.15%, respectively, on a total return basis. During this period when these three major indices saw significant declines, we were pleased that seven of our 16 Funds posted positive total returns, 10 of our 14 domestic Funds outperformed the S&P 500® Index, and over half of our active funds outperformed their primary benchmarks.

We thank you, our shareholders, for your continued interest in our family of Funds. We are grateful for the trust you put in us, and we will continue to strive to manage our portfolios for long-term performance, ever mindful of downside risk. While volatility and uncertainty may impact the markets in the short-term, we encourage investors to stay the course, maintain a diversified portfolio, and keep a long-term perspective. If you have any questions or would like to speak with us, please don’t hesitate to call us directly at (800) 966-4354. In closing, we would also like to thank all of the healthcare and frontline workers that have worked – and still work – tirelessly throughout the coronavirus pandemic.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The NASDAQ Composite Index comprises all common stocks listed on The NASDAQ Stock Market and is commonly used to measure the performance of technology-related stocks. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

Please refer to the Performance Overview section for more detailed performance information.

HENNESSY FUNDS	1-800-966-4354
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Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2022

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Cornerstone
Large Growth Fund –
Investor Class (HFLGX)	-6.21%	-1.33%	10.79%	11.18%
Hennessy Cornerstone
Large Growth Fund –
Institutional Class (HILGX)	-6.03%	-1.05%	11.11%	11.45%
Russell 1000® Index	-11.29%	-2.10%	13.44%	13.53%
S&P 500® Index	-9.65%	0.21%	13.66%	13.67%

Expense ratios: 1.29% (Investor Class); 1.04% (Institutional Class)

(1)	Periods of less than one year are not annualized.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell 1000® Index comprises the 1,000 largest companies in the Russell 3000® Index based on market capitalization. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

WWW.HENNESSYFUNDS.COM
4

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2022 (Unaudited)

HENNESSY CORNERSTONE LARGE GROWTH FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Nucor Corp.	2.40%
Bath & Body Works, Inc.	2.27%
Philip Morris International, Inc.	2.24%
HP, Inc.	2.22%
Dow, Inc.	2.21%
Steel Dynamics, Inc.	2.21%
CF Industries Holdings, Inc.	2.20%
APA Corp.	2.17%
Reliance Steel & Aluminum Co.	2.17%
Target Corp.	2.16%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 97.87%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 4.03%
Meta Platforms, Inc. (a)	14,700	$2,946,909	2.02%
Sirius XM Holdings, Inc.	487,700	2,926,200	2.01%
		5,873,109	4.03%

Consumer Discretionary – 17.36%
Bath & Body Works, Inc. (a)	62,500	3,305,625	2.27%
Best Buy Co., Inc.	30,700	2,760,851	1.89%
Darden Restaurants, Inc.	23,400	3,082,482	2.11%
DR Horton, Inc.	36,600	2,546,994	1.75%
NVR, Inc. (a)	600	2,625,726	1.80%
PulteGroup, Inc.	64,400	2,689,344	1.84%
Tapestry, Inc.	81,400	2,679,688	1.84%
Target Corp.	13,800	3,155,370	2.16%
Williams-Sonoma, Inc.	19,000	2,479,120	1.70%
		25,325,200	17.36%

Consumer Staples – 2.24%
Philip Morris International, Inc.	32,700	3,270,000	2.24%

Energy – 2.17%
APA Corp.	77,300	3,163,889	2.17%

Financials – 10.16%
Ameriprise Financial, Inc.	10,200	2,707,998	1.86%
Cincinnati Financial Corp.	23,000	2,821,180	1.93%
Coinbase Global, Inc. (a)	17,200	1,938,612	1.33%
Fidelity National Financial, Inc.	61,900	2,464,858	1.69%
T. Rowe Price Group, Inc.	20,700	2,546,928	1.74%
The Carlyle Group, Inc.	64,600	2,344,334	1.61%
		14,823,910	10.16%

Health Care – 15.59%
AbbVie, Inc.	19,200	2,820,096	1.93%
AmerisourceBergen Corp.	20,000	3,025,800	2.07%
Cardinal Health, Inc.	53,300	3,094,065	2.12%
Gilead Sciences, Inc.	51,500	3,056,010	2.10%
HCA Healthcare, Inc.	11,400	2,445,870	1.68%
Hologic, Inc. (a)	41,200	2,965,988	2.03%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Health Care (Continued)
Moderna, Inc. (a)	18,100	$2,432,821	1.67%
Regeneron Pharmaceuticals, Inc. (a)	4,400	2,900,084	1.99%
		22,740,734	15.59%

Industrials – 17.58%
3M Co.	20,600	2,970,932	2.04%
Avis Budget Group, Inc. (a)	10,200	2,730,234	1.87%
Builders FirstSource, Inc. (a)	39,600	2,438,172	1.67%
C.H. Robinson Worldwide, Inc.	29,300	3,110,195	2.13%
Caterpillar, Inc.	13,700	2,884,398	1.98%
Expeditors International of Washington, Inc.	28,800	2,853,216	1.95%
Northrop Grumman Corp.	7,100	3,119,740	2.14%
Snap-on, Inc.	14,500	3,081,105	2.11%
United Parcel Service, Inc., Class B	13,700	2,465,726	1.69%
		25,653,718	17.58%

Information Technology – 7.99%
HP, Inc.	88,400	3,238,092	2.22%
Lam Research Corp.	5,800	2,701,408	1.85%
NortonLifeLock, Inc.	117,500	2,942,200	2.02%
QUALCOMM, Inc.	19,900	2,779,831	1.90%
		11,661,531	7.99%

Materials – 20.75%
Alcoa Corp.	37,800	2,562,840	1.76%
Celanese Corp.	21,400	3,144,516	2.16%
CF Industries Holdings, Inc.	33,100	3,205,073	2.20%
Cleveland-Cliffs, Inc. (a)	111,000	2,829,390	1.94%
Dow, Inc.	48,500	3,225,250	2.21%
Freeport-McMoRan, Inc.	62,700	2,542,485	1.74%
Nucor Corp.	22,600	3,498,028	2.40%
Reliance Steel & Aluminum Co.	16,000	3,172,000	2.17%
Sealed Air Corp.	44,600	2,863,766	1.96%
Steel Dynamics, Inc.	37,600	3,224,200	2.21%
		30,267,548	20.75%

Total Common Stocks
(Cost $141,038,878)		142,779,639	97.87%

The accompanying notes are an integral part of these financial statements.

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SHORT-TERM INVESTMENTS –2.19%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 2.19%
First American Government Obligations Fund,
Institutional Class, 0.22% (b)	3,188,890	$3,188,890	2.19%

Total Short-Term Investments
(Cost $3,188,890)		3,188,890	2.19%

Total Investments
(Cost $144,227,768) – 100.06%		145,968,529	100.06%
Liabilities in Excess of Other Assets – (0.06)%		(81,158)	(0.06)%
TOTAL NET ASSETS – 100.00%		$145,887,371	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income-producing security.
(b)	The rate listed is the fund’s seven-day yield as of April 30, 2022.

Summary of Fair Value Exposure as of April 30, 2022

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2022 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$5,873,109	$—	$—	$5,873,109
Consumer Discretionary	25,325,200	—	—	25,325,200
Consumer Staples	3,270,000	—	—	3,270,000
Energy	3,163,889	—	—	3,163,889
Financials	14,823,910	—	—	14,823,910
Health Care	22,740,734	—	—	22,740,734
Industrials	25,653,718	—	—	25,653,718
Information Technology	11,661,531	—	—	11,661,531
Materials	30,267,548	—	—	30,267,548
Total Common Stocks	$142,779,639	$—	$—	$142,779,639
Short-Term Investments
Money Market Funds	$3,188,890	$—	$—	$3,188,890
Total Short-Term Investments	$3,188,890	$—	$—	$3,188,890
Total Investments	$145,968,529	$—	$—	$145,968,529

The accompanying notes are an integral part of these financial statements.

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8

SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of April 30, 2022 (Unaudited)

ASSETS:
Investments in securities, at value (cost $144,227,768)	$145,968,529
Dividends and interest receivable	130,376
Receivable for fund shares sold	2,990
Prepaid expenses and other assets	22,164
Total assets	146,124,059

LIABILITIES:
Payable for fund shares redeemed	13,708
Payable to advisor	94,375
Payable to administrator	29,422
Payable to auditor	11,228
Accrued distribution fees	58,123
Accrued service fees	11,239
Accrued trustees fees	5,225
Accrued expenses and other payables	13,368
Total liabilities	236,688
NET ASSETS	$145,887,371

NET ASSETS CONSISTS OF:
Capital stock	$120,284,233
Total distributable earnings	25,603,138
Total net assets	$145,887,371

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$129,167,544
Shares issued and outstanding	11,002,149
Net asset value, offering price, and redemption price per share	$11.74

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$16,719,827
Shares issued and outstanding	1,409,051
Net asset value, offering price, and redemption price per share	$11.87

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the six months ended April 30, 2022 (Unaudited)

INVESTMENT INCOME:
Dividend income	$1,555,894
Interest income	745
Total investment income	1,556,639

EXPENSES:
Investment advisory fees (See Note 5)	584,417
Distribution fees – Investor Class (See Note 5)	104,820
Administration, accounting, custody, and transfer agent fees (See Note 5)	91,386
Service fees – Investor Class (See Note 5)	69,880
Sub-transfer agent expenses – Investor Class (See Note 5)	59,359
Sub-transfer agent expenses – Institutional Class (See Note 5)	2,274
Federal and state registration fees	20,106
Compliance expense (See Note 5)	15,156
Audit fees	11,222
Trustees’ fees and expenses	9,686
Reports to shareholders	4,975
Legal fees	1,081
Other expenses	12,494
Total expenses before recoupment by advisor	986,856
Expense recoupment by advisor – Investor Class (See Note 5)	3,336
Expense recoupment by advisor – Institutional Class (See Note 5)	611
Net expenses	990,803
NET INVESTMENT INCOME	$565,836

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$23,328,392
Net change in unrealized appreciation/depreciation on investments	(33,456,663)
Net loss on investments	(10,128,271)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(9,562,435)

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2022	Year Ended
	(Unaudited)	October 31, 2021
OPERATIONS:
Net investment income	$565,836	$1,077,347
Net realized gain on investments	23,328,392	23,137,704
Net change in unrealized
appreciation/depreciation on investments	(33,456,663)	30,012,110
Net increase (decrease) in net
assets resulting from operations	(9,562,435)	54,227,161

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(18,524,443)	(5,878,284)
Distributable earnings – Institutional Class	(2,507,385)	(758,549)
Total distributions	(21,031,828)	(6,636,833)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	3,230,696	8,018,607
Proceeds from shares subscribed – Institutional Class	1,231,390	16,491,311
Dividends reinvested – Investor Class	17,953,867	5,574,991
Dividends reinvested – Institutional Class	2,397,570	740,220
Cost of shares redeemed – Investor Class	(8,151,378)	(15,731,261)
Cost of shares redeemed – Institutional Class	(1,688,824)	(16,883,651)
Net increase (decrease) in net assets
derived from capital share transactions	14,973,321	(1,789,783)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(15,620,942)	45,800,545

NET ASSETS:
Beginning of period	161,508,313	115,707,768
End of period	$145,887,371	$161,508,313

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	256,710	592,099
Shares sold – Institutional Class	90,289	1,203,797
Shares issued to holders as reinvestment
of dividends – Investor Class	1,400,177	501,827
Shares issued to holders as reinvestment
of dividends – Institutional Class	184,777	65,913
Shares redeemed – Investor Class	(628,849)	(1,214,696)
Shares redeemed – Institutional Class	(133,662)	(1,221,754)
Net increase (decrease) in shares outstanding	1,169,442	(72,814)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2022
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$14.35

Income from investment operations:
Net investment income	0.04	(1)
Net realized and unrealized gains (losses) on investments	(0.79)
Total from investment operations	(0.75)

Less distributions:
Dividends from net investment income	(0.08)
Dividends from net realized gains	(1.78)
Total distributions	(1.86)
Net asset value, end of period	$11.74

TOTAL RETURN	-6.21	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$129.17
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.29	%(3)
After expense reimbursement/recoupment	1.29	%(3)
Ratio of net investment income to average net assets:
Before expense reimbursement/recoupment	0.69	%(3)
After expense reimbursement/recoupment	0.69	%(3)
Portfolio turnover rate(5)	71	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	The Fund had an expense limitation agreement in place through November 30, 2019.
(5)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2021	2020		2019	2018	2017

$10.21	$10.54		$12.24	$11.75	$10.27

0.09 (1)	0.09	(1)	0.13 (1)	0.06	0.11
4.64	(0.15)		0.56	0.94	1.49
4.73	(0.06)		0.69	1.00	1.60

(0.10)	(0.14)		(0.09)	(0.08)	(0.12)
(0.49)	(0.13)		(2.30)	(0.43)	—
(0.59)	(0.27)		(2.39)	(0.51)	(0.12)
$14.35	$10.21		$10.54	$12.24	$11.75

48.00%	-0.75%		7.84%	8.53%	15.70%

$143.11	$103.11		$117.62	$125.91	$91.74

1.29%	1.31%		1.31%	1.24%	1.25%
1.29%	1.31	%(4)	1.29%	1.24%	1.25%

0.69%	0.93%		1.24%	0.81%	0.95%
0.69%	0.93%		1.26%	0.81%	0.95%
68%	62%		57%	70%	65%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2022
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$14.51

Income from investment operations:
Net investment income	0.06	(1)
Net realized and unrealized gains (losses) on investments	(0.79)
Total from investment operations	(0.73)

Less distributions:
Dividends from net investment income	(0.11)
Dividends from net realized gains	(1.80)
Total distributions	(1.91)
Net asset value, end of period	$11.87

TOTAL RETURN	-6.03	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$16.72
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	0.98	%(3)
After expense reimbursement/recoupment	0.98	%(3)
Ratio of net investment income to average net assets:
Before expense reimbursement/recoupment	0.99	%(3)
After expense reimbursement/recoupment	0.99	%(3)
Portfolio turnover rate(5)	71	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	The Fund had an expense limitation agreement in place through November 30, 2019.
(5)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2021	2020		2019	2018	2017

$10.33	$10.65		$12.38	$11.87	$10.37

0.12 (1)	0.13	(1)	0.16 (1)	0.14	0.13
4.68	(0.15)		0.56	0.90	1.52
4.80	(0.02)		0.72	1.04	1.65

(0.13)	(0.17)		(0.12)	(0.10)	(0.15)
(0.49)	(0.13)		(2.33)	(0.43)	—
(0.62)	(0.30)		(2.45)	(0.53)	(0.15)
$14.51	$10.33		$10.65	$12.38	$11.87

48.30%	-0.40%		8.12%	8.82%	16.00%

$18.39	$12.60		$18.42	$19.25	$12.17

1.04%	1.01%		1.00%	0.96%	1.00%
1.04%	1.01	%(4)	0.98%	0.96%	1.00%

0.91%	1.23%		1.56%	1.08%	1.20%
0.91%	1.23%		1.58%	1.08%	1.20%
68%	62%		57%	70%	65%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
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Financial Statements

Notes to the Financial Statements April 30, 2022 (Unaudited)

1).  ORGANIZATION

The Hennessy Cornerstone Large Growth Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term growth of capital. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

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16

NOTES TO THE FINANCIAL STATEMENTS

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds are required to comply with Rule 18f-4 by August 19, 2022. The impact, if any, that Rule 18f-4 will have on the availability, liquidity, and performance of derivatives is unclear. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund. When fully implemented, Rule 18f-4 may require changes in how the Fund uses derivatives, adversely affect the Fund’s performance, and increase costs related to the Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards

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to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. Funds must comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by

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NOTES TO THE FINANCIAL STATEMENTS

an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2022, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2022, were $108,694,171 and $116,628,835, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2022.

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5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.74%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

From December 1, 2017, through November 30, 2019, the Advisor contractually agreed to limit total annual operating expenses to 1.29% of the Fund’s net assets for Investor Class shares and 0.98% of the Fund’s net assets for Institutional Class shares (in each case, excluding all federal, state, and local taxes, interest, brokerage commissions, extraordinary items, and acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities).

For three years following the date on which expenses were waived or incurred, the Advisor may recoup waived or reimbursed expenses from the Fund if total operating expenses, including such recoupment, does not exceed the expense limitation in effect (i) at the time the Advisor waived or reimbursed such expenses and (ii) at the time the Advisor recoups such expenses. As of April 30, 2022, expenses subject to potential recovery for Investor Class and Institutional Class shares and the fiscal years in which they expire were as follows:

	Fiscal Year	Fiscal Year
	2022	2023	Total
Investor Class	$12,258	$—	$12,258
Institutional Class	$2,261	$162	$2,423

During the six months ended April 30, 2022, the Advisor recouped previously waived expenses from the Fund as set forth in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and

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NOTES TO THE FINANCIAL STATEMENTS

financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”), a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2022, the Fund did not have any borrowings outstanding under the line of credit.

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8).  FEDERAL TAX INFORMATION

As of October 31, 2021, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$126,550,944
Gross tax unrealized appreciation	$37,333,974
Gross tax unrealized depreciation	(2,168,152)
Net tax unrealized appreciation/(depreciation)	$35,165,822
Undistributed ordinary income	$1,496,191
Undistributed long-term capital gains	19,535,388
Total distributable earnings	$21,031,579
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$56,197,401

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2021, the Fund had no tax- basis capital losses to offset future capital gains.

As of October 31, 2021, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2020, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2022 (year to date) and fiscal year 2021, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2022	October 31, 2021
Ordinary income(1)	$1,496,384	$1,164,101
Long-term capital gains	19,535,444	5,472,732
Total distributions	$21,031,828	$6,636,833

(1) Ordinary income includes short-term capital gains.

9).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2022, through the date of issuance of the Fund’s financial statements.  Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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NOTES TO THE FINANCIAL STATEMENTS/EXPENSE EXAMPLE

Expense Example (Unaudited)
April 30, 2022

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2021, through April 30, 2022.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2021	April 30, 2022	During Period(1)
Investor Class
Actual	$1,000.00	$ 937.90	$6.20
Hypothetical (5% return before expenses)	$1,000.00	$1,018.40	$6.46

Institutional Class
Actual	$1,000.00	$ 939.70	$4.71
Hypothetical (5% return before expenses)	$1,000.00	$1,019.93	$4.91

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.29% for Investor Class shares or 0.98% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the half-year period).

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EXPENSE EXAMPLE — ELECTRONIC DELIVERY

How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2021 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign up for eDelivery or elect to receive paper copies as detailed below, you will be notified each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

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Board Approval of Investment Advisory
Agreement

At its meeting on March 11, 2022, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory agreement. In addition, the Trustees who are not deemed “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory agreement. As part of their discussion, the Independent Trustees confirmed their understanding of the need to have asked about, and received answers to, any matters that they believed are relevant to determining whether to approve the continuation of the advisory agreement.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory agreement. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory agreement and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q;

(4)	A summary of the advisory agreement;

(5)	A recent Fund fact sheet, which included, among other things, Fund performance over various periods;

(6)	A description of the range of services provided by the Advisor;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund; and

(8)	A memorandum from the Advisor regarding economies of scale.

The Trustees reviewed and discussed all of the information provided by the Advisor. Following this review, and further discussion with the Advisor, the Trustees concluded that the information provided before and at the meeting addressed all of the relevant matters that they wanted to consider in assessing the performance of the Funds and the performance of the Advisor under the advisory agreement, and that said information provided them with a fulsome understanding of the advisory agreement and the services provided by the Advisor.

All of the factors discussed were considered as a whole by the Trustees, as well as by the Independent Trustees meeting in executive session. The Trustees viewed the relevant factors in their totality, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory agreement. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the advisory agreement, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor from serving as an investment advisor to the Fund (other than the advisory fee).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review and an assessment of the Advisor’s performance, the Trustees concluded that the Advisor provides high-quality services to the Fund, and they noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor acts as the portfolio manager for the Fund. In this capacity, the Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio;

(iii)	manages the use of soft dollars for the Fund; and

(iv)	manages proxy voting for the Fund.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of each Fund.

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Fund’s service providers (including their codes of ethics, as appropriate), conducts on-site visits to the Fund’s service providers, as feasible, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

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(f)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(g)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

(h)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(i)	For each annual report of the Fund, the Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

(j)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allow customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(k)
The Advisor pays the incentive compensation of the Fund’s compliance officers and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(l)	The Advisor provides a quarterly compliance certification to the Board.

(m)	The Advisor prepares or reviews all Board materials, presents to and leads discussions with the Board, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees compared the performance of the Fund to benchmark indices over various periods and noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor manages the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted the continuation of the advisory agreement.

(3)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within a reasonable range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory agreement.

(4)
The Trustees also considered whether the Advisor was realizing economies of scale that should be shared with the Fund’s shareholders. The Trustees noted that the majority of expenses incurred to manage the Fund are variable

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

asset-based fees, so the Advisor does not realize material economies of scale relating to these expenses as the assets of the Fund increase. For example, third-party platform fees increase as the Fund’s assets grow.

(5)
The Trustees considered the profitability of the Advisor, including the impact of mutual fund platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(6)	The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees and concluded that this was beneficial to the Fund and its shareholders.

(7)
The Trustees considered any benefits to the Advisor from serving as an advisor to the Fund (other than the advisory fee). The Trustees noted that the Advisor may derive ancillary benefits from, by way of example, its association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor from its relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ finding that the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s own efforts in the performance of its duties under the advisory agreement.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory agreement.

HENNESSY FUNDS	1-800-966-4354
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For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
J. Dennis DeSousa
Robert T. Doyle
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2022

HENNESSY CORNERSTONE VALUE FUND

Investor Class  HFCVX
Institutional Class  HICVX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	16
Expense Example	24
Proxy Voting Policy and Proxy Voting Records	26
Availability of Quarterly Portfolio Schedule	26
Federal Tax Distribution Information	26
Important Notice Regarding Delivery of Shareholder Documents	26
Electronic Delivery	26
Board Approval of Investment Advisory Agreement	27

HENNESSY FUNDS	1-800-966-4354

May 2022

Dear Hennessy Funds Shareholder:

We’d like to start our semi-annual letter with a pause. At the end of 2021, we looked forward to a new year – a potentially calmer year – having come through almost two full years of the coronavirus pandemic. As people, we were aware our lives had changed, but we hoped for a better 2022; as investors, we were aware that the economy was strong and employment was robust, yet challenges loomed, including inflation, supply chain disruptions, and tightening monetary policy; as employees, students, and family members, we recognized much was different, but we sought a return to what’s familiar. What we didn’t know was that a world leader who controls one of the largest militaries on the planet was about to start one of the worst atrocities in Europe since World War II. Our thoughts are with the Ukrainian people, and our hope is for this unjustified, senseless human tragedy to end quickly.

The equity market started 2022 on a high note, with the S&P 500® Index hitting an all-time high on the first trading day of the year. This turned out to be the last hurrah for a market that saw a continuous march higher in 2021, having hit 70 new all-time highs, with a new all-time high being recorded on average every three and a half days. Concerns in the market then coalesced and overpowered bullish sentiment, and the market has spiraled lower throughout 2022. Factors that drove the market lower include: tightening monetary policy as the Federal Reserve has begun raising rates and has announced plans for shrinking its $8.5 trillion asset portfolio; inflation, higher energy costs, and their effects on the domestic and global economies; continued supply chain disruptions; investors’ indiscriminate liquidation of broad-based ETFs and index funds and the detrimental effect on equities; and the near-term and long-term global implications of the Russian invasion of Ukraine.

While markets are adjusting, many positive conditions remain intact. Corporate balance sheets and profits remain strong, GDP growth remains positive, the consumer continues to show resilience in the face of rising prices, cash is abundant both at the corporate and household levels, unemployment is exceptionally low, and our financial system remains healthy. Markets are also experiencing a change in leadership, as value stocks have been outperforming growth stocks, and traditionally defensive sectors such as Utilities and Consumer Staples have been outperforming the broader market. Finally, the Energy sector has soared in 2022, as companies reap the benefits of dramatically higher oil and natural gas prices, and shareholders are rewarded with significantly higher dividends, aggressive buybacks, and higher stock prices after many years of underperformance for the sector.

With history as our guide, we are hopeful that eventually the market may bottom and head higher again. Since the financial crisis of 2008, we have experienced many corrections and many recoveries to new highs. The Dow Jones Industrial Average has dropped over 10% eight times, including the current drop, for a median decline of 14.00%, and on average, it took 45 trading days to drop from peak to trough and 127 trading days to return to the previous peak. Since the current drop has taken longer to go from peak to its recent trough, it may take some time for a recovery in prices to truly take hold.

On a positive note, valuations have come in, and many stocks have become more attractive, especially for longer-term investors. We note, however, that the concept of “historically cheap stocks” does not, on its own, move the market higher. Rather, it is

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2

LETTER TO SHAREHOLDERS

overall capitulation and improving fundamentals that could bring buyers back into the market and reverse any bearish trends. Investors need to see improving company earnings, retreating inflationary trends, a measured pace of interest rate increases globally that does not cause significant economic contraction, hope for a more peaceful and orderly world economic system unconstrained by supply bottlenecks and other hindrances to global trade, and, most importantly, a subsidence of the deleterious effects of the coronavirus pandemic. While that may seem like a “tall order,” we believe that patient investing, focusing on value, quality, and downside risk mitigation, works well over the longer term.

During this tumultuous period, performance of the majority of the Hennessy Funds has been relatively strong when compared to the overall market as well as to our benchmarks. During the six months ended April 30, 2022, the Dow Jones Industrial Average, the S&P 500® Index, and the NASDAQ Composite Index dropped 7.05%, 9.65%, and 20.15%, respectively, on a total return basis. During this period when these three major indices saw significant declines, we were pleased that seven of our 16 Funds posted positive total returns, 10 of our 14 domestic Funds outperformed the S&P 500® Index, and over half of our active funds outperformed their primary benchmarks.

We thank you, our shareholders, for your continued interest in our family of Funds. We are grateful for the trust you put in us, and we will continue to strive to manage our portfolios for long-term performance, ever mindful of downside risk. While volatility and uncertainty may impact the markets in the short-term, we encourage investors to stay the course, maintain a diversified portfolio, and keep a long-term perspective. If you have any questions or would like to speak with us, please don’t hesitate to call us directly at (800) 966-4354. In closing, we would also like to thank all of the healthcare and frontline workers that have worked – and still work – tirelessly throughout the coronavirus pandemic.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The NASDAQ Composite Index comprises all common stocks listed on The NASDAQ Stock Market and is commonly used to measure the performance of technology-related stocks. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

Please refer to the Performance Overview section for more detailed performance information.

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Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2022

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Cornerstone Value Fund –
Investor Class (HFCVX)	7.88%	13.99%	9.50%	10.00%
Hennessy Cornerstone Value Fund –
Institutional Class (HICVX)	8.01%	14.24%	9.74%	10.22%
Russell 1000® Value Index	-3.94%	1.32%	9.06%	11.17%
S&P 500® Index	-9.65%	0.21%	13.66%	13.67%

Expense ratios: 1.23% (Investor Class); 0.99% (Institutional Class)

(1)	Periods of less than one year are not annualized.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell 1000® Value Index comprises those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth value. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

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4

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2022 (Unaudited)

HENNESSY CORNERSTONE VALUE FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
The Kraft Heinz Co.	2.30%
General Mills, Inc.	2.29%
Merck & Co., Inc.	2.27%
Suncor Energy, Inc.	2.25%
Marathon Petroleum Corp.	2.21%
Altria Group, Inc.	2.16%
Philip Morris International, Inc.	2.16%
The Coca-Cola Co.	2.16%
Bristol-Myers Squibb Co.	2.15%
GlaxoSmithKline PLC – ADR	2.15%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354
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COMMON STOCKS – 98.50%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 7.50%
AT&T, Inc.	256,460	$4,836,836	1.65%
BCE, Inc. – ADR (b)	109,900	5,843,383	2.00%
Paramount Global	163,200	4,752,384	1.62%
Verizon Communications, Inc.	116,200	5,380,060	1.84%
Warner Bros. Discovery, Inc. (a)	62,042	1,126,062	0.39%
		21,938,725	7.50%

Consumer Staples – 21.25%
Altria Group, Inc.	113,700	6,318,309	2.16%
British American Tobacco PLC – ADR (b)	141,900	5,928,582	2.03%
Colgate-Palmolive Co.	80,100	6,171,705	2.11%
General Mills, Inc.	94,600	6,691,058	2.29%
PepsiCo, Inc.	36,500	6,267,415	2.14%
Philip Morris International, Inc.	63,100	6,310,000	2.16%
The Coca-Cola Co.	98,100	6,338,241	2.16%
The Kraft Heinz Co.	157,900	6,731,277	2.30%
Unilever PLC – ADR (b)	131,800	6,097,068	2.08%
Walgreens Boots Alliance, Inc.	125,400	5,316,960	1.82%
		62,170,615	21.25%

Energy – 20.17%
BP PLC – ADR (b)	199,300	5,723,896	1.96%
Canadian Natural Resources Ltd. (b)	94,900	5,871,463	2.01%
Chevron Corp.	36,075	5,651,870	1.93%
ConocoPhillips	57,800	5,521,056	1.89%
Devon Energy Corp.	96,700	5,625,039	1.92%
EOG Resources, Inc.	48,500	5,662,860	1.93%
Exxon Mobil Corp.	72,310	6,164,428	2.11%
Marathon Petroleum Corp.	74,300	6,483,418	2.21%
Suncor Energy, Inc. (b)	183,000	6,577,020	2.25%
TotalEnergies SE – ADR (b)	118,100	5,752,651	1.96%
		59,033,701	20.17%

Financials – 16.16%
Aflac, Inc.	93,700	5,367,136	1.83%
Citigroup, Inc.	104,300	5,028,303	1.72%
JPMorgan Chase & Co.	42,500	5,072,800	1.73%
Manulife Financial Corp. (b)	288,900	5,650,884	1.93%

The accompanying notes are an integral part of these financial statements.

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6

SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Financials (Continued)
MetLife, Inc.	86,400	$5,674,752	1.94%
Morgan Stanley	64,100	5,165,819	1.77%
Royal Bank of Canada (b)	52,400	5,293,972	1.81%
The Bank of New York Mellon Corp.	113,800	4,786,428	1.64%
The Toronto-Dominion Bank (b)	72,700	5,251,848	1.79%
		47,291,942	16.16%

Health Care – 14.29%
AbbVie, Inc.	37,100	5,449,248	1.86%
Amgen, Inc.	25,100	5,853,069	2.00%
Bristol-Myers Squibb Co.	83,600	6,292,572	2.15%
Gilead Sciences, Inc.	99,600	5,910,264	2.02%
GlaxoSmithKline PLC – ADR (b)	138,700	6,280,336	2.15%
Merck & Co., Inc.	75,100	6,660,619	2.27%
Pfizer, Inc.	109,600	5,378,072	1.84%
		41,824,180	14.29%

Industrials – 3.64%
3M Co.	40,000	5,768,800	1.97%
United Parcel Service, Inc., Class B	27,200	4,895,456	1.67%
		10,664,256	3.64%

Information Technology – 13.36%
Cisco Systems, Inc.	106,100	5,196,778	1.78%
Corning, Inc.	157,200	5,531,868	1.89%
Hewlett Packard Enterprise Co.	348,400	5,368,844	1.83%
HP, Inc.	158,200	5,794,866	1.98%
Intel Corp.	125,300	5,461,827	1.87%
International Business Machines Corp.	46,400	6,134,544	2.10%
Texas Instruments, Inc.	32,900	5,601,225	1.91%
		39,089,952	13.36%

Materials – 2.13%
Dow, Inc.	93,800	6,237,700	2.13%

Total Common Stocks
(Cost $261,165,666)		288,251,071	98.50%

The accompanying notes are an integral part of these financial statements.

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SHORT-TERM INVESTMENTS – 1.36%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 1.36%
First American Government Obligations Fund,
Institutional Class, 0.22% (c)	3,975,097	$3,975,097	1.36%

Total Short-Term Investments
(Cost $3,975,097)		3,975,097	1.36%

Total Investments
(Cost $265,140,763) – 99.86%		292,226,168	99.86%
Other Assets in Excess of Liabilities – 0.14%		405,405	0.14%

TOTAL NET ASSETS – 100.00%		$292,631,573	100.00%

Percentages are stated as a percent of net assets.

ADR – American Depository Receipt
PLC – Public Limited Company
(a)	Non-income-producing security.
(b)	U.S.-traded security of a foreign corporation.
(c)	The rate listed is the fund’s seven-day yield as of April 30, 2022.

Summary of Fair Value Exposure as of April 30, 2022

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2022 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$21,938,725	$—	$—	$21,938,725
Consumer Staples	62,170,615	—	—	62,170,615
Energy	59,033,701	—	—	59,033,701
Financials	47,291,942	—	—	47,291,942
Health Care	41,824,180	—	—	41,824,180
Industrials	10,664,256	—	—	10,664,256
Information Technology	39,089,952	—	—	39,089,952
Materials	6,237,700	—	—	6,237,700
Total Common Stocks	$288,251,071	$—	$—	$288,251,071
Short-Term Investments
Money Market Funds	$3,975,097	$—	$—	$3,975,097
Total Short-Term Investments	$3,975,097	$—	$—	$3,975,097
Total Investments	$292,226,168	$—	$—	$292,226,168

The accompanying notes are an integral part of these financial statements.

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8

SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of April 30, 2022 (Unaudited)

ASSETS:
Investments in securities, at value (cost $265,140,763)	$292,226,168
Dividends and interest receivable	693,483
Dividend tax reclaim receivable	48,220
Receivable for fund shares sold	57,981
Prepaid expenses and other assets	22,459
Total assets	293,048,311

LIABILITIES:
Payable for fund shares redeemed	20,660
Payable to advisor	184,653
Payable to administrator	54,320
Payable to auditor	11,228
Accrued distribution fees	105,719
Accrued service fees	22,989
Accrued trustees fees	4,488
Accrued expenses and other payables	12,681
Total liabilities	416,738
NET ASSETS	$292,631,573

NET ASSETS CONSIST OF:
Capital stock	$241,529,381
Total distributable earnings	51,102,192
Total net assets	$292,631,573

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$270,087,979
Shares issued and outstanding	13,401,127
Net asset value, offering price, and redemption price per share	$20.15

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$22,543,594
Shares issued and outstanding	1,117,501
Net asset value, offering price, and redemption price per share	$20.17

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the six months ended April 30, 2022 (Unaudited)

INVESTMENT INCOME:
Dividend income(1)	$5,413,088
Interest income	1,511
Total investment income	5,414,599

EXPENSES:
Investment advisory fees (See Note 5)	1,037,676
Distribution fees – Investor Class (See Note 5)	200,094
Administration, accounting, custody, and transfer agent fees (See Note 5)	158,085
Service fees – Investor Class (See Note 5)	133,396
Sub-transfer agent expenses – Investor Class (See Note 5)	85,552
Sub-transfer agent expenses – Institutional Class (See Note 5)	4,098
Federal and state registration fees	15,463
Compliance expense (See Note 5)	15,156
Audit fees	11,222
Trustees’ fees and expenses	10,611
Reports to shareholders	6,604
Legal fees	1,707
Other expenses	18,922
Total expenses	1,698,586
NET INVESTMENT INCOME	$3,716,013

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$22,745,803
Net change in unrealized appreciation/depreciation on investments	(6,415,658)
Net gain on investments	16,330,145
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$20,046,158

(1)	Net of foreign taxes withheld and issuance fees of $193,532.

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2022	Year Ended
	(Unaudited)	October 31, 2021
OPERATIONS:
Net investment income	$3,716,013	$5,989,743
Net realized gain on investments	22,745,803	5,839,377
Net change in unrealized
appreciation/depreciation on investments	(6,415,658)	75,931,568
Net increase in net assets resulting from operations	20,046,158	87,760,688

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(12,280,194)	(5,556,028)
Distributable earnings – Institutional Class	(284,427)	(127,258)
Total distributions	(12,564,621)	(5,683,286)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	5,460,363	1,114,552
Proceeds from shares subscribed – Institutional Class	19,824,898	578,755
Dividends reinvested – Investor Class	11,605,966	5,201,166
Dividends reinvested – Institutional Class	250,047	108,613
Cost of shares redeemed – Investor Class	(8,831,654)	(21,989,301)
Cost of shares redeemed – Institutional Class	(2,880,770)	(1,257,956)
Net increase (decrease) in net assets derived
from capital share transactions	25,428,850	(16,244,171)
TOTAL INCREASE IN NET ASSETS	32,910,387	65,833,231

NET ASSETS:
Beginning of period	259,721,186	193,887,955
End of period	$292,631,573	$259,721,186

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	266,780	62,162
Shares sold – Institutional Class	963,080	32,026
Shares issued to holders as reinvestment
of dividends – Investor Class	593,351	331,073
Shares issued to holders as reinvestment
of dividends – Institutional Class	12,767	6,909
Shares redeemed – Investor Class	(438,892)	(1,262,841)
Shares redeemed – Institutional Class	(138,363)	(71,863)
Net increase (decrease) in shares outstanding	1,258,723	(902,534)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2022
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$19.59

Income from investment operations:
Net investment income	0.26	(1)
Net realized and unrealized gains (losses) on investments	1.24
Total from investment operations	1.50

Less distributions:
Dividends from net investment income	(0.51)
Dividends from net realized gains	(0.43)
Total distributions	(0.94)
Net asset value, end of period	$20.15

TOTAL RETURN	7.88	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$270.09
Ratio of expenses to average net assets	1.22	%(3)
Ratio of net investment income to average net assets	2.65	%(3)
Portfolio turnover rate(4)	35	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2021	2020	2019	2018	2017

$13.69	$17.43	$19.29	$21.48	$18.36

0.44 (1)	0.41 (1)	0.47 (1)	0.41	0.45
5.87	(3.01)	0.30	0.35	3.10
6.31	(2.60)	0.77	0.76	3.55

(0.41)	(0.47)	(0.41)	(0.42)	(0.43)
—	(0.67)	(2.22)	(2.53)	—
(0.41)	(1.14)	(2.63)	(2.95)	(0.43)
$19.59	$13.69	$17.43	$19.29	$21.48

46.82%	-16.22%	5.22%	3.64%	19.63%

$254.23	$189.60	$253.95	$266.76	$281.07
1.23%	1.30%	1.23%	1.21%	1.22%
2.43%	2.71%	2.75%	2.21%	2.36%
41%	32%	27%	41%	72%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2022
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$19.63

Income from investment operations:
Net investment income	0.28	(1)
Net realized and unrealized gains (losses) on investments	1.25
Total from investment operations	1.53

Less distributions:
Dividends from net investment income	(0.56)
Dividends from net realized gains	(0.43)
Total distributions	(0.99)
Net asset value, end of period	$20.17

TOTAL RETURN	8.01	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$22.54
Ratio of expenses to average net assets	0.98	%(3)
Ratio of net investment income to average net assets	2.72	%(3)
Portfolio turnover rate(4)	35	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2021	2020	2019	2018	2017

$13.71	$17.45	$19.33	$21.52	$18.40

0.48 (1)	0.44 (1)	0.50 (1)	0.45	0.43
5.88	(3.01)	0.29	0.35	3.18
6.36	(2.57)	0.79	0.80	3.61

(0.44)	(0.49)	(0.45)	(0.46)	(0.49)
—	(0.68)	(2.22)	(2.53)	—
(0.44)	(1.17)	(2.67)	(2.99)	(0.49)
$19.63	$13.71	$17.45	$19.33	$21.52

47.19%	-16.06%	5.37%	3.88%	19.95%

$5.50	$4.29	$6.44	$7.22	$7.40
0.99%	1.08%	1.08%	0.98%	0.97%
2.67%	2.94%	2.92%	2.43%	2.60%
41%	32%	27%	41%	72%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements April 30, 2022 (Unaudited)

1).  ORGANIZATION

The Hennessy Cornerstone Value Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is total return, consisting of capital appreciation and current income. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no

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16

NOTES TO THE FINANCIAL STATEMENTS

tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds are required to comply with Rule 18f-4 by August 19, 2022. The impact, if any, that Rule 18f-4 will have on the availability, liquidity, and performance of derivatives is unclear. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund. When fully implemented, Rule 18f-4 may require changes in how the Fund uses derivatives, adversely affect the Fund’s performance, and increase costs related to the Fund’s use of derivatives.

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In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. Funds must comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain

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NOTES TO THE FINANCIAL STATEMENTS

circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the

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Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2022, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2022, were $110,168,526 and $95,408,218, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2022.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.74%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales

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NOTES TO THE FINANCIAL STATEMENTS

literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”), a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced

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Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2022, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2021, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$226,781,886
Gross tax unrealized appreciation	$43,586,393
Gross tax unrealized depreciation	(10,784,596)
Net tax unrealized appreciation/(depreciation)	$32,801,797
Undistributed ordinary income	$5,163,173
Undistributed long-term capital gains	5,655,685
Total distributable earnings	$10,818,858
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$43,620,655

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2021, the Fund had no tax-basis capital losses to offset future capital gains. During fiscal year 2021, the capital losses utilized by the Fund were $115,751.

Capital losses sustained in or after fiscal year 2012 can be carried forward indefinitely, but any such loss retains the character of the original loss and must be utilized prior to any loss incurred before fiscal year 2012. As a result of this ordering rule, capital loss carryforwards incurred prior to fiscal year 2012 may be more likely to expire unused. Capital losses sustained prior to fiscal year 2012 can be carried forward for eight years and can be carried forward as short-term capital losses regardless of the character of the original loss.

As of October 31, 2021, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2020, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2022 (year to date) and fiscal year 2021, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2022	October 31, 2021
Ordinary income(1)	$6,908,914	$5,683,286
Long-term capital gains	5,655,707	—
Total distributions	$12,564,621	$5,683,286

(1) Ordinary income includes short-term capital gains.

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NOTES TO THE FINANCIAL STATEMENTS

9).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2022, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Expense Example (Unaudited)
April 30, 2022

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2021, through April 30, 2022.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2021	April 30, 2022	During Period(1)
Investor Class
Actual	$1,000.00	$1,078.80	$6.29
Hypothetical (5% return before expenses)	$1,000.00	$1,018.74	$6.11

Institutional Class
Actual	$1,000.00	$1,080.10	$5.05
Hypothetical (5% return before expenses)	$1,000.00	$1,019.93	$4.91

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.22% for Investor Class shares or 0.98% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2021 was 99.50%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign up for eDelivery or elect to receive paper copies as detailed below, you will be notified each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

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26

PROXY VOTING — BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Board Approval of Investment Advisory
Agreement

At its meeting on March 11, 2022, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory agreement. In addition, the Trustees who are not deemed “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory agreement. As part of their discussion, the Independent Trustees confirmed their understanding of the need to have asked about, and received answers to, any matters that they believed are relevant to determining whether to approve the continuation of the advisory agreement.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory agreement. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory agreement and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q;

(4)	A summary of the advisory agreement;

(5)	A recent Fund fact sheet, which included, among other things, Fund performance over various periods;

(6)	A description of the range of services provided by the Advisor;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund; and

(8)	A memorandum from the Advisor regarding economies of scale.

The Trustees reviewed and discussed all of the information provided by the Advisor. Following this review, and further discussion with the Advisor, the Trustees concluded that the information provided before and at the meeting addressed all of the relevant matters that they wanted to consider in assessing the performance of the Funds and the performance of the Advisor under the advisory agreement, and that said information provided them with a fulsome understanding of the advisory agreement and the services provided by the Advisor.

All of the factors discussed were considered as a whole by the Trustees, as well as by the Independent Trustees meeting in executive session. The Trustees viewed the relevant factors in their totality, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory agreement. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on

HENNESSY FUNDS	1-800-966-4354
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their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the advisory agreement, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor from serving as an investment advisor to the Fund (other than the advisory fee).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review and an assessment of the Advisor’s performance, the Trustees concluded that the Advisor provides high-quality services to the Fund, and they noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor acts as the portfolio manager for the Fund. In this capacity, the Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio;

(iii)	manages the use of soft dollars for the Fund; and

(iv)	manages proxy voting for the Fund.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of each Fund.

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Fund’s service providers (including their codes of ethics, as appropriate), conducts on-site visits to the Fund’s service providers, as feasible, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(f)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(g)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

(h)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(i)	For each annual report of the Fund, the Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

(j)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allow customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(k)
The Advisor pays the incentive compensation of the Fund’s compliance officers and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(l)	The Advisor provides a quarterly compliance certification to the Board.

(m)	The Advisor prepares or reviews all Board materials, presents to and leads discussions with the Board, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees compared the performance of the Fund to benchmark indices over various periods and noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor manages the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted the continuation of the advisory agreement.

(3)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within a reasonable range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory agreement.

(4)
The Trustees also considered whether the Advisor was realizing economies of scale that should be shared with the Fund’s shareholders. The Trustees noted that the majority of expenses incurred to manage the Fund are variable

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asset-based fees, so the Advisor does not realize material economies of scale relating to these expenses as the assets of the Fund increase. For example, third-party platform fees increase as the Fund’s assets grow.

(5)
The Trustees considered the profitability of the Advisor, including the impact of mutual fund platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(6)	The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees and concluded that this was beneficial to the Fund and its shareholders.

(7)
The Trustees considered any benefits to the Advisor from serving as an advisor to the Fund (other than the advisory fee). The Trustees noted that the Advisor may derive ancillary benefits from, by way of example, its association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor from its relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ finding that the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s own efforts in the performance of its duties under the advisory agreement.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory agreement.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
J. Dennis DeSousa
Robert T. Doyle
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2022

HENNESSY TOTAL RETURN FUND

Investor Class  HDOGX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Statement of Cash Flows	12
Financial Highlights	14
Notes to the Financial Statements	16
Expense Example	24
Proxy Voting Policy and Proxy Voting Records	25
Availability of Quarterly Portfolio Schedule	25
Federal Tax Distribution Information	25
Important Notice Regarding Delivery of Shareholder Documents	25
Electronic Delivery	25
Board Approval of Investment Advisory Agreement	26

HENNESSY FUNDS	1-800-966-4354

May 2022

Dear Hennessy Funds Shareholder:

We’d like to start our semi-annual letter with a pause. At the end of 2021, we looked forward to a new year – a potentially calmer year – having come through almost two full years of the coronavirus pandemic. As people, we were aware our lives had changed, but we hoped for a better 2022; as investors, we were aware that the economy was strong and employment was robust, yet challenges loomed, including inflation, supply chain disruptions, and tightening monetary policy; as employees, students, and family members, we recognized much was different, but we sought a return to what’s familiar. What we didn’t know was that a world leader who controls one of the largest militaries on the planet was about to start one of the worst atrocities in Europe since World War II. Our thoughts are with the Ukrainian people, and our hope is for this unjustified, senseless human tragedy to end quickly.

The equity market started 2022 on a high note, with the S&P 500® Index hitting an all-time high on the first trading day of the year. This turned out to be the last hurrah for a market that saw a continuous march higher in 2021, having hit 70 new all-time highs, with a new all-time high being recorded on average every three and a half days. Concerns in the market then coalesced and overpowered bullish sentiment, and the market has spiraled lower throughout 2022. Factors that drove the market lower include: tightening monetary policy as the Federal Reserve has begun raising rates and has announced plans for shrinking its $8.5 trillion asset portfolio; inflation, higher energy costs, and their effects on the domestic and global economies; continued supply chain disruptions; investors’ indiscriminate liquidation of broad-based ETFs and index funds and the detrimental effect on equities; and the near-term and long-term global implications of the Russian invasion of Ukraine.

While markets are adjusting, many positive conditions remain intact. Corporate balance sheets and profits remain strong, GDP growth remains positive, the consumer continues to show resilience in the face of rising prices, cash is abundant both at the corporate and household levels, unemployment is exceptionally low, and our financial system remains healthy. Markets are also experiencing a change in leadership, as value stocks have been outperforming growth stocks, and traditionally defensive sectors such as Utilities and Consumer Staples have been outperforming the broader market. Finally, the Energy sector has soared in 2022, as companies reap the benefits of dramatically higher oil and natural gas prices, and shareholders are rewarded with significantly higher dividends, aggressive buybacks, and higher stock prices after many years of underperformance for the sector.

With history as our guide, we are hopeful that eventually the market may bottom and head higher again. Since the financial crisis of 2008, we have experienced many corrections and many recoveries to new highs. The Dow Jones Industrial Average has dropped over 10% eight times, including the current drop, for a median decline of 14.00%, and on average, it took 45 trading days to drop from peak to trough and 127 trading days to return to the previous peak. Since the current drop has taken longer to go from peak to its recent trough, it may take some time for a recovery in prices to truly take hold.

On a positive note, valuations have come in, and many stocks have become more attractive, especially for longer-term investors. We note, however, that the concept of “historically cheap stocks” does not, on its own, move the market higher. Rather, it is

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2

LETTER TO SHAREHOLDERS

overall capitulation and improving fundamentals that could bring buyers back into the market and reverse any bearish trends. Investors need to see improving company earnings, retreating inflationary trends, a measured pace of interest rate increases globally that does not cause significant economic contraction, hope for a more peaceful and orderly world economic system unconstrained by supply bottlenecks and other hindrances to global trade, and, most importantly, a subsidence of the deleterious effects of the coronavirus pandemic. While that may seem like a “tall order,” we believe that patient investing, focusing on value, quality, and downside risk mitigation, works well over the longer term.

During this tumultuous period, performance of the majority of the Hennessy Funds has been relatively strong when compared to the overall market as well as to our benchmarks. During the six months ended April 30, 2022, the Dow Jones Industrial Average, the S&P 500® Index, and the NASDAQ Composite Index dropped 7.05%, 9.65%, and 20.15%, respectively, on a total return basis. During this period when these three major indices saw significant declines, we were pleased that seven of our 16 Funds posted positive total returns, 10 of our 14 domestic Funds outperformed the S&P 500® Index, and over half of our active funds outperformed their primary benchmarks.

We thank you, our shareholders, for your continued interest in our family of Funds. We are grateful for the trust you put in us, and we will continue to strive to manage our portfolios for long-term performance, ever mindful of downside risk. While volatility and uncertainty may impact the markets in the short-term, we encourage investors to stay the course, maintain a diversified portfolio, and keep a long-term perspective. If you have any questions or would like to speak with us, please don’t hesitate to call us directly at (800) 966-4354. In closing, we would also like to thank all of the healthcare and frontline workers that have worked – and still work – tirelessly throughout the coronavirus pandemic.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The NASDAQ Composite Index comprises all common stocks listed on The NASDAQ Stock Market and is commonly used to measure the performance of technology-related stocks. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

Please refer to the Performance Overview section for more detailed performance information.

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Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2022

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Total Return
Fund (HDOGX)	3.17%	3.40%	5.74%	6.94%
75/25 Blended DJIA/Treasury Index	-5.24%	-0.45%	9.43%	9.39%
Dow Jones Industrial Average	-7.05%	-0.82%	11.96%	12.20%

Expense ratio: 1.35%

(1)	Periods of less than one year are not annualized.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The 75/25 Blended DJIA/Treasury Index consists of 75% common stocks represented by the Dow Jones Industrial Average and 25% short-duration Treasury securities represented by the ICE BofAML U.S. 3-Month Treasury Bill Index, which comprises U.S. Treasury securities maturing in three months. The Dow Jones Industrial Average is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange or The Nasdaq Stock Market LLC. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

The expense ratio presented is from the most recent prospectus. The expense ratio for the current reporting period is available in the Financial Highlights section of this report.

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4

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2022 (Unaudited)

HENNESSY TOTAL RETURN FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
U.S. Treasury Bill, 0.785%, 07/14/2022	27.96%
U.S. Treasury Bill, 0.290%, 05/12/2022	22.40%
U.S. Treasury Bill, 0.450%, 06/16/2022	22.40%
Chevron Corp.	9.04%
Dow, Inc.	7.83%
Merck & Co., Inc.	7.70%
The Coca-Cola Co.	7.51%
Amgen, Inc.	7.36%
International Business Machines Corp.	7.18%
Verizon Communications, Inc.	6.10%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354
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COMMON STOCKS – 69.80%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 6.10%
Verizon Communications, Inc.	70,600	$3,268,780	6.10%

Consumer Staples – 13.27%
The Coca-Cola Co.	62,200	4,018,742	7.51%
Walgreens Boots Alliance, Inc.	72,800	3,086,720	5.76%
		7,105,462	13.27%

Energy – 9.04%
Chevron Corp.	30,900	4,841,103	9.04%

Financials – 2.34%
JPMorgan Chase & Co.	10,500	1,253,280	2.34%

Health Care – 15.06%
Amgen, Inc.	16,900	3,940,911	7.36%
Merck & Co., Inc.	46,500	4,124,085	7.70%
		8,064,996	15.06%

Industrials – 5.60%
3M Co.	20,800	2,999,776	5.60%

Information Technology – 10.56%
Cisco Systems, Inc.	1,900	93,062	0.18%
Intel Corp.	39,300	1,713,087	3.20%
International Business Machines Corp.	29,100	3,847,311	7.18%
		5,653,460	10.56%

Materials – 7.83%
Dow, Inc.	63,100	4,196,150	7.83%

Total Common Stocks
(Cost $33,461,395)		37,383,007	69.80%

The accompanying notes are an integral part of these financial statements.

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6

SCHEDULE OF INVESTMENTS

SHORT-TERM INVESTMENTS – 73.95%	Number of Shares/		% of
	Par Amount	Value	Net Assets
Money Market Funds – 1.19%
First American Government Obligations Fund,
Institutional Class, 0.22% (a)	635,946	$635,946	1.19%

U.S. Treasury Bills – 72.76%
0.290%, 05/12/2022 (b)(c)	12,000,000	11,998,937	22.40%
0.450%, 06/16/2022 (b)(c)	12,000,000	11,994,480	22.40%
0.785%, 07/14/2022 (b)(c)	15,000,000	14,976,457	27.96%
		38,969,874	72.76%

Total Short-Term Investments
(Cost $39,607,009)		39,605,820	73.95%

Total Investments
(Cost $73,068,404) – 143.75%		76,988,827	143.75%
Liabilities in Excess of Other Assets – (43.75)%		(23,432,104)	(43.75)%

TOTAL NET ASSETS – 100.00%		$53,556,723	100.00%

Percentages are stated as a percent of net assets.

(a)	The rate listed is the fund’s seven-day yield as of April 30, 2022.
(b)	The rate listed is the discount rate at issue.
(c)	All or a portion of this security is pledged as collateral for securities sold subject to repurchase. The aggregate fair value of the collateral is $25,979,918.

Summary of Fair Value Exposure as of April 30, 2022

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2022 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$3,268,780	$—	$—	$3,268,780
Consumer Staples	7,105,462	—	—	7,105,462
Energy	4,841,103	—	—	4,841,103
Financials	1,253,280	—	—	1,253,280
Health Care	8,064,996	—	—	8,064,996
Industrials	2,999,776	—	—	2,999,776
Information Technology	5,653,460	—	—	5,653,460
Materials	4,196,150	—	—	4,196,150
Total Common Stocks	$37,383,007	$—	$—	$37,383,007
Short-Term Investments
Money Market Funds	$635,946	$—	$—	$635,946
U.S. Treasury Bills	—	38,969,874	—	38,969,874
Total Short-Term Investments	$635,946	$38,969,874	$—	$39,605,820
Total Investments	$38,018,953	$38,969,874	$—	$76,988,827

The accompanying notes are an integral part of these financial statements.

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Schedule of Reverse Repurchase Agreements

			Principal		Maturity
Face Value	Counterparty	Rate	Trade Date	Maturity Date	Amount
$7,196,000	Jefferies LLC	0.45%	02/10/22	05/12/22	$7,204,096
7,196,000	Jefferies LLC	0.70%	03/17/22	06/16/22	7,208,593
8,995,000	Jefferies LLC	0.95%	04/14/22	07/14/22	9,016,363
$23,387,000					$23,429,052

As of April 30, 2022, the fair value of securities held as collateral for reverse repurchase agreements was $25,979,918, as noted on the Schedule of Investments.

Reverse repurchase agreements are not included in the fair value hierarchy because they are carried at face value.  Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. The face value of the reverse repurchase agreements as of April 30, 2022, was $23,387,000. The face value plus interest due at maturity is equal to $23,429,052.

The accompanying notes are an integral part of these financial statements.

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8

SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of April 30, 2022 (Unaudited)

ASSETS:
Investments in securities, at value (cost $73,068,404)	$76,988,827
Dividends and interest receivable	55,792
Receivable for fund shares sold	420
Prepaid expenses and other assets	9,440
Total assets	77,054,479

LIABILITIES:
Payable to advisor	27,031
Payable to administrator	11,221
Payable to auditor	11,228
Accrued distribution fees	28,983
Accrued service fees	4,505
Reverse repurchase agreements	23,387,000
Accrued interest payable	17,061
Accrued trustees fees	5,948
Accrued expenses and other payables	4,779
Total liabilities	23,497,756
NET ASSETS	$53,556,723

NET ASSETS CONSISTS OF:
Capital stock	$46,802,079
Total distributable earnings	6,754,644
Total net assets	$53,556,723

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$53,556,723
Shares issued and outstanding	3,859,948
Net asset value, offering price, and redemption price per share	$13.87

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
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Financial Statements

Statement of Operations for the six months ended April 30, 2022 (Unaudited)

INVESTMENT INCOME:
Dividend income	$712,102
Interest income	26,174
Total investment income	738,276

EXPENSES:
Investment advisory fees (See Note 5)	161,623
Distribution fees – Investor Class (See Note 5)	40,406
Interest expense (See Notes 7 and 9)	38,429
Administration, accounting, custody, and transfer agent fees (See Note 5)	35,110
Service fees – Investor Class (See Note 5)	26,937
Sub-transfer agent expenses – Investor Class (See Note 5)	16,162
Compliance expense (See Note 5)	15,156
Audit fees	11,222
Federal and state registration fees	10,126
Trustees’ fees and expenses	8,766
Reports to shareholders	4,070
Legal fees	357
Other expenses	4,598
Total expenses	372,962
NET INVESTMENT INCOME	$365,314

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$3,139,523
Net change in unrealized appreciation/depreciation on investments	(1,778,144)
Net gain on investments	1,361,379
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,726,693

The accompanying notes are an integral part of these financial statements.

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10

STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2022	Year Ended
	(Unaudited)	October 31, 2021
OPERATIONS:
Net investment income	$365,314	$843,922
Net realized gain (loss) on investments	3,139,523	(185,169)
Net change in unrealized
appreciation/depreciation on investments	(1,778,144)	9,981,646
Net increase in net assets resulting from operations	1,726,693	10,640,399

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(387,098)	(3,994,715)
Total distributions	(387,098)	(3,994,715)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	381,648	575,745
Dividends reinvested – Investor Class	367,698	3,786,662
Cost of shares redeemed – Investor Class	(2,984,784)	(7,221,451)
Net decrease in net assets derived
from capital share transactions	(2,235,438)	(2,859,044)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(895,843)	3,786,640

NET ASSETS:
Beginning of period	54,452,566	50,665,926
End of period	$53,556,723	$54,452,566

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	27,122	43,131
Shares issued to holders as reinvestment
of dividends – Investor Class	26,243	294,662
Shares redeemed – Investor Class	(215,853)	(548,584)
Net decrease in shares outstanding	(162,488)	(210,791)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Cash Flows for the six months ended April 30, 2022 (Unaudited)

Cash flows from operating activities:
Net increase in net assets from operations	$1,726,693
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Payments to purchase securities	(7,131,584)
Proceeds from sale of securities	9,183,542
Net sale of short term investments	(1,550,046)
Realized gain on investments in securities	(3,139,523)
Net accretion of discount on securities	(25,862)
Change in unrealized appreciation/depreciation
on investments in securities	1,778,144
(Increases) decreases in operating assets:
Increase in dividends and interest receivable	(2,446)
Decrease in prepaid expenses and other assets	1,675
Increases (decreases) in operating liabilities:
Decrease in payable to advisor	(813)
Decrease in payable to administrator	(6,949)
Decrease in payable for distribution fees	(3,652)
Decrease in payable for service fees	(135)
Increase in accrued interest payable	12,014
Decrease in accrued audit fees	(11,328)
Decrease in accrued trustee fees	(655)
Decrease in other accrued expenses and payables	(5,105)
Net cash used in operating securities	823,970

Cash flows from financing activities:
Increase in reverse repurchase agreements	1,799,000
Proceeds on shares sold	381,264
Payment on shares redeemed	(2,984,834)
Distributions paid in cash, net of reinvestments	(19,400)
Net cash provided by financing activities	(823,970)
Net increase in cash	—

Cash:
Beginning balance	—
Ending balance	$—

Supplemental information:
Non-cash financing activities not included herein, consisting
of dividend reinvestment of dividends and distributions	$367,698

Cash paid for interest	$26,415

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF CASH FLOWS

(This Page Intentionally Left Blank.)

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2022
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$13.54

Income from investment operations:
Net investment income	0.09	(1)
Net realized and unrealized gains (losses) on investments	0.34
Total from investment operations	0.43

Less distributions:
Dividends from net investment income	(0.10)
Dividends from net realized gains	—
Total distributions	(0.10)
Net asset value, end of period	$13.87

TOTAL RETURN	3.17	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$53.56
Ratio of expenses, including interest expense, to average net assets	1.38	%(3)
Ratio of net investment income to average net assets	1.36	%(3)
Portfolio turnover rate	19	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.

The accompanying notes are an integral part of these financial statements.

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14

FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2021	2020	2019	2018	2017

$11.97	$13.98	$13.57	$14.66	$13.84

0.20 (1)	0.27 (1)	0.24 (1)	0.23	0.20
2.33	(1.99)	0.81	0.43	1.48
2.53	(1.72)	1.05	0.66	1.68

(0.20)	(0.29)	(0.24)	(0.23)	(0.20)
(0.76)	—	(0.40)	(1.52)	(0.66)
(0.96)	(0.29)	(0.64)	(1.75)	(0.86)
$13.54	$11.97	$13.98	$13.57	$14.66

21.72%	-12.36%	7.93%	4.92%	12.56%

$54.45	$50.67	$72.94	$71.60	$77.75
1.35%	1.73%	2.31%	1.95%	1.57%
1.52%	2.05%	1.74%	1.67%	1.38%
19%	39%	30%	10%	36%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements April 30, 2022 (Unaudited)

1).  ORGANIZATION

The Hennessy Total Return Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is total return, consisting of capital appreciation and current income. The Fund is a non-diversified fund and offers Investor Class shares.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis.

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NOTES TO THE FINANCIAL STATEMENTS

Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid at the end of each calendar quarter. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Reverse Repurchase Agreements – Transactions involving reverse repurchase agreements are treated as collateralized financing transactions and are recorded at their contracted resell or repurchase amounts, which approximates fair value. Upon entering into a reverse repurchase agreement transaction, the Fund establishes a segregated account in which it maintains liquid assets in an amount at least equal to the repurchase price marked to market daily (including accrued interest), and the Fund subsequently monitors the account to ensure that it maintains such equivalent value. Interest on reverse repurchase agreements is included in interest payable.

As of April 30, 2022, securities with a fair value of $25,979,918, which are included in investments in securities in the Statement of Assets and Liabilities, were pledged to collateralize reverse repurchase agreements.

j).
Offsetting Assets and Liabilities – The Fund follows the financial reporting rules regarding offsetting assets and liabilities and related netting arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (“MRAs”) that permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables under the MRA with collateral held with the counterparty and create one single net payment from the Fund. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed. In the event the buyer of securities under an MRA files for bankruptcy or becomes insolvent, the

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Fund’s use of the proceeds of the MRA may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities. For additional information regarding the offsetting of assets and liabilities as of April 30, 2022, please refer to the table in Note 9.

k).
Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds are required to comply with Rule 18f-4 by August 19, 2022. The impact, if any, that Rule 18f-4 will have on the availability, liquidity, and performance of derivatives is unclear. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund. When fully implemented, Rule 18f-4 may require changes in how the Fund uses derivatives, adversely affect the Fund’s performance, and increase costs related to the Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. Funds must comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

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NOTES TO THE FINANCIAL STATEMENTS

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

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The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2022, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2022, were $7,131,584 and $9,183,542, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2022.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.60%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund. The shareholder service fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These

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NOTES TO THE FINANCIAL STATEMENTS

shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”), a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2022, the Fund did not have any borrowings outstanding under the line of credit.

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8).  FEDERAL TAX INFORMATION

As of October 31, 2021, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$70,431,450
Gross tax unrealized appreciation	$6,894,601
Gross tax unrealized depreciation	(1,222,553)
Net tax unrealized appreciation/(depreciation)	$5,672,048
Undistributed ordinary income	$20,834
Undistributed long-term capital gains	—
Total distributable earnings	$20,834
Other accumulated gain/(loss)	$(277,833)
Total accumulated gain/(loss)	$5,415,049

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2021, the Fund had $277,833 in unlimited long-term capital loss carryforwards.

Capital losses sustained in or after fiscal year 2012 can be carried forward indefinitely, but any such loss retains the character of the original loss and must be utilized prior to any loss incurred before fiscal year 2012. As a result of this ordering rule, capital loss carryforwards incurred prior to fiscal year 2012 may be more likely to expire unused. Capital losses sustained prior to fiscal year 2012 can be carried forward for eight years and can be carried forward as short-term capital losses regardless of the character of the original loss.

As of October 31, 2021, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2020, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2022 (year to date) and fiscal year 2021, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2022	October 31, 2021
Ordinary income(1)	$387,098	$844,427
Long-term capital gains	—	3,150,288
Total distributions	$387,098	$3,994,715

(1) Ordinary income includes short-term capital gains.

9).  REVERSE REPURCHASE AGREEMENTS

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed date and price. Reverse repurchase agreements are regarded as a form of secured borrowing by the Fund. Securities sold under reverse repurchase agreements are reflected as a liability in the Statement of Assets and Liabilities. Interest payments made under reverse repurchase agreements during the six months ended April 30, 2022, totaled $38,429 and are recorded as a component of interest expense in the Statement of Operations.

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NOTES TO THE FINANCIAL STATEMENTS

During the six months ended April 30, 2022, the average daily balance and average interest rate in effect for reverse repurchase agreements were $22,939,735 and 0.33%, respectively. Below is information about the scheduled maturity date, amount, and interest rate for outstanding reverse repurchase agreements as of April 30, 2022:

Maturity Date	Amount	Interest Rate
May 12, 2022	$7,196,000	0.45%
June 16, 2022	$7,196,000	0.70%
July 14, 2022	$8,995,000	0.95%

Outstanding reverse repurchase agreements as of April 30, 2022, comprised 43.67% of the Fund’s net assets.

Below is information about reverse repurchase agreements eligible for offset in the Statement of Assets and Liabilities, on both a gross and net basis:

	Gross	Net	Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Amounts	Amounts
	Offset	Presented
Gross	in the	in the
Amounts of	Statement of	Statement of		Collateral
Recognized	Assets and	Assets and	Financial	Pledged	Net
Liabilities	Liabilities	Liabilities	Instruments	(Received)	Amount
$23,387,000	$—	$23,387,000	$23,387,000	$—	$—
$23,387,000	$—	$23,387,000	$23,387,000	$—	$—

For additional information, please refer to the “Offsetting Assets and Liabilities” section in Note 2.

10).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2022, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Expense Example (Unaudited)
April 30, 2022

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2021, through April 30, 2022.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The example below includes, but is not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2021	April 30, 2022	During Period(1)
Investor Class
Actual	$1,000.00	$1,031.70	$6.95
Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$6.90

(1)	Expenses are equal to the Fund’s annualized expense ratio of 1.38%, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the half-year period).

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EXPENSE EXAMPLE — ELECTRONIC DELIVERY

How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2021 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign up for eDelivery or elect to receive paper copies as detailed below, you will be notified each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

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HENNESSY FUNDS	1-800-966-4354
25

Board Approval of Investment Advisory
Agreement

At its meeting on March 11, 2022, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory agreement. In addition, the Trustees who are not deemed “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory agreement. As part of their discussion, the Independent Trustees confirmed their understanding of the need to have asked about, and received answers to, any matters that they believed are relevant to determining whether to approve the continuation of the advisory agreement.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory agreement. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory agreement and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q;

(4)	A summary of the advisory agreement;

(5)	A recent Fund fact sheet, which included, among other things, Fund performance over various periods;

(6)	A description of the range of services provided by the Advisor;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund; and

(8)	A memorandum from the Advisor regarding economies of scale.

The Trustees reviewed and discussed all of the information provided by the Advisor. Following this review, and further discussion with the Advisor, the Trustees concluded that the information provided before and at the meeting addressed all of the relevant matters that they wanted to consider in assessing the performance of the Funds and the performance of the Advisor under the advisory agreement, and that said information provided them with a fulsome understanding of the advisory agreement and the services provided by the Advisor.

All of the factors discussed were considered as a whole by the Trustees, as well as by the Independent Trustees meeting in executive session. The Trustees viewed the relevant factors in their totality, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory agreement. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in

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26

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the advisory agreement, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor from serving as an investment advisor to the Fund (other than the advisory fee).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review and an assessment of the Advisor’s performance, the Trustees concluded that the Advisor provides high-quality services to the Fund, and they noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor acts as the portfolio manager for the Fund. In this capacity, the Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio;

(iii)	manages the use of soft dollars for the Fund; and

(iv)	manages proxy voting for the Fund.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of each Fund.

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Fund’s service providers (including their codes of ethics, as appropriate), conducts on-site visits to the Fund’s service providers, as feasible, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

HENNESSY FUNDS	1-800-966-4354
27

(f)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(g)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

(h)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(i)	For each annual report of the Fund, the Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

(j)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allow customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(k)
The Advisor pays the incentive compensation of the Fund’s compliance officers and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(l)	The Advisor provides a quarterly compliance certification to the Board.

(m)	The Advisor prepares or reviews all Board materials, presents to and leads discussions with the Board, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees compared the performance of the Fund to benchmark indices over various periods and noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor manages the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted the continuation of the advisory agreement.

(3)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within a reasonable range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory agreement.

(4)
The Trustees also considered whether the Advisor was realizing economies of scale that should be shared with the Fund’s shareholders. The Trustees noted that the majority of expenses incurred to manage the Fund are variable

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28

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

asset-based fees, so the Advisor does not realize material economies of scale relating to these expenses as the assets of the Fund increase. For example, third-party platform fees increase as the Fund’s assets grow.

(5)
The Trustees considered the profitability of the Advisor, including the impact of mutual fund platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(6)	The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees and concluded that this was beneficial to the Fund and its shareholders.

(7)
The Trustees considered any benefits to the Advisor from serving as an advisor to the Fund (other than the advisory fee). The Trustees noted that the Advisor may derive ancillary benefits from, by way of example, its association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor from its relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ finding that the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s own efforts in the performance of its duties under the advisory agreement.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory agreement.

HENNESSY FUNDS	1-800-966-4354
29

For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
J. Dennis DeSousa
Robert T. Doyle
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2022

HENNESSY EQUITY AND INCOME FUND

Investor Class  HEIFX
Institutional Class  HEIIX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	15
Statement of Operations	16
Statements of Changes in Net Assets	17
Financial Highlights	18
Notes to the Financial Statements	22
Expense Example	30
Proxy Voting Policy and Proxy Voting Records	32
Availability of Quarterly Portfolio Schedule	32
Federal Tax Distribution Information	32
Important Notice Regarding Delivery of Shareholder Documents	32
Electronic Delivery	32
Board Approval of Investment Advisory Agreements	33

HENNESSY FUNDS	1-800-966-4354

May 2022

Dear Hennessy Funds Shareholder:

We’d like to start our semi-annual letter with a pause. At the end of 2021, we looked forward to a new year – a potentially calmer year – having come through almost two full years of the coronavirus pandemic. As people, we were aware our lives had changed, but we hoped for a better 2022; as investors, we were aware that the economy was strong and employment was robust, yet challenges loomed, including inflation, supply chain disruptions, and tightening monetary policy; as employees, students, and family members, we recognized much was different, but we sought a return to what’s familiar. What we didn’t know was that a world leader who controls one of the largest militaries on the planet was about to start one of the worst atrocities in Europe since World War II. Our thoughts are with the Ukrainian people, and our hope is for this unjustified, senseless human tragedy to end quickly.

The equity market started 2022 on a high note, with the S&P 500® Index hitting an all-time high on the first trading day of the year. This turned out to be the last hurrah for a market that saw a continuous march higher in 2021, having hit 70 new all-time highs, with a new all-time high being recorded on average every three and a half days. Concerns in the market then coalesced and overpowered bullish sentiment, and the market has spiraled lower throughout 2022. Factors that drove the market lower include: tightening monetary policy as the Federal Reserve has begun raising rates and has announced plans for shrinking its $8.5 trillion asset portfolio; inflation, higher energy costs, and their effects on the domestic and global economies; continued supply chain disruptions; investors’ indiscriminate liquidation of broad-based ETFs and index funds and the detrimental effect on equities; and the near-term and long-term global implications of the Russian invasion of Ukraine.

While markets are adjusting, many positive conditions remain intact. Corporate balance sheets and profits remain strong, GDP growth remains positive, the consumer continues to show resilience in the face of rising prices, cash is abundant both at the corporate and household levels, unemployment is exceptionally low, and our financial system remains healthy. Markets are also experiencing a change in leadership, as value stocks have been outperforming growth stocks, and traditionally defensive sectors such as Utilities and Consumer Staples have been outperforming the broader market. Finally, the Energy sector has soared in 2022, as companies reap the benefits of dramatically higher oil and natural gas prices, and shareholders are rewarded with significantly higher dividends, aggressive buybacks, and higher stock prices after many years of underperformance for the sector.

With history as our guide, we are hopeful that eventually the market may bottom and head higher again. Since the financial crisis of 2008, we have experienced many corrections and many recoveries to new highs. The Dow Jones Industrial Average has dropped over 10% eight times, including the current drop, for a median decline of 14.00%, and on average, it took 45 trading days to drop from peak to trough and 127 trading days to return to the previous peak. Since the current drop has taken longer to go from peak to its recent trough, it may take some time for a recovery in prices to truly take hold.

On a positive note, valuations have come in, and many stocks have become more attractive, especially for longer-term investors. We note, however, that the concept of “historically cheap stocks” does not, on its own, move the market higher. Rather, it is

WWW.HENNESSYFUNDS.COM

LETTER TO SHAREHOLDERS

overall capitulation and improving fundamentals that could bring buyers back into the market and reverse any bearish trends. Investors need to see improving company earnings, retreating inflationary trends, a measured pace of interest rate increases globally that does not cause significant economic contraction, hope for a more peaceful and orderly world economic system unconstrained by supply bottlenecks and other hindrances to global trade, and, most importantly, a subsidence of the deleterious effects of the coronavirus pandemic. While that may seem like a “tall order,” we believe that patient investing, focusing on value, quality, and downside risk mitigation, works well over the longer term.

During this tumultuous period, performance of the majority of the Hennessy Funds has been relatively strong when compared to the overall market as well as to our benchmarks. During the six months ended April 30, 2022, the Dow Jones Industrial Average, the S&P 500® Index, and the NASDAQ Composite Index dropped 7.05%, 9.65%, and 20.15%, respectively, on a total return basis. During this period when these three major indices saw significant declines, we were pleased that seven of our 16 Funds posted positive total returns, 10 of our 14 domestic Funds outperformed the S&P 500® Index, and over half of our active funds outperformed their primary benchmarks.

We thank you, our shareholders, for your continued interest in our family of Funds. We are grateful for the trust you put in us, and we will continue to strive to manage our portfolios for long-term performance, ever mindful of downside risk. While volatility and uncertainty may impact the markets in the short-term, we encourage investors to stay the course, maintain a diversified portfolio, and keep a long-term perspective. If you have any questions or would like to speak with us, please don’t hesitate to call us directly at (800) 966-4354. In closing, we would also like to thank all of the healthcare and frontline workers that have worked – and still work – tirelessly throughout the coronavirus pandemic.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The NASDAQ Composite Index comprises all common stocks listed on The NASDAQ Stock Market and is commonly used to measure the performance of technology-related stocks. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

Please refer to the Performance Overview section for more detailed performance information.

HENNESSY FUNDS	1-800-966-4354

Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2022

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Equity and Income Fund –
Investor Class (HEIFX)	-8.20%	-5.37%	6.31%	6.68%
Hennessy Equity and Income Fund –
Institutional Class (HEIIX)	-8.00%	-4.98%	6.72%	7.06%
S&P 500® Index	-9.65%	0.21%	13.66%	13.67%

Expense ratios: 1.56% (Investor Class); 1.19% (Institutional Class)

(1)	Periods of less than one year are not annualized.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods including or prior to October 26, 2012, is that of the FBR Balanced Fund.

The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. This index is used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

WWW.HENNESSYFUNDS.COM

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2022 (Unaudited)

HENNESSY EQUITY AND INCOME FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Berkshire Hathaway, Inc., Class B	4.86%
Apple, Inc.	4.53%
Alphabet, Inc., Class C	3.82%
BlackRock, Inc.	2.84%
Altria Group, Inc.	2.74%
The Charles Schwab Corp.	2.67%
O’Reilly Automotive, Inc.	2.65%
Visa, Inc., Class A	2.59%
Martin Marietta Materials, Inc.	2.52%
Texas Instruments, Inc.	2.52%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354

COMMON STOCKS – 64.03%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 7.40%
Alphabet, Inc., Class C (a)	1,676	$3,853,677	3.82%
Meta Platforms, Inc. (a)	10,758	2,156,656	2.14%
Verizon Communications, Inc.	31,248	1,446,782	1.44%
		7,457,115	7.40%

Consumer Discretionary – 7.98%
CarMax, Inc. (a)	17,360	1,489,141	1.48%
Lowe’s Companies, Inc.	7,081	1,400,126	1.39%
O’Reilly Automotive, Inc. (a)	4,406	2,672,459	2.65%
The Home Depot, Inc.	8,264	2,482,506	2.46%
		8,044,232	7.98%

Consumer Staples – 7.34%
Altria Group, Inc.	49,702	2,761,940	2.74%
Church & Dwight Co., Inc.	23,052	2,248,953	2.23%
Nestlé S.A. – ADR (b)	18,526	2,383,185	2.37%
		7,394,078	7.34%

Energy – 0.16%
Enbridge, Inc. (b)	925	40,367	0.04%
Kinder Morgan, Inc.	2,200	39,930	0.04%
Targa Resources Corp.	550	40,376	0.04%
The Williams Companies, Inc.	1,225	42,005	0.04%
		162,678	0.16%

Financials – 12.37%
Berkshire Hathaway, Inc., Class B (a)	15,157	4,893,134	4.86%
BlackRock, Inc.	4,580	2,861,034	2.84%
The Charles Schwab Corp.	40,641	2,695,718	2.67%
The Progressive Corp.	18,769	2,015,040	2.00%
		12,464,926	12.37%

Health Care – 3.76%
Johnson & Johnson	11,442	2,064,823	2.05%
Pfizer, Inc.	35,151	1,724,860	1.71%
		3,789,683	3.76%

Industrials – 6.06%
FedEx Corp.	9,814	1,950,434	1.94%
Norfolk Southern Corp.	9,810	2,529,803	2.51%
Old Dominion Freight Line, Inc.	5,798	1,624,136	1.61%
		6,104,373	6.06%

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Information Technology – 13.17%
Apple, Inc.	28,983	$4,569,170	4.53%
Cisco Systems, Inc.	32,441	1,588,960	1.58%
Fiserv, Inc. (a)	20,076	1,965,842	1.95%
Texas Instruments, Inc.	14,890	2,535,023	2.52%
Visa, Inc., Class A	12,263	2,613,613	2.59%
		13,272,608	13.17%

Materials – 5.79%
Air Products and Chemicals, Inc.	7,153	1,674,303	1.66%
Martin Marietta Materials, Inc.	7,187	2,545,779	2.52%
NewMarket Corp.	4,987	1,618,830	1.61%
		5,838,912	5.79%

Total Common Stocks
(Cost $40,251,680)		64,528,605	64.03%

PREFERRED STOCKS – 1.64%

Communication Services – 0.05%
AT&T, Inc.
Series A, 5.000%, Perpetual	860	17,647	0.02%
Series C, 4.750%, Perpetual	1,935	37,558	0.03%
		55,205	0.05%

Consumer Discretionary – 0.03%
Ford Motor Co.
6.000%, 12/01/2059	515	12,947	0.01%
6.200%, 06/01/2059	513	13,261	0.02%
		26,208	0.03%

Consumer Staples – 0.03%
CHS, Inc., Series 3, 6.750% to 09/30/2024 then
3 Month LIBOR USD + 4.155%, Perpetual (c)	355	9,400	0.01%
CHS, Inc., Series 4, 7.500%, Perpetual	840	23,201	0.02%
		32,601	0.03%

Financials – 1.53%
AEGON Funding Co. LLC, 5.100%, 12/15/2049	1,175	24,851	0.02%
American International Group, Inc., Series A, 5.850%, Perpetual	1,435	35,516	0.04%
Arch Capital Group Ltd.
Series G, 4.550%, Perpetual (b)	1,010	19,483	0.02%
Series F, 5.450%, Perpetual (b)	401	9,083	0.01%
Axis Capital Holdings Ltd., Series E, 5.500%, Perpetual (b)	905	20,227	0.02%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

PREFERRED STOCKS	Number		% of
	of Shares	Value	Net Assets
Financials (Continued)
Bank of America Corp.
Series QQ, 4.250%, Perpetual	1,575	$28,082	0.03%
Series LL, 5.000%, Perpetual	1,420	30,019	0.03%
Series KK, 5.375%, Perpetual	815	18,321	0.02%
Bank of Hawaii Corp., Series A, 4.375%, Perpetual	1,060	21,073	0.02%
Bank OZK, Series A, 4.625%, Perpetual	1,395	25,110	0.02%
Cadence Bank, Series A, 5.500%, Perpetual	565	13,696	0.01%
Capital One Financial Corp.
Series J, 4.800%, Perpetual	2,060	40,850	0.04%
Series I, 5.000%, Perpetual	1,900	39,482	0.04%
Carlyle Finance LLC, 4.625%, 05/15/2061	995	18,666	0.02%
Citigroup, Inc., Series K, 6.875% to 11/15/2023 then
3 Month LIBOR USD + 4.130%, Perpetual (c)	780	20,686	0.02%
Citizens Financial Group, Inc., Series D, 6.350% to 04/06/2024 then
3 Month LIBOR USD + 3.642%, Perpetual (c)	980	25,353	0.03%
ConnectOne Bancorp, Inc., Series A, 5.250% to 09/01/2026 then
5 Year CMT Rate + 4.420%, Perpetual (c)	625	14,756	0.01%
Cullen/Frost Bankers, Inc., Series B, 4.450%, Perpetual	860	17,243	0.02%
Equitable Holdings, Inc., Series A, 5.250%, Perpetual	1,270	27,635	0.03%
Federal Agricultural Mortgage Corp, Series F, 5.250%, Perpetual	585	12,232	0.01%
Fifth Third Bancorp, Series K, 4.950%, Perpetual	1,580	33,417	0.03%
First Citizens BancShares, Inc., Series A, 5.375%, Perpetual	1,495	35,073	0.03%
First Horizon Corp.
Series D, 6.100% to 05/01/2024 then
3 Month LIBOR USD + 3.859%, Perpetual (c)	530	13,223	0.01%
Series B, 6.625% to 08/01/2025 then
3 Month LIBOR USD + 4.262%, Perpetual (c)	700	18,102	0.02%
First Republic Bank, Series N, 4.500%, Perpetual	1,625	30,534	0.03%
Hartford Financial Services Group, Inc., Series G, 6.000%, Perpetual	1,505	38,949	0.04%
Huntington Bancshares, Inc., Series H, 4.500%, Perpetual	2,275	42,633	0.04%
JPMorgan Chase & Co.
Series JJ, 4.550%, Perpetual	1,900	36,081	0.03%
Series LL, 4.625%, Perpetual	1,875	36,338	0.04%
KeyCorp
Series G, 5.625%, Perpetual	535	12,733	0.01%
Series F, 5.650%, Perpetual	755	17,833	0.02%
Series E, 6.125% to 12/15/2026 then
3 Month LIBOR USD + 3.892%, Perpetual (c)	412	11,005	0.01%
MetLife, Inc., Series F, 4.750%, Perpetual	1,725	38,864	0.04%
Morgan Stanley
4.250%, Perpetual	2,365	42,239	0.04%

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS

PREFERRED STOCKS	Number		% of
	of Shares	Value	Net Assets
Financials (Continued)
Morgan Stanley (Continued)
Series K, 5.850% to 04/15/2027 then
3 Month LIBOR USD + 3.491%, Perpetual (c)	735	$18,544	0.02%
Series I, 6.375% to 10/15/2024 then
3 Month LIBOR USD + 3.708%, Perpetual (c)	790	20,564	0.02%
Regions Financial Corp.
Series E, 4.450%, Perpetual	1,960	36,652	0.04%
Series C, 5.700% to 05/15/2029 then
3 Month LIBOR USD + 3.148%, Perpetual (c)	1,035	25,099	0.02%
Signature Bank, Series A, 5.000%, Perpetual	1,460	27,930	0.03%
State Street Corp., Series D, 5.900% to 03/15/2024 then
3 Month LIBOR USD + 3.108%, Perpetual (c)	1,975	49,770	0.05%
SVB Financial Group, Series A, 5.250%, Perpetual	1,185	25,679	0.03%
Synchrony Financial, Series A, 5.625%, Perpetual	1,815	37,534	0.04%
Synovus Financial Corp.
Series E, 5.875% to 07/01/2024 then
5 Year CMT Rate + 4.127%, Perpetual (c)	710	18,155	0.02%
Series D, 6.300% to 06/21/2023 then
3 Month LIBOR USD + 3.352%, Perpetual (c)	740	18,352	0.02%
Texas Capital Bancshares, Inc., Series B, 5.750%, Perpetual	595	13,191	0.01%
The Allstate Corp., Series H, 5.100%, Perpetual	1,120	25,010	0.02%
The Charles Schwab Corp., Series J, 4.450%, Perpetual	1,495	30,109	0.03%
The Goldman Sachs Group, Inc.
Series K, 6.375% to 05/10/2024 then
3 Month LIBOR USD + 3.550%, Perpetual (c)	895	22,912	0.02%
Series J, 5.500% to 05/10/2023 then
3 Month LIBOR USD + 3.640%, Perpetual (c)	955	24,295	0.02%
Truist Financial Corp.
Series R, 4.750%, Perpetual	2,190	44,479	0.04%
Series O, 5.250%, Perpetual	1,625	37,456	0.04%
US Bancorp
Series O, 4.500%, Perpetual	1,295	25,680	0.03%
Series B, 3.500% to 05/31/2022 then
3 Month LIBOR USD + 0.600%, Perpetual (c)	1,970	40,483	0.04%
Voya Financial, Inc., Series B, 5.350% to 09/15/2029 then
5 Year CMT Rate + 3.210%, Perpetual (c)	1,105	27,238	0.03%
Washington Federal, Inc., Series A, 4.875%, Perpetual	1,395	26,714	0.03%
Wells Fargo & Co.
Series Z, 4.750%, Perpetual	1,930	37,539	0.04%
Series R, 6.625% to 03/15/2024 then
3 Month LIBOR USD + 3.690%, Perpetual (c)	1,505	39,506	0.04%
		1,542,279	1.53%

Total Preferred Stocks
(Cost $1,875,673)		1,656,293	1.64%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

REITS – 2.36%	Number of Shares/		% of
	Par Amount	Value	Net Assets
Financials – 0.18%
Annaly Capital Management, Inc., Series I, 6.750% to 06/30/2024
then 3 Month LIBOR USD + 4.989%, Perpetual (c)	1,115	$27,585	0.03%
Apollo Commercial Real Estate Finance, Inc.	3,130	37,685	0.04%
Chimera Investment Corp.	2,930	29,359	0.03%
Chimera Investment Corp.
Series C, 7.750% to 09/30/2025 then
3 Month LIBOR USD + 4.743%, Perpetual (c)	1,265	29,791	0.03%
Series B, 8.000% to 03/30/2024 then
3 Month LIBOR USD + 5.791%, Perpetual (c)	575	14,053	0.01%
Starwood Property Trust, Inc.	1,805	41,298	0.04%
		179,771	0.18%

Real Estate – 2.18%
Kimco Realty Corp., Series M, 5.250%, Perpetual	955	23,149	0.02%
Public Storage, Series P, 4.000%, Perpetual	1,185	22,408	0.02%
STORE Capital Corp.	75,771	2,154,170	2.14%
		2,199,727	2.18%

Total REITS
(Cost $2,101,972)		2,379,498	2.36%

CORPORATE BONDS – 16.56%

Communication Services – 1.14%
AT&T, Inc., 4.250%, 03/01/2027	980,000	1,001,548	1.00%
T-Mobile USA, Inc., 3.875%, 04/15/2030	150,000	142,488	0.14%
		1,144,036	1.14%

Consumer Discretionary – 1.66%
Alibaba Group Holding Ltd., 3.600%, 11/28/2024 (b)	1,000,000	998,283	0.99%
Lowe’s Companies, Inc., 2.625%, 04/01/2031	325,000	285,524	0.28%
Starbucks Corp., 3.500%, 03/01/2028	400,000	390,312	0.39%
		1,674,119	1.66%

Energy – 1.40%
Canadian Natural Resources Ltd., 3.900%, 02/01/2025 (b)	1,000,000	1,002,773	0.99%
The Williams Companies, Inc., 2.600%, 03/15/2031	475,000	411,900	0.41%
		1,414,673	1.40%

Financials – 7.96%
Aflac, Inc., 3.600%, 04/01/2030	300,000	292,883	0.29%
Bank of America Corp., 2.299% to 07/21/2031 then
SOFR + 1.220%, 07/21/2032 (c)	575,000	476,168	0.47%
Dell International LLC / EMC Corp., 5.450%, 06/15/2023	322,000	329,170	0.33%

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS

CORPORATE BONDS			% of
	Par Amount	Value	Net Assets
Financials (Continued)
Fifth Third Bancorp, 3.650%, 01/25/2024	225,000	$225,838	0.23%
General Motors Financial Co., Inc., 3.700%, 05/09/2023	1,075,000	1,081,474	1.07%
Huntington Bancshares, Inc.
2.550%, 02/04/2030	525,000	470,459	0.47%
4.000%, 05/15/2025	365,000	368,362	0.36%
Intercontinental Exchange, Inc., 0.700%, 06/15/2023	165,000	161,355	0.16%
JPMorgan Chase & Co., 2.069% to 06/01/2028 then
SOFR + 1.015%, 06/01/2029 (c)	325,000	285,272	0.28%
Marsh & McLennan Cos., Inc., 4.375%, 03/15/2029	275,000	278,362	0.28%
Morgan Stanley
1.593% to 05/04/2026 then SOFR + 0.879%, 05/04/2027 (c)	295,000	265,771	0.27%
2.239% to 07/21/2031 then SOFR + 1.178%, 07/21/2032 (c)	330,000	273,030	0.27%
Prudential Financial Inc., 3.878%, 03/27/2028	260,000	261,038	0.26%
Regions Financial Corp., 1.800%, 08/12/2028	325,000	283,087	0.28%
Synchrony Financial, 3.950%, 12/01/2027	650,000	623,403	0.62%
Synovus Financial Corp., 3.125%, 11/01/2022	1,300,000	1,302,248	1.29%
The Goldman Sachs Group, Inc., 4.223% to 05/01/2028 then
3 Month LIBOR USD + 1.301%, 05/01/2029 (c)	300,000	293,922	0.29%
Willis North America, Inc., 3.600%, 05/15/2024	750,000	747,961	0.74%
		8,019,803	7.96%

Health Care – 1.74%
Edwards Lifesciences Corp., 4.300%, 06/15/2028	700,000	707,594	0.70%
Evernorth Health, Inc., 3.500%, 06/15/2024	700,000	701,742	0.70%
Regeneron Pharmaceuticals, Inc., 1.750%, 09/15/2030	425,000	346,523	0.34%
		1,755,859	1.74%

Industrials – 0.55%
General Electric Co., 3.625%, 05/01/2030	380,000	352,176	0.35%
The Boeing Co., 2.196%, 02/04/2026	225,000	205,495	0.20%
		557,671	0.55%

Information Technology – 2.11%
Autodesk, Inc., 2.850%, 01/15/2030	675,000	613,705	0.61%
Broadcom, Inc., 4.110%, 09/15/2028	425,000	412,559	0.41%
International Business Machines Corp.
2.200%, 02/09/2027	125,000	117,239	0.11%
2.720%, 02/09/2032	325,000	288,689	0.29%
PayPal Holdings, Inc., 2.850%, 10/01/2029	750,000	689,683	0.69%
		2,121,875	2.11%

Total Corporate Bonds
(Cost $17,626,841)		16,688,036	16.56%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

MORTGAGE-BACKED SECURITIES – 2.64%			% of
	Par Amount	Value	Net Assets
Federal Agency Mortgage-Backed Obligations - 2.64%
Fannie Mae Pool
3.000%, 10/01/2043	967,273	$932,944	0.93%
3.500%, 01/01/2042	168,926	167,235	0.17%
6.000%, 10/01/2037	77,916	83,472	0.08%
Fannie Mae REMICS
Series 2013-52, 1.250%, 06/25/2043	47,183	42,407	0.04%
Series 2012-16, 2.000%, 11/25/2041	44,603	41,473	0.04%
Series 2010-134, 2.250%, 03/25/2039	9,934	9,930	0.01%
Freddie Mac Gold Pool
3.000%, 05/01/2042	491,028	474,529	0.47%
3.000%, 09/01/2042	666,595	644,168	0.64%
5.500%, 04/01/2037	37,222	39,824	0.04%
Freddie Mac REMICS
Series 4146, 1.500%, 10/15/2042	15,804	15,526	0.02%
Series 4309, 2.000%, 10/15/2043	41,098	39,359	0.04%
Series 3870, 2.750%, 01/15/2041	15,744	15,501	0.01%
Series 4322, 3.000%, 05/15/2043	65,861	64,700	0.06%
Government National Mortgage Association,
Series 2013-24, 1.750%, 02/16/2043	97,551	90,781	0.09%

Total Mortgage-Backed Securities
(Cost $2,754,269)		2,661,849	2.64%

U.S. TREASURY OBLIGATIONS – 9.69%

U.S. Treasury Notes – 9.69%
0.250%, 08/31/2025	1,250,000	1,145,068	1.14%
0.500%, 11/30/2023	750,000	726,094	0.72%
0.625%, 03/31/2027	450,000	403,049	0.40%
0.750%, 04/30/2026	1,500,000	1,377,275	1.37%
1.000%, 07/31/2028	1,000,000	888,945	0.88%
1.250%, 12/31/2026	625,000	579,468	0.58%
1.250%, 04/30/2028	425,000	385,439	0.38%
1.500%, 02/15/2025	200,000	192,656	0.19%
1.500%, 11/30/2028	75,000	68,520	0.07%
1.875%, 07/31/2026	1,550,000	1,485,820	1.47%
1.875%, 02/15/2032	575,000	525,855	0.52%
2.250%, 03/31/2024	350,000	347,197	0.34%
2.375%, 03/31/2029	125,000	120,645	0.12%
2.500%, 03/31/2027	200,000	196,203	0.19%
2.625%, 04/15/2025	300,000	298,031	0.30%
2.750%, 02/15/2024	575,000	576,168	0.57%
3.000%, 10/31/2025	450,000	451,512	0.45%

Total U.S. Treasury Obligations
(Cost $10,346,094)		9,767,945	9.69%

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS

INVESTMENT COMPANIES (EXCLUDING	Number		% of
MONEY MARKET FUNDS) – 0.52%	of Shares	Value	Net Assets

Financials – 0.52%
Apollo Investment Corp.	3,225	$40,925	0.04%
Ares Capital Corp.	1,995	40,439	0.04%
Bain Capital Specialty Finance, Inc.	2,655	40,834	0.04%
BlackRock TCP Capital Corp.	3,015	41,305	0.04%
FS KKR Capital Corp.	1,865	39,072	0.04%
Golub Capital BDC, Inc.	2,775	41,403	0.04%
Hercules Capital, Inc.	2,325	39,060	0.04%
Monroe Capital Corp.	4,000	40,520	0.04%
New Mountain Finance Corp.	3,130	41,629	0.04%
Oaktree Specialty Lending Corp.	5,730	41,027	0.04%
Sixth Street Specialty Lending, Inc.	1,825	40,771	0.04%
Carlyle Secured Lending, Inc.	2,935	41,119	0.04%
TriplePoint Venture Growth BDC Corp.	2,500	39,375	0.04%

Total Investment Companies
(Excluding Money Market Funds)
(Cost $550,539)		527,479	0.52%

SHORT-TERM INVESTMENTS – 2.14%

Money Market Funds – 2.14%
First American Government Obligations Fund,
Institutional Class, 0.22% (d)	2,158,475	2,158,475	2.14%

Total Short-Term Investments
(Cost $2,158,475)		2,158,475	2.14%

Total Investments
(Cost $77,665,543) – 99.58%		100,368,180	99.58%
Other Assets in Excess of Liabilities – 0.42%		420,748	0.42%

TOTAL NET ASSETS – 100.00%		$100,788,928	100.00%

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
LIBOR – London Interbank Offered Rate
PLC – Public Limited Company
REIT – Real Estate Investment Trust
SOFR – Secured Overnight Financing Rate
(a)	Non-income-producing security.
(b)	U.S.-traded security of a foreign corporation.
(c)	Variable rate security; rate disclosed is the rate as of April 30, 2022.
(d)	The rate listed is the fund’s seven-day yield as of April 30, 2022.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

Summary of Fair Value Exposure as of April 30, 2022

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2022 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$7,457,115	$—	$—	$7,457,115
Consumer Discretionary	8,044,232	—	—	8,044,232
Consumer Staples	7,394,078	—	—	7,394,078
Energy	162,678	—	—	162,678
Financials	12,464,926	—	—	12,464,926
Health Care	3,789,683	—	—	3,789,683
Industrials	6,104,373	—	—	6,104,373
Information Technology	13,272,608	—	—	13,272,608
Materials	5,838,912	—	—	5,838,912
Total Common Stocks	$64,528,605	$—	$—	$64,528,605
Preferred Stocks
Communication Services	$55,205	$—	$—	$55,205
Consumer Discretionary	26,208	—	—	26,208
Consumer Staples	32,601	—	—	32,601
Financials	1,542,279	—	—	1,542,279
Total Preferred Stocks	$1,656,293	$—	$—	$1,656,293
REITS
Financials	$179,771	$—	$—	$179,771
Real Estate	2,199,727	—	—	2,199,727
Total REITS	$2,379,498	$—	$—	$2,379,498
Corporate Bonds
Communication Services	$—	$1,144,036	$—	$1,144,036
Consumer Discretionary	—	1,674,119	—	1,674,119
Energy	—	1,414,673	—	1,414,673
Financials	—	8,019,803	—	8,019,803
Health Care	—	1,755,859	—	1,755,859
Industrials	—	557,671	—	557,671
Information Technology	—	2,121,875	—	2,121,875
Total Corporate Bonds	$—	$16,688,036	$—	$16,688,036
Mortgage-Backed Securities
Federal Agency Mortgage-Backed Obligations	$—	$2,661,849	$—	$2,661,849
Total Mortgage-Backed Securities	$—	$2,661,849	$—	$2,661,849
U.S. Treasury Obligations
U.S. Treasury Notes	$—	$9,767,945	$—	$9,767,945
Total U.S. Treasury Obligations	$—	$9,767,945	$—	$9,767,945
Investment Companies (Excluding
Money Market Funds)
Financials	$527,479	$—	$—	$527,479
Total Investment Companies
(Excluding Money Market Funds)	$527,479	$—	$—	$527,479
Short-Term Investments
Money Market Funds	$2,158,475	$—	$—	$2,158,475
Total Short-Term Investments	$2,158,475	$—	$—	$2,158,475
Total Investments	$71,250,350	$29,117,830	$—	$100,368,180
The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of April 30, 2022 (Unaudited)

ASSETS:
Investments in securities, at value (cost $77,665,543)	$100,368,180
Dividends and interest receivable	342,517
Receivable for fund shares sold	71,990
Receivable for securities sold	618,300
Return of capital receivable	498
Prepaid expenses and other assets	21,489
Total assets	101,422,974

LIABILITIES:
Payable for fund shares redeemed	494,939
Payable to advisor	70,042
Payable to administrator	20,051
Payable to auditor	11,216
Accrued distribution fees	7,984
Accrued service fees	3,933
Accrued trustees fees	5,579
Accrued expenses and other payables	20,302
Total liabilities	634,046
NET ASSETS	$100,788,928

NET ASSETS CONSISTS OF:
Capital stock	$75,593,004
Total distributable earnings	25,195,924
Total net assets	$100,788,928

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$45,690,570
Shares issued and outstanding	3,082,400
Net asset value, offering price, and redemption price per share	$14.82

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$55,098,358
Shares issued and outstanding	3,956,237
Net asset value, offering price, and redemption price per share	$13.93

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

Financial Statements

Statement of Operations for the six months ended April 30, 2022 (Unaudited)

INVESTMENT INCOME:
Dividend income(1)	$735,599
Interest income	372,606
Total investment income	1,108,205

EXPENSES:
Investment advisory fees (See Note 5)	454,839
Sub-transfer agent expenses – Investor Class (See Note 5)	55,004
Sub-transfer agent expenses – Institutional Class (See Note 5)	23,484
Administration, accounting, custody, and transfer agent fees (See Note 5)	67,749
Distribution fees – Investor Class (See Note 5)	38,270
Service fees – Investor Class (See Note 5)	25,513
Federal and state registration fees	15,923
Compliance expense (See Note 5)	15,156
Audit fees	11,222
Trustees’ fees and expenses	9,407
Reports to shareholders	6,413
Legal fees	3,492
Other expenses	7,783
Total expenses	734,255
NET INVESTMENT INCOME	$373,950

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments:	$2,726,439
Net change in unrealized appreciation/depreciation on investments:	(12,140,396)
Net loss on investments	(9,413,957)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(9,040,007)

(1)	Net of foreign taxes withheld of $8,953.

The accompanying notes are an integral part of these financial statements.

WWW.HENNESSYFUNDS.COM

STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2022	Year Ended
	(Unaudited)	October 31, 2021
OPERATIONS:
Net investment income	$373,950	$890,714
Net realized gain on investments	2,726,439	8,268,323
Net change in unrealized
appreciation/depreciation on investments	(12,140,396)	13,894,367
Net increase (decrease) in net
assets resulting from operations	(9,040,007)	23,053,404

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(3,514,334)	(3,200,223)
Distributable earnings – Institutional Class	(4,442,947)	(4,139,573)
Total distributions	(7,957,281)	(7,339,796)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	1,627,526	1,376,547
Proceeds from shares subscribed – Institutional Class	1,763,872	3,724,722
Dividends reinvested – Investor Class	3,420,686	3,106,285
Dividends reinvested – Institutional Class	3,396,892	3,180,592
Cost of shares redeemed – Investor Class	(5,685,457)	(8,925,766)
Cost of shares redeemed – Institutional Class	(6,769,307)	(11,189,372)
Net decrease in net assets derived
from capital share transactions	(2,245,788)	(8,726,992)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(19,243,076)	6,986,616

NET ASSETS:
Beginning of period	120,032,004	113,045,388
End of period	$100,788,928	$120,032,004

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	98,169	83,494
Shares sold – Institutional Class	114,951	245,309
Shares issued to holders as reinvestment
of dividends – Investor Class	207,242	200,751
Shares issued to holders as reinvestment
of dividends – Institutional Class	219,021	217,790
Shares redeemed – Investor Class	(349,409)	(549,400)
Shares redeemed – Institutional Class	(451,347)	(732,371)
Net decrease in shares outstanding	(161,373)	(534,427)

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2022
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$17.26

Income from investment operations:
Net investment income	0.04	(1)
Net realized and unrealized gains (losses) on investments	(1.34)
Total from investment operations	(1.30)

Less distributions:
Dividends from net investment income	(0.03)
Dividends from net realized gains	(1.11)
Total distributions	(1.14)
Net asset value, end of period	$14.82

TOTAL RETURN	-8.20	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$45.69
Ratio of expenses to average net assets	1.51	%(3)
Ratio of net investment income to average net assets	0.44	%(3)
Portfolio turnover rate(4)	11	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2021	2020	2019	2018	2017

$15.12	$15.72	$15.82	$16.24	$15.61

0.09 (1)	0.16 (1)	0.18 (1)	0.16	0.14
3.01	0.40	1.02	0.40	1.95
3.10	0.56	1.20	0.56	2.09

(0.10)	(0.16)	(0.17)	(0.14)	(0.12)
(0.86)	(1.00)	(1.13)	(0.84)	(1.34)
(0.96)	(1.16)	(1.30)	(0.98)	(1.46)
$17.26	$15.12	$15.72	$15.82	$16.24

21.24%	3.74%	8.39%	3.44%	14.16%

$53.97	$51.29	$93.51	$121.32	$155.33
1.49%	1.49%	1.46%	1.42%	1.43%
0.54%	1.08%	1.16%	0.89%	0.78%
26%	22%	16%	18%	15%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2022
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$16.22

Income from investment operations:
Net investment income	0.06	(1)
Net realized and unrealized gains (losses) on investments	(1.25)
Total from investment operations	(1.19)

Less distributions:
Dividends from net investment income	(0.06)
Dividends from net realized gains	(1.04)
Total distributions	(1.10)
Net asset value, end of period	$13.93

TOTAL RETURN	-8.00	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$55.10
Ratio of expenses to average net assets	1.12	%(3)
Ratio of net investment income to average net assets	0.83	%(3)
Portfolio turnover rate(4)	11	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2021	2020	2019	2018	2017

$14.22	$14.80	$14.93	$15.34	$14.76

0.14 (1)	0.20 (1)	0.22 (1)	0.19	0.16
2.83	0.38	0.96	0.39	1.87
2.97	0.58	1.18	0.58	2.03

(0.16)	(0.22)	(0.24)	(0.20)	(0.18)
(0.81)	(0.94)	(1.07)	(0.79)	(1.27)
(0.97)	(1.16)	(1.31)	(0.99)	(1.45)
$16.22	$14.22	$14.80	$14.93	$15.34

21.68%	4.16%	8.76%	3.86%	14.60%

$66.06	$61.75	$80.40	$97.86	$110.74
1.12%	1.12%	1.09%	1.02%	1.05%
0.91%	1.44%	1.53%	1.28%	1.16%
26%	22%	16%	18%	15%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

Financial Statements

Notes to the Financial Statements April 30, 2022 (Unaudited)

1).  ORGANIZATION

The Hennessy Equity and Income Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term capital growth and current income. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

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NOTES TO THE FINANCIAL STATEMENTS

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid at the end of each calendar quarter. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
REIT Equity Securities – Distributions received from real estate investment trusts (“REITs”) may be classified as dividends, capital gains, or return of capital. Investments in REITs may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make any required distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. At other times, investments in a REIT may result in the Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by the Fund from a REIT generally do not constitute qualified dividend income and do not qualify for the dividends-received deduction.

j).
Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited

HENNESSY FUNDS	1-800-966-4354

specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds are required to comply with Rule 18f-4 by August 19, 2022. The impact, if any, that Rule 18f-4 will have on the availability, liquidity, and performance of derivatives is unclear. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund. When fully implemented, Rule 18f-4 may require changes in how the Fund uses derivatives, adversely affect the Fund’s performance, and increase costs related to the Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. Funds must comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported.

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NOTES TO THE FINANCIAL STATEMENTS

Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

HENNESSY FUNDS	1-800-966-4354

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2022, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2022, were $6,479,423 and $16,505,825, respectively.

Purchases and sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2022, were $6,119,178 and $6,452,183, respectively.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor oversees the provision of investment advice and furnishes office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.80%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

The Advisor has delegated the day-to-day management of the equity allocation of the Fund to a sub-advisor, The London Company of Virginia, LLC, and has delegated the day-to-day management of the fixed income allocation of the Fund to a sub-advisor, FCI Advisors. The Advisor pays the sub-advisory fees from its own assets, and these fees are not an additional expense of the Fund. During the six months ended April 30, 2022, the Advisor (not the Fund) paid a sub-advisory fee at the rate of 0.33% of the daily net assets of the equity allocation of the Fund and 0.27% of the daily net assets of the fixed income allocation of the Fund.

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NOTES TO THE FINANCIAL STATEMENTS

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”), a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of

HENNESSY FUNDS	1-800-966-4354

the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2022, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2021, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$85,235,039
Gross tax unrealized appreciation	$36,289,007
Gross tax unrealized depreciation	(1,722,007)
Net tax unrealized appreciation/(depreciation)	$34,567,000
Undistributed ordinary income	$35,920
Undistributed long-term capital gains	7,590,292
Total distributable earnings	$7,626,212
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$42,193,212

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2021, the Fund had no tax-basis capital losses to offset future capital gains.

As of October 31, 2021, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2020, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

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NOTES TO THE FINANCIAL STATEMENTS

During fiscal year 2022 (year to date) and fiscal year 2021, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2022	October 31, 2021
Ordinary income(1)	$366,988	$990,650
Long-term capital gains	7,590,293	6,349,146
Total distributions	$7,957,281	$7,339,796

(1) Ordinary income includes short-term capital gains.

9).  LIBOR TRANSITION

The Fund invests in financial instruments with payment obligations, financing terms, hedging strategies, or investment values based on, among other floating rates, the London Interbank Offered Rate (“LIBOR”). Determined by the ICE Benchmark Administration, LIBOR is an average interest rate that banks charge one another for the use of short-term money. In 2017, the United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates LIBOR, announced plans to phase out the use of LIBOR by the end of 2021. Most LIBOR settings are no longer being published as of December 31, 2021, and the FCA and ICE Benchmark Administrator have announced that a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The U.S. Federal Reserve has begun publishing the Secured Overnight Financing Rate (SOFR), which is intended to replace the U.S. dollar LIBOR. Other regulators and industry groups around the world have announced or begun publishing proposed alternative reference rates for other currencies, but global consensus is lacking, and the process for amending many existing contracts or instruments to transition away from LIBOR remains unclear. Uncertainty related to the liquidity impact of the change in reference rates and how to appropriately adjust these rates at the time of transition may lead to increased volatility and illiquidity in markets tied to LIBOR, reduce the value of LIBOR-related instruments, and reduce the effectiveness of hedging strategies, which could adversely affect the Fund’s performance. Moreover, the risks associated with this discontinuation and transition could be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.

10).   EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2022, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

HENNESSY FUNDS	1-800-966-4354

Expense Example (Unaudited)
April 30, 2022

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2021, through April 30, 2022.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2021	April 30, 2022	During Period(1)
Investor Class
Actual	$1,000.00	$ 918.00	$7.18
Hypothetical (5% return before expenses)	$1,000.00	$1,017.31	$7.55

Institutional Class
Actual	$1,000.00	$ 920.00	$5.33
Hypothetical (5% return before expenses)	$1,000.00	$1,019.24	$5.61

1)
Expenses are equal to the Fund’s annualized expense ratio of 1.51% for Investor Class shares or 1.12% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the half-year period).

HENNESSY FUNDS	1-800-966-4354

How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2021 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign up for eDelivery or elect to receive paper copies as detailed below, you will be notified each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

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PROXY VOTING — BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

Board Approval of Investment Advisory
Agreements

At its meeting on March 11, 2022, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”), the sub-advisory agreement for the equity allocation of the Fund between the Advisor and The London Company, LLC, and the sub-advisory agreement for the fixed income allocation of the Fund between the Advisor and FCI Advisors (with The London Company, LLC and FCI Advisors each herein referred to individually as a “Sub-Advisor” and together as the “Sub-Advisors”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory and sub-advisory agreements. In addition, the Trustees who are not deemed “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory and sub-advisory agreements. As part of their discussion, the Independent Trustees confirmed their understanding of the need to have asked about, and received answers to, any matters that they believed are relevant to determining whether to approve the continuation of the advisory and sub-advisory agreements.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory and sub-advisory agreements. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory and sub-advisory agreements and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory and sub-advisory agreements and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q;

(4)	Summaries of the advisory and sub-advisory agreements;

(5)	A recent Fund fact sheet, which included, among other things, Fund performance over various periods;

(6)	A description of the range of services provided by the Advisor and the Sub-Advisors and the distinction between the Advisor-provided services and the Sub-Advisor-provided services;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund;

(8)	A memorandum from the Advisor regarding economies of scale;

(9)	A completed questionnaire from each Sub-Advisor;

(10)	Summaries of each Sub-Advisor’s questionnaire and relevant information from such Sub-Advisor’s Form ADV Parts I and II;

(11)	Financial information for the holding company of each Sub-Advisor; and

(12)	Each Sub-Advisor’s Code of Ethics.

The Trustees reviewed and discussed all of the information provided by the Advisor and the Sub-Advisors. Following this review, and further discussion with the Advisor, the

HENNESSY FUNDS	1-800-966-4354

Trustees concluded that the information provided before and at the meeting addressed all of the relevant matters that they wanted to consider in assessing the performance of the Funds and the performance of the Advisor and the Sub-Advisors under the advisory and sub-advisory agreements, and that said information provided them with a fulsome understanding of the advisory and sub-advisory agreements and the services provided by the Advisor and the Sub-Advisors.

All of the factors discussed were considered as a whole by the Trustees, as well as by the Independent Trustees meeting in executive session. The Trustees viewed the relevant factors in their totality, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory and sub-advisory agreements. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the advisory and sub-advisory agreements, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor and the Sub-Advisors;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor and the Sub-Advisors;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor and the Sub-Advisors from serving as an investment advisor to the Fund (other than the advisory and sub-advisory fees).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review and an assessment of the Advisor’s performance, the Trustees concluded that the Advisor provides high-quality services to the Fund, and they noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor oversees the Sub-Advisors for the Fund, and the Sub-Advisors act as the portfolio managers for the Fund by providing portfolio management services.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of each Fund.

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Sub-Advisors and the Fund’s other service providers (including their codes of ethics, as appropriate), conducts on-site visits to the Sub-Advisors and the Fund’s other service providers, as feasible, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

(f)
The Advisor oversees the selection and continued employment of each Sub-Advisor, reviews the Fund’s investment performance, and monitors each Sub-Advisor’s adherence to the Fund’s investment objectives, policies, and restrictions.

(g)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(h)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

(i)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(j)	For each annual report of the Fund, the Advisor reviews the written summaries prepared by the Sub-Advisors of the Fund’s performance during the most recent 12-month period.

(k)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allow customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(l)
The Advisor pays the incentive compensation of the Fund’s compliance officers and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(m)	The Advisor provides a quarterly compliance certification to the Board.

(n)	The Advisor prepares or reviews all Board materials, presents to and leads discussions with the Board, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees considered the services identified below that are provided by each Sub-Advisor. Based on this review and an assessment of each Sub-Advisor’s performance, the Trustees concluded that each Sub-Advisor provides high-quality services to the Fund. The Trustees also concluded that they were satisfied with

HENNESSY FUNDS	1-800-966-4354

the nature, extent, and quality of the advisory services provided to the Fund by each Sub-Advisor and that the nature and extent of the services provided by each Sub-Advisor were appropriate to assure that the Fund’s portfolio aligns properly with its investment objective and principal investment strategies.

(a)	Each Sub-Advisor acts as the portfolio manager for the Fund. In this capacity, each Sub-Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio; and

(iii)	manages proxy voting for the Fund.

(b)	Each Sub-Advisor ensures that its compliance program includes policies and procedures relevant to the Fund and the Sub-Advisor’s duties as a portfolio manager to the Fund.

(c)
For each annual report of the Fund, each Sub-Advisor prepares a written summary of the Fund’s performance (with respect to the equity allocation or the fixed income allocation, as applicable) during the most recent 12-month period.

(d)
Each Sub-Advisor provides a quarterly compliance certification to the Board regarding trading and allocation practices, supervisory matters, the Sub-Advisor’s compliance program (including its code of ethics), compliance with the Fund’s policies, and general firm updates.

(3)
Trustees considered the distinction between the services performed by the Advisor and the Sub-Advisors. The Trustees noted that the management of the Fund, including the oversight of the Sub-Advisors, involves more comprehensive and substantive duties than the duties of the Sub-Advisors. Specifically, the Trustees considered the lists of Advisor services previously identified and concluded that the services performed by the Advisor for the Fund require a higher level of service and oversight than the services performed by the Sub-Advisors. Based on this determination, the Trustees concluded that the differential in advisory fees between the Advisor and the Sub-Advisors is reasonable.

(4)
The Trustees compared the performance of the Fund to benchmark indices over various periods and noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor and the Sub-Advisors manage the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted the continuation of the advisory and sub-advisory agreements.

(5)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls

WWW.HENNESSYFUNDS.COM

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

within a reasonable range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory and sub-advisory agreements.

(6)
The Trustees also considered whether the Advisor was realizing economies of scale that should be shared with the Fund’s shareholders. The Trustees noted that the majority of expenses incurred to manage the Fund are variable asset-based fees, so the Advisor does not realize material economies of scale relating to these expenses as the assets of the Fund increase. For example, third-party platform fees and sub-advisory fees increase as the Fund’s assets grow.

(7)
The Trustees considered the profitability of the Advisor and the Sub-Advisors, including the impact of mutual fund platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor and the Sub-Advisors are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(8)	The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees and concluded that this was beneficial to the Fund and its shareholders.

(9)
The Trustees considered any benefits to the Advisor and the Sub-Advisors from serving as an advisor to the Fund (other than the advisory and sub-advisory fees). The Trustees noted that the Advisor and the Sub-Advisors may derive ancillary benefits from, by way of example, their association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor and the Sub-Advisors from their relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ findings that (i) the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s and the Sub-Advisors’ own efforts in the performance of their duties under the advisory and sub-advisory agreements and (ii) although the Sub-Advisors could derive benefits from the conversion of Fund shareholders into separate account clients, the Fund also could benefit from potential institutional shareholders who might choose to invest in the Fund.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor and the Sub-Advisors, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s and the Sub-Advisors’ written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory and sub-advisory agreements.

HENNESSY FUNDS	1-800-966-4354

For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
J. Dennis DeSousa
Robert T. Doyle
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2022

HENNESSY BALANCED FUND

Investor Class  HBFBX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	14
Expense Example	21
Proxy Voting Policy and Proxy Voting Records	22
Availability of Quarterly Portfolio Schedule	22
Federal Tax Distribution Information	22
Important Notice Regarding Delivery of Shareholder Documents	22
Electronic Delivery	22
Board Approval of Investment Advisory Agreement	23

HENNESSY FUNDS	1-800-966-4354

May 2022

Dear Hennessy Funds Shareholder:

We’d like to start our semi-annual letter with a pause. At the end of 2021, we looked forward to a new year – a potentially calmer year – having come through almost two full years of the coronavirus pandemic. As people, we were aware our lives had changed, but we hoped for a better 2022; as investors, we were aware that the economy was strong and employment was robust, yet challenges loomed, including inflation, supply chain disruptions, and tightening monetary policy; as employees, students, and family members, we recognized much was different, but we sought a return to what’s familiar. What we didn’t know was that a world leader who controls one of the largest militaries on the planet was about to start one of the worst atrocities in Europe since World War II. Our thoughts are with the Ukrainian people, and our hope is for this unjustified, senseless human tragedy to end quickly.

The equity market started 2022 on a high note, with the S&P 500® Index hitting an all-time high on the first trading day of the year. This turned out to be the last hurrah for a market that saw a continuous march higher in 2021, having hit 70 new all-time highs, with a new all-time high being recorded on average every three and a half days. Concerns in the market then coalesced and overpowered bullish sentiment, and the market has spiraled lower throughout 2022. Factors that drove the market lower include: tightening monetary policy as the Federal Reserve has begun raising rates and has announced plans for shrinking its $8.5 trillion asset portfolio; inflation, higher energy costs, and their effects on the domestic and global economies; continued supply chain disruptions; investors’ indiscriminate liquidation of broad-based ETFs and index funds and the detrimental effect on equities; and the near-term and long-term global implications of the Russian invasion of Ukraine.

While markets are adjusting, many positive conditions remain intact. Corporate balance sheets and profits remain strong, GDP growth remains positive, the consumer continues to show resilience in the face of rising prices, cash is abundant both at the corporate and household levels, unemployment is exceptionally low, and our financial system remains healthy. Markets are also experiencing a change in leadership, as value stocks have been outperforming growth stocks, and traditionally defensive sectors such as Utilities and Consumer Staples have been outperforming the broader market. Finally, the Energy sector has soared in 2022, as companies reap the benefits of dramatically higher oil and natural gas prices, and shareholders are rewarded with significantly higher dividends, aggressive buybacks, and higher stock prices after many years of underperformance for the sector.

With history as our guide, we are hopeful that eventually the market may bottom and head higher again. Since the financial crisis of 2008, we have experienced many corrections and many recoveries to new highs. The Dow Jones Industrial Average has dropped over 10% eight times, including the current drop, for a median decline of 14.00%, and on average, it took 45 trading days to drop from peak to trough and 127 trading days to return to the previous peak. Since the current drop has taken longer to go from peak to its recent trough, it may take some time for a recovery in prices to truly take hold.

On a positive note, valuations have come in, and many stocks have become more attractive, especially for longer-term investors. We note, however, that the concept of “historically cheap stocks” does not, on its own, move the market higher. Rather, it is

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2

LETTER TO SHAREHOLDERS

overall capitulation and improving fundamentals that could bring buyers back into the market and reverse any bearish trends. Investors need to see improving company earnings, retreating inflationary trends, a measured pace of interest rate increases globally that does not cause significant economic contraction, hope for a more peaceful and orderly world economic system unconstrained by supply bottlenecks and other hindrances to global trade, and, most importantly, a subsidence of the deleterious effects of the coronavirus pandemic. While that may seem like a “tall order,” we believe that patient investing, focusing on value, quality, and downside risk mitigation, works well over the longer term.

During this tumultuous period, performance of the majority of the Hennessy Funds has been relatively strong when compared to the overall market as well as to our benchmarks. During the six months ended April 30, 2022, the Dow Jones Industrial Average, the S&P 500® Index, and the NASDAQ Composite Index dropped 7.05%, 9.65%, and 20.15%, respectively, on a total return basis. During this period when these three major indices saw significant declines, we were pleased that seven of our 16 Funds posted positive total returns, 10 of our 14 domestic Funds outperformed the S&P 500® Index, and over half of our active funds outperformed their primary benchmarks.

We thank you, our shareholders, for your continued interest in our family of Funds. We are grateful for the trust you put in us, and we will continue to strive to manage our portfolios for long-term performance, ever mindful of downside risk. While volatility and uncertainty may impact the markets in the short-term, we encourage investors to stay the course, maintain a diversified portfolio, and keep a long-term perspective. If you have any questions or would like to speak with us, please don’t hesitate to call us directly at (800) 966-4354. In closing, we would also like to thank all of the healthcare and frontline workers that have worked – and still work – tirelessly throughout the coronavirus pandemic.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The NASDAQ Composite Index comprises all common stocks listed on The NASDAQ Stock Market and is commonly used to measure the performance of technology-related stocks. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

Please refer to the Performance Overview section for more detailed performance information.

HENNESSY FUNDS	1-800-966-4354
3

Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2022

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Balanced Fund (HBFBX)	1.42%	0.95%	4.15%	4.57%
50/50 Blended DJIA/Treasury Index	-4.03%	-0.80%	6.80%	6.59%
Dow Jones Industrial Average	-7.05%	-0.82%	11.96%	12.20%

Expense ratio: 1.85%

(1)	Periods of less than one year are not annualized.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The 50/50 Blended DJIA/Treasury Index consists of 50% common stocks represented by the Dow Jones Industrial Average and 50% short-duration Treasury securities represented by the ICE BofAML 1-Year U.S. Treasury Note Index, which comprises U.S. Treasury securities maturing in approximately one year. The Dow Jones Industrial Average is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange or The Nasdaq Stock Market LLC. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

The expense ratio presented is from the most recent prospectus. The expense ratio for the current reporting period is available in the Financial Highlights section of this report.

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4

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2022 (Unaudited)

HENNESSY BALANCED FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
U.S. Treasury Bill, 0.630%, 01/26/2023	17.12%
U.S. Treasury Bill, 0.450%, 06/16/2022	9.01%
Chevron Corp.	7.00%
U.S. Treasury Bill, 0.240%, 12/01/2022	6.87%
Merck & Co., Inc.	5.38%
Dow, Inc.	5.00%
The Coca-Cola Co.	4.97%
U.S. Treasury Bill, 0.440%, 05/19/2022	4.85%
U.S. Treasury Bill, 1.420%, 11/03/2022	4.82%
International Business Machines Corp.	4.72%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354
5

COMMON STOCKS – 48.74%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 4.03%
Verizon Communications, Inc.	12,550	$581,065	4.03%

Consumer Staples – 8.75%
The Coca-Cola Co.	11,100	717,171	4.97%
Walgreens Boots Alliance, Inc.	12,850	544,840	3.78%
		1,262,011	8.75%

Energy – 7.00%
Chevron Corp.	6,450	1,010,521	7.00%

Financials – 2.07%
JPMorgan Chase & Co.	2,500	298,400	2.07%

Health Care – 9.98%
Amgen, Inc.	2,850	664,591	4.60%
Merck & Co., Inc.	8,750	776,038	5.38%
		1,440,629	9.98%

Industrials – 3.70%
3M Co.	3,700	533,614	3.70%

Information Technology – 8.21%
Cisco Systems, Inc.	10,300	504,494	3.49%
International Business Machines Corp.	5,150	680,882	4.72%
		1,185,376	8.21%

Materials – 5.00%
Dow, Inc.	10,850	721,525	5.00%

Total Common Stocks
(Cost $6,136,350)		7,033,141	48.74%

The accompanying notes are an integral part of these financial statements.

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6

SCHEDULE OF INVESTMENTS

SHORT-TERM INVESTMENTS – 51.34%	Number of Shares/		% of
	Par Amount	Value	Net Assets
Money Market Funds – 3.18%
First American Government Obligations
Fund, Institutional Class, 0.22% (a)	459,561	$459,561	3.18%

U.S. Treasury Bills – 48.16%
0.440%, 05/19/2022 (b)	700,000	699,988	4.85%
0.450%, 06/16/2022 (b)	1,300,000	1,299,892	9.01%
0.785%, 07/14/2022 (b)	300,000	299,529	2.08%
1.420%, 11/03/2022 (b)	700,000	695,007	4.82%
0.240%, 12/01/2022 (b)	1,000,000	991,761	6.87%
0.630%, 01/26/2023 (b)	2,500,000	2,469,756	17.12%
1.590%, 03/23/2023 (b)	500,000	491,973	3.41%
		6,947,906	48.16%

Total Short-Term Investments
(Cost $7,436,818)		7,407,467	51.34%

Total Investments
(Cost $13,573,168) – 100.08%		14,440,608	100.08%
Liabilities in Excess of Other Assets – (0.08)%		(11,219)	(0.08)%

TOTAL NET ASSETS – 100.00%		$14,429,389	100.00%

Percentages are stated as a percent of net assets.

(a)	The rate listed is the fund’s seven-day yield as of April 30, 2022.
(b)	The rate listed is the discount rate at issue.

Summary of Fair Value Exposure as of April 30, 2022

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2022 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$581,065	$—	$—	$581,065
Consumer Staples	1,262,011	—	—	1,262,011
Energy	1,010,521	—	—	1,010,521
Financials	298,400	—	—	298,400
Health Care	1,440,629	—	—	1,440,629
Industrials	533,614	—	—	533,614
Information Technology	1,185,376	—	—	1,185,376
Materials	721,525	—	—	721,525
Total Common Stocks	$7,033,141	$—	$—	$7,033,141
Short-Term Investments
Money Market Funds	$459,561	$—	$—	$459,561
U.S. Treasury Bills	—	6,947,906	—	6,947,906
Total Short-Term Investments	$459,561	$6,947,906	$—	$7,407,467
Total Investments	$7,492,702	$6,947,906	$—	$14,440,608

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Assets and Liabilities as of April 30, 2022 (Unaudited)

ASSETS:
Investments in securities, at value (cost $13,573,168)	$14,440,608
Dividends and interest receivable	10,618
Receivable for fund shares sold	200
Prepaid expenses and other assets	13,875
Total assets	14,465,301

LIABILITIES:
Payable to advisor	7,262
Payable to administrator	4,273
Payable to auditor	11,228
Accrued distribution fees	1,966
Accrued service fees	1,210
Accrued trustees fees	6,218
Accrued expenses and other payables	3,755
Total liabilities	35,912
NET ASSETS	$14,429,389

NET ASSETS CONSIST OF:
Capital stock	$13,557,813
Total distributable earnings	871,576
Total net assets	$14,429,389

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$14,429,389
Shares issued and outstanding	1,191,149
Net asset value, offering price, and redemption price per share	$12.11

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF ASSETS AND LIABILITIES/STATEMENT OF OPERATIONS

Financial Statements

Statement of Operations for the six months ended April 30, 2022 (Unaudited)

INVESTMENT INCOME:
Dividend income	$132,883
Interest income	8,235
Total investment income	141,118

EXPENSES:
Investment advisory fees (See Note 5)	41,433
Compliance expense (See Note 5)	15,156
Administration, accounting, custody, and transfer agent fees (See Note 5)	13,467
Audit fees	11,222
Distribution fees – Investor Class (See Note 5)	10,358
Federal and state registration fees	9,867
Trustees’ fees and expenses	8,394
Service fees – Investor Class (See Note 5)	6,905
Sub-transfer agent expenses – Investor Class (See Note 5)	3,414
Reports to shareholders	2,896
Legal fees	88
Interest expense (See Note 7)	40
Other expenses	2,265
Total expenses	125,505
NET INVESTMENT INCOME	$15,613

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$14,815
Net change in unrealized appreciation/depreciation on investments	146,245
Net gain on investments	161,060
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$176,673

The accompanying notes are an integral part of these financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2022	Year Ended
	(Unaudited)	October 31, 2021
OPERATIONS:
Net investment income	$15,613	$22,631
Net realized gain on investments	14,815	528,693
Net change in unrealized
appreciation/depreciation on investments	146,245	1,167,646
Net increase in net assets resulting from operations	176,673	1,718,970

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(485,416)	(35,846)
Total distributions	(485,416)	(35,846)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	1,323,647	1,324,997
Dividends reinvested – Investor Class	481,808	35,297
Cost of shares redeemed – Investor Class	(598,519)	(1,500,429)
Net increase (decrease) in net assets derived
from capital share transactions	1,206,936	(140,135)
TOTAL INCREASE IN NET ASSETS	898,193	1,542,989

NET ASSETS:
Beginning of period	13,531,196	11,988,207
End of period	$14,429,389	$13,531,196

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	107,959	107,079
Shares issued to holders as reinvestment
of dividends – Investor Class	40,546	2,986
Shares redeemed – Investor Class	(49,361)	(124,203)
Net increase (decrease) in shares outstanding	99,144	(14,138)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2022
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$12.39

Income from investment operations:
Net investment income	0.02	(1)
Net realized and unrealized gains (losses) on investments	0.15
Total from investment operations	0.17

Less distributions:
Dividends from net investment income	(0.02)
Dividends from net realized gains	(0.43)
Total distributions	(0.45)
Net asset value, end of period	$12.11

TOTAL RETURN	1.42	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$14.43
Ratio of expenses to average net assets	1.82	%(3)
Ratio of net investment income to average net assets	0.23	%(3)
Portfolio turnover rate	7	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2021	2020	2019	2018	2017

$10.84	$12.38	$12.34	$12.88	$12.68

0.02 (1)	0.12 (1)	0.13 (1)	0.09	0.06
1.56	(1.04)	0.59	0.33	1.09
1.58	(0.92)	0.72	0.42	1.15

(0.03)	(0.12)	(0.13)	(0.08)	(0.05)
—	(0.50)	(0.55)	(0.88)	(0.90)
(0.03)	(0.62)	(0.68)	(0.96)	(0.95)
$12.39	$10.84	$12.38	$12.34	$12.88

14.62%	-7.84%	6.05%	3.46%	9.56%

$13.53	$11.99	$12.30	$11.62	$12.24
1.85%	1.89%	1.88%	1.84%	1.82%
0.17%	1.05%	1.04%	0.70%	0.45%
31%	42%	52%	21%	31%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements April 30, 2022 (Unaudited)

1).  ORGANIZATION

The Hennessy Balanced Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is a combination of capital appreciation and current income. The Fund is a non-diversified fund and offers Investor Class shares.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities

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NOTES TO THE FINANCIAL STATEMENTS

are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid at the end of each calendar quarter. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds are required to comply with Rule 18f-4 by August 19, 2022. The impact, if any, that Rule 18f-4 will have on the availability, liquidity, and performance of derivatives is unclear. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund. When fully implemented, Rule 18f-4 may require changes in how the Fund uses derivatives, adversely affect the Fund’s performance, and increase costs related to the Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in

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determining fair value and the accounting and auditing of fund investments. Funds must comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain

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NOTES TO THE FINANCIAL STATEMENTS

securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2022, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2022, were $557,129 and $467,163, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2022.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.60%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

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The Board has approved a Shareholder Servicing Agreement for the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund. The shareholder service fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”), a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The

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NOTES TO THE FINANCIAL STATEMENTS

compliance fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2022, the Fund had an outstanding average daily balance and a weighted average interest rate of $2,436 and 3.25%, respectively. The interest expensed by the Fund during the six months ended April 30, 2022, is included in the Statement of Operations. The maximum amount outstanding for the Fund during the period was $147,000. As of April 30, 2022, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2021, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$12,851,955
Gross tax unrealized appreciation	$873,298
Gross tax unrealized depreciation	(157,698)
Net tax unrealized appreciation/(depreciation)	$715,600
Undistributed ordinary income	$10,636
Undistributed long-term capital gains	454,083
Total distributable earnings	$464,719
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$1,180,319

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2021, the Fund had no tax-basis capital losses to offset future capital gains. During fiscal year 2021, the capital losses utilized by the Fund were $27,785.

Capital losses sustained in or after fiscal year 2012 can be carried forward indefinitely, but any such loss retains the character of the original loss and must be utilized prior to any loss incurred before fiscal year 2012. As a result of this ordering rule, capital loss carryforwards incurred prior to fiscal year 2012 may be more likely to expire

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unused. Capital losses sustained prior to fiscal year 2012 can be carried forward for eight years and can be carried forward as short-term capital losses regardless of the character of the original loss.

As of October 31, 2021, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2020, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2022 (year to date) and fiscal year 2021, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2022	October 31, 2021
Ordinary income(1)	$31,330	$35,846
Long-term capital gains	454,086	—
Total distributions	$485,416	$35,846

(1) Ordinary income includes short-term capital gains.

9).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2022, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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NOTES TO THE FINANCIAL STATEMENTS /EXPENSE EXAMPLE

Expense Example (Unaudited)
April 30, 2022

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2021, through April 30, 2022.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The example below includes, but is not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2021	April 30, 2022	During Period(1)
Investor Class
Actual	$1,000.00	$1,014.20	$9.09
Hypothetical (5% return before expenses)	$1,000.00	$1,015.77	$9.10

(1)	Expenses are equal to the Fund’s annualized expense ratio of 1.82%, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the half-year period).

HENNESSY FUNDS	1-800-966-4354
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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2021 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 28.96%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign up for eDelivery or elect to receive paper copies as detailed below, you will be notified each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox
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22

PROXY VOTING — BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Board Approval of Investment Advisory
Agreement

At its meeting on March 11, 2022, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory agreement. In addition, the Trustees who are not deemed “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory agreement. As part of their discussion, the Independent Trustees confirmed their understanding of the need to have asked about, and received answers to, any matters that they believed are relevant to determining whether to approve the continuation of the advisory agreement.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory agreement. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory agreement and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q;

(4)	A summary of the advisory agreement;

(5)	A recent Fund fact sheet, which included, among other things, Fund performance over various periods;

(6)	A description of the range of services provided by the Advisor;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund; and

(8)	A memorandum from the Advisor regarding economies of scale.

The Trustees reviewed and discussed all of the information provided by the Advisor. Following this review, and further discussion with the Advisor, the Trustees concluded that the information provided before and at the meeting addressed all of the relevant matters that they wanted to consider in assessing the performance of the Funds and the performance of the Advisor under the advisory agreement, and that said information provided them with a fulsome understanding of the advisory agreement and the services provided by the Advisor.

All of the factors discussed were considered as a whole by the Trustees, as well as by the Independent Trustees meeting in executive session. The Trustees viewed the relevant factors in their totality, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory agreement. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on

HENNESSY FUNDS	1-800-966-4354
23

their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the advisory agreement, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor from serving as an investment advisor to the Fund (other than the advisory fee).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review and an assessment of the Advisor’s performance, the Trustees concluded that the Advisor provides high-quality services to the Fund, and they noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor acts as the portfolio manager for the Fund. In this capacity, the Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio;

(iii)	manages the use of soft dollars for the Fund; and

(iv)	manages proxy voting for the Fund.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of each Fund.

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Fund’s service providers (including their codes of ethics, as appropriate), conducts on-site visits to the Fund’s service providers, as feasible, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

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24

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(f)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(g)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

(h)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(i)	For each annual report of the Fund, the Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

(j)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allow customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(k)
The Advisor pays the incentive compensation of the Fund’s compliance officers and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(l)	The Advisor provides a quarterly compliance certification to the Board.

(m)	The Advisor prepares or reviews all Board materials, presents to and leads discussions with the Board, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees compared the performance of the Fund to benchmark indices over various periods and noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor manages the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted the continuation of the advisory agreement.

(3)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within a reasonable range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory agreement.

(4)
The Trustees also considered whether the Advisor was realizing economies of scale that should be shared with the Fund’s shareholders. The Trustees noted that the majority of expenses incurred to manage the Fund are variable

HENNESSY FUNDS	1-800-966-4354
25

asset-based fees, so the Advisor does not realize material economies of scale relating to these expenses as the assets of the Fund increase. For example, third-party platform fees increase as the Fund’s assets grow.

(5)
The Trustees considered the profitability of the Advisor, including the impact of mutual fund platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(6)	The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees and concluded that this was beneficial to the Fund and its shareholders.

(7)
The Trustees considered any benefits to the Advisor from serving as an advisor to the Fund (other than the advisory fee). The Trustees noted that the Advisor may derive ancillary benefits from, by way of example, its association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor from its relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ finding that the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s own efforts in the performance of its duties under the advisory agreement.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory agreement.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
J. Dennis DeSousa
Robert T. Doyle
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2022

HENNESSY ENERGY TRANSITION FUND

Investor Class  HNRGX
Institutional Class  HNRIX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	16
Expense Example	24
Proxy Voting Policy and Proxy Voting Records	26
Availability of Quarterly Portfolio Schedule	26
Important Notice Regarding Delivery of Shareholder Documents	26
Electronic Delivery	26
Board Approval of Investment Advisory Agreement	27

HENNESSY FUNDS	1-800-966-4354

May 2022

Dear Hennessy Funds Shareholder:

We’d like to start our semi-annual letter with a pause. At the end of 2021, we looked forward to a new year – a potentially calmer year – having come through almost two full years of the coronavirus pandemic. As people, we were aware our lives had changed, but we hoped for a better 2022; as investors, we were aware that the economy was strong and employment was robust, yet challenges loomed, including inflation, supply chain disruptions, and tightening monetary policy; as employees, students, and family members, we recognized much was different, but we sought a return to what’s familiar. What we didn’t know was that a world leader who controls one of the largest militaries on the planet was about to start one of the worst atrocities in Europe since World War II. Our thoughts are with the Ukrainian people, and our hope is for this unjustified, senseless human tragedy to end quickly.

The equity market started 2022 on a high note, with the S&P 500® Index hitting an all-time high on the first trading day of the year. This turned out to be the last hurrah for a market that saw a continuous march higher in 2021, having hit 70 new all-time highs, with a new all-time high being recorded on average every three and a half days. Concerns in the market then coalesced and overpowered bullish sentiment, and the market has spiraled lower throughout 2022. Factors that drove the market lower include: tightening monetary policy as the Federal Reserve has begun raising rates and has announced plans for shrinking its $8.5 trillion asset portfolio; inflation, higher energy costs, and their effects on the domestic and global economies; continued supply chain disruptions; investors’ indiscriminate liquidation of broad-based ETFs and index funds and the detrimental effect on equities; and the near-term and long-term global implications of the Russian invasion of Ukraine.

While markets are adjusting, many positive conditions remain intact. Corporate balance sheets and profits remain strong, GDP growth remains positive, the consumer continues to show resilience in the face of rising prices, cash is abundant both at the corporate and household levels, unemployment is exceptionally low, and our financial system remains healthy. Markets are also experiencing a change in leadership, as value stocks have been outperforming growth stocks, and traditionally defensive sectors such as Utilities and Consumer Staples have been outperforming the broader market. Finally, the Energy sector has soared in 2022, as companies reap the benefits of dramatically higher oil and natural gas prices, and shareholders are rewarded with significantly higher dividends, aggressive buybacks, and higher stock prices after many years of underperformance for the sector.

With history as our guide, we are hopeful that eventually the market may bottom and head higher again. Since the financial crisis of 2008, we have experienced many corrections and many recoveries to new highs. The Dow Jones Industrial Average has dropped over 10% eight times, including the current drop, for a median decline of 14.00%, and on average, it took 45 trading days to drop from peak to trough and 127 trading days to return to the previous peak. Since the current drop has taken longer to go from peak to its recent trough, it may take some time for a recovery in prices to truly take hold.

On a positive note, valuations have come in, and many stocks have become more attractive, especially for longer-term investors. We note, however, that the concept of “historically cheap stocks” does not, on its own, move the market higher. Rather, it is

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2

LETTER TO SHAREHOLDERS

overall capitulation and improving fundamentals that could bring buyers back into the market and reverse any bearish trends. Investors need to see improving company earnings, retreating inflationary trends, a measured pace of interest rate increases globally that does not cause significant economic contraction, hope for a more peaceful and orderly world economic system unconstrained by supply bottlenecks and other hindrances to global trade, and, most importantly, a subsidence of the deleterious effects of the coronavirus pandemic. While that may seem like a “tall order,” we believe that patient investing, focusing on value, quality, and downside risk mitigation, works well over the longer term.

During this tumultuous period, performance of the majority of the Hennessy Funds has been relatively strong when compared to the overall market as well as to our benchmarks. During the six months ended April 30, 2022, the Dow Jones Industrial Average, the S&P 500® Index, and the NASDAQ Composite Index dropped 7.05%, 9.65%, and 20.15%, respectively, on a total return basis. During this period when these three major indices saw significant declines, we were pleased that seven of our 16 Funds posted positive total returns, 10 of our 14 domestic Funds outperformed the S&P 500® Index, and over half of our active funds outperformed their primary benchmarks.

We thank you, our shareholders, for your continued interest in our family of Funds. We are grateful for the trust you put in us, and we will continue to strive to manage our portfolios for long-term performance, ever mindful of downside risk. While volatility and uncertainty may impact the markets in the short-term, we encourage investors to stay the course, maintain a diversified portfolio, and keep a long-term perspective. If you have any questions or would like to speak with us, please don’t hesitate to call us directly at (800) 966-4354. In closing, we would also like to thank all of the healthcare and frontline workers that have worked – and still work – tirelessly throughout the coronavirus pandemic.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The NASDAQ Composite Index comprises all common stocks listed on The NASDAQ Stock Market and is commonly used to measure the performance of technology-related stocks. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

Please refer to the Performance Overview section for more detailed performance information.

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Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2022

	Six	One	Five	Since Inception
	Months(1)	Year	Years	(12/31/13)
Hennessy Energy Transition Fund –
Investor Class (HNRGX)	28.78%	58.26%	4.06%	2.33%
Hennessy Energy Transition Fund –
Institutional Class (HNRIX)	28.95%	58.84%	4.34%	2.58%
S&P 500® Energy Index	33.92%	60.82%	7.03%	2.00%
S&P 500® Index	-9.65%	0.21%	13.66%	12.27%

Expense ratios: 2.96% (Investor Class); 2.61% (Institutional Class)

(1)	Periods of less than one year are not annualized.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods including or prior to October 26, 2018, is that of the BP Capital TwinLine Energy Fund.

The S&P 500® Energy Index comprises those companies included in the S&P 500® that are classified in the Energy sector. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

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PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2022 (Unaudited)

HENNESSY ENERGY TRANSITION FUND
(% of Total Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% TOTAL ASSETS
EOG Resources, Inc.	4.71%
Solaris Oilfield Infrastructure, Inc.	4.51%
EQT Corp.	4.44%
Halliburton Co.	4.41%
Pioneer Natural Resources Co.	4.40%
Cheniere Energy, Inc.	4.40%
Exxon Mobil Corp.	4.40%
Antero Resources Corp.	4.34%
Chevron Corp.	4.29%
Phillips 66	4.16%

Note: The Fund concentrates its investments in the Energy industry. For presentation purposes, the Fund uses custom categories.

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5

COMMON STOCKS – 93.59%	Number		% of
	of Shares	Value	Net Assets
Downstream – 6.98%
Marathon Petroleum Corp.	6,900	$602,094	2.78%
Phillips 66	10,500	910,980	4.20%
		1,513,074	6.98%

Exploration & Production – 40.88%
Antero Resources Corp. (a)	27,000	950,400	4.38%
Comstock Resources, Inc. (a)	19,640	334,469	1.54%
ConocoPhillips	9,145	873,530	4.03%
Coterra Energy, Inc.	26,510	763,223	3.52%
Diamondback Energy, Inc.	6,120	772,528	3.56%
EOG Resources, Inc.	8,830	1,030,991	4.75%
EQT Corp.	24,500	973,875	4.49%
Magnolia Oil & Gas Corp.	21,600	501,984	2.32%
PDC Energy, Inc.	12,090	843,157	3.89%
Pioneer Natural Resources Co.	4,150	964,751	4.45%
Suncor Energy, Inc. (b)	23,860	857,528	3.95%
		8,866,436	40.88%

Integrated – 8.77%
Chevron Corp.	6,000	940,020	4.33%
Exxon Mobil Corp.	11,300	963,325	4.44%
		1,903,345	8.77%

Midstream – 4.44%
Cheniere Energy, Inc.	7,100	964,251	4.44%

Oil Services – 25.21%
Halliburton Co.	27,150	967,083	4.46%
Helmerich & Payne, Inc.	12,000	552,360	2.55%
Newpark Resources, Inc. (a)	125,950	439,565	2.03%
Schlumberger Ltd. (b)	23,210	905,422	4.17%
Select Energy Services, Inc. (a)	52,660	408,642	1.88%
Solaris Oilfield Infrastructure, Inc.	87,920	989,100	4.56%
TechnipFMC PLC (a)(b)	65,240	451,461	2.08%
Tenaris SA – ADR (b)	25,000	754,500	3.48%
		5,468,133	25.21%

The accompanying notes are an integral part of these financial statements.

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6

SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Utility – 7.31%
Freeport-McMoRan, Inc.	19,220	$779,371	3.59%
NextEra Energy, Inc.	4,770	338,765	1.56%
OGE Energy Corp.	12,100	468,028	2.16%
		1,586,164	7.31%

Total Common Stocks
(Cost $13,517,516)		20,301,403	93.59%

PARTNERSHIPS & TRUSTS – 6.01%

Midstream – 6.01%
MPLX LP	15,104	488,765	2.25%
Plains All American Pipeline LP	78,710	815,436	3.76%

Total Partnerships & Trusts
(Cost $1,458,831)		1,304,201	6.01%

SHORT-TERM INVESTMENTS – 0.00%

Money Market Funds – 0.00%
First American Government Obligations Fund,
Institutional Class, 0.22% (c)	47	47	0.00%

Total Short-Term Investments
(Cost $47)		47	0.00%

Total Investments
(Cost $14,976,394) – 99.60%		21,605,651	99.60%
Other Assets in Excess of Liabilities – 0.40%		85,760	0.40%

TOTAL NET ASSETS – 100.00%		$21,691,411	100.00%

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
(a)	Non-income-producing security.
(b)	U.S.-traded security of a foreign corporation.
(c)	The rate listed is the fund’s seven-day yield as of April 30, 2022.

The accompanying notes are an integral part of these financial statements.

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7

Summary of Fair Value Exposure as of April 30, 2022

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2022 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Downstream	$1,513,074	$—	$—	$1,513,074
Exploration & Production	8,866,436	—	—	8,866,436
Integrated	1,903,345	—	—	1,903,345
Midstream	964,251	—	—	964,251
Oil Services	5,468,133	—	—	5,468,133
Utility	1,586,164	—	—	1,586,164
Total Common Stocks	$20,301,403	$—	$—	$20,301,403
Partnerships & Trusts
Midstream	$1,304,201	$—	$—	$1,304,201
Total Partnerships & Trusts	$1,304,201	$—	$—	$1,304,201
Short-Term Investments
Money Market Funds	$47	$—	$—	$47
Total Short-Term Investments	$47	$—	$—	$47
Total Investments	$21,605,651	$—	$—	$21,605,651

The accompanying notes are an integral part of these financial statements.

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8

SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of April 30, 2022 (Unaudited)

ASSETS:
Investments in securities, at value (cost $14,976,394)	$21,605,651
Dividends and interest receivable	2,943
Receivable for fund shares sold	18,307
Receivable for securities sold	247,191
Return of capital receivable	17,119
Prepaid expenses and other assets	20,842
Total assets	21,912,053

LIABILITIES:
Loans payable	168,000
Payable for fund shares redeemed	8,069
Payable to advisor	23,530
Payable to auditor	11,504
Accrued distribution fees	1,909
Accrued service fees	739
Accrued trustees fees	6,165
Accrued expenses and other payables	726
Total liabilities	220,642
NET ASSETS	$21,691,411

NET ASSETS CONSISTS OF:
Capital stock	$56,934,742
Accumulated deficit	(35,243,331)
Total net assets	$21,691,411

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$9,102,899
Shares issued and outstanding	436,824
Net asset value, offering price, and redemption price per share	$20.84

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$12,588,512
Shares issued and outstanding	594,264
Net asset value, offering price, and redemption price per share	$21.18

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the six months ended April 30, 2022 (Unaudited)

INVESTMENT INCOME:
Distributions received from master limited partnerships	$67,157
Return of capital on distributions received	(67,157)
Dividend income from common stock(1)	255,017
Interest income	108
Total investment income	255,125

EXPENSES:
Investment advisory fees (See Note 5)	119,604
Administration, accounting, custody, and transfer agent fees (See Note 5)	16,877
Federal and state registration fees	16,290
Compliance expense (See Note 5)	15,156
Audit fees	11,496
Sub-transfer agent expenses – Investor Class (See Note 5)	5,490
Sub-transfer agent expenses – Institutional Class (See Note 5)	3,947
Trustees’ fees and expenses	8,394
Distribution fees – Investor Class (See Note 5)	5,587
Reports to shareholders	4,251
Service fees – Investor Class (See Note 5)	3,724
Interest expense (See Note 7)	261
Other expenses	2,593
Total expenses before waiver	213,670
Service provider expense waiver (See Note 5)	(16,877)
Net expenses	196,793
NET INVESTMENT INCOME	$58,332

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$815,269
Net change in unrealized appreciation/depreciation on investments	4,169,030
Net gain on investments	4,984,299
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,042,631

(1)	Net of foreign taxes withheld of $2,515.

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2022	Year Ended
	(Unaudited)	October 31, 2021
OPERATIONS:
Net investment income	$58,332	$45,083
Net realized gain on investments	815,269	1,234,155
Net change in unrealized
appreciation/depreciation on investments	4,169,030	5,107,361
Net increase in net assets resulting from operations	5,042,631	6,386,599

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(751,147)	—
Distributable earnings – Institutional Class	(1,188,176)	—
Total distributions	(1,939,323)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	3,732,351	7,710,426
Proceeds from shares subscribed – Institutional Class	3,075,803	5,598,042
Dividends reinvested – Investor Class	698,292	—
Dividends reinvested – Institutional Class	1,181,355	—
Cost of shares redeemed – Investor Class	(3,162,354)	(6,158,757)
Cost of shares redeemed – Institutional Class	(3,188,118)	(3,599,017)
Net increase in net assets derived
from capital share transactions	2,337,329	3,550,694
TOTAL INCREASE IN NET ASSETS	5,440,637	9,937,293

NET ASSETS:
Beginning of period	16,250,774	6,313,481
End of period	$21,691,411	$16,250,774

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	190,543	521,054
Shares sold – Institutional Class	171,535	329,240
Shares issued to holders as reinvestment
of dividends – Investor Class	44,449	—
Shares issued to holders as reinvestment
of dividends – Institutional Class	74,066	—
Shares redeemed – Investor Class	(169,704)	(435,171)
Shares redeemed – Institutional Class	(159,430)	(252,362)
Net increase in shares outstanding	151,459	162,761

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2022
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$18.31

Income from investment operations:
Net investment income (loss)(2)	0.04
Net realized and unrealized gains (losses) on investments	4.56
Total from investment operations	4.60

Less distributions:
Dividends from net investment income	(2.07)
Total distributions	(2.07)
Net asset value, end of period	$20.84

TOTAL RETURN	28.78	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$9.10
Ratio of expenses to average net assets:
Before expense reimbursement	2.44	%(4)
After expense reimbursement	2.26	%(4)(6)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	0.25	%(4)
After expense reimbursement	0.43	%(4)
Portfolio turnover rate(7)	16	%(3)

(1)	The period ended October 31, 2018, consists of 11 months due to the Fund’s fiscal year end change from November 30 to October 31, effective October 26, 2018.
(2)	Calculated using the average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.
(5)	The Fund had an expense limitation agreement in place through October 25, 2020.
(6)	Certain service provider expenses were voluntarily waived during the period.
(7)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,					Period Ended October 31,		Year Ended November 30,
2021		2020		2019	2018(1)		2017	2016

$8.74		$14.08		$18.32	$19.47		$20.54	$16.41

0.06		0.04		(0.07)	(0.20)		(0.23)	(0.15)
9.51		(5.38)		(4.17)	(0.95)		(0.84)	4.28
9.57		(5.34)		(4.24)	(1.15)		(1.07)	4.13

—		—		—	—		—	—
—		—		—	—		—	—
$18.31		$8.74		$14.08	$18.32		$19.47	$20.54

109.50%		-37.93%		-23.14%	-5.91	%(3)	-5.21%	25.17%

$6.80		$2.50		$6.83	$18.16		$22.66	$19.64

2.96%		2.59%		1.97%	1.82	%(4)	1.87%	1.89%
2.74	%(6)	2.03	%(5)(6)	1.97%	1.82	%(4)	1.87%	1.89%

0.16%		(0.18)%		(0.46)%	(1.05	)%(4)	(1.21)%	(0.92)%
0.38%		0.38%		(0.46)%	(1.05	)%(4)	(1.21)%	(0.92)%
74%		73%		87%	72	%(3)	84%	83%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2022
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$18.60

Income from investment operations:
Net investment income (loss)(2)	0.07
Net realized and unrealized gains (losses) on investments	4.62
Total from investment operations	4.69

Less distributions:
Dividends from net investment income	(2.11)
Total distributions	(2.11)
Net asset value, end of period	$21.18

TOTAL RETURN	28.95	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$12.59
Ratio of expenses to average net assets:
Before expense reimbursement	2.11	%(4)
After expense reimbursement	1.93	%(4)(6)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	0.55	%(4)
After expense reimbursement	0.73	%(4)
Portfolio turnover rate(7)	16	%(3)

(1)	The period ended October 31, 2018, consists of 11 months due to the Fund’s fiscal year end change from November 30 to October 31, effective October 26, 2018.
(2)	Calculated using the average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.
(5)	The Fund had an expense limitation agreement in place through October 25, 2020.
(6)	Certain service provider expenses were voluntarily waived during the period.
(7)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,					Period Ended October 31,		Year Ended November 30,
2021		2020		2019	2018(1)		2017	2016

$8.85		$14.26		$18.50	$19.61		$20.64	$16.46

0.07		0.12		(0.02)	(0.15)		(0.19)	(0.11)
9.68		(5.50)		(4.22)	(0.96)		(0.84)	4.32
9.75		(5.38)		(4.24)	(1.11)		(1.03)	4.21

—		(0.03)		—	—		—	(0.03)
—		(0.03)		—	—		—	(0.03)
$18.60		$8.85		$14.26	$18.50		$19.61	$20.64

110.17%		-37.80%		-22.92%	-5.66	%(3)	-4.99%	25.61%

$9.45		$3.82		$44.37	$78.81		$122.45	$126.92

2.61%		2.01%		1.66%	1.57	%(4)	1.62%	1.60%
2.39	%(6)	1.77	%(5)(6)	1.66%	1.57	%(4)	1.62%	1.60%

0.22%		0.79%		(0.12)%	(0.79	)%(4)	(0.98)%	(0.65)%
0.44%		1.03%		(0.12)%	(0.79	)%(4)	(0.98)%	(0.65)%
74%		73%		87%	72	%(3)	84%	83%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements April 30, 2022 (Unaudited)

1).  ORGANIZATION

The Hennessy Energy Transition Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to seek total return. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes and investments in companies organized as partnerships for tax purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

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16

NOTES TO THE FINANCIAL STATEMENTS

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally consist of ordinary income, capital gains, and return of capital. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from the MLPs and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Partnership Accounting Policy – To the extent the Fund receives distributions from underlying partnerships in which it invests, the Fund records its pro rata share of income/loss and capital gains/losses and accordingly adjusts the cost basis of the underlying partnerships for return of capital.

j).
Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of

HENNESSY FUNDS	1-800-966-4354
17

the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds are required to comply with Rule 18f-4 by August 19, 2022. The impact, if any, that Rule 18f-4 will have on the availability, liquidity, and performance of derivatives is unclear. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund. When fully implemented, Rule 18f-4 may require changes in how the Fund uses derivatives, adversely affect the Fund’s performance, and increase costs related to the Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. Funds must comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, MLPs, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”)

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18

NOTES TO THE FINANCIAL STATEMENTS

generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that

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19

reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2022, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2022, were 3,949,026 and $3,031,834, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2022.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 1.25%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

Prior to January 31, 2022, the Advisor delegated the day-to-day management of the Fund to a sub-advisor. Effective January 31, 2022, the sub-advisory agreement between BP Capital Fund Advisors, LLC and the Advisor was terminated. The Advisor paid the sub-advisory fees from its own assets, and these fees were not an additional expense of the Fund. From November 1, 2021, through January 31, 2022, the Advisor (not the Fund) paid a sub-advisory fee at the rate of 0.40% of the daily net assets of the Fund.

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20

NOTES TO THE FINANCIAL STATEMENTS

From October 26, 2018, through October 25, 2020, the Advisor contractually agreed to limit total annual operating expenses to 2.00% of the Fund’s net assets for Investor Class shares and 1.75% of the Fund’s net assets for Institutional Class shares (in each case, excluding all federal, state, and local taxes, interest, brokerage commissions, dividend and interest expenses on short sales, extraordinary items, and acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities).

For three years following the date on which expenses were waived or incurred, the Advisor may recoup waived or reimbursed expenses from the Fund if total operating expenses, including such recoupment, does not exceed the expense limitation in effect (i) at the time the Advisor waived or reimbursed such expenses and (ii) at the time the Advisor recoups such expenses. As of April 30, 2022, expenses subject to potential recovery were $22,749 for Investor Class shares and $38,580 for Institutional Class shares, both of which expire in fiscal year 2023. The Advisor did not recoup expenses from the Fund during the six months ended April 30, 2022.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing

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agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations. Fund Services has voluntarily waived all or a portion of its fees for the Fund. The fees voluntarily waived by Fund Services during the six months ended April 30, 2022, are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”), a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2022, the Fund had an outstanding average daily balance and a weighted average interest rate of $14,812 and 3.50%, respectively. The interest expensed by the Fund during the six months ended April 30, 2022, is included in the Statement of Operations. The maximum amount outstanding for the Fund during the period was $529,000. As of April 30, 2022, the Fund had a loan payable of $168,000.

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NOTES TO THE FINANCIAL STATEMENTS

8).  FEDERAL TAX INFORMATION

As of October 31, 2021, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$14,993,677
Gross tax unrealized appreciation	$3,082,255
Gross tax unrealized depreciation	(1,734,192)
Net tax unrealized appreciation/(depreciation)	$1,348,063
Undistributed ordinary income	$1,939,323
Undistributed long-term capital gains	—
Total distributable earnings	$1,939,323
Other accumulated gain/(loss)	$(41,634,025)
Total accumulated gain/(loss)	$(38,346,639)

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales and partnership adjustments.

As of October 31, 2021, the Fund had $22,971,925 in unlimited long-term and $18,662,100 in unlimited short-term capital loss carryforwards.

Capital losses sustained in or after fiscal year 2012 can be carried forward indefinitely, but any such loss retains the character of the original loss and must be utilized prior to any loss incurred before fiscal year 2012. As a result of this ordering rule, capital loss carryforwards incurred prior to fiscal year 2012 may be more likely to expire unused. Capital losses sustained prior to fiscal year 2012 can be carried forward for eight years and can be carried forward as short-term capital losses regardless of the character of the original loss.

As of October 31, 2021, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2020, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2022 (year to date) and fiscal year 2021, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2022	October 31, 2021
Ordinary income(1)	$1,939,323	$—
Long-term capital gains	—	—
Total distributions	$1,939,323	$—

(1) Ordinary income includes short-term capital gains.

9).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2022, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Expense Example (Unaudited)
April 30, 2022

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2021, through April 30, 2022.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2021	April 30, 2022	During Period(1)
Investor Class
Actual	$1,000.00	$1,287.80	$12.82
Hypothetical (5% return before expenses)	$1,000.00	$1,013.59	$11.28

Institutional Class
Actual	$1,000.00	$1,289.50	$10.96
Hypothetical (5% return before expenses)	$1,000.00	$1,015.22	$ 9.64

(1)
Expenses are equal to the Fund’s annualized expense ratio of 2.26% for Investor Class shares or 1.93% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign up for eDelivery or elect to receive paper copies as detailed below, you will be notified each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

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PROXY VOTING — BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Board Approval of Investment Advisory
Agreement

At its meeting on March 11, 2022, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory agreement. In addition, the Trustees who are not deemed “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory agreement. As part of their discussion, the Independent Trustees confirmed their understanding of the need to have asked about, and received answers to, any matters that they believed are relevant to determining whether to approve the continuation of the advisory agreement.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory agreement. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory agreement and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q;

(4)	A summary of the advisory agreement;

(5)	A recent Fund fact sheet, which included, among other things, Fund performance over various periods;

(6)	A description of the range of services provided by the Advisor;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund; and

(8)	A memorandum from the Advisor regarding economies of scale.

The Trustees reviewed and discussed all of the information provided by the Advisor. Following this review, and further discussion with the Advisor, the Trustees concluded that the information provided before and at the meeting addressed all of the relevant matters that they wanted to consider in assessing the performance of the Funds and the performance of the Advisor under the advisory agreement, and that said information provided them with a fulsome understanding of the advisory agreement and the services provided by the Advisor.

All of the factors discussed were considered as a whole by the Trustees, as well as by the Independent Trustees meeting in executive session. The Trustees viewed the relevant factors in their totality, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory agreement. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on

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their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the advisory agreement, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor from serving as an investment advisor to the Fund (other than the advisory fee).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review and an assessment of the Advisor’s performance, the Trustees concluded that the Advisor provides high-quality services to the Fund, and they noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor acts as the portfolio manager for the Fund. In this capacity, the Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio;

(iii)	manages the use of soft dollars for the Fund; and

(iv)	manages proxy voting for the Fund.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of each Fund.

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Fund’s service providers (including their codes of ethics, as appropriate), conducts on-site visits to the Fund’s service providers, as feasible, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(f)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(g)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

(h)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(i)	For each annual report of the Fund, the Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

(j)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allow customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(k)
The Advisor pays the incentive compensation of the Fund’s compliance officers and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(l)	The Advisor provides a quarterly compliance certification to the Board.

(m)	The Advisor prepares or reviews all Board materials, presents to and leads discussions with the Board, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees compared the performance of the Fund to benchmark indices over various periods and noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor manages the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted the continuation of the advisory agreement.

(3)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within a reasonable range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory agreement.

(4)
The Trustees also considered whether the Advisor was realizing economies of scale that should be shared with the Fund’s shareholders. The Trustees noted that the majority of expenses incurred to manage the Fund are variable

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asset-based fees, so the Advisor does not realize material economies of scale relating to these expenses as the assets of the Fund increase. For example, third-party platform fees increase as the Fund’s assets grow.

(5)
The Trustees considered the profitability of the Advisor, including the impact of mutual fund platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(6)	The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees and concluded that this was beneficial to the Fund and its shareholders.

(7)
The Trustees considered any benefits to the Advisor from serving as an advisor to the Fund (other than the advisory fee). The Trustees noted that the Advisor may derive ancillary benefits from, by way of example, its association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor from its relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ finding that the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s own efforts in the performance of its duties under the advisory agreement.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory agreement.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
J. Dennis DeSousa
Robert T. Doyle
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2022

HENNESSY MIDSTREAM FUND

Investor Class  HMSFX
Institutional Class  HMSIX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	16
Expense Example	26
Proxy Voting Policy and Proxy Voting Records	28
Availability of Quarterly Portfolio Schedule	28
Federal Tax Distribution Information	28
Important Notice Regarding Delivery of Shareholder Documents	28
Electronic Delivery	28
Board Approval of Investment Advisory Agreement	29

HENNESSY FUNDS	1-800-966-4354

May 2022

Dear Hennessy Funds Shareholder:

We’d like to start our semi-annual letter with a pause. At the end of 2021, we looked forward to a new year – a potentially calmer year – having come through almost two full years of the coronavirus pandemic. As people, we were aware our lives had changed, but we hoped for a better 2022; as investors, we were aware that the economy was strong and employment was robust, yet challenges loomed, including inflation, supply chain disruptions, and tightening monetary policy; as employees, students, and family members, we recognized much was different, but we sought a return to what’s familiar. What we didn’t know was that a world leader who controls one of the largest militaries on the planet was about to start one of the worst atrocities in Europe since World War II. Our thoughts are with the Ukrainian people, and our hope is for this unjustified, senseless human tragedy to end quickly.

The equity market started 2022 on a high note, with the S&P 500® Index hitting an all-time high on the first trading day of the year. This turned out to be the last hurrah for a market that saw a continuous march higher in 2021, having hit 70 new all-time highs, with a new all-time high being recorded on average every three and a half days. Concerns in the market then coalesced and overpowered bullish sentiment, and the market has spiraled lower throughout 2022. Factors that drove the market lower include: tightening monetary policy as the Federal Reserve has begun raising rates and has announced plans for shrinking its $8.5 trillion asset portfolio; inflation, higher energy costs, and their effects on the domestic and global economies; continued supply chain disruptions; investors’ indiscriminate liquidation of broad-based ETFs and index funds and the detrimental effect on equities; and the near-term and long-term global implications of the Russian invasion of Ukraine.

While markets are adjusting, many positive conditions remain intact. Corporate balance sheets and profits remain strong, GDP growth remains positive, the consumer continues to show resilience in the face of rising prices, cash is abundant both at the corporate and household levels, unemployment is exceptionally low, and our financial system remains healthy. Markets are also experiencing a change in leadership, as value stocks have been outperforming growth stocks, and traditionally defensive sectors such as Utilities and Consumer Staples have been outperforming the broader market. Finally, the Energy sector has soared in 2022, as companies reap the benefits of dramatically higher oil and natural gas prices, and shareholders are rewarded with significantly higher dividends, aggressive buybacks, and higher stock prices after many years of underperformance for the sector.

With history as our guide, we are hopeful that eventually the market may bottom and head higher again. Since the financial crisis of 2008, we have experienced many corrections and many recoveries to new highs. The Dow Jones Industrial Average has dropped over 10% eight times, including the current drop, for a median decline of 14.00%, and on average, it took 45 trading days to drop from peak to trough and 127 trading days to return to the previous peak. Since the current drop has taken longer to go from peak to its recent trough, it may take some time for a recovery in prices to truly take hold.

On a positive note, valuations have come in, and many stocks have become more attractive, especially for longer-term investors. We note, however, that the concept of “historically cheap stocks” does not, on its own, move the market higher. Rather, it is

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2

LETTER TO SHAREHOLDERS

overall capitulation and improving fundamentals that could bring buyers back into the market and reverse any bearish trends. Investors need to see improving company earnings, retreating inflationary trends, a measured pace of interest rate increases globally that does not cause significant economic contraction, hope for a more peaceful and orderly world economic system unconstrained by supply bottlenecks and other hindrances to global trade, and, most importantly, a subsidence of the deleterious effects of the coronavirus pandemic. While that may seem like a “tall order,” we believe that patient investing, focusing on value, quality, and downside risk mitigation, works well over the longer term.

During this tumultuous period, performance of the majority of the Hennessy Funds has been relatively strong when compared to the overall market as well as to our benchmarks. During the six months ended April 30, 2022, the Dow Jones Industrial Average, the S&P 500® Index, and the NASDAQ Composite Index dropped 7.05%, 9.65%, and 20.15%, respectively, on a total return basis. During this period when these three major indices saw significant declines, we were pleased that seven of our 16 Funds posted positive total returns, 10 of our 14 domestic Funds outperformed the S&P 500® Index, and over half of our active funds outperformed their primary benchmarks.

We thank you, our shareholders, for your continued interest in our family of Funds. We are grateful for the trust you put in us, and we will continue to strive to manage our portfolios for long-term performance, ever mindful of downside risk. While volatility and uncertainty may impact the markets in the short-term, we encourage investors to stay the course, maintain a diversified portfolio, and keep a long-term perspective. If you have any questions or would like to speak with us, please don’t hesitate to call us directly at (800) 966-4354. In closing, we would also like to thank all of the healthcare and frontline workers that have worked – and still work – tirelessly throughout the coronavirus pandemic.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The NASDAQ Composite Index comprises all common stocks listed on The NASDAQ Stock Market and is commonly used to measure the performance of technology-related stocks. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

Please refer to the Performance Overview section for more detailed performance information.

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Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2022

	Six	One	Five	Since Inception
	Months(1)	Year	Years	(12/31/13)
Hennessy Midstream Fund –
Investor Class (HMSFX)	14.52%	31.65%	-1.45%	-0.98%
Hennessy Midstream Fund –
Institutional Class (HMSIX)	14.69%	31.99%	-1.22%	-0.73%
Alerian US Midstream Energy Index	16.51%	37.51%	5.06%	2.72%
S&P 500® Index	-9.65%	0.21%	13.66%	12.27%

Expense ratios:	Gross 2.11%, Net 1.76%(2) (Investor Class);
Gross 1.74%, Net 1.51%(2) (Institutional Class)

(1)	Periods of less than one year are not annualized.
(2)	The Fund’s investment advisor has contractually agreed to limit expenses until February 28, 2023.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods including or prior to October 26, 2018, is that of the BP Capital TwinLine MLP Fund.

The Alerian US Midstream Energy Index comprises companies that earn a majority of their cash flows from midstream activities involving energy commodities. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The Alerian US Midstream Energy Index is a servicemark of GKD Index Partners, LLC d/b/a Alerian (“Alerian”), and its use is granted under a license from Alerian. Alerian makes no express or implied warranties, representations, or promises regarding the originality, merchantability, suitability, or fitness for a particular purpose or use with respect to the Alerian indices. No party may rely on, and Alerian does not accept any liability for any errors, omissions, interruptions, or defects in, the Alerian indices or underlying data. In no event shall Alerian have any liability for any direct, indirect, special, incidental, punitive, consequential, or other damages (including lost profits), even if notified of the possibility of such damages.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

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PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2022 (Unaudited)

HENNESSY MIDSTREAM FUND
(% of Total Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% TOTAL ASSETS
Energy Transfer LP	14.05%
Enterprise Products Partners LP	10.85%
MPLX LP	10.23%
Targa Resources Corp.	8.86%
The Williams Companies, Inc.	8.04%
Plains All American Pipeline LP	7.72%
ONEOK, Inc.	7.18%
Kinder Morgan, Inc.	6.54%
DCP Midstream LP	5.07%
Western Midstream Partners LP	4.46%

Note: The Fund concentrates its investments in the Energy industry. For presentation purposes, the Fund uses custom categories.

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COMMON STOCKS – 39.48%	Number		% of
	of Shares	Value	Net Assets
Crude Oil & Refined Products – 1.99%
Enbridge, Inc. (a)	21,500	$938,260	1.99%

Gathering & Processing – 13.58%
Antero Midstream Corp.	89,000	914,030	1.94%
EnLink Midstream LLC	132,000	1,302,840	2.76%
Targa Resources Corp.	57,000	4,184,370	8.88%
		6,401,240	13.58%

Natural Gas/NGL Transportation – 23.91%
DT Midstream, Inc.	18,500	994,375	2.11%
Kinder Morgan, Inc.	170,090	3,087,133	6.55%
ONEOK, Inc.	53,526	3,389,802	7.20%
The Williams Companies, Inc.	110,652	3,794,257	8.05%
		11,265,567	23.91%

Total Common Stocks
(Cost $10,727,032)		18,605,067	39.48%

PARTNERSHIPS & TRUSTS – 56.43%

Crude Oil & Refined Products – 21.95%
Genesis Energy LP	65,000	713,700	1.51%
Magellan Midstream Partners LP	23,900	1,157,955	2.46%
MPLX LP	149,249	4,829,698	10.25%
Plains All American Pipeline LP	351,526	3,641,809	7.73%
		10,343,162	21.95%

Gathering & Processing – 4.46%
Western Midstream Partners LP	87,000	2,104,530	4.46%

Natural Gas/NGL Transportation – 30.02%
DCP Midstream LP	70,000	2,394,000	5.08%
Energy Transfer LP	598,700	6,633,596	14.08%
Enterprise Products Partners LP	197,600	5,119,816	10.86%
		14,147,412	30.02%

Total Partnerships & Trusts
(Cost $18,223,291)		26,595,104	56.43%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

SHORT-TERM INVESTMENTS – 3.24%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 3.24%
First American Government Obligations Fund,
Institutional Class, 0.22% (b)	1,526,087	$1,526,087	3.24%

Total Short-Term Investments
(Cost $1,526,087)		1,526,087	3.24%

Total Investments
(Cost $30,476,410) – 99.15%		46,726,258	99.15%
Other Assets in Excess of Liabilities – 0.85%		401,845	0.85%

TOTAL NET ASSETS – 100.00%		$47,128,103	100.00%

Percentages are stated as a percent of net assets.

(a)	U.S.-traded security of a foreign corporation.
(b)	The rate listed is the fund’s seven-day yield as of April 30, 2022.

Summary of Fair Value Exposure as of April 30, 2022

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2022 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Crude Oil & Refined Products	$938,260	$—	$—	$938,260
Gathering & Processing	6,401,240	—	—	6,401,240
Natural Gas/NGL Transportation	11,265,567	—	—	11,265,567
Total Common Stocks	$18,605,067	$—	$—	$18,605,067
Partnerships & Trusts
Crude Oil & Refined Products	$10,343,162	$—	$—	$10,343,162
Gathering & Processing	2,104,530	—	—	2,104,530
Natural Gas/NGL Transportation	14,147,412	—	—	14,147,412
Total Partnerships & Trusts	$26,595,104	$—	$—	$26,595,104
Short-Term Investments
Money Market Funds	$1,526,087	$—	$—	$1,526,087
Total Short-Term Investments	$1,526,087	$—	$—	$1,526,087
Total Investments	$46,726,258	$—	$—	$46,726,258

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Assets and Liabilities as of April 30, 2022 (Unaudited)

ASSETS:
Investments in securities, at value (cost $30,476,410)	$46,726,258
Dividends and interest receivable	48,412
Receivable for fund shares sold	28,000
Return of capital receivable	377,635
Deferred income tax	—
Prepaid expenses and other assets	22,885
Total assets	47,203,190

LIABILITIES:
Payable to advisor	43,797
Payable to auditor	20,372
Accrued distribution fees	1,542
Accrued service fees	795
Accrued trustees fees	6,320
Accrued expenses and other payables	2,261
Total liabilities	75,087
NET ASSETS	$47,128,103

NET ASSETS CONSISTS OF:
Capital stock	$56,502,426
Accumulated deficit	(9,374,323)
Total net assets	$47,128,103

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$9,455,568
Shares issued and outstanding	1,013,464
Net asset value, offering price, and redemption price per share	$9.33

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$37,672,535
Shares issued and outstanding	3,915,955
Net asset value, offering price, and redemption price per share	$9.62

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF ASSETS AND LIABILITIES/STATEMENT OF OPERATIONS

Financial Statements

Statement of Operations for the six months ended April 30, 2022 (Unaudited)

INVESTMENT INCOME:
Distributions received from master limited partnerships	$988,833
Return of capital on distributions received	(988,833)
Dividend income(1)	254,462
Interest income	470
Total investment income	254,932

EXPENSES:
Investment advisory fees (See Note 5)	224,775
Administration, accounting, custody, and transfer agent fees (See Note 5)	28,940
Audit fees	20,365
Sub-transfer agent expenses – Investor Class (See Note 5)	6,617
Sub-transfer agent expenses – Institutional Class (See Note 5)	10,313
Federal and state registration fees	15,654
Compliance expense (See Note 5)	15,156
Trustees’ fees and expenses	8,487
Distribution fees – Investor Class (See Note 5)	5,809
Reports to shareholders	5,714
Service fees – Investor Class (See Note 5)	3,872
Income tax expense	900
Legal fees	548
Other expenses	5,797
Total expenses before waivers and reimbursements	352,947
Service provider expense waiver (See Note 5)	(28,940)
Expense reimbursement by advisor – Investor Class (See Note 5)	(4,805)
Expense reimbursement by advisor – Institutional Class (See Note 5)	(2,111)
Net expenses	317,091
NET INVESTMENT LOSS	$(62,159)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$104,009
Net change in unrealized appreciation/depreciation on investments	5,765,419
Income tax expense	—
Net gain on investments	5,869,428
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,807,269

(1)	Net of foreign taxes withheld of $4,913.

The accompanying notes are an integral part of these financial statements.

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10

STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2022	Year Ended
	(Unaudited)	October 31, 2021
OPERATIONS:
Net investment loss	$(62,159)	$(230,996)
Net realized gain on investments	104,009	357,263
Net change in unrealized
appreciation/deprecation on investments	5,765,419	17,111,950
Net increase in net assets resulting from operations	5,807,269	17,238,217

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Return of capital – Investor Class	(442,182)	(756,323)
Return of capital – Institutional Class	(1,841,310)	(3,420,217)
Total distributions	(2,283,492)	(4,176,540)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	2,454,841	2,502,132
Proceeds from shares subscribed – Institutional Class	5,069,747	3,761,293
Dividends reinvested – Investor Class	372,557	677,429
Dividends reinvested – Institutional Class	1,721,319	3,185,818
Cost of shares redeemed – Investor Class	(724,800)	(2,532,516)
Cost of shares redeemed – Institutional Class	(2,456,451)	(5,635,003)
Net increase in net assets derived
from capital share transactions	6,437,213	1,959,153
TOTAL INCREASE IN NET ASSETS	9,960,990	15,020,830

NET ASSETS:
Beginning of period	37,167,113	22,146,283
End of period	$47,128,103	$37,167,113

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	274,006	321,069
Shares sold – Institutional Class	570,412	490,595
Shares issued to holders as reinvestment
of dividends – Investor Class	44,513	89,396
Shares issued to holders as reinvestment
of dividends – Institutional Class	200,654	410,703
Shares redeemed – Investor Class	(80,972)	(320,846)
Shares redeemed – Institutional Class	(274,716)	(711,400)
Net increase in shares outstanding	733,897	279,517

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2022
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$8.66

Income from investment operations:
Net investment loss(2)(3)	(0.02)
Net realized and unrealized gains (losses) on investments	1.21
Total from investment operations	1.19

Less distributions:
Dividends from return of capital	(0.52)
Total distributions	(0.52)
Net asset value, end of period	$9.33

TOTAL RETURN	14.52	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$9.46
Ratio of expenses to average net assets:
Before expense reimbursement	2.02	%(5)
After expense reimbursement	1.75	%(5)(6)
Ratio of net investment loss to average net assets:
Before expense reimbursement(3)	(0.74	)%(5)
After expense reimbursement(3)	(0.47	)%(5)
Portfolio turnover rate(7)	6	%(4)

(1)	The period ended October 31, 2018, consists of 11 months due to the Fund’s fiscal year end change from November 30 to October 31, effective October 26, 2018.
(2)	Calculated using the average shares outstanding method.
(3)	Includes current and deferred tax benefit/expense from net investment income/loss only.
(4)	Not annualized.
(5)	Annualized.
(6)	Certain service provider expenses were voluntarily waived during the period.
(7)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,					Period Ended		Year Ended November 30,
					October 31,
2021		2020		2019	2018(1)		2017	2016

$5.55		$10.90		$12.66	$14.51		$16.54	$15.45

(0.07)		(0.10)		(0.10)	(0.16)		(0.22)	(0.17)
4.21		(4.22)		(0.63)	(0.66)		(0.78)	2.29
4.14		(4.32)		(0.73)	(0.82)		(1.00)	2.12

(1.03)		(1.03)		(1.03)	(1.03)		(1.03)	(1.03)
(1.03)		(1.03)		(1.03)	(1.03)		(1.03)	(1.03)
$8.66		$5.55		$10.90	$12.66		$14.51	$16.54

78.41%		-42.13%		-6.28%	-6.15	%(4)	-6.49%	14.78%

$6.72		$3.81		$9.20	$20.07		$16.86	$13.43

2.11%		2.12%		1.89%	1.86	%(5)	1.91%	2.21%
1.76	%(6)	1.76	%(6)	1.76%	1.78	%(5)	1.77%	1.74%

(1.26)%		(1.63)%		(0.92)%	(1.34	)%(5)	(1.50)%	(1.60)%
(0.91)%		(1.27)%		(0.79)%	(1.26	)%(5)	(1.36)%	(1.13)%
40%		53%		41%	64	%(4)	63%	139%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2022
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$8.90

Income from investment operations:
Net investment loss(2)(3)	(0.01)
Net realized and unrealized gains (losses) on investments	1.25
Total from investment operations	1.24

Less distributions:
Dividends from return of capital	(0.52)
Total distributions	(0.52)
Net asset value, end of period	$9.62

TOTAL RETURN	14.69	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$37.67
Ratio of expenses to average net assets:
Before expense reimbursement	1.66	%(5)
After expense reimbursement	1.50	%(5)(6)
Ratio of net investment loss to average net assets:
Before expense reimbursement(3)	(0.42	)%(5)
After expense reimbursement(3)	(0.26	)%(5)
Portfolio turnover rate(7)	6	%(4)

(1)	The period ended October 31, 2018, consists of 11 months due to the Fund’s fiscal year end change from November 30 to October 31, effective October 26, 2018.
(2)	Calculated using the average shares outstanding method.
(3)	Includes current and deferred tax benefit/expense from net investment income/loss only.
(4)	Not annualized.
(5)	Annualized.
(6)	Certain service provider expenses were voluntarily waived during the period.
(7)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,					Period Ended		Year Ended November 30,
					October 31,
2021		2020		2019	2018(1)		2017	2016

$5.68		$11.09		$12.83	$14.66		$16.66	$15.53

(0.05)		(0.10)		(0.09)	(0.14)		(0.18)	(0.12)
4.30		(4.28)		(0.62)	(0.66)		(0.79)	2.28
4.25		(4.38)		(0.71)	(0.80)		(0.97)	2.16

(1.03)		(1.03)		(1.03)	(1.03)		(1.03)	(1.03)
(1.03)		(1.03)		(1.03)	(1.03)		(1.03)	(1.03)
$8.90		$5.68		$11.09	$12.83		$14.66	$16.66

78.57%		-41.93%		-6.10%	-5.94	%(4)	-6.25%	14.97%

$30.45		$18.33		$31.78	$61.92		$82.59	$33.22

1.74%		1.79%		1.56%	1.58	%(5)	1.66%	1.95%
1.51	%(6)	1.51	%(6)	1.51%	1.52	%(5)	1.52%	1.48%

(0.89)%		(1.55)%		(0.76)%	(1.15	)%(5)	(1.28)%	(1.28)%
(0.66)%		(1.27)%		(0.71)%	(1.09	)%(5)	(1.14)%	(0.81)%
40%		53%		41%	64	%(4)	63%	139%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements April 30, 2022 (Unaudited)

1).  ORGANIZATION

The Hennessy Midstream Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to seek capital appreciation through distribution growth along with current income. The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Because the Fund is treated as a “C” corporation, it is not taxed as a regulated investment company under Subchapter M of the Code and is not required to comply with the diversification requirements applicable to regulated investment companies. The Fund is a non-diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund is taxed as a corporation and is obligated to pay U.S. federal and state income tax on its taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 21%. The Fund invests a substantial portion of its assets in master limited partnerships (“MLPs”), which are treated as partnerships for federal income tax purposes. As a limited partner in MLPs, the Fund reports its allocable share of each MLP’s taxable income in computing its own taxable income.

The Fund includes any tax expense or benefit in the Statement of Operations based on the component of income or gains/losses to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amount of assets and liabilities for financial reporting purposes and the carrying amount of assets and liabilities for income tax purposes. The Fund recognizes a valuation allowance if, based on the weight of available evidence, it is more likely than not that the Fund will not realize some portion or all of the deferred income tax assets. As of April 30, 2022, the Fund has placed a full valuation allowance on its deferred tax assets.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are

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16

NOTES TO THE FINANCIAL STATEMENTS

open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund files U.S. federal income tax returns and various state income tax returns.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets. Distributions received from the Fund’s investments in MLPs generally consist of ordinary income, capital gains, and return of capital. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from the MLPs and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

e).
Distributions to Shareholders – The Fund typically makes cash distributions to its shareholders quarterly at the beginning of the months of March, June, September, and December. Due to the tax treatment of the Fund’s allocations and distributions from MLPs, a significant portion of the Fund’s distributions to shareholders typically is treated as return of capital to shareholders for U.S. federal income tax purposes (i.e., as distributions in excess of the Fund’s current and accumulated earnings and profits as described below). However, no assurance can be given in this regard; just as the Fund’s corporate income tax liability can fluctuate materially from year to year, the extent to which the Fund is able to make return-of-capital distributions also can vary materially from year to year depending on a number of different factors, including the composition of the Fund’s portfolio, the level of allocations of net income and other tax items for the Fund from its underlying MLP investments, the length of time the Fund has owned the MLP equity securities in its portfolio, and the extent to which the Fund disposes of MLP equity securities during a particular year, including to meet Fund shareholder redemption requests as necessary.

In general, a distribution constitutes a return of capital to a shareholder rather than a dividend to the extent such distribution exceeds the Fund’s current and accumulated earnings and profits. The portion of any distribution treated as a return of capital constitutes a tax-free return of capital to the extent of a shareholder’s cost basis in Fund shares and thereafter generally is taxable to the shareholder as a capital gain. A return-of-capital distribution also reduces the shareholder’s cost basis in Fund shares (but not below zero). A lower cost basis means that a shareholder recognizes more gain or less loss when the shareholder eventually sells Fund shares, which increases the shareholder’s tax liability.

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The Fund attempts to maintain a stable distribution rate and therefore may distribute more or less than the actual amount of cash it receives from its investments in a particular period. Any undistributed cash would be available to supplement future distributions, and until distributed would increase the Fund’s net asset value (“NAV”). Correspondingly, such amounts, once distributed, decrease the Fund’s NAV. In addition, the Fund may opt not to make distributions in quarters in which the Fund believes that a distribution could cause adverse tax consequences to shareholders, including when the Fund believes that a distribution may not constitute a tax-free return of capital as described above.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The NAV per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Partnership Accounting Policy – To the extent the Fund receives distributions from underlying partnerships in which it invests, the Fund records its pro rata share of income/loss and capital gains/losses and accordingly adjusts the cost basis of the underlying partnerships for return of capital.

j).
Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds are required to comply with Rule 18f-4 by August 19, 2022. The impact, if any, that Rule 18f-4 will have on the availability, liquidity, and performance of derivatives is unclear. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund. When fully implemented, Rule 18f-4 may require changes in how the Fund uses derivatives, adversely affect the Fund’s performance, and increase costs related to the Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for

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NOTES TO THE FINANCIAL STATEMENTS

determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. Funds must comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, MLPs, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

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Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

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NOTES TO THE FINANCIAL STATEMENTS

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2022, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2022, were $6,431,254 and $2,246,822, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2022.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 1.10%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

Prior to January 31, 2022, the Advisor delegated the day-to-day management of the Fund to a sub-advisor. Effective January 31, 2022, the sub-advisory agreement between BP Capital Fund Advisors, LLC and the Advisor was terminated. The Advisor paid the sub-advisory fees from its own assets, and these fees were not an additional expense of the Fund. From November 1, 2021, through January 31, 2022, the Advisor (not the Fund) paid a sub-advisory fee at the rate of 0.40% of the daily net assets of the Fund.

The Advisor has contractually agreed to limit total annual operating expenses to 1.75% of the Fund’s net assets for Investor Class shares and 1.50% of the Fund’s net assets for Institutional Class shares (in each case, excluding all federal, state, and local taxes, interest, brokerage commissions, dividend and interest expenses on short sales, extraordinary items, and acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities) through February 28, 2023.

For three years following the date on which expenses were waived or incurred, the Advisor may recoup waived or reimbursed expenses from the Fund if total operating expenses, including such recoupment, does not exceed the expense limitation in effect (i) at the time the Advisor waived or reimbursed such expenses and (ii) at the time the Advisor recoups such expenses. As of April 30, 2022, expenses subject to potential recovery for Investor Class and Institutional Class shares and the fiscal years in which they expire were as follows:

	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
	2022	2023	2024	2025	Total
Investor Class	$10,704	$22,658	$12,376	$4,805	$ 50,543
Institutional Class	$15,321	$60,422	$26,693	$2,654	$105,090

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The amount of the expense reimbursement by the Advisor for Institutional Class shares set forth in the statement of Operations is net of $543 that the Advisor recouped from the Fund during the six months ended April 30, 2022.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations. Fund Services has voluntarily waived all or a portion of its fees for the Fund. The fees voluntarily waived by Fund Services during the six months ended April 30, 2022, are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”), a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

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NOTES TO THE FINANCIAL STATEMENTS

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2022, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of April 30, 2022, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$25,744,103
Gross tax unrealized appreciation	$20,982,155
Gross tax unrealized depreciation	—
Net tax unrealized appreciation/(depreciation)	$20,982,155

As of April 30, 2022, deferred tax assets consisted of the following:

Deferred tax assets (liabilities):
Net operating losses	$905,000
Capital loss	5,027,828
Unrealized (gain) loss on investments	(3,490,998)
Total deferred tax assets, net	2,441,830
Valuation allowance	(2,441,830)
Net	$—

For the six months ended April 30, 2022, the Fund had an effective tax rate of 0% and a federal statutory rate of 21%, with the difference resulting from a change in the valuation allowance of the deferred tax assets.

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Deferred income tax assets and liabilities are recorded for differences between the financial statement and tax basis of the assets and liabilities that will result in taxable or deductible amounts in the future based on enacted laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. The Fund has evaluated the available evidence supporting the realization of its gross deferred tax assets, including the amount and timing of future taxable income, and has determined that, based on net losses to date, it may not utilize all of its deferred tax assets in the future. As of April 30, 2022, the Fund established a valuation allowance in the amount of $2,441,830 against its deferred tax assets.

The Fund may carry forward any net capital loss five years to offset any future realized capital gains. The Fund may carry forward indefinitely any net operating loss arising in a tax year ending after December 31, 2018. As of April 30, 2022, the Fund had $22,232,587 in capital loss carryforwards that expire as follows:

Amount	Expiration
$6,082,301	10/31/2023
8,971,423	10/31/2024
7,178,863	10/31/2025

As of April 30, 2022, the Fund had $4,098,530 in net operating loss carryforwards that expire as follows:

Amount	Expiration
$360,753	11/30/2037
3,737,777	Indefinite

Total income taxes have been computed by applying the federal statutory income tax rate of 21% plus a blended state income tax rate. The Fund applied this effective rate to net investment income and realized and unrealized gains on investments before taxes in computing its total income taxes.

Tax expense (benefit) at statutory rates	$1,219,526
State income tax expense, net of federal benefit	85,501
Tax expense (benefit) on permanent items(1)	(13,179)
Tax expense (benefit) on expired carryforwards	—
Tax expense (benefit) due to change in effective state rates	—
Total current tax expense (benefit)	—
Change in valuation allowance	(1,291,848)
Total tax expense	$—

(1) Permanent items consist of dividends-received deductions.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions in all open tax years and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. federal tax returns and state tax returns filed or expected to be filed. No income tax returns are currently under examination. Generally, the tax returns of the Fund for the prior three fiscal years are open for examination. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

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NOTES TO THE FINANCIAL STATEMENTS

During fiscal year 2022 (year to date) and fiscal year 2021, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2022	October 31, 2021
Ordinary income(1)	$—	$—
Long-term capital gains	—	—
Return of capital	2,283,492	4,176,540
Total distributions	$2,283,492	$4,176,540

(1) Ordinary income includes short-term capital gains.

9).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2022, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On June 1, 2022, distributions were declared and paid to shareholders of record on May 31, 2022, as follows:

Return of Capital
Investor Class	$0.2575
Institutional Class	$0.2575

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Expense Example (Unaudited)
April 30, 2022

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2021, through April 30, 2022.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2021	April 30, 2022	During Period(1)
Investor Class
Actual	$1,000.00	$1,145.20	$9.31
Hypothetical (5% return before expenses)	$1,000.00	$1,016.12	$8.75

Institutional Class
Actual	$1,000.00	$1,146.90	$7.98
Hypothetical (5% return before expenses)	$1,000.00	$1,017.36	$7.50

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.75% for Investor Class shares or 1.50% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2021 was 0.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign up for eDelivery or elect to receive paper copies as detailed below, you will be notified each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

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28

PROXY VOTING — BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Board Approval of Investment Advisory
Agreement

At its meeting on March 11, 2022, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory agreement. In addition, the Trustees who are not deemed “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory agreement. As part of their discussion, the Independent Trustees confirmed their understanding of the need to have asked about, and received answers to, any matters that they believed are relevant to determining whether to approve the continuation of the advisory agreement.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory agreement. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory agreement and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q;

(4)	A summary of the advisory agreement;

(5)	A recent Fund fact sheet, which included, among other things, Fund performance over various periods;

(6)	A description of the range of services provided by the Advisor;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund; and

(8)	A memorandum from the Advisor regarding economies of scale.

The Trustees reviewed and discussed all of the information provided by the Advisor. Following this review, and further discussion with the Advisor, the Trustees concluded that the information provided before and at the meeting addressed all of the relevant matters that they wanted to consider in assessing the performance of the Funds and the performance of the Advisor under the advisory agreement, and that said information provided them with a fulsome understanding of the advisory agreement and the services provided by the Advisor.

All of the factors discussed were considered as a whole by the Trustees, as well as by the Independent Trustees meeting in executive session. The Trustees viewed the relevant factors in their totality, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory agreement. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on

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their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the advisory agreement, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor from serving as an investment advisor to the Fund (other than the advisory fee).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review and an assessment of the Advisor’s performance, the Trustees concluded that the Advisor provides high-quality services to the Fund, and they noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor acts as the portfolio manager for the Fund. In this capacity, the Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio;

(iii)	manages the use of soft dollars for the Fund; and

(iv)	manages proxy voting for the Fund.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of each Fund.

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Fund’s service providers (including their codes of ethics, as appropriate), conducts on-site visits to the Fund’s service providers, as feasible, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(f)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(g)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

(h)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(i)	For each annual report of the Fund, the Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

(j)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allow customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(k)
The Advisor pays the incentive compensation of the Fund’s compliance officers and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(l)	The Advisor provides a quarterly compliance certification to the Board.

(m)	The Advisor prepares or reviews all Board materials, presents to and leads discussions with the Board, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees compared the performance of the Fund to benchmark indices over various periods and noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor manages the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted the continuation of the advisory agreement.

(3)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within a reasonable range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory agreement.

(4)
The Trustees also considered whether the Advisor was realizing economies of scale that should be shared with the Fund’s shareholders. The Trustees noted that the majority of expenses incurred to manage the Fund are variable

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asset-based fees, so the Advisor does not realize material economies of scale relating to these expenses as the assets of the Fund increase. For example, third-party platform fees increase as the Fund’s assets grow.

(5)
The Trustees considered the profitability of the Advisor, including the impact of mutual fund platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(6)	The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees and concluded that this was beneficial to the Fund and its shareholders.

(7)
The Trustees considered any benefits to the Advisor from serving as an advisor to the Fund (other than the advisory fee). The Trustees noted that the Advisor may derive ancillary benefits from, by way of example, its association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor from its relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ finding that the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s own efforts in the performance of its duties under the advisory agreement.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory agreement.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
J. Dennis DeSousa
Robert T. Doyle
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2022

HENNESSY GAS UTILITY FUND

Investor Class  GASFX
Institutional Class  HGASX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	16
Expense Example	24
Proxy Voting Policy and Proxy Voting Records	26
Availability of Quarterly Portfolio Schedule	26
Federal Tax Distribution Information	26
Important Notice Regarding Delivery of Shareholder Documents	26
Electronic Delivery	26
Board Approval of Investment Advisory Agreement	27

HENNESSY FUNDS	1-800-966-4354

May 2022

Dear Hennessy Funds Shareholder:

We’d like to start our semi-annual letter with a pause. At the end of 2021, we looked forward to a new year – a potentially calmer year – having come through almost two full years of the coronavirus pandemic. As people, we were aware our lives had changed, but we hoped for a better 2022; as investors, we were aware that the economy was strong and employment was robust, yet challenges loomed, including inflation, supply chain disruptions, and tightening monetary policy; as employees, students, and family members, we recognized much was different, but we sought a return to what’s familiar. What we didn’t know was that a world leader who controls one of the largest militaries on the planet was about to start one of the worst atrocities in Europe since World War II. Our thoughts are with the Ukrainian people, and our hope is for this unjustified, senseless human tragedy to end quickly.

The equity market started 2022 on a high note, with the S&P 500® Index hitting an all-time high on the first trading day of the year. This turned out to be the last hurrah for a market that saw a continuous march higher in 2021, having hit 70 new all-time highs, with a new all-time high being recorded on average every three and a half days. Concerns in the market then coalesced and overpowered bullish sentiment, and the market has spiraled lower throughout 2022. Factors that drove the market lower include: tightening monetary policy as the Federal Reserve has begun raising rates and has announced plans for shrinking its $8.5 trillion asset portfolio; inflation, higher energy costs, and their effects on the domestic and global economies; continued supply chain disruptions; investors’ indiscriminate liquidation of broad-based ETFs and index funds and the detrimental effect on equities; and the near-term and long-term global implications of the Russian invasion of Ukraine.

While markets are adjusting, many positive conditions remain intact. Corporate balance sheets and profits remain strong, GDP growth remains positive, the consumer continues to show resilience in the face of rising prices, cash is abundant both at the corporate and household levels, unemployment is exceptionally low, and our financial system remains healthy. Markets are also experiencing a change in leadership, as value stocks have been outperforming growth stocks, and traditionally defensive sectors such as Utilities and Consumer Staples have been outperforming the broader market. Finally, the Energy sector has soared in 2022, as companies reap the benefits of dramatically higher oil and natural gas prices, and shareholders are rewarded with significantly higher dividends, aggressive buybacks, and higher stock prices after many years of underperformance for the sector.

With history as our guide, we are hopeful that eventually the market may bottom and head higher again. Since the financial crisis of 2008, we have experienced many corrections and many recoveries to new highs. The Dow Jones Industrial Average has dropped over 10% eight times, including the current drop, for a median decline of 14.00%, and on average, it took 45 trading days to drop from peak to trough and 127 trading days to return to the previous peak. Since the current drop has taken longer to go from peak to its recent trough, it may take some time for a recovery in prices to truly take hold.

On a positive note, valuations have come in, and many stocks have become more attractive, especially for longer-term investors. We note, however, that the concept of “historically cheap stocks” does not, on its own, move the market higher. Rather, it is

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2

LETTER TO SHAREHOLDERS

overall capitulation and improving fundamentals that could bring buyers back into the market and reverse any bearish trends. Investors need to see improving company earnings, retreating inflationary trends, a measured pace of interest rate increases globally that does not cause significant economic contraction, hope for a more peaceful and orderly world economic system unconstrained by supply bottlenecks and other hindrances to global trade, and, most importantly, a subsidence of the deleterious effects of the coronavirus pandemic. While that may seem like a “tall order,” we believe that patient investing, focusing on value, quality, and downside risk mitigation, works well over the longer term.

During this tumultuous period, performance of the majority of the Hennessy Funds has been relatively strong when compared to the overall market as well as to our benchmarks. During the six months ended April 30, 2022, the Dow Jones Industrial Average, the S&P 500® Index, and the NASDAQ Composite Index dropped 7.05%, 9.65%, and 20.15%, respectively, on a total return basis. During this period when these three major indices saw significant declines, we were pleased that seven of our 16 Funds posted positive total returns, 10 of our 14 domestic Funds outperformed the S&P 500® Index, and over half of our active funds outperformed their primary benchmarks.

We thank you, our shareholders, for your continued interest in our family of Funds. We are grateful for the trust you put in us, and we will continue to strive to manage our portfolios for long-term performance, ever mindful of downside risk. While volatility and uncertainty may impact the markets in the short-term, we encourage investors to stay the course, maintain a diversified portfolio, and keep a long-term perspective. If you have any questions or would like to speak with us, please don’t hesitate to call us directly at (800) 966-4354. In closing, we would also like to thank all of the healthcare and frontline workers that have worked – and still work – tirelessly throughout the coronavirus pandemic.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The NASDAQ Composite Index comprises all common stocks listed on The NASDAQ Stock Market and is commonly used to measure the performance of technology-related stocks. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

Please refer to the Performance Overview section for more detailed performance information.

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Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2022

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Gas Utility Fund –
Investor Class (GASFX)	16.61%	17.57%	7.21%	9.12%
Hennessy Gas Utility Fund –
Institutional Class (HGASX)(2)	16.78%	17.89%	7.56%	9.30%
AGA Stock Index	17.25%	18.57%	8.48%	10.25%
S&P 500® Index	-9.65%	0.21%	13.66%	13.67%

Expense ratios: 1.00% (Investor Class); 0.69% (Institutional Class)

(1)	Periods of less than one year are not annualized.
(2)
The inception date of Institutional Class shares is March 1, 2017. Performance shown prior to the inception of Institutional Class shares reflects the performance of Investor Class shares and includes expenses that are not applicable to, and are higher than, those of Institutional Class shares.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods including or prior to October 26, 2012, is that of the FBR Gas Utility Index Fund.

The AGA Stock Index is a capitalization-weighted index that consists of members of the American Gas Association whose securities are traded on a U.S. Stock Exchange. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

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PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2022 (Unaudited)

HENNESSY GAS UTILITY FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
EQT Corp.	5.21%
The Southern Co.	4.97%
Sempra Energy	4.91%
Cheniere Energy, Inc.	4.90%
Kinder Morgan, Inc.	4.83%
Enbridge, Inc.	4.82%
Atmos Energy Corp.	4.78%
Dominion Resources, Inc.	4.78%
Berkshire Hathaway, Inc., Class A	4.72%
ONEOK, Inc.	4.34%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 98.36%	Number		% of
	of Shares	Value	Net Assets
Energy – 24.81%
Cheniere Energy, Inc.	214,617	$29,147,135	4.90%
Enbridge, Inc. (b)	656,765	28,661,225	4.82%
EQT Corp.	780,600	31,028,850	5.21%
Kinder Morgan, Inc.	1,585,101	28,769,583	4.83%
ONEOK, Inc.	407,300	25,794,309	4.34%
Tellurian, Inc. (a)	846,690	4,216,516	0.71%
		147,617,618	24.81%

Financials – 4.72%
Berkshire Hathaway, Inc., Class A (a)	58	28,091,720	4.72%

Industrials – 0.69%
MDU Resources Group, Inc.	159,407	4,106,324	0.69%

Utilities – 68.14%
Algonquin Power & Utilities Corp. (b)	156,864	2,266,685	0.38%
ALLETE, Inc.	425	25,220	0.00%
Alliant Energy Corp.	41,800	2,458,258	0.41%
Ameren Corp.	52,040	4,834,516	0.81%
Atmos Energy Corp.	250,986	28,461,812	4.78%
Avangrid, Inc.	110,100	4,882,935	0.82%
Avista Corp.	30,972	1,256,534	0.21%
Black Hills Corp.	71,847	5,262,074	0.88%
Centerpoint Energy, Inc.	590,728	18,082,184	3.04%
Chesapeake Utilities Corp.	25,758	3,224,129	0.54%
CMS Energy Corp.	193,398	13,284,509	2.23%
Consolidated Edison, Inc.	163,436	15,157,055	2.55%
Corning Natural Gas Holding Corp.	4,699	113,716	0.02%
Dominion Resources, Inc.	348,477	28,449,662	4.78%
DTE Energy Co.	65,204	8,544,332	1.44%
Duke Energy Corp.	137,587	15,156,584	2.55%
Entergy Corp.	4,260	506,301	0.09%
Essential Utilities, Inc.	205,400	9,193,704	1.55%
Eversource Energy	68,875	6,019,675	1.01%
Exelon Corp.	187,531	8,772,700	1.47%
Fortis, Inc. (b)	159,776	7,773,102	1.31%

The accompanying notes are an integral part of these financial statements.

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6

SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Utilities (Continued)
MGE Energy, Inc.	13,129	$1,022,355	0.17%
National Fuel Gas Co.	112,224	7,870,269	1.32%
National Grid PLC – ADR (b)	294,544	21,843,383	3.67%
New Jersey Resources Corp.	152,834	6,596,315	1.11%
NiSource, Inc.	519,081	15,115,639	2.54%
Northwest Natural Holding Co.	67,203	3,214,320	0.54%
NorthWestern Corp.	30,898	1,751,608	0.29%
ONE Gas, Inc.	112,575	9,497,953	1.60%
PG&E Corp. (a)	1,332,649	16,858,010	2.83%
PPL Corp.	69,919	1,979,407	0.33%
Public Service Enterprise Group, Inc.	197,190	13,736,255	2.31%
RGC Resources, Inc.	20,254	421,283	0.07%
Sempra Energy	180,940	29,196,478	4.91%
South Jersey Industries, Inc.	218,071	7,455,847	1.25%
Southwest Gas Holdings, Inc.	115,117	10,142,959	1.70%
Spire, Inc.	78,091	5,681,120	0.96%
The Southern Co.	402,700	29,554,153	4.97%
UGI Corp.	117,652	4,035,464	0.68%
Unitil Corp.	19,998	1,019,898	0.17%
WEC Energy Group, Inc.	247,240	24,736,362	4.16%
Xcel Energy, Inc.	137,499	10,073,177	1.69%
		405,527,942	68.14%

Total Common Stocks
(Cost $284,700,570)		585,343,604	98.36%

The accompanying notes are an integral part of these financial statements.

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SHORT-TERM INVESTMENTS – 1.51%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 1.51%
First American Government Obligations Fund,
Institutional Class, 0.22% (c)	8,958,358	$8,958,358	1.51%

Total Short-Term Investments
(Cost $8,958,358)		8,958,358	1.51%

Total Investments
(Cost $293,658,928) – 99.87%		594,301,962	99.87%
Other Assets in Excess of Liabilities – 0.13%		757,853	0.13%

TOTAL NET ASSETS – 100.00%		$595,059,815	100.00%

Percentages are stated as a percent of net assets.

ADR  – American Depository Receipt
PLC – Public Limited Company
(a)	Non-income-producing security.
(b)	U.S.-traded security of a foreign corporation.
(c)	The rate listed is the fund’s seven-day yield as of April 30, 2022.

Summary of Fair Value Exposure as of April 30, 2022

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2022 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Energy	$147,617,618	$—	$—	$147,617,618
Financials	28,091,720	—	—	28,091,720
Industrials	4,106,324	—	—	4,106,324
Utilities	405,527,942	—	—	405,527,942
Total Common Stocks	$585,343,604	$—	$—	$585,343,604
Short-Term Investments
Money Market Funds	$8,958,358	$—	$—	$8,958,358
Total Short-Term Investments	$8,958,358	$—	$—	$8,958,358
Total Investments	$594,301,962	$—	$—	$594,301,962

The accompanying notes are an integral part of these financial statements.

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8

SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of April 30, 2022 (Unaudited)

ASSETS:
Investments in securities, at value (cost $293,658,928)	$594,301,962
Dividends and interest receivable	568,916
Receivable for fund shares sold	487,754
Return of capital receivable	429,387
Prepaid expenses and other assets	34,954
Total assets	595,822,973

LIABILITIES:
Payable for fund shares redeemed	215,547
Payable to advisor	203,062
Payable to administrator	105,635
Payable to auditor	11,228
Accrued distribution fees	94,784
Accrued service fees	43,189
Accrued trustees fees	3,052
Accrued expenses and other payables	86,661
Total liabilities	763,158
NET ASSETS	$595,059,815

NET ASSETS CONSISTS OF:
Capital stock	$302,125,417
Total distributable earnings	292,934,398
Total net assets	$595,059,815

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$504,732,758
Shares issued and outstanding	18,216,532
Net asset value, offering price, and redemption price per share	$27.71

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$90,327,057
Shares issued and outstanding	3,268,637
Net asset value, offering price, and redemption price per share	$27.63

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the six months ended April 30, 2022 (Unaudited)

INVESTMENT INCOME:
Dividend income(1)	$7,864,995
Interest income	2,226
Total investment income	7,867,221

EXPENSES:
Investment advisory fees (See Note 5)	1,079,601
Sub-transfer agent expenses – Investor Class (See Note 5)	372,368
Sub-transfer agent expenses – Institutional Class (See Note 5)	31,443
Distribution fees – Investor Class (See Note 5)	353,211
Administration, accounting, custody, and transfer agent fees (See Note 5)	298,539
Service fees – Investor Class (See Note 5)	235,474
Federal and state registration fees	20,247
Reports to shareholders	19,171
Compliance expense (See Note 5)	15,156
Trustees’ fees and expenses	13,185
Audit fees	11,222
Legal fees	3,678
Interest expense (See Note 7)	2,214
Other expenses	135,766
Total expenses	2,591,275
NET INVESTMENT INCOME	$5,275,946

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$27,026,120
Net change in unrealized appreciation/depreciation on investments	50,367,953
Net gain on investments	77,394,073
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$82,670,019

(1)	Net of foreign taxes withheld and issuance fees of $156,813.

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2022	Year Ended
	(Unaudited)	October 31, 2021
OPERATIONS:
Net investment income	$5,275,946	$11,225,332
Net realized gain on investments	27,026,120	69,474,485
Net change in unrealized
appreciation/depreciation on investments	50,367,953	17,334,029
Net increase in net assets resulting from operations	82,670,019	98,033,846

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(41,660,325)	(48,578,658)
Distributable earnings – Institutional Class	(5,897,554)	(6,556,181)
Total distributions	(47,557,879)	(55,134,839)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	17,025,816	10,282,767
Proceeds from shares subscribed – Institutional Class	31,976,016	16,158,873
Dividends reinvested – Investor Class	39,351,915	46,063,257
Dividends reinvested – Institutional Class	5,560,226	5,933,451
Cost of shares redeemed – Investor Class	(39,524,706)	(121,059,136)
Cost of shares redeemed – Institutional Class	(14,816,714)	(29,927,336)
Net increase (decrease) in net assets derived
from capital share transactions	39,572,553	(72,548,124)
TOTAL INCREASE (DECREASE) IN NET ASSETS	74,684,693	(29,649,117)

NET ASSETS:
Beginning of period	520,375,122	550,024,239
End of period	$595,059,815	$520,375,122

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	613,798	412,697
Shares sold – Institutional Class	1,186,943	624,642
Shares issued to holders as reinvestment
of dividends – Investor Class	1,592,198	1,920,697
Shares issued to holders as reinvestment
of dividends – Institutional Class	224,694	247,846
Shares redeemed – Investor Class	(1,520,299)	(4,884,070)
Shares redeemed – Institutional Class	(567,377)	(1,215,733)
Net increase (decrease) in shares outstanding	1,529,957	(2,893,921)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2022
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$26.09

Income from investment operations:
Net investment income	0.25	(1)
Net realized and unrealized gains (losses) on investments	3.76
Total from investment operations	4.01

Less distributions:
Dividends from net investment income	(0.24)
Dividends from net realized gains	(2.15)
Total distributions	(2.39)
Net asset value, end of period	$27.71

TOTAL RETURN	16.61	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$504.73
Ratio of expenses to average net assets	1.00	%(3)
Ratio of net investment income to average net assets	1.93	%(3)
Portfolio turnover rate(4)	16	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2021	2020	2019	2018	2017

$24.08	$29.64	$28.68	$30.35	$28.57

0.52 (1)	0.58 (1)	0.56 (1)	0.65	0.70
4.00	(4.14)	3.50	(1.52)	2.20
4.52	(3.56)	4.06	(0.87)	2.90

(0.57)	(0.56)	(0.62)	(0.64)	(0.72)
(1.94)	(1.44)	(2.48)	(0.16)	(0.40)
(2.51)	(2.00)	(3.10)	(0.80)	(1.12)
$26.09	$24.08	$29.64	$28.68	$30.35

19.91%	-12.49%	15.28%	-2.86%	10.39%

$457.31	$483.56	$764.10	$825.18	$1,306.70
1.00%	1.02%	1.00%	1.01%	1.01%
2.06%	2.24%	1.98%	2.18%	2.34%
15%	16%	12%	14%	18%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2022
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$26.01

Income from investment operations:
Net investment income	0.28	(2)
Net realized and unrealized gains (losses) on investments	3.77
Total from investment operations	4.05

Less distributions:
Dividends from net investment income	(0.28)
Dividends from net realized gains	(2.15)
Total distributions	(2.43)
Net asset value, end of period	$27.63

TOTAL RETURN	16.78	%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$90.33
Ratio of expenses to average net assets	0.68	%(5)
Ratio of net investment income to average net assets	2.13	%(5)
Portfolio turnover rate(6)	16	%(4)

(1)	Institutional Class shares commenced operations on March 1, 2017.
(2)	Calculated using the average shares outstanding method.
(3)	Actual return from inception date of March 1, 2017, to the year end of October 31, 2017.
(4)	Not annualized.
(5)	Annualized.
(6)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

				Period Ended
Year Ended October 31,				October 31,
2021	2020	2019	2018	2017(1)

$24.01	$29.56	$28.65	$30.32	$29.68

0.59 (2)	0.66 (2)	0.64 (2)	0.71	0.62
3.99	(4.13)	3.50	(1.47)	0.72
4.58	(3.47)	4.14	(0.76)	1.34

(0.65)	(0.64)	(0.73)	(0.75)	(0.70)
(1.93)	(1.44)	(2.50)	(0.16)	—
(2.58)	(2.08)	(3.23)	(0.91)	(0.70)
$26.01	$24.01	$29.56	$28.65	$30.32

20.29%	-12.22%	15.63%	-2.51%	4.56	%(3)(4)

$63.06	$66.46	$107.18	$107.75	$84.62
0.69%	0.70%	0.69%	0.65%	0.64	%(5)
2.35%	2.57%	2.25%	2.47%	1.23	%(5)
15%	16%	12%	14%	18	%(4)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements April 30, 2022 (Unaudited)

1).  ORGANIZATION

The Hennessy Gas Utility Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is income and capital appreciation. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

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NOTES TO THE FINANCIAL STATEMENTS

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally consist of ordinary income, capital gains, and return of capital. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from the MLPs and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid at the end of each calendar quarter. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Partnership Accounting Policy – To the extent the Fund receives distributions from underlying partnerships in which it invests, the Fund records its pro rata share of income/loss and capital gains/losses and accordingly adjusts the cost basis of the underlying partnerships for return of capital.

j).
Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of

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the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds are required to comply with Rule 18f-4 by August 19, 2022. The impact, if any, that Rule 18f-4 will have on the availability, liquidity, and performance of derivatives is unclear. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund. When fully implemented, Rule 18f-4 may require changes in how the Fund uses derivatives, adversely affect the Fund’s performance, and increase costs related to the Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. Funds must comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, MLPs, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”)

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NOTES TO THE FINANCIAL STATEMENTS

generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that

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reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2022, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2022, were $88,093,500 and $97,570,846, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2022.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.40%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

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NOTES TO THE FINANCIAL STATEMENTS

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

The Fund has entered into an Administrative Services Agreement among the Fund, the Advisor, and the American Gas Association (“AGA”), pursuant to which the AGA provides administrative services to the Fund, including overseeing the calculation of the AGA Stock Index. ScottMadden, Inc. performs the actual computations required to produce the AGA Stock Index and receives a fee for such calculations pursuant to a contractual arrangement with AGA. AGA does not furnish other securities advice to the Fund or the Advisor or make recommendations regarding the purchase or sale of securities by the Fund. Under the terms of the Administrative Services Agreement, which has been approved by the Board, AGA provides the Fund with current information regarding the common stock composition of the AGA Stock Index at least monthly. In addition, on request, AGA provides the Fund and the Advisor with information on the natural gas industry. The Fund pays AGA a fee at an annual rate of 0.04% of the average daily net assets of the Fund.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”), a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

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The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2022, the Fund had an outstanding average daily balance and a weighted average interest rate of $135,508 and 3.25%, respectively. The interest expensed by the Fund during the six months ended April 30, 2022, is included in the Statement of Operations. The maximum amount outstanding for the Fund during the period was $1,953,000. As of April 30, 2022, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2021, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$304,865,782
Gross tax unrealized appreciation	$256,658,348
Gross tax unrealized depreciation	(41,200,626)
Net tax unrealized appreciation/(depreciation)	$215,457,722
Undistributed ordinary income	$—
Undistributed long-term capital gains	42,364,536
Total distributable earnings	$42,364,536
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$257,822,258

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

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NOTES TO THE FINANCIAL STATEMENTS

As of October 31, 2021, the Fund had no tax-basis capital losses to offset future capital gains.

As of October 31, 2021, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2020, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2022 (year to date) and fiscal year 2021, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2022	October 31, 2021
Ordinary income(1)	$5,193,201	$12,094,090
Long-term capital gains	42,364,678	43,040,749
Total distributions	$47,557,879	$55,134,839

(1) Ordinary income includes short-term capital gains.

9).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2022, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

HENNESSY FUNDS	1-800-966-4354
23

Expense Example (Unaudited)
April 30, 2022

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2021, through April 30, 2022.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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24

EXPENSE EXAMPLE

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2021	April 30, 2022	During Period(1)
Investor Class
Actual	$1,000.00	$1,166.10	$5.37
Hypothetical (5% return before expenses)	$1,000.00	$1,019.84	$5.01

Institutional Class
Actual	$1,000.00	$1,167.80	$3.65
Hypothetical (5% return before expenses)	$1,000.00	$1,021.42	$3.41

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.00% for Investor Class shares or 0.68% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the half-year period).

HENNESSY FUNDS	1-800-966-4354
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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2021 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign up for eDelivery or elect to receive paper copies as detailed below, you will be notified each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox
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WWW.HENNESSYFUNDS.COM
26

PROXY VOTING — BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Board Approval of Investment Advisory
Agreement

At its meeting on March 11, 2022, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory agreement. In addition, the Trustees who are not deemed “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory agreement. As part of their discussion, the Independent Trustees confirmed their understanding of the need to have asked about, and received answers to, any matters that they believed are relevant to determining whether to approve the continuation of the advisory agreement.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory agreement. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory agreement and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q;

(4)	A summary of the advisory agreement;

(5)	A recent Fund fact sheet, which included, among other things, Fund performance over various periods;

(6)	A description of the range of services provided by the Advisor;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund; and

(8)	A memorandum from the Advisor regarding economies of scale.

The Trustees reviewed and discussed all of the information provided by the Advisor. Following this review, and further discussion with the Advisor, the Trustees concluded that the information provided before and at the meeting addressed all of the relevant matters that they wanted to consider in assessing the performance of the Funds and the performance of the Advisor under the advisory agreement, and that said information provided them with a fulsome understanding of the advisory agreement and the services provided by the Advisor.

All of the factors discussed were considered as a whole by the Trustees, as well as by the Independent Trustees meeting in executive session. The Trustees viewed the relevant factors in their totality, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory agreement. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on

HENNESSY FUNDS	1-800-966-4354
27

their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the advisory agreement, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor from serving as an investment advisor to the Fund (other than the advisory fee).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review and an assessment of the Advisor’s performance, the Trustees concluded that the Advisor provides high-quality services to the Fund, and they noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor acts as the portfolio manager for the Fund. In this capacity, the Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio;

(iii)	manages the use of soft dollars for the Fund; and

(iv)	manages proxy voting for the Fund.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of each Fund.

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Fund’s service providers (including their codes of ethics, as appropriate), conducts on-site visits to the Fund’s service providers, as feasible, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

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28

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(f)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(g)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

(h)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(i)	For each annual report of the Fund, the Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

(j)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allow customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(k)
The Advisor pays the incentive compensation of the Fund’s compliance officers and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(l)	The Advisor provides a quarterly compliance certification to the Board.

(m)	The Advisor prepares or reviews all Board materials, presents to and leads discussions with the Board, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees compared the performance of the Fund to benchmark indices over various periods and noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor manages the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted the continuation of the advisory agreement.

(3)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within a reasonable range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory agreement.

(4)
The Trustees also considered whether the Advisor was realizing economies of scale that should be shared with the Fund’s shareholders. The Trustees noted that the majority of expenses incurred to manage the Fund are variable

HENNESSY FUNDS	1-800-966-4354
29

asset-based fees, so the Advisor does not realize material economies of scale relating to these expenses as the assets of the Fund increase. For example, third-party platform fees increase as the Fund’s assets grow.

(5)
The Trustees considered the profitability of the Advisor, including the impact of mutual fund platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(6)	The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees and concluded that this was beneficial to the Fund and its shareholders.

(7)
The Trustees considered any benefits to the Advisor from serving as an advisor to the Fund (other than the advisory fee). The Trustees noted that the Advisor may derive ancillary benefits from, by way of example, its association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor from its relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ finding that the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s own efforts in the performance of its duties under the advisory agreement.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory agreement.

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30

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
J. Dennis DeSousa
Robert T. Doyle
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2022

HENNESSY JAPAN FUND

Investor Class  HJPNX
Institutional Class  HJPIX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	16
Expense Example	24
Proxy Voting Policy and Proxy Voting Records	26
Availability of Quarterly Portfolio Schedule	26
Federal Tax Distribution Information	26
Important Notice Regarding Delivery of Shareholder Documents	26
Electronic Delivery	27
Board Approval of Investment Advisory Agreements	28

HENNESSY FUNDS	1-800-966-4354

May 2022

Dear Hennessy Funds Shareholder:

The Japanese stock market lost -16.29% in U.S. dollar terms as measured by the Tokyo Stock Price Index (TOPIX) over the six months ended April 30, 2022.

The Japanese stock market declined mainly within the manufacturing sector, including high-tech stocks with high-growth expectations. This decline was due to uncertainty over the armed conflict in Ukraine and a sharp rise in long-term U.S. interest rates as the Federal Reserve’s aggressive monetary tightening stance became clear. Since mid-March, the Japanese yen weakened against the U.S. dollar, fueling a phase of solid performance mainly in export-related stocks. However, the prolonged lockdown in Chinese cities and other factors caused concern, limiting the upward momentum.

We are again witnessing a growth-to-value rotation on the back of rising bond yields around the world. Value stocks marched higher despite their lack of growth appeal. In theory, higher interest rates should result in price corrections of all equities regardless of whether they are long-duration stocks (growth names) or short-duration stocks (value names). But in reality, it is completely reasonable that some stocks get re-rated, perhaps driven by mean-reversion effects. After many years of anemic growth, the P/E ratios of these companies were depressed, so for their valuation levels to moderately recover is not surprising. So far, we have seen this take place with Japanese banks’ P/B ratios rising to 0.5x from 0.3x recently. For Toyota Motor Corporation, the largest index constituent, its P/E ratio has climbed to 11x from 9x.

The depreciation of the Japanese yen should be a major plus for companies with global operations. One thing to note here is that many of these companies are not marginal exporters who can only thrive under a weak domestic currency; to the contrary, they are market leaders in their respective fields with competitive profit margins and strong pricing power so the currency tailwind is purely an added bonus for their fundamentals.

Thank you for your continued confidence and investment in the Hennessy Funds.

Sincerely,

Tadahiro Fujimura	Masakazu Takeda
Portfolio Manager,	Portfolio Manager,
Hennessy Japan Small Cap Fund;	Hennessy Japan Fund;
Chief Investment Officer	Fund Manager
SPARX Asset Management Co., Ltd.	SPARX Asset Management Co., Ltd.

SPARX Asset Management Co., Ltd., located in Tokyo, Japan, is the sub-advisor to the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund.

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2

LETTER TO SHAREHOLDERS

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Tadahiro Fujimura and Masakazu Takeda and are subject to change, are not guaranteed, and should not be considered investment advice.

Fund holdings and sector allocations are subject to change. A non-diversified fund, which may concentrate its assets in fewer individual holdings than a diversified fund, is more exposed to individual stock volatility than a diversified fund. A fund that concentrates its investments within one country, one sector, or a small group of industries, such as Japan, may be subject to a higher degree of market risk.

P/E, or price-to-earnings ratio, is a valuation measure calculated by dividing a company’s market price per share by its earnings per share. P/B, or price-to-book ration, is a valuation measure calculated by dividing a company’s market price per share by its book value per share.

The Tokyo Stock Price Index (TOPIX) is a capitalization-weighted index of all of the companies listed on the First Section of the Tokyo Stock Exchange. The index is used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index.

Please refer to the Schedule of Investments included in this report for additional portfolio information.

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Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2022

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Japan Fund –
Investor Class (HJPNX)	-30.55%	-26.29%	3.19%	8.27%
Hennessy Japan Fund –
Institutional Class (HJPIX)	-30.39%	-25.97%	3.61%	8.63%
Russell/Nomura Total MarketTM Index	-16.61%	-15.06%	3.58%	6.22%
Tokyo Stock Price Index (TOPIX)	-16.29%	-14.60%	3.42%	6.07%

Expense ratios: 1.43% (Investor Class); 1.04% (Institutional Class)

(1)	Periods of less than one year are not annualized.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell/Nomura Total Market™ Index contains the top 98% of all stocks listed on Japan’s stock exchanges and registered on Japan’s over-the-counter market based on market capitalization. The Tokyo Stock Price Index (TOPIX) is a capitalization-weighted index of all of the companies listed on the First Section of the Tokyo Stock Exchange. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

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4

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2022 (Unaudited)

HENNESSY JAPAN FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Sony Group Corp.	9.01%
Mitsubishi Corp.	8.37%
Recruit Holdings Co., Ltd.	6.81%
Hitachi Ltd.	6.71%
Keyence Corp.	6.10%
Terumo Corp.	4.73%
Daikin Industries, Ltd.	4.66%
Nidec Corp.	4.60%
MISUMI Group, Inc.	4.11%
Shimano, Inc.	3.85%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354
5

COMMON STOCKS – 93.76%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 4.45%
SoftBank Group Corp.	243,400	$10,011,101	2.15%
Z Holdings Corp.	2,725,300	10,699,088	2.30%
		20,710,189	4.45%

Consumer Discretionary – 22.05%
Asics Corp.	306,000	4,827,688	1.04%
Fast Retailing Co., Ltd.	30,500	14,042,389	3.02%
Mercari, Inc. (a)	880,900	14,435,652	3.10%
Nitori Holdings Co., Ltd.	91,800	9,444,325	2.03%
Shimano, Inc.	101,300	17,948,785	3.85%
Sony Group Corp.	486,000	41,942,327	9.01%
		102,641,166	22.05%

Consumer Staples – 9.99%
Ariake Japan Co., Ltd.	119,900	4,810,549	1.03%
Kao Corp.	243,200	9,747,085	2.09%
Rohto Pharmaceutical Co., Ltd.	640,800	17,112,288	3.68%
Unicharm Corp.	426,000	14,821,393	3.19%
		46,491,315	9.99%

Financials – 0.99%
Anicom Holdings, Inc.	981,200	4,628,431	0.99%

Health Care – 7.37%
Asahi Intecc Co., Ltd.	100,600	1,943,988	0.42%
Olympus Corp.	513,200	9,032,898	1.94%
PeptiDream, Inc. (a)	79,700	1,285,471	0.28%
Terumo Corp.	739,700	22,017,280	4.73%
		34,279,637	7.37%

Industrials – 38.99%
Daikin Industries, Ltd.	141,900	21,684,832	4.66%
Hitachi Ltd.	659,100	31,258,785	6.71%
Kubota Corp.	1,023,100	17,381,109	3.73%
MISUMI Group, Inc.	762,700	19,124,187	4.11%
Mitsubishi Corp.	1,160,900	38,977,824	8.37%
Nidec Corp.	330,900	21,392,391	4.60%
Recruit Holdings Co., Ltd.	873,200	31,681,105	6.81%
		181,500,233	38.99%

The accompanying notes are an integral part of these financial statements.

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6

SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Information Technology – 9.92%
Keyence Corp.	70,600	$28,381,500	6.10%
Murata Manufacturing Co., Ltd.	298,400	17,786,877	3.82%
		46,168,377	9.92%

Total Common Stocks
(Cost $369,345,202)		436,419,348	93.76%

SHORT-TERM INVESTMENTS – 5.72%

Money Market Funds – 5.72%
First American Government Obligations Fund,
Institutional Class, 0.22% (b)	23,263,000	23,263,000	5.00%
First American Treasury Obligations Fund,
Institutional Class, 0.29% (b)	3,375,819	3,375,819	0.72%

Total Short-Term Investments
(Cost $26,638,819)		26,638,819	5.72%

Total Investments
(Cost $395,984,021) – 99.48%		463,058,167	99.48%
Other Assets in Excess of Liabilities – 0.52%		2,421,760	0.52%

TOTAL NET ASSETS – 100.00%		$465,479,927	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income-producing security.
(b)	The rate listed is the fund’s seven-day yield as of April 30, 2022.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354
7

Summary of Fair Value Exposure as of April 30, 2022

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2022 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$—	$20,710,189	$—	$20,710,189
Consumer Discretionary	—	102,641,166	—	102,641,166
Consumer Staples	—	46,491,315	—	46,491,315
Financials	—	4,628,431	—	4,628,431
Health Care	—	34,279,637	—	34,279,637
Industrials	—	181,500,233	—	181,500,233
Information Technology	—	46,168,377	—	46,168,377
Total Common Stocks	$—	$436,419,348	$—	$436,419,348
Short-Term Investments
Money Market Funds	$26,638,819	$—	$—	$26,638,819
Total Short-Term Investments	$26,638,819	$—	$—	$26,638,819
Total Investments	$26,638,819	$436,419,348	$—	$463,058,167

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of April 30, 2022 (Unaudited)

ASSETS:
Investments in securities, at value (cost $395,984,021)	$463,058,167
Dividends and interest receivable	2,230,673
Receivable for fund shares sold	1,571,228
Receivable for securities sold	1,306,501
Prepaid expenses and other assets	27,954
Total assets	468,194,523

LIABILITIES:
Payable for fund shares redeemed	2,223,454
Payable to advisor	338,787
Payable to administrator	100,870
Payable to auditor	10,710
Accrued distribution fees	10,758
Accrued service fees	5,395
Accrued trustees fees	1,876
Accrued expenses and other payables	22,746
Total liabilities	2,714,596
NET ASSETS	$465,479,927

NET ASSETS CONSISTS OF:
Capital stock	$414,881,161
Total distributable earnings	50,598,766
Total net assets	$465,479,927

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$60,622,970
Shares issued and outstanding	1,842,996
Net asset value, offering price, and redemption price per share	$32.89

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$404,856,957
Shares issued and outstanding	11,921,561
Net asset value, offering price, and redemption price per share	$33.96

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the six months ended April 30, 2022 (Unaudited)

INVESTMENT INCOME:
Dividend income(1)	$3,084,696
Interest income	5,758
Total investment income	3,090,454

EXPENSES:
Investment advisory fees (See Note 5)	2,809,492
Administration, accounting, custody, and transfer agent fees (See Note 5)	386,262
Sub-transfer agent expenses – Investor Class (See Note 5)	88,920
Sub-transfer agent expenses – Institutional Class (See Note 5)	212,526
Distribution fees – Investor Class (See Note 5)	56,444
Service fees – Investor Class (See Note 5)	37,629
Federal and state registration fees	35,191
Reports to shareholders	18,804
Trustees’ fees and expenses	16,224
Compliance expense (See Note 5)	15,156
Interest expense (See Note 7)	12,555
Audit fees	10,709
Legal fees	6,104
Other expenses	46,519
Total expenses	3,752,535
NET INVESTMENT LOSS	$(662,081)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$4,923,376
Net change in unrealized appreciation/depreciation on investments	(242,294,611)
Net loss on investments	(237,371,235)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(238,033,316)

(1)	Net of foreign taxes withheld of $342,728.

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2022	Year Ended
	(Unaudited)	October 31, 2021
OPERATIONS:
Net investment loss	$(662,081)	$(1,149,197)
Net realized gain on investments	4,923,376	19,086,546
Net change in unrealized
appreciation/depreciation on investments	(242,294,611)	68,905,761
Net increase (decrease) in net
assets resulting from operations	(238,033,316)	86,843,110

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(747,296)	—
Distributable earnings – Institutional Class	(11,015,400)	(48,044)
Total distributions	(11,762,696)	(48,044)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	13,339,003	61,092,843
Proceeds from shares subscribed – Institutional Class	117,831,572	227,381,324
Dividends reinvested – Investor Class	703,285	—
Dividends reinvested – Institutional Class	10,598,718	47,024
Cost of shares redeemed – Investor Class	(12,390,794)	(129,927,285)
Cost of shares redeemed – Institutional Class	(228,390,357)	(182,214,241)
Net decrease in net assets derived
from capital share transactions	(98,308,573)	(23,620,335)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(348,104,585)	63,174,731

NET ASSETS:
Beginning of period	813,584,512	750,409,781
End of period	$465,479,927	$813,584,512

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	333,180	1,302,489
Shares sold – Institutional Class	2,744,578	4,688,665
Shares issued to holders as reinvestment
of dividends – Investor Class	15,157	—
Shares issued to holders as reinvestment
of dividends – Institutional Class	221,545	944
Shares redeemed – Investor Class	(307,742)	(2,825,915)
Shares redeemed – Institutional Class	(5,728,249)	(3,765,795)
Net decrease in shares outstanding	(2,721,531)	(599,612)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2022
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$47.78

Income from investment operations:
Net investment income (loss)	(0.11	)(1)
Net realized and unrealized gains (losses) on investments	(14.37)
Total from investment operations	(14.48)

Less distributions:
Dividends from net investment income	(0.41)
Dividends from net realized gains	—
Total distributions	(0.41)
Net asset value, end of period	$32.89

TOTAL RETURN	-30.55	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$60.62
Ratio of expenses to average net assets	1.44	%(4)
Ratio of net investment income (loss) to average net assets	(0.52	)%(4)
Portfolio turnover rate(5)	2	%(3)

(1)	Calculated using the average shares outstanding method.
(2)	Amount is between $(0.005) and $0.005.
(3)	Not annualized.
(4)	Annualized.
(5)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2021		2020		2019	2018		2017

$42.79		$37.17		$33.63	$32.75		$27.81

(0.23	)(1)	(0.14	)(1)	0.05 (1)	(0.00	)(2)	(0.03)
5.22		5.81		3.50	0.89		4.97
4.99		5.67		3.55	0.89		4.94

—		(0.02)		(0.01)	(0.01)		—
—		(0.03)		—	—		—
—		(0.05)		(0.01)	(0.01)		—
$47.78		$42.79		$37.17	$33.63		$32.75

11.66%		15.27%		10.60%	2.70%		17.76%

$86.11		$142.30		$87.22	$103.33		$84.44
1.43%		1.43%		1.43%	1.43%		1.46%
(0.49)%		(0.37)%		0.14%	(0.02)%		(0.15)%
16%		23%		9%	1%		0%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2022
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$49.54

Income from investment operations:
Net investment income (loss)	(0.03	)(1)
Net realized and unrealized gains (losses) on investments	(14.81)
Total from investment operations	(14.84)

Less distributions:
Dividends from net investment income	(0.74)
Dividends from net realized gains	—
Total distributions	(0.74)
Net asset value, end of period	$33.96

TOTAL RETURN	-30.39	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$404.86
Ratio of expenses to average net assets	1.02	%(4)
Ratio of net investment income (loss) to average net assets	(0.15	)%(4)
Portfolio turnover rate(5)	2	%(3)

(1)	Calculated using the average shares outstanding method.
(2)	Amount is between $(0.005) and $0.005.
(3)	Not annualized.
(4)	Annualized.
(5)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2021		2020	2019	2018	2017

$44.19		$38.37	$34.67	$33.64	$28.45

(0.03	)(1)	0.02 (1)	0.21 (1)	0.15	0.03
5.38		5.99	3.60	0.91	5.16
5.35		6.01	3.81	1.06	5.19

(0.00	)(2)	(0.16)	(0.11)	(0.03)	—
—		(0.03)	—	—	—
(0.00	)(2)	(0.19)	(0.11)	(0.03)	—
$49.54		$44.19	$38.37	$34.67	$33.64

12.11%		15.72%	11.02%	3.14%	18.24%

$727.47		$608.11	$611.41	$399.76	$177.42
1.04%		1.04%	1.03%	1.01%	1.05%
(0.07)%		0.04%	0.59%	0.49%	0.30%
16%		23%	9%	1%	0%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements April 30, 2022 (Unaudited)

1).  ORGANIZATION

The Hennessy Japan Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term capital appreciation. The Fund is a diversified fund, but employs a relatively concentrated investment strategy and may hold securities of fewer issuers than other diversified funds.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax

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NOTES TO THE FINANCIAL STATEMENTS

positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Foreign Currency – Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market exchange rate at the time of valuation. Purchases and sales of investments and income are translated into U.S. dollars using the spot market exchange rate prevailing on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain/loss on investments. Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

j).
Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the

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asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds are required to comply with Rule 18f-4 by August 19, 2022. The impact, if any, that Rule 18f-4 will have on the availability, liquidity, and performance of derivatives is unclear. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund. When fully implemented, Rule 18f-4 may require changes in how the Fund uses derivatives, adversely affect the Fund’s performance, and increase costs related to the Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. Funds must comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are

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18

NOTES TO THE FINANCIAL STATEMENTS

listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a

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security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund invests in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2022, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2022, were $13,678,526 and $126,166,231, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2022.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor oversees the provision of investment advice and furnishes office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.80%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, SPARX Asset Management Co., Ltd. The Advisor pays the sub-advisory fees from its own assets, and these fees are not an additional expense of the Fund. During the six months ended April 30, 2022, the Advisor (not the Fund) paid a sub-advisory fee at the average rate of 0.36% of the daily net assets of the Fund. Pursuant to the sub-advisory agreement,

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NOTES TO THE FINANCIAL STATEMENTS

the Advisor pays sub-advisory fees at the rate of 0.35% of the first $500 million of daily net assets, 0.40% of daily net assets between $500 million and $1 billion, and 0.42% of daily net assets over $1 billion.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”), a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”),

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makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2022, the Fund had an outstanding average daily balance and a weighted average interest rate of $719,696 and 3.47%, respectively. The interest expensed by the Fund during the six months ended April 30, 2022, is included in the Statement of Operations. The maximum amount outstanding for the Fund during the period was $23,879,000. As of April 30, 2022, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2021, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$514,098,328
Gross tax unrealized appreciation	$319,634,787
Gross tax unrealized depreciation	(23,480,253)
Net tax unrealized appreciation/(depreciation)	$296,154,534
Undistributed ordinary income	$11,762,697
Undistributed long-term capital gains	—
Total distributable earnings	$11,762,697
Other accumulated gain/(loss)	$(7,522,453)
Total accumulated gain/(loss)	$300,394,778

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales and investments in passive foreign investment companies.

As of October 31, 2021, the Fund had $7,522,453 in unlimited short-term capital loss carryforwards. During fiscal year 2021, the capital losses utilized by the Fund were $18,252,798.

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NOTES TO THE FINANCIAL STATEMENTS

Capital losses sustained in or after fiscal year 2012 can be carried forward indefinitely, but any such loss retains the character of the original loss and must be utilized prior to any loss incurred before fiscal year 2012. As a result of this ordering rule, capital loss carryforwards incurred prior to fiscal year 2012 may be more likely to expire unused. Capital losses sustained prior to fiscal year 2012 can be carried forward for eight years and can be carried forward as short-term capital losses regardless of the character of the original loss.

As of October 31, 2021, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2020, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2022 (year to date) and fiscal year 2021, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2022	October 31, 2021
Ordinary income(1)	$11,762,696	$48,044
Long-term capital gains	—	—
Total distributions	$11,762,696	$48,044

(1) Ordinary income includes short-term capital gains.

9).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2022, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Expense Example (Unaudited)
April 30, 2022

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2021, through April 30, 2022.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2021	April 30, 2022	During Period(1)
Investor Class
Actual	$1,000.00	$ 694.50	$6.05
Hypothetical (5% return before expenses)	$1,000.00	$1,017.65	$7.20

Institutional Class
Actual	$1,000.00	$ 696.10	$4.29
Hypothetical (5% return before expenses)	$1,000.00	$1,019.74	$5.11

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.44% for Investor Class shares or 1.02% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 69.62%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2021 was 0.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

For the year ended October 31, 2021, the Fund earned foreign-source income and paid foreign taxes as noted below, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code.

Country	Gross Foreign Income	Foreign Tax Paid
Japan	$9,097,931	$909,789

Important Notice Regarding Delivery of
Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

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PROXY VOTING — ELECTRONIC DELIVERY

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign up for eDelivery or elect to receive paper copies as detailed below, you will be notified each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox

www.hennessyfunds.com/subscribe

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Board Approval of Investment Advisory
Agreements

At its meeting on March 11, 2022, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”) and the sub-advisory agreement for the Fund between the Advisor and SPARX Asset Management Co., Ltd. (the “Sub-Advisor”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory and sub-advisory agreements. In addition, the Trustees who are not deemed “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory and sub-advisory agreements. As part of their discussion, the Independent Trustees confirmed their understanding of the need to have asked about, and received answers to, any matters that they believed are relevant to determining whether to approve the continuation of the advisory and sub-advisory agreements.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory and sub-advisory agreements. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory and sub-advisory agreements and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory and sub-advisory agreements and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q;

(4)	Summaries of the advisory and sub-advisory agreements;

(5)	A recent Fund fact sheet, which included, among other things, Fund performance over various periods;

(6)	A description of the range of services provided by the Advisor and the Sub-Advisor and the distinction between the Advisor-provided services and the Sub-Advisor-provided services;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund;

(8)	A memorandum from the Advisor regarding economies of scale;

(9)	A completed questionnaire from the Sub-Advisor;

(10)
A summary of the Sub-Advisor’s responses to the questionnaire, as well as relevant information from the Sub-Advisor’s Form ADVs Parts 1 and 2 and the certifications submitted by the Sub-Advisor each quarter;

(11)	Financial information of the Sub-Advisor and its parent company; and

(12)	The Sub-Advisor’s Code of Ethics.

The Trustees reviewed and discussed all of the information provided by the Advisor and the Sub-Advisor. Following this review, and further discussion with the Advisor, the Trustees concluded that the information provided before and at the meeting addressed all

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

of the relevant matters that they wanted to consider in assessing the performance of the Funds and the performance of the Advisor and the Sub-Advisor under the advisory and sub-advisory agreements, and that said information provided them with a fulsome understanding of the advisory and sub-advisory agreements and the services provided by the Advisor and the Sub-Advisor.

All of the factors discussed were considered as a whole by the Trustees, as well as by the Independent Trustees meeting in executive session. The Trustees viewed the relevant factors in their totality, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory and sub-advisory agreements. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the advisory and sub-advisory agreements, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor and the Sub-Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor and the Sub-Advisor;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor and the Sub-Advisor from serving as an investment advisor to the Fund (other than the advisory and sub-advisory fees).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review and an assessment of the Advisor’s performance, the Trustees concluded that the Advisor provides high-quality services to the Fund, and they noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor oversees the Sub-Advisor for the Fund, and the Sub-Advisor acts as the portfolio manager for the Fund by providing portfolio management services.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of each Fund.

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

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(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Sub-Advisor and the Fund’s other service providers (including their codes of ethics, as appropriate), conducts on-site visits to the Sub-Advisor and the Fund’s other service providers, as feasible, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

(f)
The Advisor oversees the selection and continued employment of the Sub-Advisor, reviews the Fund’s investment performance, and monitors the Sub-Advisor’s adherence to the Fund’s investment objectives, policies, and restrictions.

(g)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(h)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

(i)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(j)	For each annual report of the Fund, the Advisor reviews the written summary prepared by the Sub-Advisor of the Fund’s performance during the most recent 12-month period.

(k)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allow customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(l)
The Advisor pays the incentive compensation of the Fund’s compliance officers and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(m)	The Advisor provides a quarterly compliance certification to the Board.

(n)	The Advisor prepares or reviews all Board materials, presents to and leads discussions with the Board, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees considered the services identified below that are provided by the Sub-Advisor. Based on this review and an assessment of the Sub-Advisor’s performance, the Trustees concluded that the Sub-Advisor provides high-quality services to the Fund. The Trustees also concluded that they were satisfied with

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

the nature, extent, and quality of the advisory services provided to the Fund by the Sub-Advisor and that the nature and extent of the services provided by the Sub-Advisor were appropriate to assure that the Fund’s portfolio aligns properly with its investment objective and principal investment strategies.

(a)	The Sub-Advisor acts as the portfolio manager for the Fund. In this capacity, the Sub-Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio; and

(iii)	manages proxy voting for the Fund.

(b)	The Sub-Advisor ensures that its compliance program includes policies and procedures relevant to the Fund and the Sub-Advisor’s duties as a portfolio manager to the Fund.

(c)	For each annual report of the Fund, the Sub-Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

(d)
The Sub-Advisor provides a quarterly compliance certification to the Board regarding trading and allocation practices, supervisory matters, the Sub-Advisor’s compliance program (including its code of ethics), compliance with the Fund’s policies, and general firm updates.

(3)
Trustees considered the distinction between the services performed by the Advisor and the Sub-Advisor. The Trustees noted that the management of the Fund, including the oversight of the Sub-Advisor, involves more comprehensive and substantive duties than the duties of the Sub-Advisor. Specifically, the Trustees considered the lists of Advisor services previously identified and concluded that the services performed by the Advisor for the Fund require a higher level of service and oversight than the services performed by the Sub-Advisor. Based on this determination, the Trustees concluded that the differential in advisory fees between the Advisor and the Sub-Advisor is reasonable.

(4)
The Trustees compared the performance of the Fund to benchmark indices over various periods and noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor and the Sub-Advisor manage the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted the continuation of the advisory and sub-advisory agreements.

(5)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within a reasonable range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory and sub-advisory agreements.

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(6)
The Trustees also considered whether the Advisor was realizing economies of scale that should be shared with the Fund’s shareholders. The Trustees noted that the majority of expenses incurred to manage the Fund are variable asset-based fees, so the Advisor does not realize material economies of scale relating to these expenses as the assets of the Fund increase. For example, third-party platform fees and sub-advisory fees increase as the Fund’s assets grow.

(7)
The Trustees considered the profitability of the Advisor and the Sub-Advisor, including the impact of mutual fund platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor and the Sub-Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(8)	The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees and concluded that this was beneficial to the Fund and its shareholders.

(9)
The Trustees considered any benefits to the Advisor and the Sub-Advisor from serving as an advisor to the Fund (other than the advisory and sub-advisory fees). The Trustees noted that the Advisor and the Sub-Advisor may derive ancillary benefits from, by way of example, their association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor and the Sub-Advisor from their relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ findings that (i) the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s and the Sub-Advisor’s own efforts in the performance of their duties under the advisory and sub-advisory agreements and (ii) although the Sub-Advisor could derive benefits from the conversion of Fund shareholders into separate account clients, the Fund also could benefit from potential institutional shareholders who might choose to invest in the Fund.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor and the Sub-Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s and the Sub-Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory and sub-advisory agreements.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
J. Dennis DeSousa
Robert T. Doyle
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2022

HENNESSY JAPAN SMALL CAP FUND

Investor Class  HJPSX
Institutional Class  HJSIX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Expense Example	26
Proxy Voting Policy and Proxy Voting Records	28
Availability of Quarterly Portfolio Schedule	28
Federal Tax Distribution Information	28
Important Notice Regarding Delivery of Shareholder Documents	28
Electronic Delivery	29
Board Approval of Investment Advisory Agreements	29

HENNESSY FUNDS	1-800-966-4354

May 2022

Dear Hennessy Funds Shareholder:

The Japanese stock market lost -16.29% in U.S. dollar terms as measured by the Tokyo Stock Price Index (TOPIX) over the six months ended April 30, 2022.

The Japanese stock market declined mainly within the manufacturing sector, including high-tech stocks with high-growth expectations. This decline was due to uncertainty over the armed conflict in Ukraine and a sharp rise in long-term U.S. interest rates as the Federal Reserve’s aggressive monetary tightening stance became clear. Since mid-March, the Japanese yen weakened against the U.S. dollar, fueling a phase of solid performance mainly in export-related stocks. However, the prolonged lockdown in Chinese cities and other factors caused concern, limiting the upward momentum.

We are again witnessing a growth-to-value rotation on the back of rising bond yields around the world. Value stocks marched higher despite their lack of growth appeal. In theory, higher interest rates should result in price corrections of all equities regardless of whether they are long-duration stocks (growth names) or short-duration stocks (value names). But in reality, it is completely reasonable that some stocks get re-rated, perhaps driven by mean-reversion effects. After many years of anemic growth, the P/E ratios of these companies were depressed, so for their valuation levels to moderately recover is not surprising. So far, we have seen this take place with Japanese banks’ P/B ratios rising to 0.5x from 0.3x recently. For Toyota Motor Corporation, the largest index constituent, its P/E ratio has climbed to 11x from 9x.

The depreciation of the Japanese yen should be a major plus for companies with global operations. One thing to note here is that many of these companies are not marginal exporters who can only thrive under a weak domestic currency; to the contrary, they are market leaders in their respective fields with competitive profit margins and strong pricing power so the currency tailwind is purely an added bonus for their fundamentals.

Thank you for your continued confidence and investment in the Hennessy Funds.

Sincerely,

Tadahiro Fujimura	Masakazu Takeda
Portfolio Manager,	Portfolio Manager,
Hennessy Japan Small Cap Fund;	Hennessy Japan Fund;
Chief Investment Officer	Fund Manager
SPARX Asset Management Co., Ltd.	SPARX Asset Management Co., Ltd.

SPARX Asset Management Co., Ltd., located in Tokyo, Japan, is the sub-advisor to the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund.

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2

LETTER TO SHAREHOLDERS

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Tadahiro Fujimura and Masakazu Takeda and are subject to change, are not guaranteed, and should not be considered investment advice.

Fund holdings and sector allocations are subject to change. A non-diversified fund, which may concentrate its assets in fewer individual holdings than a diversified fund, is more exposed to individual stock volatility than a diversified fund. A fund that concentrates its investments within one country, one sector, or a small group of industries, such as Japan, may be subject to a higher degree of market risk.

P/E, or price-to-earnings ratio, is a valuation measure calculated by dividing a company’s market price per share by its earnings per share. P/B, or price-to-book ration, is a valuation measure calculated by dividing a company’s market price per share by its book value per share.

The Tokyo Stock Price Index (TOPIX) is a capitalization-weighted index of all of the companies listed on the First Section of the Tokyo Stock Exchange. The index is used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index.

Please refer to the Schedule of Investments included in this report for additional portfolio information.

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Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2022

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Japan Small Cap Fund –
Investor Class (HJPSX)	-22.97%	-21.14%	3.60%	9.45%
Hennessy Japan Small Cap Fund –
Institutional Class (HJSIX)(2)	-22.83%	-20.84%	4.01%	9.72%
Russell/Nomura Small CapTM Index	-19.49%	-19.13%	0.64%	5.76%
Tokyo Stock Price Index (TOPIX)	-16.29%	-14.60%	3.42%	6.07%

Expense ratios: 1.53% (Investor Class); 1.13% (Institutional Class)

(1)	Periods of less than one year are not annualized.
(2)
The inception date of Institutional Class shares is June 15, 2015. Performance shown prior to the inception of Institutional Class shares reflects the performance of Investor Class shares and includes expenses that are not applicable to, and are higher than, those of Institutional Class shares.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell/Nomura Small Cap™ Index contains the bottom 15% of the Russell/Nomura Total Market™ Index based on market capitalization. The Tokyo Stock Price Index (TOPIX) is a capitalization-weighted index of all of the companies listed on the First Section of the Tokyo Stock Exchange. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

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PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2022 (Unaudited)

HENNESSY JAPAN SMALL CAP FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
TRE Holdings Corp.	2.12%
Creek & River Co., Ltd.	2.11%
BIPROGY, Inc.	2.08%
Ship Healthcare Holdings, Inc.	2.07%
MIRAIT Holdings Corp.	2.06%
Nihon Kohden Corp.	2.06%
SBS Holdings, Inc.	2.05%
Elecom Co., Ltd.	1.99%
Kito Corp.	1.99%
Transcosmos, Inc.	1.99%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 96.02%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 3.31%
Macromill, Inc.	122,600	$1,127,573	1.52%
Septeni Holdings Co., Ltd.	261,200	1,322,203	1.79%
		2,449,776	3.31%

Consumer Discretionary – 11.24%
Benesse Holdings, Inc.	75,000	1,312,267	1.77%
Matsuoka Corp.	57,900	488,154	0.66%
Musashi Seimitsu Industry Co., Ltd.	112,700	1,145,320	1.55%
NGK Spark Plug Co., Ltd.	88,100	1,351,914	1.83%
Nojima Corp.	60,500	1,216,803	1.64%
Sac’s Bar Holdings, Inc.	234,100	909,108	1.23%
Saizeriya Co., Ltd.	40,400	740,927	1.00%
Seiren Co., Ltd.	72,700	1,152,251	1.56%
		8,316,744	11.24%

Consumer Staples – 2.56%
Nishimoto Co., Ltd.	65,600	1,408,943	1.90%
Yoshimura Food Holdings KK (a)	118,900	489,908	0.66%
		1,898,851	2.56%

Energy – 1.61%
Iwatani Corp.	29,900	1,189,626	1.61%

Financials – 5.96%
AEON Financial Service Co., Ltd.	110,500	1,015,871	1.37%
Aruhi Corp.	130,900	1,007,466	1.36%
Lifenet Insurance Co. (a)	228,200	923,792	1.25%
Musashino Bank Ltd.	107,000	1,463,574	1.98%
		4,410,703	5.96%

Health Care – 4.13%
Nihon Kohden Corp.	63,400	1,521,988	2.06%
Ship Healthcare Holdings, Inc.	91,800	1,533,421	2.07%
		3,055,409	4.13%

Industrials – 33.97%
Benefit One, Inc.	47,700	723,248	0.98%
Creek & River Co., Ltd.	96,800	1,562,598	2.11%
Daihen Corp.	28,100	803,868	1.08%
Fugi Corp.	58,800	981,051	1.32%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Industrials (Continued)
Glory Ltd.	52,400	$842,852	1.14%
Hanwa Co., Ltd.	54,100	1,322,398	1.79%
Hito Communications Holdings, Inc.	116,000	1,383,144	1.87%
Kawada Technologies, Inc.	17,500	480,010	0.65%
Kito Corp.	113,400	1,472,891	1.99%
MIRAIT Holdings Corp.	108,600	1,521,881	2.06%
Mitsubishi Logisnext Co., Ltd.	112,400	659,516	0.89%
Nichiha Corp.	60,700	1,097,434	1.48%
Nihon Flush Co., Ltd.	13,700	101,282	0.14%
Nippon Koei Co., Ltd.	64,900	1,448,654	1.96%
Sato Holdings Corp.	96,600	1,328,263	1.79%
SBS Holdings, Inc.	65,400	1,517,583	2.05%
Senko Group Holdings Co., Ltd.	55,100	372,635	0.50%
Tadano Ltd.	130,000	923,492	1.25%
Tanseisha Co., Ltd.	204,900	1,248,978	1.69%
Tocalo Co., Ltd.	111,700	1,115,297	1.51%
TRE Holdings Corp.	98,300	1,572,690	2.12%
Tsubakimoto Chain Co.	63,900	1,459,129	1.97%
Ushio, Inc.	93,000	1,205,799	1.63%
		25,144,693	33.97%

Information Technology – 19.30%
Anritsu Corp.	50,000	628,726	0.85%
Bell System24 Holdings, Inc.	70,300	812,989	1.10%
BIPROGY, Inc.	60,900	1,538,638	2.08%
Digital Garage, Inc.	33,100	1,095,433	1.48%
Elecom Co., Ltd.	122,900	1,473,731	1.99%
Macnica Fuji Electronics Holdings, Inc.	36,200	750,530	1.01%
Mimaki Engineering Co., Ltd.	271,500	1,424,121	1.93%
Nippon Signal Company, Ltd.	155,000	1,076,019	1.45%
Pole To Win Holdings, Inc.	28,400	216,730	0.29%
SIIX Corp.	137,900	1,053,391	1.42%
Towa Corp.	82,800	1,284,869	1.74%
Transcosmos, Inc.	62,400	1,471,163	1.99%
Yamaichi Electronics Co., Ltd.	115,100	1,458,204	1.97%
		14,284,544	19.30%

The accompanying notes are an integral part of these financial statements.

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COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Materials – 9.50%
Asia Pile Holdings Corp.	423,300	$1,390,665	1.88%
Kyoei Steel Ltd.	141,200	1,448,707	1.96%
Rengo Co., Ltd.	226,100	1,338,638	1.81%
Sanyo Chemical Industries Ltd.	36,600	1,399,607	1.89%
Tokyo Ohka Kogyo Co., Ltd.	26,700	1,450,779	1.96%
		7,028,396	9.50%

Real Estate – 3.42%
Star Mica Holdings Co., Ltd.	120,400	1,424,615	1.92%
Tosei Corp.	131,900	1,109,858	1.50%
		2,534,473	3.42%

Utilities – 1.02%
EF-ON, Inc.	179,900	756,150	1.02%

Total Common Stocks
(Cost $80,236,110)		71,069,365	96.02%

SHORT-TERM INVESTMENTS – 1.89%

Money Market Funds – 1.89%
First American Government Obligations Fund,
Institutional Class, 0.22% (b)	1,402,127	1,402,127	1.89%

Total Short-Term Investments
(Cost $1,402,127)		1,402,127	1.89%

Total Investments
(Cost $81,638,237) – 97.91%		72,471,492	97.91%
Other Assets in Excess of Liabilities – 2.09%		1,545,277	2.09%

TOTAL NET ASSETS – 100.00%		$74,016,769	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income-producing security.
(b)	The rate listed is the fund’s seven-day yield as of April 30, 2022.

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

Summary of Fair Value Exposure as of April 30, 2022

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2022 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$—	$2,449,776	$—	$2,449,776
Consumer Discretionary	—	8,316,744	—	8,316,744
Consumer Staples	—	1,898,851	—	1,898,851
Energy	—	1,189,626	—	1,189,626
Financials	—	4,410,703	—	4,410,703
Health Care	—	3,055,409	—	3,055,409
Industrials	—	25,144,693	—	25,144,693
Information Technology	—	14,284,544	—	14,284,544
Materials	—	7,028,396	—	7,028,396
Real Estate	—	2,534,473	—	2,534,473
Utilities	—	756,150	—	756,150
Total Common Stocks	$—	$71,069,365	$—	$71,069,365
Short-Term Investments
Money Market Funds	$1,402,127	$—	$—	$1,402,127
Total Short-Term Investments	$1,402,127	$—	$—	$1,402,127
Total Investments	$1,402,127	$71,069,365	$—	$72,471,492

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Assets and Liabilities as of April 30, 2022 (Unaudited)

ASSETS:
Investments in securities, at value (cost $81,638,237)	$72,471,492
Dividends and interest receivable	1,003,022
Receivable for fund shares sold	171,686
Receivable for securities sold	490,641
Prepaid expenses and other assets	20,029
Total assets	74,156,870

LIABILITIES:
Payable for securities purchased	1,219
Payable for fund shares redeemed	27,563
Payable to advisor	53,869
Payable to administrator	16,609
Payable to auditor	11,228
Accrued distribution fees	6,026
Accrued service fees	3,017
Accrued trustees fees	5,591
Accrued expenses and other payables	14,979
Total liabilities	140,101
NET ASSETS	$74,016,769

NET ASSETS CONSISTS OF:
Capital stock	$81,562,959
Accumulated deficit	(7,546,190)
Total net assets	$74,016,769

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$35,348,233
Shares issued and outstanding	2,543,697
Net asset value, offering price, and redemption price per share	$13.90

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$38,668,536
Shares issued and outstanding	2,817,999
Net asset value, offering price, and redemption price per share	$13.72

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF ASSETS AND LIABILITIES/STATEMENT OF OPERATIONS

Financial Statements

Statement of Operations for the six months ended April 30, 2022 (Unaudited)

INVESTMENT INCOME:
Dividend income(1)	$1,260,940
Interest income	1,142
Total investment income	1,262,082

EXPENSES:
Investment advisory fees (See Note 5)	394,710
Sub-transfer agent expenses – Investor Class (See Note 5)	48,489
Sub-transfer agent expenses – Institutional Class (See Note 5)	26,373
Administration, accounting, custody, and transfer agent fees (See Note 5)	59,583
Distribution fees – Investor Class (See Note 5)	30,889
Service fees – Investor Class (See Note 5)	20,593
Federal and state registration fees	17,112
Compliance expense (See Note 5)	15,156
Audit fees	11,222
Trustees’ fees and expenses	9,226
Reports to shareholders	7,152
Interest expense (See Note 7)	1,702
Legal fees	719
Other expenses	7,684
Total expenses	650,610
NET INVESTMENT INCOME	$611,472

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$1,158,512
Net change in unrealized appreciation/depreciation on investments	(26,930,310)
Net loss on investments	(25,771,798)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(25,160,326)

(1)	Net of foreign taxes withheld of $140,102.

The accompanying notes are an integral part of these financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2022	Year Ended
	(Unaudited)	October 31, 2021
OPERATIONS:
Net investment income	$611,472	$392,688
Net realized gain on investments	1,158,512	1,288,362
Net change in unrealized
appreciation/depreciation on investments	(26,930,310)	10,917,876
Net increase (decrease) in net
assets resulting from operations	(25,160,326)	12,598,926

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(186,236)	(121,856)
Distributable earnings – Institutional Class	(589,255)	(260,753)
Total distributions	(775,491)	(382,609)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	4,287,995	10,823,523
Proceeds from shares subscribed – Institutional Class	14,174,002	45,926,109
Dividends reinvested – Investor Class	180,037	116,988
Dividends reinvested – Institutional Class	571,970	246,865
Cost of shares redeemed – Investor Class	(4,482,096)	(18,166,242)
Cost of shares redeemed – Institutional Class	(27,506,462)	(19,434,438)
Net increase (decrease) in net assets
derived from capital share transactions	(12,774,554)	19,512,805
TOTAL INCREASE (DECREASE) IN NET ASSETS	(38,710,371)	31,729,122

NET ASSETS:
Beginning of period	112,727,140	80,998,018
End of period	$74,016,769	$112,727,140

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	268,767	607,997
Shares sold – Institutional Class	878,090	2,575,700
Shares issued to holders as reinvestment
of dividends – Investor Class	10,154	6,496
Shares issued to holders as reinvestment
of dividends – Institutional Class	33,206	13,885
Shares redeemed – Investor Class	(282,420)	(1,018,588)
Shares redeemed – Institutional Class	(1,804,192)	(1,098,633)
Net increase (decrease) in shares outstanding	(896,395)	1,086,857

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2022
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$18.12

Income from investment operations:
Net investment income	0.08	(1)
Net realized and unrealized gains (losses) on investments	(4.23)
Total from investment operations	(4.15)

Less distributions:
Dividends from net investment income	(0.00	)(2)
Dividends from net realized gains	(0.07)
Total distributions	(0.07)
Net asset value, end of period	$13.90

TOTAL RETURN	-22.97	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$35.35
Ratio of expenses to average net assets	1.55	%(4)
Ratio of net investment income to average net assets	1.07	%(4)
Portfolio turnover rate(5)	8	%(3)

(1)	Calculated using the average shares outstanding method.
(2)	Amount is between $(0.005) and $0.005.
(3)	Not annualized.
(4)	Annualized.
(5)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2021	2020	2019	2018	2017

$15.73	$15.43	$14.99	$14.92	$11.29

0.03 (1)	0.01 (1)	0.03 (1)	0.05	0.08
2.40	0.50	0.88	0.35	3.77
2.43	0.51	0.91	0.40	3.85

(0.04)	(0.21)	—	(0.05)	(0.12)
—	—	(0.47)	(0.28)	(0.10)
(0.04)	(0.21)	(0.47)	(0.33)	(0.22)
$18.12	$15.73	$15.43	$14.99	$14.92

15.46%	3.27%	6.30%	2.64%	34.82%

$46.15	$46.41	$66.30	$100.93	$69.86
1.53%	1.55%	1.52%	1.46%	1.60%
0.16%	0.09%	0.23%	0.21%	0.26%
24%	17%	21%	35%	41%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2022
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$17.94

Income from investment operations:
Net investment income	0.11	(1)
Net realized and unrealized gains (losses) on investments	(4.17)
Total from investment operations	(4.06)

Less distributions:
Dividends from net investment income	(0.09)
Dividends from net realized gains	(0.07)
Total distributions	(0.16)
Net asset value, end of period	$13.72

TOTAL RETURN	-22.83	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$38.67
Ratio of expenses to average net assets	1.15	%(3)
Ratio of net investment income to average net assets	1.36	%(3)
Portfolio turnover rate(4)	8	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2021	2020	2019	2018	2017

$15.58	$15.28	$14.83	$14.72	$11.33

0.11 (1)	0.07 (1)	0.09 (1)	0.11	0.05
2.37	0.50	0.86	0.36	3.78
2.48	0.57	0.95	0.47	3.83

(0.12)	(0.27)	(0.04)	(0.08)	(0.10)
—	—	(0.46)	(0.28)	(0.34)
(0.12)	(0.27)	(0.50)	(0.36)	(0.44)
$17.94	$15.58	$15.28	$14.83	$14.72

15.90%	3.69%	6.73%	3.12%	35.17%

$66.58	$34.58	$63.78	$98.42	$28.71
1.13%	1.13%	1.12%	1.04%	1.19%
0.63%	0.45%	0.61%	0.77%	0.80%
24%	17%	21%	35%	41%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements April 30, 2022 (Unaudited)

1).  ORGANIZATION

The Hennessy Japan Small Cap Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term capital appreciation. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

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NOTES TO THE FINANCIAL STATEMENTS

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Foreign Currency – Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market exchange rate at the time of valuation. Purchases and sales of investments and income are translated into U.S. dollars using the spot market exchange rate prevailing on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain/loss on investments. Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

j).
Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk

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management program and appoint a derivatives risk manager. Funds are required to comply with Rule 18f-4 by August 19, 2022. The impact, if any, that Rule 18f-4 will have on the availability, liquidity, and performance of derivatives is unclear. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund. When fully implemented, Rule 18f-4 may require changes in how the Fund uses derivatives, adversely affect the Fund’s performance, and increase costs related to the Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. Funds must comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and

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NOTES TO THE FINANCIAL STATEMENTS

ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

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The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund invests in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2022, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2022, were $7,366,842 and $15,955,143, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2022.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor oversees the provision of investment advice and furnishes office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.80%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, SPARX Asset Management Co., Ltd. The Advisor pays the sub-advisory fees from its own assets, and these fees are not an additional expense of the Fund. During the six months ended April 30, 2022, the Advisor (not the Fund) paid a sub-advisory fee at the average rate of 0.35% of the daily net assets of the Fund. Pursuant to the sub-advisory agreement, the Advisor pays sub-advisory fees at the rate of 0.35% of the first $500 million of daily net assets, 0.40% of daily net assets between $500 million and $1 billion, and 0.42% of daily net assets over $1 billion.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it

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NOTES TO THE FINANCIAL STATEMENTS

provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”), a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

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6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2022, the Fund had an outstanding average daily balance and a weighted average interest rate of $96,735 and 3.50%, respectively. The interest expensed by the Fund during the six months ended April 30, 2022, is included in the Statement of Operations. The maximum amount outstanding for the Fund during the period was $3,666,000. As of April 30, 2022, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2021, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$98,174,058
Gross tax unrealized appreciation	$23,765,642
Gross tax unrealized depreciation	(6,151,489)
Net tax unrealized appreciation/(depreciation)	$17,614,153
Undistributed ordinary income	$327,681
Undistributed long-term capital gains	447,793
Total distributable earnings	$775,474
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$18,389,627

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2021, the Fund had no tax-basis capital losses to offset future capital gains. During fiscal year 2021, the capital losses utilized by the Fund were $871,567.

Capital losses sustained in or after fiscal year 2012 can be carried forward indefinitely, but any such loss retains the character of the original loss and must be utilized prior to any loss incurred before fiscal year 2012. As a result of this ordering rule, capital loss carryforwards incurred prior to fiscal year 2012 may be more likely to expire unused. Capital losses sustained prior to fiscal year 2012 can be carried forward for eight years and can be carried forward as short-term capital losses regardless of the character of the original loss.

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NOTES TO THE FINANCIAL STATEMENTS

As of October 31, 2021, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2020, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2022 (year to date) and fiscal year 2021, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2022	October 31, 2021
Ordinary income(1)	$327,681	$382,609
Long-term capital gains	447,810	—
Total distributions	$775,491	$382,609

(1) Ordinary income includes short-term capital gains.

9).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2022, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Expense Example (Unaudited)
April 30, 2022

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2021, through April 30, 2022.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2021	April 30, 2022	During Period(1)
Investor Class
Actual	$1,000.00	$ 770.30	$6.80
Hypothetical (5% return before expenses)	$1,000.00	$1,017.11	$7.75

Institutional Class
Actual	$1,000.00	$ 771.70	$5.05
Hypothetical (5% return before expenses)	$1,000.00	$1,019.09	$5.76

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.55% for Investor Class shares or 1.15% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2021 was 0.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

For the year ended October 31, 2021, the Fund earned foreign-source income and paid foreign taxes as noted below, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code.

Country	Gross Foreign Income	Foreign Tax Paid
Japan	$1,896,845	$189,684

Important Notice Regarding Delivery of
Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

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PROXY VOTING — BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign up for eDelivery or elect to receive paper copies as detailed below, you will be notified each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

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Board Approval of Investment Advisory
Agreements

At its meeting on March 11, 2022, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”) and the sub-advisory agreement for the Fund between the Advisor and SPARX Asset Management Co., Ltd. (the “Sub-Advisor”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory and sub-advisory agreements. In addition, the Trustees who are not deemed “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory and sub-advisory agreements. As part of their discussion, the Independent Trustees confirmed their understanding of the need to have asked about, and received answers to, any matters that they believed are relevant to determining whether to approve the continuation of the advisory and sub-advisory agreements.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory and sub-advisory agreements. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory and sub-advisory agreements and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory and sub-advisory agreements and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q;

(4)	Summaries of the advisory and sub-advisory agreements;

(5)	A recent Fund fact sheet, which included, among other things, Fund performance over various periods;

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(6)	A description of the range of services provided by the Advisor and the Sub-Advisor and the distinction between the Advisor-provided services and the Sub-Advisor-provided services;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund;

(8)	A memorandum from the Advisor regarding economies of scale;

(9)	A completed questionnaire from the Sub-Advisor;

(10)
A summary of the Sub-Advisor’s responses to the questionnaire, as well as relevant information from the Sub-Advisor’s Form ADVs Parts 1 and 2 and the certifications submitted by the Sub-Advisor each quarter;

(11)	Financial information of the Sub-Advisor and its parent company; and

(12)	The Sub-Advisor’s Code of Ethics.

The Trustees reviewed and discussed all of the information provided by the Advisor and the Sub-Advisor. Following this review, and further discussion with the Advisor, the Trustees concluded that the information provided before and at the meeting addressed all of the relevant matters that they wanted to consider in assessing the performance of the Funds and the performance of the Advisor and the Sub-Advisor under the advisory and sub-advisory agreements, and that said information provided them with a fulsome understanding of the advisory and sub-advisory agreements and the services provided by the Advisor and the Sub-Advisor.

All of the factors discussed were considered as a whole by the Trustees, as well as by the Independent Trustees meeting in executive session. The Trustees viewed the relevant factors in their totality, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory and sub-advisory agreements. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the advisory and sub-advisory agreements, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor and the Sub-Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor and the Sub-Advisor;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor and the Sub-Advisor from serving as an investment advisor to the Fund (other than the advisory and sub-advisory fees).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review and an assessment of the Advisor’s performance, the Trustees concluded that the Advisor provides high-quality services to the Fund, and they noted that their overall confidence in the Advisor was high. The

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor oversees the Sub-Advisor for the Fund, and the Sub-Advisor acts as the portfolio manager for the Fund by providing portfolio management services.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of each Fund.

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Sub-Advisor and the Fund’s other service providers (including their codes of ethics, as appropriate), conducts on-site visits to the Sub-Advisor and the Fund’s other service providers, as feasible, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

(f)
The Advisor oversees the selection and continued employment of the Sub-Advisor, reviews the Fund’s investment performance, and monitors the Sub-Advisor’s adherence to the Fund’s investment objectives, policies, and restrictions.

(g)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(h)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

(i)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(j)	For each annual report of the Fund, the Advisor reviews the written summary prepared by the Sub-Advisor of the Fund’s performance during the most recent 12-month period.

(k)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allow customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(l)
The Advisor pays the incentive compensation of the Fund’s compliance officers and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

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(m)	The Advisor provides a quarterly compliance certification to the Board.

(n)	The Advisor prepares or reviews all Board materials, presents to and leads discussions with the Board, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees considered the services identified below that are provided by the Sub-Advisor. Based on this review and an assessment of the Sub-Advisor’s performance, the Trustees concluded that the Sub-Advisor provides high-quality services to the Fund. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Sub-Advisor and that the nature and extent of the services provided by the Sub-Advisor were appropriate to assure that the Fund’s portfolio aligns properly with its investment objective and principal investment strategies.

(a)	The Sub-Advisor acts as the portfolio manager for the Fund. In this capacity, the Sub-Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio; and

(iii)	manages proxy voting for the Fund.

(b)	The Sub-Advisor ensures that its compliance program includes policies and procedures relevant to the Fund and the Sub-Advisor’s duties as a portfolio manager to the Fund.

(c)	For each annual report of the Fund, the Sub-Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

(d)
The Sub-Advisor provides a quarterly compliance certification to the Board regarding trading and allocation practices, supervisory matters, the Sub-Advisor’s compliance program (including its code of ethics), compliance with the Fund’s policies, and general firm updates.

(3)
Trustees considered the distinction between the services performed by the Advisor and the Sub-Advisor. The Trustees noted that the management of the Fund, including the oversight of the Sub-Advisor, involves more comprehensive and substantive duties than the duties of the Sub-Advisor. Specifically, the Trustees considered the lists of Advisor services previously identified and concluded that the services performed by the Advisor for the Fund require a higher level of service and oversight than the services performed by the Sub-Advisor. Based on this determination, the Trustees concluded that the differential in advisory fees between the Advisor and the Sub-Advisor is reasonable.

(4)
The Trustees compared the performance of the Fund to benchmark indices over various periods and noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor and the Sub-Advisor manage the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted the continuation of the advisory and sub-advisory agreements.

(5)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management,

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within a reasonable range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory and sub-advisory agreements.

(6)
The Trustees also considered whether the Advisor was realizing economies of scale that should be shared with the Fund’s shareholders. The Trustees noted that the majority of expenses incurred to manage the Fund are variable asset-based fees, so the Advisor does not realize material economies of scale relating to these expenses as the assets of the Fund increase. For example, third-party platform fees and sub-advisory fees increase as the Fund’s assets grow.

(7)
The Trustees considered the profitability of the Advisor and the Sub-Advisor, including the impact of mutual fund platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor and the Sub-Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(8)	The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees and concluded that this was beneficial to the Fund and its shareholders.

(9)
The Trustees considered any benefits to the Advisor and the Sub-Advisor from serving as an advisor to the Fund (other than the advisory and sub-advisory fees). The Trustees noted that the Advisor and the Sub-Advisor may derive ancillary benefits from, by way of example, their association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor and the Sub-Advisor from their relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ findings that (i) the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s and the Sub-Advisor’s own efforts in the performance of their duties under the advisory and sub-advisory agreements and (ii) although the Sub-Advisor could derive benefits from the conversion of Fund shareholders into separate account clients, the Fund also could benefit from potential institutional shareholders who might choose to invest in the Fund.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor and the Sub-Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s and the Sub-Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory and sub-advisory agreements.

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For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
J. Dennis DeSousa
Robert T. Doyle
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2022

HENNESSY LARGE CAP FINANCIAL FUND

Investor Class  HLFNX
Institutional Class  HILFX

www.hennessyfunds.com  |  1-800-966-4354

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Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	16
Expense Example	24
Proxy Voting Policy and Proxy Voting Records	26
Availability of Quarterly Portfolio Schedule	26
Important Notice Regarding Delivery of Shareholder Documents	26
Electronic Delivery	26
Board Approval of Investment Advisory Agreement	27

HENNESSY FUNDS	1-800-966-4354

May 2022

Dear Hennessy Funds Shareholder:

We’d like to start our semi-annual letter with a pause. At the end of 2021, we looked forward to a new year – a potentially calmer year – having come through almost two full years of the coronavirus pandemic. As people, we were aware our lives had changed, but we hoped for a better 2022; as investors, we were aware that the economy was strong and employment was robust, yet challenges loomed, including inflation, supply chain disruptions, and tightening monetary policy; as employees, students, and family members, we recognized much was different, but we sought a return to what’s familiar. What we didn’t know was that a world leader who controls one of the largest militaries on the planet was about to start one of the worst atrocities in Europe since World War II. Our thoughts are with the Ukrainian people, and our hope is for this unjustified, senseless human tragedy to end quickly.

The equity market started 2022 on a high note, with the S&P 500® Index hitting an all-time high on the first trading day of the year. This turned out to be the last hurrah for a market that saw a continuous march higher in 2021, having hit 70 new all-time highs, with a new all-time high being recorded on average every three and a half days. Concerns in the market then coalesced and overpowered bullish sentiment, and the market has spiraled lower throughout 2022. Factors that drove the market lower include: tightening monetary policy as the Federal Reserve has begun raising rates and has announced plans for shrinking its $8.5 trillion asset portfolio; inflation, higher energy costs, and their effects on the domestic and global economies; continued supply chain disruptions; investors’ indiscriminate liquidation of broad-based ETFs and index funds and the detrimental effect on equities; and the near-term and long-term global implications of the Russian invasion of Ukraine.

While markets are adjusting, many positive conditions remain intact. Corporate balance sheets and profits remain strong, GDP growth remains positive, the consumer continues to show resilience in the face of rising prices, cash is abundant both at the corporate and household levels, unemployment is exceptionally low, and our financial system remains healthy. Markets are also experiencing a change in leadership, as value stocks have been outperforming growth stocks, and traditionally defensive sectors such as Utilities and Consumer Staples have been outperforming the broader market. Finally, the Energy sector has soared in 2022, as companies reap the benefits of dramatically higher oil and natural gas prices, and shareholders are rewarded with significantly higher dividends, aggressive buybacks, and higher stock prices after many years of underperformance for the sector.

With history as our guide, we are hopeful that eventually the market may bottom and head higher again. Since the financial crisis of 2008, we have experienced many corrections and many recoveries to new highs. The Dow Jones Industrial Average has dropped over 10% eight times, including the current drop, for a median decline of 14.00%, and on average, it took 45 trading days to drop from peak to trough and 127 trading days to return to the previous peak. Since the current drop has taken longer to go from peak to its recent trough, it may take some time for a recovery in prices to truly take hold.

On a positive note, valuations have come in, and many stocks have become more attractive, especially for longer-term investors. We note, however, that the concept of “historically cheap stocks” does not, on its own, move the market higher. Rather, it is

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2

LETTER TO SHAREHOLDERS

overall capitulation and improving fundamentals that could bring buyers back into the market and reverse any bearish trends. Investors need to see improving company earnings, retreating inflationary trends, a measured pace of interest rate increases globally that does not cause significant economic contraction, hope for a more peaceful and orderly world economic system unconstrained by supply bottlenecks and other hindrances to global trade, and, most importantly, a subsidence of the deleterious effects of the coronavirus pandemic. While that may seem like a “tall order,” we believe that patient investing, focusing on value, quality, and downside risk mitigation, works well over the longer term.

During this tumultuous period, performance of the majority of the Hennessy Funds has been relatively strong when compared to the overall market as well as to our benchmarks. During the six months ended April 30, 2022, the Dow Jones Industrial Average, the S&P 500® Index, and the NASDAQ Composite Index dropped 7.05%, 9.65%, and 20.15%, respectively, on a total return basis. During this period when these three major indices saw significant declines, we were pleased that seven of our 16 Funds posted positive total returns, 10 of our 14 domestic Funds outperformed the S&P 500® Index, and over half of our active funds outperformed their primary benchmarks.

We thank you, our shareholders, for your continued interest in our family of Funds. We are grateful for the trust you put in us, and we will continue to strive to manage our portfolios for long-term performance, ever mindful of downside risk. While volatility and uncertainty may impact the markets in the short-term, we encourage investors to stay the course, maintain a diversified portfolio, and keep a long-term perspective. If you have any questions or would like to speak with us, please don’t hesitate to call us directly at (800) 966-4354. In closing, we would also like to thank all of the healthcare and frontline workers that have worked – and still work – tirelessly throughout the coronavirus pandemic.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The NASDAQ Composite Index comprises all common stocks listed on The NASDAQ Stock Market and is commonly used to measure the performance of technology-related stocks. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

Please refer to the Performance Overview section for more detailed performance information.

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Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2022

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Large Cap Financial Fund –
Investor Class (HLFNX)	-24.53%	-18.71%	8.41%	10.07%
Hennessy Large Cap Financial Fund –
Institutional Class (HILFX)(2)	-24.39%	-18.41%	8.78%	10.35%
Russell 1000® Index Financials	-13.99%	-3.31%	13.03%	14.04%
Russell 1000® Index	-11.29%	-2.10%	13.44%	13.53%

Expense ratios: 1.68% (Investor Class); 1.32% (Institutional Class)

(1)	Periods of less than one year are not annualized.
(2)
The inception date of Institutional Class shares is June 15, 2015. Performance shown prior to the inception of Institutional Class shares reflects the performance of Investor Class shares and includes expenses that are not applicable to, and are higher than, those of Institutional Class shares.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods including or prior to October 26, 2012, is that of the FBR Large Cap Financial Fund.

The Russell 1000® Index Financials is a subset of the Russell 1000® Index that measures the performance of the securities classified in the Financials sector of the large-cap U.S. equity market. The Russell 1000® Index comprises the 1,000 largest companies in the Russell 3000® Index based on market capitalization. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

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4

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2022 (Unaudited)

HENNESSY LARGE CAP FINANCIAL FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Berkshire Hathaway Inc., Class B	6.11%
Bank of America Corp.	5.30%
Wells Fargo & Co.	5.20%
JPMorgan Chase & Co.	4.97%
Capital One Financial Corp.	4.95%
Citizens Financial Group, Inc.	4.92%
KeyCorp	4.75%
State Street Corp.	4.69%
Morgan Stanley	4.50%
Huntington Bancshares, Inc.	4.30%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 91.73%	Number		% of
	of Shares	Value	Net Assets
Financials – 78.80%
Ally Financial, Inc.	33,000	$1,318,680	2.49%
Bank of America Corp.	78,500	2,800,880	5.30%
Berkshire Hathaway, Inc., Class B (a)	10,000	3,228,300	6.11%
BlackRock, Inc.	1,300	812,084	1.54%
Blackstone, Inc.	3,500	355,495	0.67%
Capital One Financial Corp.	21,000	2,617,020	4.95%
Citigroup, Inc.	44,000	2,121,240	4.01%
Citizens Financial Group, Inc.	66,000	2,600,400	4.92%
Fifth Third Bancorp	50,000	1,876,500	3.55%
Huntington Bancshares, Inc.	173,000	2,274,950	4.30%
JPMorgan Chase & Co.	22,000	2,625,920	4.97%
KeyCorp	130,000	2,510,300	4.75%
Moody’s Corp.	5,800	1,835,584	3.47%
Morgan Stanley	29,500	2,377,405	4.50%
Signature Bank	7,000	1,695,750	3.21%
State Street Corp.	37,000	2,477,890	4.69%
The Goldman Sachs Group, Inc.	7,000	2,138,430	4.04%
Tradeweb Markets, Inc.	8,000	569,520	1.08%
Truist Financial Corp.	26,000	1,257,100	2.38%
Wells Fargo & Co.	63,000	2,748,690	5.20%
Zions Bancorp NA	25,000	1,412,750	2.67%
		41,654,888	78.80%

Information Technology – 12.93%
Apple, Inc.	14,000	2,207,100	4.17%
Block, Inc. (a)	900	89,586	0.17%
Mastercard, Inc., Class A	5,000	1,816,900	3.44%
PayPal Holdings, Inc. (a)	7,000	615,510	1.16%
SoFi Technologies, Inc. (a)	24,000	146,880	0.28%
Visa, Inc., Class A	9,200	1,960,796	3.71%
		6,836,772	12.93%

Total Common Stocks
(Cost $41,725,206)		48,491,660	91.73%

The accompanying notes are an integral part of these financial statements.

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6

SCHEDULE OF INVESTMENTS

SHORT-TERM INVESTMENTS – 9.43%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 9.43%
First American Government Obligations Fund,
Institutional Class, 0.22% (b)	2,728,000	$2,728,000	5.16%
First American Treasury Obligations Fund,
Institutional Class, 0.29% (b)	2,258,894	2,258,894	4.27%

Total Short-Term Investments
(Cost $4,986,894)		4,986,894	9.43%

Total Investments
(Cost $46,712,100) – 101.16%		53,478,554	101.16%
Liabilities in Excess of Other Assets – (1.16)%		(614,271)	(1.16)%

TOTAL NET ASSETS – 100.00%		$52,864,283	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income-producing security.
(b)	The rate listed is the fund’s seven-day yield as of April 30, 2022.

Summary of Fair Value Exposure as of April 30, 2022

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2022 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Financials	$41,654,888	$—	$—	$41,654,888
Information Technology	6,836,772	—	—	6,836,772
Total Common Stocks	$48,491,660	$—	$—	$48,491,660
Short-Term Investments
Money Market Funds	$4,986,894	$—	$—	$4,986,894
Total Short-Term Investments	$4,986,894	$—	$—	$4,986,894
Total Investments	$53,478,554	$—	$—	$53,478,554

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Assets and Liabilities as of April 30, 2022 (Unaudited)

ASSETS:
Investments in securities, at value (cost $46,712,100)	$53,478,554
Dividends and interest receivable	86,480
Receivable for fund shares sold	63,348
Return of capital receivable	1,663
Prepaid expenses and other assets	21,838
Total assets	53,651,883

LIABILITIES:
Payable for securities purchased	588,020
Payable for fund shares redeemed	111,405
Payable to advisor	42,130
Payable to administrator	11,795
Payable to auditor	11,228
Accrued distribution fees	3,920
Accrued service fees	2,280
Accrued trustees fees	5,876
Accrued expenses and other payables	10,946
Total liabilities	787,600
NET ASSETS	$52,864,283

NET ASSETS CONSISTS OF:
Capital stock	$43,213,393
Total distributable earnings	9,650,890
Total net assets	$52,864,283

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$25,824,886
Shares issued and outstanding	1,018,123
Net asset value, offering price, and redemption price per share	$25.37

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$27,039,397
Shares issued and outstanding	1,054,738
Net asset value, offering price, and redemption price per share	$25.64

The accompanying notes are an integral part of these financial statements.

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8

STATEMENT OF ASSETS AND LIABILITIES/STATEMENT OF OPERATIONS

Financial Statements

Statement of Operations for the six months ended April 30, 2022 (Unaudited)

INVESTMENT INCOME:
Dividend income	$609,730
Interest income	878
Total investment income	610,608

EXPENSES:
Investment advisory fees (See Note 5)	299,700
Administration, accounting, custody, and transfer agent fees (See Note 5)	42,190
Sub-transfer agent expenses – Investor Class (See Note 5)	31,960
Sub-transfer agent expenses – Institutional Class (See Note 5)	9,523
Distribution fees – Investor Class (See Note 5)	23,915
Federal and state registration fees	17,728
Service fees – Investor Class (See Note 5)	15,943
Compliance expense (See Note 5)	15,156
Audit fees	11,222
Trustees’ fees and expenses	8,947
Reports to shareholders	5,161
Interest expense (See Note 7)	716
Legal fees	450
Other expenses	6,252
Total expenses	488,863
NET INVESTMENT INCOME	$121,745

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$4,016,220
Net change in unrealized appreciation/deprecation on investments	(22,161,550)
Net loss on investments	(18,145,330)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(18,023,585)

The accompanying notes are an integral part of these financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2022	Year Ended
	(Unaudited)	October 31, 2021
OPERATIONS:
Net investment income (loss)	$121,745	$(190,967)
Net realized gain on investments	4,016,220	4,934,331
Net change in unrealized
appreciation/depreciation on investments	(22,161,550)	21,198,437
Net increase (decrease) in net
assets resulting from operations	(18,023,585)	25,941,801

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(1,687,916)	—
Distributable earnings – Institutional Class	(1,797,726)	—
Total distributions	(3,485,642)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	1,797,839	10,760,638
Proceeds from shares subscribed – Institutional Class	10,093,477	24,725,649
Dividends reinvested – Investor Class	1,636,788	—
Dividends reinvested – Institutional Class	1,782,399	—
Cost of shares redeemed – Investor Class	(3,731,016)	(10,552,763)
Cost of shares redeemed – Institutional Class	(8,689,907)	(23,051,103)
Net increase in net assets derived
from capital share transactions	2,889,580	1,882,421
TOTAL INCREASE (DECREASE) IN NET ASSETS	(18,619,647)	27,824,222

NET ASSETS:
Beginning of period	71,483,930	43,659,708
End of period	$52,864,283	$71,483,930

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	56,620	356,674
Shares sold – Institutional Class	309,167	786,529
Shares issued to holders as reinvestment
of dividends – Investor Class	50,270	—
Shares issued to holders as reinvestment
of dividends – Institutional Class	54,242	—
Shares redeemed – Investor Class	(119,939)	(333,681)
Shares redeemed – Institutional Class	(292,694)	(744,960)
Net increase in shares outstanding	57,666	64,562

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2022
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$35.32

Income from investment operations:
Net investment income (loss)	0.02	(1)
Net realized and unrealized gains (losses) on investments	(8.32)
Total from investment operations	(8.30)

Less distributions:
Dividends from net investment income	—
Dividends from net realized gains	(1.65)
Total distributions	(1.65)
Net asset value, end of period	$25.37

TOTAL RETURN	-24.53	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$25.82
Ratio of expenses to average net assets	1.67	%(3)
Ratio of net investment income (loss) to average net assets	0.15	%(3)
Portfolio turnover rate(4)	40	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2021		2020		2019		2018	2017

$22.33		$22.63		$21.43		$22.02	$16.23

(0.15	)(1)	(0.05	)(1)	(0.05	)(1)	(0.07)	(0.08)
13.14		(0.25)		1.84		0.48	5.97
12.99		(0.30)		1.79		0.41	5.89

—		—		—		—	(0.10)
—		—		(0.59)		(1.00)	—
—		—		(0.59)		(1.00)	(0.10)
$35.32		$22.33		$22.63		$21.43	$22.02

58.17%		-1.33%		8.75%		1.82%	36.41%

$36.42		$22.51		$23.63		$40.99	$26.33
1.68%		1.75%		1.82%		1.69%	1.81%
(0.47)%		(0.21)%		(0.23)%		(0.44)%	(0.41)%
62%		88%		83%		64%	76%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2022
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$35.63

Income from investment operations:
Net investment income (loss)	0.09	(1)
Net realized and unrealized gains (losses) on investments	(8.41)
Total from investment operations	(8.32)

Less distributions:
Dividends from net investment income	—
Dividends from net realized gains	(1.67)
Total distributions	(1.67)
Net asset value, end of period	$25.64

TOTAL RETURN	-24.39	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$27.04
Ratio of expenses to average net assets	1.28	%(3)
Ratio of net investment income (loss) to average net assets	0.57	%(3)
Portfolio turnover rate(4)	40	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2021		2020	2019	2018	2017

$22.44		$22.68	$21.39	$21.91	$16.26

(0.03	)(1)	0.02 (1)	0.01 (1)	0.03	0.18
13.22		(0.26)	1.87	0.45	5.78
13.19		(0.24)	1.88	0.48	5.96

—		—	—	—	(0.31)
—		—	(0.59)	(1.00)	—
—		—	(0.59)	(1.00)	(0.31)
$35.63		$22.44	$22.68	$21.39	$21.91

58.78%		-1.06%	9.16%	2.16%	36.92%

$35.06		$21.15	$21.97	$8.85	$5.83
1.32%		1.45%	1.43%	1.34%	1.50%
(0.11)%		0.08%	0.05%	(0.07)%	(0.17)%
62%		88%	83%	64%	76%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements April 30, 2022 (Unaudited)

1).  ORGANIZATION

The Hennessy Large Cap Financial Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is capital appreciation. The Fund is a non-diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

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NOTES TO THE FINANCIAL STATEMENTS

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds are required to comply with Rule 18f-4 by August 19, 2022. The impact, if any, that Rule 18f-4 will have on the availability, liquidity, and performance of derivatives is unclear. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund. When fully implemented, Rule 18f-4 may require changes in how the Fund uses derivatives, adversely affect the Fund’s performance, and increase costs related to the Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards

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to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. Funds must comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development

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NOTES TO THE FINANCIAL STATEMENTS

that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the

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fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2022, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2022, were $25,717,079 and $29,512,320, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2022.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.90%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

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NOTES TO THE FINANCIAL STATEMENTS

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”), a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under

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this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2022, the Fund had an outstanding average daily balance and a weighted average interest rate of $40,696 and 3.50%, respectively. The interest expensed by the Fund during the six months ended April 30, 2022, is included in the Statement of Operations. The maximum amount outstanding for the Fund during the period was $1,896,000. As of April 30, 2022, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2021, the Fund’s most fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$43,654,396
Gross tax unrealized appreciation	$29,210,202
Gross tax unrealized depreciation	(1,247,644)
Net tax unrealized appreciation/(depreciation)	$27,962,558
Undistributed ordinary income	$—
Undistributed long-term capital gains	3,485,637
Total distributable earnings	$3,485,637
Other accumulated gain/(loss)	$(288,078)
Total accumulated gain/(loss)	$31,160,117

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2021, the Fund had no tax-basis capital losses to offset future capital gains. During fiscal year 2021, the capital losses utilized by the Fund were $914,697.

Capital losses sustained in or after fiscal year 2012 can be carried forward indefinitely, but any such loss retains the character of the original loss and must be utilized prior to any loss incurred before fiscal year 2012. As a result of this ordering rule, capital loss carryforwards incurred prior to fiscal year 2012 may be more likely to expire unused. Capital losses sustained prior to fiscal year 2012 can be carried forward for eight years and can be carried forward as short-term capital losses regardless of the character of the original loss.

As of October 31, 2021, the Fund deferred, on a tax basis, a late-year ordinary loss of $288,078. Late-year ordinary losses are net ordinary losses incurred after December 31, 2020, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2022 (year to date) and fiscal year 2021, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2022	October 31, 2021
Ordinary income(1)	$—	$—
Long-term capital gains	3,485,642	—
Total distributions	$3,485,642	$—

(1) Ordinary income includes short-term capital gains.

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NOTES TO THE FINANCIAL STATEMENTS

9).  LIBOR TRANSITION

The Fund invests in financial instruments with payment obligations, financing terms, hedging strategies, or investment values based on, among other floating rates, the London Interbank Offered Rate (“LIBOR”). Determined by the ICE Benchmark Administration, LIBOR is an average interest rate that banks charge one another for the use of short-term money. In 2017, the United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates LIBOR, announced plans to phase out the use of LIBOR by the end of 2021. Most LIBOR settings are no longer being published as of December 31, 2021, and the FCA and ICE Benchmark Administrator have announced that a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The U.S. Federal Reserve has begun publishing the Secured Overnight Financing Rate (SOFR), which is intended to replace the U.S. dollar LIBOR. Other regulators and industry groups around the world have announced or begun publishing proposed alternative reference rates for other currencies, but global consensus is lacking, and the process for amending many existing contracts or instruments to transition away from LIBOR remains unclear. Uncertainty related to the liquidity impact of the change in reference rates and how to appropriately adjust these rates at the time of transition may lead to increased volatility and illiquidity in markets tied to LIBOR, reduce the value of LIBOR-related instruments, and reduce the effectiveness of hedging strategies, which could adversely affect the Fund’s performance. Moreover, the risks associated with this discontinuation and transition could be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.

10).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2022, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Expense Example (Unaudited)
April 30, 2022

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2021, through April 30, 2022.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2021	April 30, 2022	During Period(1)
Investor Class
Actual	$1,000.00	$ 754.70	$7.27
Hypothetical (5% return before expenses)	$1,000.00	$1,016.51	$8.35

Institutional Class
Actual	$1,000.00	$ 756.10	$5.57
Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.41

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.67% for Investor Class shares or 1.28% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign up for eDelivery or elect to receive paper copies as detailed below, you will be notified each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox
www.hennessyfunds.com/subscribe

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26

PROXY VOTING — BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Board Approval of Investment Advisory
Agreement

At its meeting on March 11, 2022, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory agreement. In addition, the Trustees who are not deemed “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory agreement. As part of their discussion, the Independent Trustees confirmed their understanding of the need to have asked about, and received answers to, any matters that they believed are relevant to determining whether to approve the continuation of the advisory agreement.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory agreement. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory agreement and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q;

(4)	A summary of the advisory agreement;

(5)	A recent Fund fact sheet, which included, among other things, Fund performance over various periods;

(6)	A description of the range of services provided by the Advisor;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund; and

(8)	A memorandum from the Advisor regarding economies of scale.

The Trustees reviewed and discussed all of the information provided by the Advisor. Following this review, and further discussion with the Advisor, the Trustees concluded that the information provided before and at the meeting addressed all of the relevant matters that they wanted to consider in assessing the performance of the Funds and the performance of the Advisor under the advisory agreement, and that said information provided them with a fulsome understanding of the advisory agreement and the services provided by the Advisor.

All of the factors discussed were considered as a whole by the Trustees, as well as by the Independent Trustees meeting in executive session. The Trustees viewed the relevant factors in their totality, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory agreement. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in

HENNESSY FUNDS	1-800-966-4354
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some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the advisory agreement, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor from serving as an investment advisor to the Fund (other than the advisory fee).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review and an assessment of the Advisor’s performance, the Trustees concluded that the Advisor provides high-quality services to the Fund, and they noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor acts as the portfolio manager for the Fund. In this capacity, the Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio;

(iii)	manages the use of soft dollars for the Fund; and

(iv)	manages proxy voting for the Fund.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of each Fund.

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Fund’s service providers (including their codes of ethics, as appropriate), conducts on-site visits to the Fund’s service providers, as feasible, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(f)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(g)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

(h)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(i)	For each annual report of the Fund, the Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

(j)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allow customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(k)
The Advisor pays the incentive compensation of the Fund’s compliance officers and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(l)	The Advisor provides a quarterly compliance certification to the Board.

(m)	The Advisor prepares or reviews all Board materials, presents to and leads discussions with the Board, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees compared the performance of the Fund to benchmark indices over various periods and noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor manages the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted the continuation of the advisory agreement.

(3)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within a reasonable range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory agreement.

(4)
The Trustees also considered whether the Advisor was realizing economies of scale that should be shared with the Fund’s shareholders. The Trustees noted that the majority of expenses incurred to manage the Fund are variable

HENNESSY FUNDS	1-800-966-4354
29

asset-based fees, so the Advisor does not realize material economies of scale relating to these expenses as the assets of the Fund increase. For example, third-party platform fees increase as the Fund’s assets grow.

(5)
The Trustees considered the profitability of the Advisor, including the impact of mutual fund platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(6)	The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees and concluded that this was beneficial to the Fund and its shareholders.

(7)
The Trustees considered any benefits to the Advisor from serving as an advisor to the Fund (other than the advisory fee). The Trustees noted that the Advisor may derive ancillary benefits from, by way of example, its association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor from its relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ finding that the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s own efforts in the performance of its duties under the advisory agreement.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory agreement.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
J. Dennis DeSousa
Robert T. Doyle
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2022

HENNESSY SMALL CAP FINANCIAL FUND

Investor Class  HSFNX
Institutional Class  HISFX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	16
Expense Example	24
Proxy Voting Policy and Proxy Voting Records	26
Availability of Quarterly Portfolio Schedule	26
Federal Tax Distribution Information	26
Important Notice Regarding Delivery of Shareholder Documents	26
Electronic Delivery	26
Board Approval of Investment Advisory Agreement	27

HENNESSY FUNDS	1-800-966-4354

May 2022

Dear Hennessy Funds Shareholder:

We’d like to start our semi-annual letter with a pause. At the end of 2021, we looked forward to a new year – a potentially calmer year – having come through almost two full years of the coronavirus pandemic. As people, we were aware our lives had changed, but we hoped for a better 2022; as investors, we were aware that the economy was strong and employment was robust, yet challenges loomed, including inflation, supply chain disruptions, and tightening monetary policy; as employees, students, and family members, we recognized much was different, but we sought a return to what’s familiar. What we didn’t know was that a world leader who controls one of the largest militaries on the planet was about to start one of the worst atrocities in Europe since World War II. Our thoughts are with the Ukrainian people, and our hope is for this unjustified, senseless human tragedy to end quickly.

The equity market started 2022 on a high note, with the S&P 500® Index hitting an all-time high on the first trading day of the year. This turned out to be the last hurrah for a market that saw a continuous march higher in 2021, having hit 70 new all-time highs, with a new all-time high being recorded on average every three and a half days. Concerns in the market then coalesced and overpowered bullish sentiment, and the market has spiraled lower throughout 2022. Factors that drove the market lower include: tightening monetary policy as the Federal Reserve has begun raising rates and has announced plans for shrinking its $8.5 trillion asset portfolio; inflation, higher energy costs, and their effects on the domestic and global economies; continued supply chain disruptions; investors’ indiscriminate liquidation of broad-based ETFs and index funds and the detrimental effect on equities; and the near-term and long-term global implications of the Russian invasion of Ukraine.

While markets are adjusting, many positive conditions remain intact. Corporate balance sheets and profits remain strong, GDP growth remains positive, the consumer continues to show resilience in the face of rising prices, cash is abundant both at the corporate and household levels, unemployment is exceptionally low, and our financial system remains healthy. Markets are also experiencing a change in leadership, as value stocks have been outperforming growth stocks, and traditionally defensive sectors such as Utilities and Consumer Staples have been outperforming the broader market. Finally, the Energy sector has soared in 2022, as companies reap the benefits of dramatically higher oil and natural gas prices, and shareholders are rewarded with significantly higher dividends, aggressive buybacks, and higher stock prices after many years of underperformance for the sector.

With history as our guide, we are hopeful that eventually the market may bottom and head higher again. Since the financial crisis of 2008, we have experienced many corrections and many recoveries to new highs. The Dow Jones Industrial Average has dropped over 10% eight times, including the current drop, for a median decline of 14.00%, and on average, it took 45 trading days to drop from peak to trough and 127 trading days to return to the previous peak. Since the current drop has taken longer to go from peak to its recent trough, it may take some time for a recovery in prices to truly take hold.

On a positive note, valuations have come in, and many stocks have become more attractive, especially for longer-term investors. We note, however, that the concept of “historically cheap stocks” does not, on its own, move the market higher. Rather, it is

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2

LETTER TO SHAREHOLDERS

overall capitulation and improving fundamentals that could bring buyers back into the market and reverse any bearish trends. Investors need to see improving company earnings, retreating inflationary trends, a measured pace of interest rate increases globally that does not cause significant economic contraction, hope for a more peaceful and orderly world economic system unconstrained by supply bottlenecks and other hindrances to global trade, and, most importantly, a subsidence of the deleterious effects of the coronavirus pandemic. While that may seem like a “tall order,” we believe that patient investing, focusing on value, quality, and downside risk mitigation, works well over the longer term.

During this tumultuous period, performance of the majority of the Hennessy Funds has been relatively strong when compared to the overall market as well as to our benchmarks. During the six months ended April 30, 2022, the Dow Jones Industrial Average, the S&P 500® Index, and the NASDAQ Composite Index dropped 7.05%, 9.65%, and 20.15%, respectively, on a total return basis. During this period when these three major indices saw significant declines, we were pleased that seven of our 16 Funds posted positive total returns, 10 of our 14 domestic Funds outperformed the S&P 500® Index, and over half of our active funds outperformed their primary benchmarks.

We thank you, our shareholders, for your continued interest in our family of Funds. We are grateful for the trust you put in us, and we will continue to strive to manage our portfolios for long-term performance, ever mindful of downside risk. While volatility and uncertainty may impact the markets in the short-term, we encourage investors to stay the course, maintain a diversified portfolio, and keep a long-term perspective. If you have any questions or would like to speak with us, please don’t hesitate to call us directly at (800) 966-4354. In closing, we would also like to thank all of the healthcare and frontline workers that have worked – and still work – tirelessly throughout the coronavirus pandemic.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The NASDAQ Composite Index comprises all common stocks listed on The NASDAQ Stock Market and is commonly used to measure the performance of technology-related stocks. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

Please refer to the Performance Overview section for more detailed performance information.

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Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2022

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Small Cap Financial Fund –
Investor Class (HSFNX)	-12.23%	-8.84%	6.31%	10.71%
Hennessy Small Cap Financial Fund –
Institutional Class (HISFX)	-12.09%	-8.54%	6.69%	11.10%
Russell 2000® Index Financials	-15.16%	-9.93%	4.92%	9.99%
Russell 2000® Index	-18.38%	-16.87%	7.24%	10.06%

Expense ratios: 1.58% (Investor Class); 1.20% (Institutional Class)

(1)	Periods of less than one year are not annualized.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods including or prior to October 26, 2012, is that of the FBR Small Cap Financial Fund.

The Russell 2000® Index Financials is a subset of the Russell 2000® Index that measures the performance of the securities classified in the Financials sector of the small-cap U.S. equity market. The Russell 2000® Index comprises the smallest 2,000 companies in the Russell 3000® Index based on market capitalization, representing approximately 8% of the Russell 3000® Index in terms of total market capitalization. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

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4

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2022 (Unaudited)

HENNESSY SMALL CAP FINANCIAL FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
First BanCorp.	6.05%
Independent Bank Corp.	5.81%
Hingham Institution for Savings	5.72%
Hancock Whitney Corp.	5.65%
Old National Bancorp	5.37%
First Citizens BancShares, Inc.	4.93%
Texas Capital Bancshares, Inc.	4.90%
Lakeland Bancorp, Inc.	4.89%
Banner Corp.	4.88%
WSFS Financial Corp.	4.73%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354
5

COMMON STOCKS – 98.27%	Number		% of
	of Shares	Value	Net Assets
Financials – 98.03%
Associated Banc-Corp.	160,000	$3,192,000	2.90%
Banner Corp.	100,000	5,370,000	4.88%
Berkshire Hills Bancorp, Inc.	10,000	247,400	0.22%
Cadence Bank	90,000	2,253,600	2.05%
Coastal Financial Corp. (a)	18,000	738,720	0.67%
ConnectOne Bancorp, Inc.	185,000	5,154,100	4.68%
Eastern Bankshares, Inc.	170,000	3,257,200	2.96%
First BanCorp. (b)	490,000	6,668,900	6.05%
First Citizens BancShares, Inc.	8,500	5,434,730	4.93%
Flushing Financial Corp.	220,000	4,730,000	4.29%
Hancock Whitney Corp.	133,000	6,220,410	5.65%
HarborOne Bancorp, Inc.	40,000	535,600	0.49%
Hingham Institution for Savings	19,500	6,299,865	5.72%
HomeTrust Bancshares, Inc.	185,000	5,000,550	4.54%
Independent Bank Corp.	83,000	6,404,280	5.81%
Kearny Financial Corp. of Maryland	308,000	3,652,880	3.32%
Lakeland Bancorp, Inc.	358,000	5,380,740	4.89%
Luther Burbank Corp.	20,000	265,400	0.24%
New York Community Bancorp, Inc.	410,000	3,788,400	3.44%
Northeast Community Bancorp, Inc.	228,331	2,561,874	2.33%
Old National Bancorp	390,000	5,912,400	5.37%
PacWest Bancorp	97,000	3,190,330	2.90%
Shore Bancshares, Inc.	82,000	1,650,660	1.50%
Silvergate Capital Corp. (a)	19,500	2,280,720	2.07%
Synovus Financial Corp.	25,000	1,038,500	0.94%
Texas Capital Bancshares, Inc. (a)	105,000	5,392,800	4.90%
Western New England Bancorp, Inc.	337,000	2,894,830	2.63%
Wintrust Financial Corp.	37,000	3,230,840	2.93%
WSFS Financial Corp.	130,000	5,209,100	4.73%
		107,956,829	98.03%

Information Technology – 0.24%
Bread Financial Holdings, Inc.	5,000	274,000	0.24%

Total Common Stocks
(Cost $87,627,986)		108,230,829	98.27%

The accompanying notes are an integral part of these financial statements.

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6

SCHEDULE OF INVESTMENTS

SHORT-TERM INVESTMENTS – 1.86%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 1.86%
First American Government Obligations Fund,
Institutional Class, 0.22% (c)	2,043,774	$2,043,774	1.86%

Total Short-Term Investments
(Cost $2,043,774)		2,043,774	1.86%

Total Investments
(Cost $89,671,760) – 100.13%		110,274,603	100.13%
Liabilities in Excess of Other Assets – (0.13)%		(148,361)	(0.13)%

TOTAL NET ASSETS – 100.00%		$110,126,242	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income-producing security.
(b)	U.S.-traded security of a foreign corporation.
(c)	The rate listed is the fund’s seven-day yield as of April 30, 2022.

Summary of Fair Value Exposure as of April 30, 2022

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2022 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Financials	$107,956,829	$—	$—	$107,956,829
Information Technology	274,000	—	—	274,000
Total Common Stocks	$108,230,829	$—	$—	$108,230,829
Short-Term Investments
Money Market Funds	$2,043,774	$—	$—	$2,043,774
Total Short-Term Investments	$2,043,774	$—	$—	$2,043,774
Total Investments	$110,274,603	$—	$—	$110,274,603

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Assets and Liabilities as of April 30, 2022 (Unaudited)

ASSETS:
Investments in securities, at value (cost $89,671,760)	$110,274,603
Dividends and interest receivable	25,073
Receivable for fund shares sold	4,466
Prepaid expenses and other assets	30,645
Total assets	110,334,787

LIABILITIES:
Payable for fund shares redeemed	43,102
Payable to advisor	91,412
Payable to administrator	25,781
Payable to auditor	11,228
Accrued distribution fees	15,873
Accrued service fees	8,082
Accrued trustees fees	5,079
Accrued expenses and other payables	7,988
Total liabilities	208,545
NET ASSETS	$110,126,242

NET ASSETS CONSISTS OF:
Capital stock	$79,797,895
Total distributable earnings	30,328,347
Total net assets	$110,126,242

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$86,076,734
Shares issued and outstanding	3,141,868
Net asset value, offering price, and redemption price per share	$27.40

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$24,049,508
Shares issued and outstanding	1,503,730
Net asset value, offering price, and redemption price per share	$15.99

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF ASSETS AND LIABILITIES/STATEMENT OF OPERATIONS

Financial Statements

Statement of Operations for the six months ended April 30, 2022 (Unaudited)

INVESTMENT INCOME:
Dividend income(1)	$1,627,528
Interest income	978
Total investment income	1,628,506

EXPENSES:
Investment advisory fees (See Note 5)	697,529
Sub-transfer agent expenses – Investor Class (See Note 5)	107,310
Sub-transfer agent expenses – Institutional Class (See Note 5)	8,782
Distribution fees – Investor Class (See Note 5)	95,275
Administration, accounting, custody, and transfer agent fees (See Note 5)	90,052
Service fees – Investor Class (See Note 5)	63,516
Federal and state registration fees	22,509
Compliance expense (See Note 5)	15,156
Audit fees	11,222
Trustees’ fees and expenses	9,598
Interest expense (See Note 7)	7,476
Reports to shareholders	6,971
Legal fees	900
Other expenses	11,805
Total expenses	1,148,101
NET INVESTMENT INCOME	$480,405

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$12,219,980
Net change in unrealized appreciation/depreciation on investments	(29,977,548)
Net loss on investments	(17,757,568)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(17,277,163)

(1)	Net of foreign taxes withheld of $10,250.

The accompanying notes are an integral part of these financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2022	Year Ended
	(Unaudited)	October 31, 2021
OPERATIONS:
Net investment income	$480,405	$1,237,630
Net realized gain on investments	12,219,980	7,181,600
Net change in unrealized
appreciation/depreciation on investments	(29,977,548)	46,273,638
Net increase (decrease) in net
assets resulting from operations	(17,277,163)	54,692,868

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(1,276,583)	(640,077)
Distributable earnings – Institutional Class	(587,596)	(266,480)
Total distributions	(1,864,179)	(906,557)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	13,698,920	89,150,331
Proceeds from shares subscribed – Institutional Class	10,472,749	23,725,263
Dividends reinvested – Investor Class	1,243,912	621,958
Dividends reinvested – Institutional Class	549,827	237,659
Cost of shares redeemed – Investor Class	(53,557,247)	(49,466,414)
Cost of shares redeemed – Institutional Class	(15,247,960)	(11,517,594)
Net increase (decrease) in net assets
derived from capital share transactions	(42,839,799)	52,751,203
TOTAL INCREASE (DECREASE) IN NET ASSETS	(61,981,141)	106,537,514

NET ASSETS:
Beginning of period	172,107,383	65,569,869
End of period	$110,126,242	$172,107,383

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	422,231	3,020,767
Shares sold – Institutional Class	566,377	1,373,793
Shares issued to holders as reinvestment
of dividends – Investor Class	39,265	28,361
Shares issued to holders as reinvestment
of dividends – Institutional Class	29,680	18,452
Shares redeemed – Investor Class	(1,762,262)	(1,754,093)
Shares redeemed – Institutional Class	(819,660)	(688,529)
Net increase (decrease) in shares outstanding	(1,524,369)	1,998,751

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2022
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$31.52

Income from investment operations:
Net investment income (loss)	0.09	(1)
Net realized and unrealized gains (losses) on investments	(3.90)
Total from investment operations	(3.81)

Less distributions:
Dividends from net investment income	(0.22)
Dividends from net realized gains	(0.09)
Total distributions	(0.31)
Net asset value, end of period	$27.40

TOTAL RETURN	-12.23	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$86.08
Ratio of expenses to average net assets	1.55	%(4)
Ratio of net investment income (loss) to average net assets	0.56	%(4)
Portfolio turnover rate(5)	12	%(3)

(1)	Calculated using the average shares outstanding method.
(2)	Amount is between $(0.005) and $0.005.
(3)	Not annualized.
(4)	Annualized.
(5)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2021	2020	2019	2018	2017

$17.46	$21.60	$21.96	$26.02	$23.48

0.25 (1)	0.16 (1)	0.10 (1)	0.03	(0.04)
14.01	(3.55)	0.93	(2.12)	5.83
14.26	(3.39)	1.03	(2.09)	5.79

(0.20)	(0.09)	(0.07)	0.00 (2)	(0.06)
—	(0.66)	(1.32)	(1.97)	(3.19)
(0.20)	(0.75)	(1.39)	(1.97)	(3.25)
$31.52	$17.46	$21.60	$21.96	$26.02

82.20%	-16.37%	5.27%	-8.79%	25.03%

$140.03	$54.96	$89.36	$122.00	$174.01
1.58%	1.65%	1.58%	1.54%	1.52%
0.90%	0.96%	0.47%	0.11%	(0.06)%
28%	75%	46%	28%	46%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2022
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$18.57

Income from investment operations:
Net investment income	0.08	(1)
Net realized and unrealized gains (losses) on investments	(2.28)
Total from investment operations	(2.20)

Less distributions:
Dividends from net investment income	(0.33)
Dividends from net realized gains	(0.05)
Total distributions	(0.38)
Net asset value, end of period	$15.99

TOTAL RETURN	-12.09	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$24.05
Ratio of expenses to average net assets	1.19	%(3)
Ratio of net investment income to average net assets	0.91	%(3)
Portfolio turnover rate(4)	12	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2021	2020	2019	2018	2017

$10.37	$12.92	$13.28	$15.69	$14.23

0.21 (1)	0.13 (1)	0.10 (1)	0.07	0.02
8.26	(2.10)	0.54	(1.27)	3.56
8.47	(1.97)	0.64	(1.20)	3.58

(0.27)	(0.19)	(0.18)	(0.02)	(0.17)
—	(0.39)	(0.82)	(1.19)	(1.95)
(0.27)	(0.58)	(1.00)	(1.21)	(2.12)
$18.57	$10.37	$12.92	$13.28	$15.69

82.88%	-16.05%	5.57%	-8.42%	25.56%

$32.08	$10.61	$20.74	$35.66	$37.92
1.20%	1.29%	1.23%	1.15%	1.15%
1.31%	1.27%	0.84%	0.51%	0.30%
28%	75%	46%	28%	46%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements April 30, 2022 (Unaudited)

1).  ORGANIZATION

The Hennessy Small Cap Financial Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is capital appreciation. The Fund is a non-diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

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NOTES TO THE FINANCIAL STATEMENTS

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds are required to comply with Rule 18f-4 by August 19, 2022. The impact, if any, that Rule 18f-4 will have on the availability, liquidity, and performance of derivatives is unclear. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund. When fully implemented, Rule 18f-4 may require changes in how the Fund uses derivatives, adversely affect the Fund’s performance, and increase costs related to the Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards

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to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. Funds must comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally

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NOTES TO THE FINANCIAL STATEMENTS

traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment

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companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2022, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2022, were $18,071,556 and $59,136,586, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2022.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.90%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

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NOTES TO THE FINANCIAL STATEMENTS

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”), a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under

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this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2022, the Fund had an outstanding average daily balance and a weighted average interest rate of $440,254 and 3.38%, respectively. The interest expensed by the Fund during the six months ended April 30, 2022, is included in the Statement of Operations. The maximum amount outstanding for the Fund during the period was $15,682,000. As of April 30, 2022, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2021, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$126,270,823
Gross tax unrealized appreciation	$51,915,639
Gross tax unrealized depreciation	(3,505,271)
Net tax unrealized appreciation/(depreciation)	$48,410,368
Undistributed ordinary income	$573,969
Undistributed long-term capital gains	485,352
Total distributable earnings	$1,059,321
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$49,469,689

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2021, the Fund had no tax-basis capital losses to offset future capital gains. During fiscal year 2021, the capital losses utilized by the fund were $6,639,295.

Capital losses sustained in or after fiscal year 2012 can be carried forward indefinitely, but any such loss retains the character of the original loss and must be utilized prior to any loss incurred before fiscal year 2012. As a result of this ordering rule, capital loss carryforwards incurred prior to fiscal year 2012 may be more likely to expire unused. Capital losses sustained prior to fiscal year 2012 can be carried forward for eight years and can be carried forward as short-term capital losses regardless of the character of the original loss.

As of October 31, 2021, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2020, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2022 (year to date) and fiscal year 2021, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2022	October 31, 2021
Ordinary income(1)	$1,378,796	$906,557
Long-term capital gains	485,383	—
Total distributions	$1,864,179	$906,557

(1) Ordinary income includes short-term capital gains.

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22

NOTES TO THE FINANCIAL STATEMENTS

9).  LIBOR TRANSITION

The Fund invests in financial instruments with payment obligations, financing terms, hedging strategies, or investment values based on, among other floating rates, the London Interbank Offered Rate (“LIBOR”). Determined by the ICE Benchmark Administration, LIBOR is an average interest rate that banks charge one another for the use of short-term money. In 2017, the United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates LIBOR, announced plans to phase out the use of LIBOR by the end of 2021. Most LIBOR settings are no longer being published as of December 31, 2021, and the FCA and ICE Benchmark Administrator have announced that a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. The U.S. Federal Reserve has begun publishing the Secured Overnight Financing Rate (SOFR), which is intended to replace the U.S. dollar LIBOR. Other regulators and industry groups around the world have announced or begun publishing proposed alternative reference rates for other currencies, but global consensus is lacking, and the process for amending many existing contracts or instruments to transition away from LIBOR remains unclear. Uncertainty related to the liquidity impact of the change in reference rates and how to appropriately adjust these rates at the time of transition may lead to increased volatility and illiquidity in markets tied to LIBOR, reduce the value of LIBOR-related instruments, and reduce the effectiveness of hedging strategies, which could adversely affect the Fund’s performance. Moreover, the risks associated with this discontinuation and transition could be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Fund until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.

10).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2022, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Expense Example (Unaudited)
April 30, 2022

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2021, through April 30, 2022.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2021	April 30, 2022	During Period(1)
Investor Class
Actual	$1,000.00	$ 877.70	$7.22
Hypothetical (5% return before expenses)	$1,000.00	$1,017.11	$7.75

Institutional Class
Actual	$1,000.00	$ 879.10	$5.54
Hypothetical (5% return before expenses)	$1,000.00	$1,018.89	$5.96

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.55% for Investor Class shares or 1.19% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2021 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign up for eDelivery or elect to receive paper copies as detailed below, you will be notified each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

Subscribe to receive our team’s unique market and sector insights delivered to your inbox
www.hennessyfunds.com/subscribe

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26

PROXY VOTING — BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Board Approval of Investment Advisory
Agreement

At its meeting on March 11, 2022, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory agreement. In addition, the Trustees who are not deemed “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory agreement. As part of their discussion, the Independent Trustees confirmed their understanding of the need to have asked about, and received answers to, any matters that they believed are relevant to determining whether to approve the continuation of the advisory agreement.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory agreement. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory agreement and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q;

(4)	A summary of the advisory agreement;

(5)	A recent Fund fact sheet, which included, among other things, Fund performance over various periods;

(6)	A description of the range of services provided by the Advisor;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund; and

(8)	A memorandum from the Advisor regarding economies of scale.

The Trustees reviewed and discussed all of the information provided by the Advisor. Following this review, and further discussion with the Advisor, the Trustees concluded that the information provided before and at the meeting addressed all of the relevant matters that they wanted to consider in assessing the performance of the Funds and the performance of the Advisor under the advisory agreement, and that said information provided them with a fulsome understanding of the advisory agreement and the services provided by the Advisor.

All of the factors discussed were considered as a whole by the Trustees, as well as by the Independent Trustees meeting in executive session. The Trustees viewed the relevant factors in their totality, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory agreement. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in

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some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the advisory agreement, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor from serving as an investment advisor to the Fund (other than the advisory fee).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review and an assessment of the Advisor’s performance, the Trustees concluded that the Advisor provides high-quality services to the Fund, and they noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor acts as the portfolio manager for the Fund. In this capacity, the Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio;

(iii)	manages the use of soft dollars for the Fund; and

(iv)	manages proxy voting for the Fund.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of each Fund.

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Fund’s service providers (including their codes of ethics, as appropriate), conducts on-site visits to the Fund’s service providers, as feasible, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(f)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(g)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

(h)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(i)	For each annual report of the Fund, the Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

(j)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allow customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(k)
The Advisor pays the incentive compensation of the Fund’s compliance officers and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(l)	The Advisor provides a quarterly compliance certification to the Board.

(m)	The Advisor prepares or reviews all Board materials, presents to and leads discussions with the Board, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees compared the performance of the Fund to benchmark indices over various periods and noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor manages the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted the continuation of the advisory agreement.

(3)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within a reasonable range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory agreement.

(4)
The Trustees also considered whether the Advisor was realizing economies of scale that should be shared with the Fund’s shareholders. The Trustees noted that the majority of expenses incurred to manage the Fund are variable

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29

asset-based fees, so the Advisor does not realize material economies of scale relating to these expenses as the assets of the Fund increase. For example, third-party platform fees increase as the Fund’s assets grow.

(5)
The Trustees considered the profitability of the Advisor, including the impact of mutual fund platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(6)	The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees and concluded that this was beneficial to the Fund and its shareholders.

(7)
The Trustees considered any benefits to the Advisor from serving as an advisor to the Fund (other than the advisory fee). The Trustees noted that the Advisor may derive ancillary benefits from, by way of example, its association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor from its relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ finding that the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s own efforts in the performance of its duties under the advisory agreement.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory agreement.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
J. Dennis DeSousa
Robert T. Doyle
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

SEMI-ANNUAL REPORT

APRIL 30, 2022

HENNESSY TECHNOLOGY FUND

Investor Class  HTECX
Institutional Class  HTCIX

www.hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	5
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Expense Example	26
Proxy Voting Policy and Proxy Voting Records	28
Availability of Quarterly Portfolio Schedule	28
Federal Tax Distribution Information	28
Important Notice Regarding Delivery of Shareholder Documents	28
Electronic Delivery	28
Board Approval of Investment Advisory Agreement	29

HENNESSY FUNDS	1-800-966-4354

May 2022

Dear Hennessy Funds Shareholder:

We’d like to start our semi-annual letter with a pause. At the end of 2021, we looked forward to a new year – a potentially calmer year – having come through almost two full years of the coronavirus pandemic. As people, we were aware our lives had changed, but we hoped for a better 2022; as investors, we were aware that the economy was strong and employment was robust, yet challenges loomed, including inflation, supply chain disruptions, and tightening monetary policy; as employees, students, and family members, we recognized much was different, but we sought a return to what’s familiar. What we didn’t know was that a world leader who controls one of the largest militaries on the planet was about to start one of the worst atrocities in Europe since World War II. Our thoughts are with the Ukrainian people, and our hope is for this unjustified, senseless human tragedy to end quickly.

The equity market started 2022 on a high note, with the S&P 500® Index hitting an all-time high on the first trading day of the year. This turned out to be the last hurrah for a market that saw a continuous march higher in 2021, having hit 70 new all-time highs, with a new all-time high being recorded on average every three and a half days. Concerns in the market then coalesced and overpowered bullish sentiment, and the market has spiraled lower throughout 2022. Factors that drove the market lower include: tightening monetary policy as the Federal Reserve has begun raising rates and has announced plans for shrinking its $8.5 trillion asset portfolio; inflation, higher energy costs, and their effects on the domestic and global economies; continued supply chain disruptions; investors’ indiscriminate liquidation of broad-based ETFs and index funds and the detrimental effect on equities; and the near-term and long-term global implications of the Russian invasion of Ukraine.

While markets are adjusting, many positive conditions remain intact. Corporate balance sheets and profits remain strong, GDP growth remains positive, the consumer continues to show resilience in the face of rising prices, cash is abundant both at the corporate and household levels, unemployment is exceptionally low, and our financial system remains healthy. Markets are also experiencing a change in leadership, as value stocks have been outperforming growth stocks, and traditionally defensive sectors such as Utilities and Consumer Staples have been outperforming the broader market. Finally, the Energy sector has soared in 2022, as companies reap the benefits of dramatically higher oil and natural gas prices, and shareholders are rewarded with significantly higher dividends, aggressive buybacks, and higher stock prices after many years of underperformance for the sector.

With history as our guide, we are hopeful that eventually the market may bottom and head higher again. Since the financial crisis of 2008, we have experienced many corrections and many recoveries to new highs. The Dow Jones Industrial Average has dropped over 10% eight times, including the current drop, for a median decline of 14.00%, and on average, it took 45 trading days to drop from peak to trough and 127 trading days to return to the previous peak. Since the current drop has taken longer to go from peak to its recent trough, it may take some time for a recovery in prices to truly take hold.

On a positive note, valuations have come in, and many stocks have become more attractive, especially for longer-term investors. We note, however, that the concept of “historically cheap stocks” does not, on its own, move the market higher. Rather, it is

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2

LETTER TO SHAREHOLDERS

overall capitulation and improving fundamentals that could bring buyers back into the market and reverse any bearish trends. Investors need to see improving company earnings, retreating inflationary trends, a measured pace of interest rate increases globally that does not cause significant economic contraction, hope for a more peaceful and orderly world economic system unconstrained by supply bottlenecks and other hindrances to global trade, and, most importantly, a subsidence of the deleterious effects of the coronavirus pandemic. While that may seem like a “tall order,” we believe that patient investing, focusing on value, quality, and downside risk mitigation, works well over the longer term.

During this tumultuous period, performance of the majority of the Hennessy Funds has been relatively strong when compared to the overall market as well as to our benchmarks. During the six months ended April 30, 2022, the Dow Jones Industrial Average, the S&P 500® Index, and the NASDAQ Composite Index dropped 7.05%, 9.65%, and 20.15%, respectively, on a total return basis. During this period when these three major indices saw significant declines, we were pleased that seven of our 16 Funds posted positive total returns, 10 of our 14 domestic Funds outperformed the S&P 500® Index, and over half of our active funds outperformed their primary benchmarks.

We thank you, our shareholders, for your continued interest in our family of Funds. We are grateful for the trust you put in us, and we will continue to strive to manage our portfolios for long-term performance, ever mindful of downside risk. While volatility and uncertainty may impact the markets in the short-term, we encourage investors to stay the course, maintain a diversified portfolio, and keep a long-term perspective. If you have any questions or would like to speak with us, please don’t hesitate to call us directly at (800) 966-4354. In closing, we would also like to thank all of the healthcare and frontline workers that have worked – and still work – tirelessly throughout the coronavirus pandemic.

Best regards,

Ryan C. Kelley, CFA
Chief Investment Officer,
Senior Vice President, and Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Ryan C. Kelley and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500® Index are commonly used to measure the performance of U.S. stocks. The NASDAQ Composite Index comprises all common stocks listed on The NASDAQ Stock Market and is commonly used to measure the performance of technology-related stocks. The indices are used herein for comparative purposes in accordance with SEC regulations. One cannot invest directly in an index. All returns are shown on a total return basis.

Please refer to the Performance Overview section for more detailed performance information.

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Performance Overview (Unaudited)

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED APRIL 30, 2022

	Six	One	Five	Ten
	Months(1)	Year	Years	Years
Hennessy Technology Fund –
Investor Class (HTECX)	-20.53%	-18.77%	12.86%	9.93%
Hennessy Technology Fund –
Institutional Class (HTCIX)	-20.43%	-18.55%	13.14%	10.22%
Nasdaq Composite Index	-20.15%	-11.08%	16.40%	16.30%
S&P 500® Index	-9.65%	0.21%	13.66%	13.67%

Expense ratios:	Gross 2.79%, Net 1.23%(2) (Investor Class);
Gross 2.44%, Net 0.98%(2) (Institutional Class)

(1)	Periods of less than one year are not annualized.
(2)	The Fund’s investment advisor has contractually agreed to limit expenses until February 28, 2023.

_______________

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods including or prior to October 26, 2012, is that of the FBR Technology Fund.

The Nasdaq Composite Index is a broad-based capitalization-weighted index of all common stocks listed on The Nasdaq Stock Market LLC. The S&P 500® Index is a capitalization-weighted index that is designed to represent the broad domestic economy through changes in the aggregate market value of 500 stocks across all major industries. One cannot invest directly in an index. These indices are used for comparative purposes in accordance with Securities and Exchange Commission regulations.

Standard & Poor’s Financial Services is the source and owner of the S&P® and S&P 500® trademarks.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

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PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of April 30, 2022 (Unaudited)

HENNESSY TECHNOLOGY FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Box, Inc.	1.93%
Vontier Corp.	1.92%
Sanmina Corp.	1.85%
Sciplay Corp.	1.83%
Arrow Electronics, Inc.	1.81%
Mastercard, Inc., Class A	1.81%
A10 Networks, Inc.	1.79%
Gartner, Inc.	1.78%
KnowBe4, Inc.	1.78%
Vishay Intertechnology, Inc.	1.78%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor’s Financial Services LLC. It has been licensed for use by the Hennessy Funds.

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5

COMMON STOCKS – 98.52%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 1.83%
Sciplay Corp. (a)	8,170	$109,151	1.83%

Consumer Discretionary – 5.80%
1-800-Flowers.com, Inc. (a)	8,379	85,466	1.43%
Etsy, Inc. (a)	835	77,814	1.30%
Lands’ End, Inc. (a)	6,581	92,265	1.54%
Shutterstock, Inc.	1,204	91,167	1.53%
		346,712	5.80%

Information Technology – 90.89%
3D Systems Corp. (a)	6,442	73,052	1.22%
A10 Networks, Inc.	7,480	106,814	1.79%
Adobe, Inc. (a)	234	92,652	1.55%
Advanced Micro Devices, Inc. (a)	1,009	86,290	1.44%
Apple, Inc.	618	97,428	1.63%
Applied Materials, Inc.	861	95,011	1.59%
Arrow Electronics, Inc. (a)	919	108,313	1.81%
ASE Technology Holding Co. Ltd. – ADR (b)	15,257	98,255	1.65%
ASML Holding NV – ADR (b)	162	91,331	1.53%
Atlassian Corp. PLC (a)(b)	347	78,016	1.31%
Automatic Data Processing, Inc.	467	101,890	1.71%
Box, Inc. (a)	3,759	115,101	1.93%
Cadence Design Systems, Inc. (a)	656	98,958	1.66%
CDW Corp.	607	99,050	1.66%
Cohu, Inc. (a)	3,797	100,848	1.69%
CommVault Systems, Inc. (a)	1,647	100,467	1.68%
Dell Technologies, Inc.	2,239	105,255	1.76%
DocuSign, Inc. (a)	978	79,218	1.33%
DXC Technology Co. (a)	3,467	99,503	1.67%
Extreme Networks, Inc. (a)	8,763	84,125	1.41%
Flex Ltd. (a)(b)	5,943	98,000	1.64%
Fortinet, Inc. (a)	319	92,194	1.54%
Gartner, Inc. (a)	366	106,341	1.78%
Hewlett Packard Enterprise Co.	6,855	105,636	1.77%
Intel Corp.	2,229	97,162	1.63%
Jabil, Inc.	1,771	102,240	1.71%

The accompanying notes are an integral part of these financial statements.

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6

SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Information Technology (Continued)
Kimball Electronics, Inc. (a)	5,465	$97,496	1.63%
KLA Corp.	301	96,097	1.61%
KnowBe4, Inc. (a)	4,457	106,077	1.78%
Kulicke & Soffa Industries, Inc. (b)	1,969	91,381	1.53%
Lam Research Corp.	206	95,947	1.61%
LG Display Co. Ltd. – ADR (a)(b)	13,412	86,239	1.44%
Mastercard, Inc., Class A	298	108,287	1.81%
Microsoft Corp.	351	97,410	1.63%
NetApp, Inc.	1,369	100,279	1.68%
Palo Alto Networks, Inc. (a)	177	99,347	1.66%
Paychex, Inc.	796	100,877	1.69%
Paycom Software, Inc. (a)	303	85,285	1.43%
QIWI PLC – ADR (b)(d)	15,383	87,222	1.46%
QUALCOMM, Inc.	724	101,136	1.69%
Sanmina Corp. (a)	2,701	110,444	1.85%
Seagate Technology Holdings PLC (b)	1,214	99,597	1.67%
ServiceNow, Inc. (a)	188	89,883	1.51%
SMART Global Holdings, Inc. (a)(b)	4,435	100,497	1.68%
Taiwan Semiconductor Manufacturing Co. Ltd. – ADR (b)	1,043	96,926	1.62%
Telefonaktiebolaget LM Ericsson – ADR (b)	11,569	92,089	1.54%
Teradata Corp. (a)	2,200	90,970	1.52%
Teradyne, Inc.	920	97,023	1.62%
Texas Instruments, Inc.	604	102,831	1.72%
The Western Union Co.	5,800	97,208	1.63%
United Microelectronics Corp. – ADR (b)	12,091	96,244	1.61%
UserTesting, Inc. (a)	9,724	75,945	1.27%
Vertex, Inc. (a)	6,817	97,006	1.62%
Vishay Intertechnology, Inc.	5,695	106,098	1.78%
Vontier Corp.	4,470	114,521	1.92%
Zeta Global Holdings Corp. (a)	8,774	95,022	1.59%
		5,428,534	90.89%

Total Common Stocks
(Cost $6,148,011)		5,884,397	98.52%

The accompanying notes are an integral part of these financial statements.

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SHORT-TERM INVESTMENTS – 1.47%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 1.47%
First American Government Obligations Fund,
Institutional Class, 0.22% (c)	87,564	$87,564	1.47%

Total Short-Term Investments
(Cost $87,564)		87,564	1.47%

Total Investments
(Cost $6,235,575) – 99.99%		5,971,961	99.99%
Other Assets in Excess of Liabilities – 0.01%		511	0.01%

TOTAL NET ASSETS – 100.00%		$5,972,472	100.00%

Percentages are stated as a percent of net assets.

ADR – American Depository Receipt
NV – Naamloze Vennootschap is a Dutch term for publicly traded companies.
PLC – Public Limited Company
(a)	Non-income-producing security.
(b)	U.S.-traded security of a foreign corporation.
(c)	The rate listed is the fund’s seven-day yield as of April 30, 2022.
(d)	Value determined using significant unobservable inputs. As of April 30, 2022, this security amounted to $87,222 or 1.46% of net assets.

Summary of Fair Value Exposure as of April 30, 2022

The following is a summary of the inputs used to value the Fund’s net assets as of April 30, 2022 (see Note 3 in the accompanying Notes to the Financial Statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$109,151	$—	$—	$109,151
Consumer Discretionary	346,712	—	—	346,712
Information Technology	5,341,312	—	87,222	5,428,534
Total Common Stocks	$5,797,175	$—	$87,222	$5,884,397
Short-Term Investments
Money Market Funds	$87,564	$—	$—	$87,564
Total Short-Term Investments	$87,564	$—	$—	$87,564
Total Investments	$5,884,739	$—	$87,222	$5,971,961

The accompanying notes are an integral part of these financial statements.

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8

SCHEDULE OF INVESTMENTS

Level 3 Reconciliation Disclosure

The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value as of April 30, 2022:

	Fair Value as of	Transfers into	Fair Value as of
	November 1, 2021	Level 3(1)	April 30, 2022
Investments in Securities
Common Stocks	$—	$87,222	$87,222
Total	$—	$87,222	$87,222

(1)	Transfers into Level 3 can be attributed to changes in the availability of pricing sources or in the observability of significant inputs used to measure the fair value of those instruments.

The following is a summary of quantitative information about Level 3 Fair Value Measurements:

Impact to
	Fair Value	Valuation	Unobservable	Unobservable	Valuation from an
Type of Security	at 4/30/2022	Techniques	Input	Input Values	Increase in Input
Common Stocks	$87,222	Last Traded	Market	$5.67	Significant changes
		Price	Assessments		in market conditions
could result in direct
and proportional
changes in the fair
value of the security

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Assets and Liabilities as of April 30, 2022 (Unaudited)

ASSETS:
Investments in securities, at value (cost $6,235,575)	$5,971,961
Dividends and interest receivable	639
Prepaid expenses and other assets	17,383
Due from advisor	4,858
Total assets	5,994,841

LIABILITIES:
Payable to auditor	11,226
Accrued distribution fees	747
Accrued service fees	398
Accrued trustees fees	6,311
Accrued printing & mailing fees	3,042
Accrued expenses and other payables	645
Total liabilities	22,369
NET ASSETS	$5,972,472

NET ASSETS CONSISTS OF:
Capital stock	$6,531,817
Accumulated deficit	(559,345)
Total net assets	$5,972,472

NET ASSETS:
Investor Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$4,538,709
Shares issued and outstanding	283,704
Net asset value, offering price, and redemption price per share	$16.00

Institutional Class
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding shares	$1,433,763
Shares issued and outstanding	87,074
Net asset value, offering price, and redemption price per share	$16.47

The accompanying notes are an integral part of these financial statements.

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10

STATEMENT OF ASSETS AND LIABILITIES/STATEMENT OF OPERATIONS

Financial Statements

Statement of Operations for the six months ended April 30, 2022 (Unaudited)

INVESTMENT INCOME:
Dividend income(1)	$42,493
Interest income	53
Total investment income	42,546

EXPENSES:
Investment advisory fees (See Note 5)	26,470
Federal and state registration fees	15,385
Compliance expense (See Note 5)	15,156
Audit fees	11,222
Administration, accounting, custody, and transfer agent fees (See Note 5)	10,210
Trustees’ fees and expenses	8,394
Distribution fees – Investor Class (See Note 5)	3,998
Sub-transfer agent expenses – Investor Class (See Note 5)	3,162
Sub-transfer agent expenses – Institutional Class (See Note 5)	306
Reports to shareholders	3,258
Service fees – Investor Class (See Note 5)	2,665
Other expenses	2,446
Total expenses before waivers and reimbursements	102,672
Service provider expense waiver (See Note 5)	(10,210)
Expense reimbursement from advisor – Investor Class	(38,397)
Expense reimbursement from advisor – Institutional Class	(12,347)
Net expenses	41,718
NET INVESTMENT INCOME	$828

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized loss on investments	$(264,921)
Net change in unrealized appreciation/depreciation on investments	(1,314,801)
Net loss on investments	(1,579,722)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,578,894)

(1)	Net of foreign taxes withheld and issuance fees of $1,716

The accompanying notes are an integral part of these financial statements.

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(This Page Intentionally Left Blank.)

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12

STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Six Months Ended
	April 30, 2022	Year Ended
	(Unaudited)	October 31, 2021
OPERATIONS:
Net investment income (loss)	$828	$(1,224)
Net realized gain (loss) on investments	(264,921)	2,211,486
Net change in unrealized
appreciation/depreciation on investments	(1,314,801)	358,442
Net increase (decrease) in net assets
resulting from operations	(1,578,894)	2,568,704

DISTRIBUTIONS TO SHAREHOLDERS:
Distributable earnings – Investor Class	(1,498,176)	(493,580)
Distributable earnings – Institutional Class	(513,645)	(175,930)
Total distributions	(2,011,821)	(669,510)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	132,457	917,272
Proceeds from shares subscribed – Institutional Class	30,683	57,969
Dividends reinvested – Investor Class	1,465,100	482,162
Dividends reinvested – Institutional Class	513,645	175,930
Cost of shares redeemed – Investor Class	(444,363)	(1,006,346)
Cost of shares redeemed – Institutional Class	(261,393)	(125,590)
Net increase in net assets derived
from capital share transactions	1,436,129	501,397
TOTAL INCREASE (DECREASE) IN NET ASSETS	(2,154,586)	2,400,591

NET ASSETS:
Beginning of period	8,127,058	5,726,467
End of period	$5,972,472	$8,127,058

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	7,308	35,433
Shares sold – Institutional Class	1,554	2,256
Shares issued to holders as reinvestment
of dividends – Investor Class	73,365	21,237
Shares issued to holders as reinvestment
of dividends – Institutional Class	25,019	7,528
Shares redeemed – Investor Class	(22,443)	(38,822)
Shares redeemed – Institutional Class	(14,145)	(4,863)
Net increase in shares outstanding	70,658	22,769

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

	Six Months Ended
	April 30, 2022
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$26.89

Income from investment operations:
Net investment income (loss)	0.00	(1)(2)
Net realized and unrealized gains (losses) on investments	(4.18)
Total from investment operations	(4.18)

Less distributions:
Dividends from net investment income	—
Dividends from net realized gains	(6.71)
Total distributions	(6.71)
Net asset value, end of period	$16.00

TOTAL RETURN	-20.53	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$4.54
Ratio of expenses to average net assets:
Before expense reimbursement	2.96	%(4)
After expense reimbursement	1.23	%(4)(5)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(1.77	)%(4)
After expense reimbursement	(0.04	)%(4)
Portfolio turnover rate(7)	99	%(3)

(1)	Calculated using the average shares outstanding method.
(2)	Amount is between $(0.005) and $0.005.
(3)	Not annualized.
(4)	Annualized.
(5)	Certain service provider expenses were voluntarily waived during the period.
(6)	The Fund’s current expense limitation agreement, which became effective on February 28, 2017, was in effect for eight months of the year ended October 31, 2017.
(7)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2021		2020		2019		2018	2017

$20.50		$18.90		$18.04		$18.46	$15.82

(0.02	)(1)	0.02	(1)	(0.03	)(1)	(0.05)	(0.23)
8.82		2.10		3.15		1.26	2.87
8.80		2.12		3.12		1.21	2.64

(0.04)		—		—		—	—
(2.37)		(0.52)		(2.26)		(1.63)	—
(2.41)		(0.52)		(2.26)		(1.63)	—
$26.89		$20.50		$18.90		$18.04	$18.46

45.11%		11.42%		20.47%		7.25%	16.69%

$6.06		$4.26		$3.89		$3.31	$3.20

2.79%		3.45%		3.84%		3.70%	4.16%
1.23	%(5)	1.23	%(5)	1.23%		1.23%	2.15	%(6)

(1.64)%		(2.12)%		(2.80)%		(2.83)%	(3.16)%
(0.08)%		0.10%		(0.19)%		(0.36)%	(1.15	)%(6)
200%		192%		185%		225%	267%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Six Months Ended
	April 30, 2022
	(Unaudited)
PER SHARE DATA:
Net asset value, beginning of period	$27.65

Income from investment operations:
Net investment income (loss)	0.02	(1)
Net realized and unrealized gains (losses) on investments	(4.31)
Total from investment operations	(4.29)

Less distributions:
Dividends from net investment income	—
Dividends from net realized gains	(6.89)
Total distributions	(6.89)
Net asset value, end of period	$16.47

TOTAL RETURN	-20.43	%(2)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$1.43
Ratio of expenses to average net assets:
Before expense reimbursement	2.62	%(3)
After expense reimbursement	0.98	%(3)(4)
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement	(1.43	)%(3)
After expense reimbursement	0.21	%(3)
Portfolio turnover rate(6)	99	%(2)

(1)	Calculated using the average shares outstanding method.
(2)	Not annualized.
(3)	Annualized.
(4)	Certain service provider expenses were voluntarily waived during the period.
(5)	The Fund’s current expense limitation agreement, which became effective on February 28, 2017, was in effect for eight months of the year ended October 31, 2017.
(6)	Calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2021		2020		2019	2018	2017

$21.08		$19.40		$18.47	$18.85	$16.11

0.05	(1)	0.07	(1)	0.01 (1)	0.01	(0.12)
9.06		2.15		3.23	1.28	2.86
9.11		2.22		3.24	1.29	2.74

(0.11)		(0.01)		—	—	—
(2.43)		(0.53)		(2.31)	(1.67)	—
(2.54)		(0.54)		(2.31)	(1.67)	—
$27.65		$21.08		$19.40	$18.47	$18.85

45.49%		11.67%		20.77%	7.54%	17.01%

$2.06		$1.47		$1.34	$1.09	$1.22

2.44%		3.08%		3.47%	3.27%	3.74%
0.98	%(4)	0.98	%(4)	0.98%	0.98%	1.77	%(5)

(1.29)%		(1.74)%		(2.43)%	(2.41)%	(2.74)%
0.17%		0.36%		0.06%	(0.12)%	(0.77	)%(5)
200%		192%		185%	225%	267%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements April 30, 2022 (Unaudited)

1).  ORGANIZATION

The Hennessy Technology Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term capital appreciation. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only one class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are valued in accordance with the Fund’s valuation policies and procedures, as described in Note 3.

b).
Federal Income Taxes – The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. As a result, the Fund has made no provision for federal income taxes or excise taxes. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book-basis and tax-basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major tax jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

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18

NOTES TO THE FINANCIAL STATEMENTS

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Market discounts, original issue discounts, and market premiums on debt securities are accreted or amortized to interest income over the life of a security with a corresponding increase or decrease, as applicable, in the cost basis of such security using the yield-to-maturity method or, where applicable, the first call date of the security. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – Preparing financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of Fund shares outstanding, rounded to the nearest $0.01. Fund shares are not priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Recent Accounting Pronouncements and Regulatory Updates – In October 2020, the Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, and requires funds whose use of derivatives is greater than a limited specified amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Funds are required to comply with Rule 18f-4 by August 19, 2022. The impact, if any, that Rule 18f-4 will have on the availability, liquidity, and performance of derivatives is unclear. Management is currently evaluating the potential impact of Rule 18f-4 on the Fund. When fully implemented, Rule 18f-4 may require changes in how the Fund uses derivatives, adversely affect the Fund’s performance, and increase costs related to the Fund’s use of derivatives.

In December 2020, the SEC adopted a new rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 permits fund boards

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to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. Funds must comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements.

3).  SECURITIES VALUATION

The Fund follows its valuation policies and procedures in determining its net asset value and, in preparing these financial statements, the fair value accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities on a recurring basis:

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available generally are valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The Nasdaq Stock Market (“Nasdaq”) generally are valued at the Nasdaq Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available generally are valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally

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NOTES TO THE FINANCIAL STATEMENTS

traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, generally are priced at the ending NAV provided by the applicable mutual fund’s service agent and are classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above for equity securities. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeds 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria considered in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair value of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. Using fair value pricing means that the Fund’s NAV reflects the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment

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companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair value hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when a shareholder is unable to purchase or redeem Fund shares.

The Board has delegated day-to-day valuation matters to the Valuation and Liquidity Committee comprising representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation and Liquidity Committee, among other things, is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation and Liquidity Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair value hierarchy of the Fund’s securities as of April 30, 2022, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the six months ended April 30, 2022, were $6,986,597 and $7,395,271, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the six months ended April 30, 2022.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities and most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based on the average daily net assets of the Fund at an annual rate of 0.74%. The net investment advisory fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

The Advisor has contractually agreed to limit total annual operating expenses to 0.98% of the Fund’s net assets for both Investor Class shares and Institutional Class shares (excluding all federal, state and local taxes, interest, brokerage commissions, 12b-1 fees, shareholder servicing fees payable to the Advisor, extraordinary items, and acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities) through February 28, 2023.

For three years following the date on which expenses were waived or incurred, the Advisor may recoup waived or reimbursed expenses from the Fund if total operating expenses, including such recoupment, does not exceed the expense limitation in effect (i) at the time the Advisor waived or reimbursed such expenses and (ii) at the time the Advisor recoups such expenses. As of April 30, 2022, expenses subject to potential recovery for Investor Class and Institutional Class shares and the fiscal years in which they expire were as follows:

	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
	2022	2023	2024	2025	Total
Investor Class	$51,219	$86,892	$75,956	$38,397	$252,464
Institutional Class	$16,327	$27,643	$23,799	$12,347	$ 80,116

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NOTES TO THE FINANCIAL STATEMENTS

The Advisor did not recoup expenses from the Fund during the six months ended April 30, 2022.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which compensates the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of Fund shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of Fund shares. The agreements provide for periodic payments of sub-transfer agent expenses by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services. These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust, Fund Services, and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, accounting, custody, and transfer agent fees. The administrative, accounting, custody, and transfer agent fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations. Fund Services has voluntarily waived all or a portion of its fees for the Fund. The fees voluntarily waived by Fund Services during the six months ended April 30, 2022, are included in the Statement of Operations.

Quasar Distributors, LLC (“Quasar”), a wholly owned broker-dealer subsidiary of Foreside Financial Group, LLC, acts as the Fund’s principal underwriter in a continuous public offering of Fund shares.

The officers of the Fund are affiliated with the Advisor. With the exception of the Chief Compliance Officer and the Senior Compliance Officer, such officers receive no

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compensation from the Fund for serving in their respective roles. The Fund, along with the other funds in the Hennessy Funds family (collectively, the “Hennessy Funds”), makes reimbursement payments on an equal basis to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during the six months ended April 30, 2022, are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund. The line of credit is intended to provide any necessary short-term financing in connection with shareholder redemptions, subject to certain restrictions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During the six months ended April 30, 2022, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2021, the Fund’s most recent fiscal year end, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$7,125,370
Gross tax unrealized appreciation	$1,538,881
Gross tax unrealized depreciation	(514,095)
Net tax unrealized appreciation/(depreciation)	$1,024,786
Undistributed ordinary income	$1,178,003
Undistributed long-term capital gains	828,581
Total distributable earnings	$2,006,584
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$3,031,370

The difference between book-basis unrealized appreciation/depreciation and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2021, the Fund had no tax-basis capital losses to offset future capital gains.

As of October 31, 2021, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2020, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

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NOTES TO THE FINANCIAL STATEMENTS

During fiscal year 2022 (year to date) and fiscal year 2021, the tax character of distributions paid by the Fund was as follows:

	Six Months Ended	Year Ended
	April 30, 2022	October 31, 2021
Ordinary income(1)	$1,183,100	$239,745
Long-term capital gains	828,721	429,765
Total distributions	$2,011,821	$669,510

(1) Ordinary income includes short-term capital gains.

9).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to April 30, 2022, through the date of issuance of the Fund’s financial statements. Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Expense Example (Unaudited)
April 30, 2022

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2021, through April 30, 2022.

Actual Expenses
In the table below, the first line under each of the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses for each share class. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, the Fund’s transfer agent charges a $15 fee. IRAs are charged a $15 annual maintenance fee (up to $30 maximum per shareholder for shareholders with multiple IRAs). The examples below include, but are not limited to, management, shareholder servicing, accounting, custody, and transfer agent fees. However, the examples below do not include portfolio trading commissions and related expenses.

Hypothetical Example for Comparison Purposes
In the table below, the second line under each of the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each share class and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return for such share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second lines under “Investor Class” and “Institutional Class” are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	November 1, 2021	April 30, 2022	During Period(1)
Investor Class
Actual	$1,000.00	$ 794.70	$5.47
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.16

Institutional Class
Actual	$1,000.00	$ 795.70	$4.36
Hypothetical (5% return before expenses)	$1,000.00	$1,019.93	$4.91

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.23% for Investor Class shares or 0.98% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 181/365 days (to reflect the half-year period).

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How to Obtain a Copy of the Fund’s Proxy
Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge (1) by calling 800-966-4354, (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy, or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov or on request by calling 800-966-4354.

Federal Tax Distribution Information (Unaudited)

For fiscal year 2021, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 28.32%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2021 was 25.39%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 92.49%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

Electronic Delivery

As permitted by SEC regulations, the Fund’s shareholder reports are made available on a website, and unless you sign up for eDelivery or elect to receive paper copies as detailed below, you will be notified each time a report is posted and provided with a website link to access the report.

The Fund also offers shareholders the option to receive all notices, account statements, prospectuses, tax forms, and shareholder reports electronically. To sign up for eDelivery or change your delivery preference, please visit www.hennessyfunds.com/account.

To elect to receive paper copies of all future reports free of charge, please call U.S. Bank Global Fund Services at 800-261-6950 or 414-765-4124.

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PROXY VOTING — BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

Board Approval of Investment Advisory
Agreement

At its meeting on March 11, 2022, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the continuation of the investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”). As part of the process, the Trustees reviewed their fiduciary duties and the relevant factors for them to consider with respect to approving the advisory agreement. In addition, the Trustees who are not deemed “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory agreement. As part of their discussion, the Independent Trustees confirmed their understanding of the need to have asked about, and received answers to, any matters that they believed are relevant to determining whether to approve the continuation of the advisory agreement.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory agreement. This information included, but was not limited to, the following:

(1)
A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the continuation of the advisory agreement and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the continuation of the advisory agreement and also referenced the documents that had been provided to help the Board assess each such factor;

(3)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q;

(4)	A summary of the advisory agreement;

(5)	A recent Fund fact sheet, which included, among other things, Fund performance over various periods;

(6)	A description of the range of services provided by the Advisor;

(7)	A peer expense comparison of the net expense ratio and investment advisory fee of the Fund; and

(8)	A memorandum from the Advisor regarding economies of scale.
The Trustees reviewed and discussed all of the information provided by the Advisor. Following this review, and further discussion with the Advisor, the Trustees concluded that the information provided before and at the meeting addressed all of the relevant matters that they wanted to consider in assessing the performance of the Funds and the performance of the Advisor under the advisory agreement, and that said information provided them with a fulsome understanding of the advisory agreement and the services provided by the Advisor.

All of the factors discussed were considered as a whole by the Trustees, as well as by the Independent Trustees meeting in executive session. The Trustees viewed the relevant factors in their totality, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the continuation of the advisory agreement. The Trustees recognized that the management and fee arrangements for the Fund are the result of years of review and discussion between the Independent Trustees and the Advisor, that certain aspects of such arrangements may receive greater scrutiny in

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some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements and information received during the course of the year and in prior years.

Prior to approving the continuation of the advisory agreement, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services provided by the Advisor;

(2)	A comparison of the fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale are recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor;

(5)	The performance of the Fund; and

(6)	Any benefits to the Advisor from serving as an investment advisor to the Fund (other than the advisory fee).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are provided by the Advisor. Based on this review and an assessment of the Advisor’s performance, the Trustees concluded that the Advisor provides high-quality services to the Fund, and they noted that their overall confidence in the Advisor was high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the Fund by the Advisor and that the nature and extent of the services provided by the Advisor were appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor acts as the portfolio manager for the Fund. In this capacity, the Advisor does the following:

(i)
manages the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seeks best execution for the Fund’s portfolio;

(iii)	manages the use of soft dollars for the Fund; and

(iv)	manages proxy voting for the Fund.

(b)	The Advisor performs a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor monitors the liquidity of each Fund.

(d)	The Advisor monitors the Fund’s compliance with its investment objectives and restrictions and federal securities laws.

(e)
The Advisor maintains a compliance program (including a code of ethics), conducts ongoing reviews of the compliance programs of the Fund’s service providers (including their codes of ethics, as appropriate), conducts on-site visits to the Fund’s service providers, as feasible, monitors incidents of abusive trading practices, reviews Fund expense accruals, payments, and fixed expense ratios, evaluates insurance providers for fidelity bond, D&O/E&O insurance, and cybersecurity insurance coverage, manages regulatory examination compliance and responses, conducts employee compliance training, reviews reports provided by service providers, and maintains books and records.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(f)
The Advisor oversees service providers that provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(g)	The Advisor maintains in-house marketing and distribution departments on behalf of the Fund.

(h)	The Advisor prepares or directs the preparation of all regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(i)	For each annual report of the Fund, the Advisor prepares a written summary of the Fund’s performance during the most recent 12-month period.

(j)
The Advisor oversees distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Ameritrade, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Fund, which allow customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(k)
The Advisor pays the incentive compensation of the Fund’s compliance officers and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives.

(l)	The Advisor provides a quarterly compliance certification to the Board.

(m)	The Advisor prepares or reviews all Board materials, presents to and leads discussions with the Board, prepares or reviews all meeting minutes, and arranges for Board training and education.

(2)
The Trustees compared the performance of the Fund to benchmark indices over various periods and noted that the Trustees review and discuss reports comparing the investment performance of the Fund to various indices at each quarterly Board meeting. Based on such information, the Trustees determined that the Advisor manages the Fund in a manner materially consistent with its stated investment objective and style. The Trustees concluded that the performance of the Fund over various periods warranted the continuation of the advisory agreement.

(3)
The Trustees reviewed the advisory fees and overall expense ratios of the Fund compared to other funds similar in asset size and investment objective to the Fund using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and overall expense ratio of the Fund falls within a reasonable range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted continuation of the advisory agreement.

(4)
The Trustees also considered whether the Advisor was realizing economies of scale that should be shared with the Fund’s shareholders. The Trustees noted that the majority of expenses incurred to manage the Fund are variable

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asset-based fees, so the Advisor does not realize material economies of scale relating to these expenses as the assets of the Fund increase. For example, third-party platform fees increase as the Fund’s assets grow.

(5)
The Trustees considered the profitability of the Advisor, including the impact of mutual fund platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing and distributing the Fund. The Trustees then concluded that the profits of the Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(6)	The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees and concluded that this was beneficial to the Fund and its shareholders.

(7)
The Trustees considered any benefits to the Advisor from serving as an advisor to the Fund (other than the advisory fee). The Trustees noted that the Advisor may derive ancillary benefits from, by way of example, its association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that any such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits realized by the Advisor from its relationship with the Fund were reasonable, which was based on, among other things, the Trustees’ finding that the research, analytical, statistical, and other information and services provided by brokers are merely supplemental to the Advisor’s own efforts in the performance of its duties under the advisory agreement.

After reviewing the materials and information provided at the meeting, as well as other information regularly provided at the Board’s quarterly meetings throughout the year regarding the quality of services provided by the Advisor, the performance of the Fund, expense information, brokerage commissions information, the adequacy and efficacy of the Advisor’s written policies and procedures, other regulatory compliance issues, trading information and related matters, and other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the continuation of the advisory agreement.

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(This Page Intentionally Left Blank.)

For information, questions, or assistance, please call
The Hennessy Funds
800-966-4354 or 415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
J. Dennis DeSousa
Robert T. Doyle
Claire Garvie
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 1250
Milwaukee, Wisconsin 53202

www.hennessyfunds.com  |  800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

(b)

NOTICE:

Important Shareholder Report(s) Available Online and in Print by Request

Shareholder reports contain important information about your investments, including portfolio holdings and financial statements. We encourage you to review the shareholder report(s) and other information by visiting: www.hennessyfunds.com/funds/fund-documents

You may request printed copies or change your delivery preferences at any time by calling:

U.S. Bank Global Fund Services
1-800-261-6950 or 1-414-765-4124

Please contact U.S. Bank Global Fund Services if you would like to:

✔	Request a paper copy of a specific shareholder report, free of charge. Unless you contact U.S. Bank Global Fund Services, you will NOT receive a paper copy.

✔	Elect to receive paper copies of ALL future shareholder reports, free of charge.

✔	Elect to receive shareholder reports and other communications (including quarterly statements, annual tax statements, and prospectuses) electronically delivered to your email.

Note: You may also elect eDelivery by accessing your account online at www.hennessyfunds.com/account

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Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934 (the “Exchange Act”)).

Item 6. Investments.

(a)	The Schedules of Investments are included as part of the reports to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing date of this report, as required by Rule 30a‑3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Exchange Act. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized, and reported and made known to them by others within the registrant and by the registrant’s service providers.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing of an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Rule 30a‑2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act. Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Rule 30a‑2(b) under the Act and Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HENNESSY FUNDS TRUST
(Registrant)

By:      /s/Neil J. Hennessy
Neil J. Hennessy
President

Date:   July 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Neil J. Hennessy Neil J. Hennessy, President and Principal Executive Officer

Date: July 8, 2022

By: /s/Teresa M. Nilsen Teresa M. Nilsen, Treasurer and Principal Financial Officer

Date: July 8, 2022